UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Shareholders.

Aberdeen Funds
Equity Series

Annual Report

October 31, 2020

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A – APJAX ■ Class R – APJRX ■ Institutional Class – AAPIX ■ Institutional Service Class – AAPEX

Aberdeen China A Share Equity Fund

Class A – GOPAX ■ Class C – GOPCX ■ Class R – GOPRX ■ Institutional Class – GOPIX ■ Institutional Service Class – GOPSX

Aberdeen Dynamic Dividend Fund

Class A – ADAVX ■ Institutional Class – ADVDX

Aberdeen Emerging Markets Fund

Class A – GEGAX ■ Class C – GEGCX ■ Class R – GEMRX ■ Institutional Class – ABEMX ■ Institutional Service Class – AEMSX

Aberdeen Focused U.S. Equity Fund

Class A – MLSAX ■ Class C – MLSCX ■ Class R – GLSRX ■ Institutional Class – GGUIX ■ Institutional Service Class – AELSX

Aberdeen Global Equity Fund

Class A – GLLAX ■ Class C – GLLCX ■ Class R – GWLRX ■ Institutional Class – GWLIX ■ Institutional Service Class – GLLSX

Aberdeen Global Infrastructure Fund

Class A – AIAFX ■ Institutional Class – AIFRX

Aberdeen International Equity Fund

Class A – GIGAX ■ Class C – GIGCX ■ Class R – GIRRX ■ Institutional Class – GIGIX ■ Institutional Service Class – GIGSX

Aberdeen International Real Estate Equity Fund

Class A – EGALX ■ Institutional Class – EGLRX

Aberdeen International Small Cap Fund

Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX

Aberdeen Realty Income & Growth Fund

Class A – AIAGX ■ Institutional Class – AIGYX

Aberdeen U.S. Mid Cap Equity Fund

Class A – GUEAX ■ Class C – GUECX ■ Class R – GUERX ■ Institutional Class – GUEIX ■ Institutional Service Class – GUESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A – GXXAX ■ Class C – GXXCX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX

Aberdeen U.S. Small Cap Equity Fund

Class A – GSXAX ■ Class C – GSXCX ■ Class R – GNSRX ■ Institutional Class – GSCIX ■ Institutional Service Class – GSXIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Table of Contents

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen China A Share Equity Fund	Page 10
Aberdeen Dynamic Dividend Fund	Page 16
Aberdeen Emerging Markets Fund	Page 23
Aberdeen Focused U.S. Equity Fund	Page 30
Aberdeen Global Equity Fund	Page 35
Aberdeen Global Infrastructure Fund	Page 41
Aberdeen International Equity Fund	Page 48
Aberdeen International Real Estate Equity Fund	Page 54
Aberdeen International Small Cap Fund	Page 60
Aberdeen Realty Income & Growth Fund	Page 66
Aberdeen U.S. Mid Cap Equity Fund	Page 71
Aberdeen U.S. Multi-Cap Equity Fund	Page 76
Aberdeen U.S. Small Cap Equity Fund	Page 81
Financial Statements	Page 90
Notes to Financial Statements	Page 142
Report of Independent Registered Public Accounting Firm	Page 165
Other Tax Information	Page 166
Shareholder Expense Examples	Page 168
Management of the Funds	Page 173

Investors should carefully consider a fund's investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a "Fund" and collectively, the "Funds") is included in the Funds' semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q's successor form, Form N-PORT). The Funds' Form N-Q and Form N-PORT filings are available on the Commission's website at http://www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission's website at www.sec.gov.

Market Review

Global financial markets experienced unprecedented volatility during the 12-month period ended October 31, 2020. Both the global equity and fixed-income markets performed well between November 2019 and January 2020, as supportive central bank monetary policy globally and hopes of a breakthrough in the U.S.-China trade war helped allay investors' fears about economic growth. Additionally, the decisive outcome of the election in the UK in December 2019 removed much of the political wrangling and uncertainty related to the UK's withdrawal from the European Union (Brexit).

However, in February 2020, attention shifted to the coronavirus (COVID-19) outbreak as it spread from China to engulf the rest of the world. Governments worldwide responded with drastic containment measures which all but crippled the global economy. As global growth forecasts plummeted, many central banks sought to ease the pain by slashing interest rates and implementing aggressive support programs. The U.S. Federal Reserve (Fed) reduced its benchmark interest rate three times, taking it to near 0% – a level last seen in the aftermath of the global financial crisis in 2008.

U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package in an effort to counter the economic effects of coronavirus. Additionally, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond-purchase program to mid-2021. These measures helped investor sentiment to recover through the summer of 2020, along with subsiding infection rates, which allowed some easing of lockdown restrictions in many countries. Consequently, global economic activity rebounded strongly, propelling equity prices higher. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

Equity prices in developed markets globally recorded modest gains over the 12-month period ended October 31, 2020, with the Morgan Stanley Capital International (MSCI) All-Country (AC) World Index (Net Dividends),1 a global equity market benchmark, returning 4.9%. The Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index (Net Dividends),2 was the strongest-performing global stock market region for the reporting period, returning 11.8%, followed by the 9.7% return of the U.S. broader-market S&P 500 Index.3 Conversely, Japanese and European equities significantly underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX) (Net Dividends)4 posting a virtually flat return of -0.01%, and the MSCI Europe Index (Net Dividends)5 returning -9.3% for the reporting period.

In the Asia-Pacific region, North Asian markets, including China, South Korea and Taiwan, outperformed their peers across Asia over the reporting period as they were among the first to contain the virus effectively. Similarly, the New Zealand market performed well as the government acted swiftly to get the virus under control. In contrast, Southeast Asian markets underperformed during the reporting period. The Singapore market declined on investors' concerns that its open economy would be affected by sluggish global demand due to the pandemic. Indonesia and the Philippines struggled to slow COVID-19 infections.

The information technology sector led the rally in the U.S. equity market for the reporting period, garnering a double-digit return. Conversely, the energy sector posted a notable decline and was the weakest- performing sector. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.6 The economy subsequently expanded by 33.1% in the third quarter of 2020, due largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic.7 There were notable increases in consumer spending, private inventory investment and exports.

Emerging-market (EM) equities, as represented by the MSCI Emerging Markets Index (Net Dividends),8 outperformed their developed-market counterparts, returning 8.3% for the reporting period. Following a COVID-19-induced selloff in the first quarter of 2020, EM stock prices rebounded in the second and third quarters of 2020, after initial lockdowns seemingly slowed infection rates in most affected areas; this led many economies to gradually reopen for business. A key factor aiding the rally in EM stocks during this period was the unprecedented monetary and fiscal policy support by central banks and governments worldwide.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,9 moved sharply lower, returning -19.0% over the reporting period. The real estate market downturn was prompted by the emergence and spread of COVID-19 in Europe and the Americas. The listed property market was particularly hard hit as much of the sector includes venues where people congregate, such as malls or hotels, which faced direct, negative impacts from lockdowns and restrictions on movement. As people around the world were forced to work from their homes, the office space sector also came under pressure amid speculation that corporations will opt to rent less office in the future in favor of increased agile working arrangements. The listed real estate markets bottomed in March 2020, but continued a gradual recovery as investors adjusted their expectations for the post-COVID-19 world.

Fixed-income securities in developed markets modestly outperformed their global equity counterparts over the reporting period, with the Bloomberg Barclays Global Aggregate Bond Index,10 returning 5.6%. Global investment-grade11 bonds, as represented by the ICE Bank of America (BofA) Global Corporate Index,12 returned 6.3%, outperforming the 2.9% return of their global high-yield counterparts, as measured by the ICE BofA Global High Yield Constrained Index,13 for the reporting period. As credit spreads widened significantly, demand for "safe-haven" assets such as developed-market government bonds soared, driving yields down sharply. This was compounded by central banks globally cutting interest rates to record lows, along with an unprecedented amount of

2020 Annual Report	1

Market Review (concluded)

coordinated fiscal support from governments worldwide. The Fed reduced its benchmark interest rate to near 0% and proposed trillions of dollars in COVID-19 support. The Asia-Pacific fixed-income markets recorded positive total returns for the reporting period, driven mainly by local interest rates. In local-currency government bonds, yields in the short end of the curve declined more than those in the long end as monetary policy supported demand for short-dated bonds, while supply pressures to finance the government rescue packages weighed on longer-dated issues. Emerging-market debt outside Asia also experienced difficulty during the reporting period, but with considerable divergence by country. The performance of emerging market local-currency bonds was hampered by currency weakness in several countries.

Outlook

In our view, the short-term global outlook remains fraught with uncertainty. On the political front, former Vice President Joe Biden's victory in the U.S. presidential election in November represents a change in the Executive Branch, but the remaining runoff elections for both of Georgia's U.S. Senate seats in early January 2021, continue to leave the political structure of the Legislative Branch in limbo. The Democratic Party needs both seats to gain a 50-50 split in the upper house, aided by tie-breaking votes from Vice President-elect Kamala Harris, for a technical "sweep" of both houses of Congress. The market views a split Congress as the most likely outcome and, therefore, the continuation of limited stimulus combined with supportive actions from the Fed perpetuating "lower for longer" interest rates. While Biden's initial choices for Cabinet and staff positions point to a politically centrist approach, overall policy implementation will remain uncertain until the Georgia Senate election is decided, as it dictates Biden's ability to push more of his agenda on, among other things, taxes, government-supported energy transition, healthcare, trade and infrastructure.

Regarding the COVID-19 pandemic, news that a vaccine may soon be widely available lifted investor sentiment in late 2020. We expect the approval and successful distribution of a vaccine to make a meaningful difference in Aberdeen Standard Investments' global economic growth forecasts going forward.

Aberdeen Standard Investments

1	The MSCI AC World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
3	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
4	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
5	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
6	Source: U.S. Department of Commerce, July 2020.
7	Source: U.S. Department of Commerce, October 2020.
8	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
9	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
10	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local-currency bond markets.
11	Companies whose bonds are rated as "investment-grade" usually have a lower chance of defaulting on their debt than those rated as "non-investment grade." These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.
12	The ICE BofA Global Corporate Index tracks the performance of global investment-grade bonds.
13	The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

2	2020 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned 14.75% for the 12-month period ended October 31, 2020, versus 11.80% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index, during the same period.

Asia-Pacific equities, as measured by the MSCI AC Asia Pacific ex Japan Index, garnered double-digit gains over the reporting period. Investor sentiment was buoyant through December 2019, attributable mainly to easing U.S.-China trade tensions. However, the COVID-19 pandemic caused markets to plunge in February and March 2020, as widespread lockdowns crippled business activity. As restrictions eased, the global economy began to recover. This, coupled with sustained large-scale monetary and fiscal policy stimuli from governments worldwide, helped global stock markets to more than offset their losses.

North Asian markets, including China, South Korea and Taiwan, outperformed their peers across Asia over the reporting period as they were among the first to contain the virus effectively. Similarly, the New Zealand market performed well as the government acted swiftly to get the virus under control. In contrast, Southeast Asian markets underperformed during the reporting period. The Singapore market declined on investors' concerns that its open economy would be affected by sluggish global demand due to the pandemic. Indonesia and the Philippines struggled to slow COVID-19 infections. Thailand was hampered by uncertainty caused by a spate of cabinet-level resignations amid political infighting, as well as growing pro-democracy demonstrations.

The Fund outperformed its benchmark, the MSCI AC Asia Pacific ex Japan Index, for the 12-month period ended October 31, 2020, due mainly to strong overall stock selection. Positive performance from the Fund's holdings in Australia, China, Korea and Taiwan offset weakness from the exposure to India and Singapore.

The Fund's underweight allocation relative to the benchmark to Australia bolstered performance for the reporting period. The market lagged the broader Asia-Pacific region as several states suffered multiple waves of infections, and the region's economy entered its first recession in three decades. The lack of exposure to Australian banks benefited Fund performance as they grappled with compliance cost pressures, along with weakening growth and lower interest rates. Shares of the Fund's holding in industrial property firm Goodman Group performed well over the period as the company benefited from strength in its operations. Shares of miner Rio Tinto Ltd. moved higher over the reporting period following a rebound in iron-ore prices, despite the mining giant facing criticism for its destruction of the 46,000-year-old caves of Juukan Gorge.

In China, shares of internet giant Tencent Holdings Ltd. neared all-time highs on robust demand for its mobile games during the lockdowns. China Tourism Group Duty Free Corp. Ltd.'s stock price rose during the reporting period on news of its takeover of Hainan Offshore Duty Free, which strengthened its market leadership. China's wide-ranging stimulus program for the Hainan offshore duty-free market provided a further boost. Shares of Wuxi Biologics (Cayman) Inc. rallied as the contract research organization continued to benefit from healthy demand for global outsourcing. Liquor-maker Kweichow Moutai Co. Ltd., electrical appliance manufacturer Midea Group Co. Ltd., and e-commerce company Meituan Dianping were also notable contributors to Fund performance for the reporting period. These positive factors outweighed the negative impact of the lack of exposure to e-commerce giant Alibaba Group Holding Ltd., which has a large weighting in the benchmark MSCI AC Asia Pacific ex Japan Index, over most of the period. Alibaba saw healthy growth and enjoyed positive market sentiment towards the planned listing of its digital payments affiliate, Ant Group. We initiated a position in Alibaba near the end of the reporting period.

In India, several holdings were key detractors from Fund performance for the reporting period, including private-sector lenders Housing Development Finance Corp. and Kotak Mahindra Bank Ltd., as well as conglomerate ITC Ltd. A sluggish economy, rising oil prices and social unrest hampered the Indian market during the period.

The Fund's positions in Singapore exchange-listed conglomerate Jardine Strategic Holdings Ltd. and lender Oversea-Chinese Banking Corporation (OCBC) hindered performance for the reporting period. Shares of Jardine Strategic moved lower due to its exposure to Hong Kong amid political unrest in the Special Administrative Region, while OCBC was hampered by the subdued outlook for Singapore's economy. The Fund's holdings in Indonesian automotive conglomerate Astra International Tbk and lender Bank Central Asia Tbk also lagged the overall Asia-Pacific region, as the country struggled with elevated levels of COVID-19 infections.

During the reporting period, we took advantage of market volatility to initiate holdings in what we believed were many high-quality companies, including Meituan Dianping; New Oriental Education & Technology Group Inc., an afterschool K-12 tutoring business, and online classified advertising services provider 58.com Inc. in China; Australia exchange-listed Goodman Group and accounting software company Xero Ltd.; and property developers Ayala Land Inc. and CapitaLand Ltd. in Southeast Asia.

As we remain upbeat about China's long-term potential, especially in areas such as domestic consumption, rising healthcare needs, technology advances and rapid urbanization, we initiated seven new holdings linked to these themes on the mainland and in Hong Kong.

We subscribed to the initial public offering of two Chinese companies, Hangzhou Tigermed Consulting Ltd. and KE Holdings Inc. Clinical contract researcher Hangzhou Tigermed Consulting, the largest company in its industry in China, sought a secondary listing in Hong Kong. We believe that the company could get a boost from rising research spending on innovative drugs in the mainland, given a supportive policy backdrop and low penetration levels. KE Holdings owns brand leaders, property brokerage Lianjia, as well as housing transactions platform Beike. We believe that the company can build on powerful network effects by bringing agents onto the same platform and driving industry consolidation

As previously noted, after careful consideration, we initiated a position in Alibaba in October 2020. While we believe that the company has always been a strong business, the key sticking points in

2020 Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (continued)

the past had been our concerns about the quality of its corporate governance, including its opaque corporate structure, the partnership model, and past treatment of minority shareholders. More recently, we have observed changes along several fronts that we viewed positively from a governance perspective.

Chinese sportswear maker Li Ning Co. Ltd. was another new addition to the Fund during the reporting period. Li Ning has started to improve its business after the company revamped its distribution channels and brand portfolio, while refreshing its management. We believe that the company's focus on improving key areas, such as inventory management and the supply chain, should underpin higher margins in the coming years.

We also initiated a position in China Conch Venture Holdings Ltd., which owns leading cement-maker Anhui Conch Cement. The company's environmental business, including waste-management services, has been gaining customers as well. In our view, China Merchants Bank Co. Ltd. has one of the strongest retail franchises in the country, and we believe that it is well-incentivized and commercially run. We like management's prudence, reflected by its priority of asset quality over loan growth amid a slowing economy.

We also established a new position in Macau casino operator Sands China Ltd. The company is a leader in the mass affluent market, which is expected to grow in tandem with the region's increasing wealth. Although international travel will take some time to recover, we believe that rising tourism in mainland China should provide some support.

Elsewhere, we initiated holdings in companies that are focused on emerging structural trends. These included South Korean lithium-ion battery maker Samsung SDI Co. Ltd., which is one of five dominant global players in the electric-vehicle (EV) battery market, given competitors' substantial barriers to entry in the industry. We believe that greater support for clean energy is also likely to boost demand for EV batteries. In our opinion, South Korea-based Samsung Biologics Co. Ltd., the world's largest biopharmaceutical contract manufacturer, is a high-quality business in a fast-growing sector. Though the company entered the industry just eight years ago, it now matches leading players in scale and technological knowledge, with a clear cost advantage, in our view. We believe that the Fund's position in Samsung Biologics complements existing holdings in Wuxi Biologics and Hangzhou Tigermed, which occupy different parts of the same supply chain.

Other initiated positions over the reporting period included Asian Paints Ltd., a leading decorative paint supplier in India that in our opinion benefits from rising demand given its unparalleled distribution network, broad product portfolio and good management; and New Zealand-based Fisher & Paykel Healthcare Corp. Ltd., a maker of medical devices for respiratory care and sleep apnea, which we believe should benefit from higher industry awareness and use of nasal high-flow therapy resulting from the COVID-19 pandemic.

Conversely, during the reporting period, we exited the Fund's positions in several companies in which we now have lower conviction, including semiconductor manufacturer ASM Pacific Technology Ltd.; hospital operator Bangkok Dusit Medical Services; oil and gas company CNOOC Ltd.; Hangzhou Hikvision Digital technology Co., a supplier of video surveillance equipment; financial services company HDFC Bank Ltd.; hotel management company Huazhu Group Ltd.; conglomerate Keppel Corp.; telecommunications company Taiwan Mobile Co. Ltd., online classified advertising services provider 58.com Inc.; Autohome, Indian manufacturing company Grasim Industries Ltd.; Hang Lung Group, Indian automaker Hero Motocorp Ltd.; Chinese optical products producer Sunny Optical Technology Group Co. Ltd.; and consumer products maker Unilever Indonesia Tbk. Additionally, we exited the Fund's positions in lenders Bank Rakyat Indonesia Tbk, HSBC Holdings plc, Public Bank Berhad, Standard Chartered plc, and United Overseas Bank Ltd.

We remain cautious as we believe that stock markets globally are likely to remain volatile in the near term. Our view comes in light of a resurgence of COVID-19 in parts of the world, alongside uncertainty over the timeline of a potential vaccine. Additionally, tensions between the world's two largest economies – the U.S. and China – have spilled over from trade to other areas such as technology. Given bipartisan U.S. political consensus towards some kind of economic decoupling from China, we believe that this is unlikely to change even after the U.S. presidential election, which was held in early November.

On a more positive note, we anticipate that governments and central banks worldwide will continue to support their economies, which could bolster global financial markets. We also believe that investors' current rotation from growth to value and cyclical stocks should benefit the Fund's performance. In the longer term, the post-COVID-19 world is likely to accelerate existing trends, to which many of the Fund's holdings already have significant exposure. These include Asia's increasing urbanization and infrastructure needs, growing demand for healthcare and wealth management, as well as global shifts towards cloud computing, electric vehicles and 5G networks. We believe that there are promising prospects for high-quality Asian stocks with solid fundamentals that stand to benefit from the Asia-Pacific region's structural growth.

Portfolio Management:

Asian Equities Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

4	2020 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Risk Considerations

The Fund focuses its investments in the Asia-Pacific region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuations, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC	14.49%	10.54%	5.38%
	w/SC2	7.94%	9.25%	4.76%
Class R1,3	w/o SC	14.22%	10.30%	5.16%
Institutional Service Class[3]	w/o SC	14.66%	10.75%	5.56%
Institutional Class[3]	w/o SC	14.75%	10.82%	5.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns before the first offering of Class A and Class R shares (February 28, 2012) are based on the previous performance of the Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class A and Class R shares would only differ to the extent of the difference in expenses of the classes.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index (Net Dividends), MSCI AC Asia Pacific ex Japan Index (Gross Dividends) and the Consumer Price Index (CPI) over a ten-year period ended October 31, 2020. Effective February 28, 2020, the MSCI AC Asia Pacific ex Japan IndexTM (Net Dividends) replaced the MSCI AC Asia Pacific ex Japan IndexTM (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. With 1,257 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the index are: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

6	2020 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	90.4%
Preferred Stocks	7.9%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(0.4%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Information Technology	21.6%
Financials	18.4%
Consumer Discretionary	15.3%
Communication Services	10.8%
Health Care	10.0%
Materials	6.8%
Real Estate	5.9%
Consumer Staples	5.6%
Industrials	3.9%
Other	1.7%
100.0%

Top Holdings*
Tencent Holdings Ltd.	9.7%
Samsung Electronics Co. Ltd.	7.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	7.7%
CSL Ltd.	3.8%
Ping An Insurance Group Co. of China Ltd., H Shares	2.9%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	2.9%
AIA Group Ltd.	2.8%
Housing Development Finance Corp. Ltd.	2.3%
Bank Central Asia Tbk PT	2.3%
Aristocrat Leisure Ltd.	2.1%
Other	55.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	35.4%
Australia	10.4%
India	10.3%
South Korea	10.3%
Taiwan	7.7%
Hong Kong	7.1%
Singapore	4.6%
Indonesia	3.9%
United States	2.1%
Philippines	1.9%
Other	6.3%
100.0%

2020 Annual Report	7

Statement of Investments

October 31, 2020
Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.4%)
AUSTRALIA (10.4%)
Consumer Discretionary (2.1%)
Aristocrat Leisure Ltd.	6,325	$127,365
Health Care (5.8%)
Cochlear Ltd.	822	122,688
CSL Ltd.	1,147	232,218
		354,906
Materials (1.6%)
BHP Group PLC	5,057	97,966
Real Estate (0.9%)
Goodman Group, REIT	4,100	53,067
		633,304
CHINA (35.4%)
Communication Services (9.8%)
Tencent Holdings Ltd.	7,800	595,964
Consumer Discretionary (10.5%)
Alibaba Group Holding Ltd. (a)	2,400	90,945
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect) (b)	3,499	104,308
Li Ning Co. Ltd.	6,500	33,878
Meituan, B Shares (a)	3,300	123,021
Midea Group Co. Ltd., A Shares (Stock Connect) (b)	10,499	122,526
New Oriental Education & Technology Group, Inc., ADR (a)	320	51,322
SAIC Motor Corp. Ltd., A Shares (Stock Connect) (b)	34,214	118,446
Yum China Holdings, Inc.	1	53
		644,499
Consumer Staples (2.9%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)	700	174,893
Financials (3.3%)
China Merchants Bank Co. Ltd., H Shares	5,000	26,045
Ping An Insurance Group Co. of China Ltd., H Shares	17,000	175,774
		201,819
Health Care (2.7%)
Hangzhou Tigermed Consulting Co. Ltd., H Shares (a)(c)	2,300	36,936
Wuxi Biologics Cayman, Inc. (a)(c)	4,500	126,377
		163,313
Industrials (2.1%)
China Conch Venture Holdings Ltd.	7,000	31,169
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (b)	10,098	99,899
		131,068
Information Technology (0.8%)
GDS Holdings Ltd., ADR (a)	598	50,256

	Shares or Principal Amount	Value
Materials (0.9%)
Anhui Conch Cement Co. Ltd., H Shares	9,000	$56,299
Real Estate (2.4%)
China Resources Land Ltd.	30,000	122,690
KE Holdings, Inc. ADR (a)	326	22,739
		145,429
		2,163,540
HONG KONG (7.1%)
Consumer Staples (0.9%)
Budweiser Brewing Co. APAC Ltd. (c)	19,100	56,328
Financials (4.7%)
AIA Group Ltd.	18,000	171,309
Hong Kong Exchanges & Clearing Ltd.	2,442	117,017
		288,326
Industrials (0.5%)
Jardine Strategic Holdings Ltd.	1,300	28,148
Real Estate (1.0%)
Swire Properties Ltd.	21,700	58,232
		431,034
INDIA (10.3%)
Consumer Staples (1.8%)
Hindustan Unilever Ltd.	2,089	58,514
ITC Ltd.	24,356	54,478
		112,992
Financials (5.1%)
Housing Development Finance Corp. Ltd.	5,569	144,286
Kotak Mahindra Bank Ltd. (a)	5,569	116,037
SBI Life Insurance Co. Ltd. (a)(c)	5,000	51,993
		312,316
Information Technology (2.0%)
Tata Consultancy Services Ltd.	3,379	121,721
Materials (1.4%)
Asian Paints Ltd.	1,150	34,277
UltraTech Cement Ltd.	790	48,477
		82,754
		629,783
INDONESIA (3.9%)
Consumer Discretionary (1.6%)
Astra International Tbk PT	271,600	99,181
Financials (2.3%)
Bank Central Asia Tbk PT	70,900	139,507
		238,688
MACAU (1.1%)
Consumer Discretionary (1.1%)
Sands China Ltd.	18,800	65,981

See accompanying Notes to Financial Statements.

8	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
NETHERLANDS (1.5%)
Information Technology (1.5%)
ASML Holding NV	252	$91,174
NEW ZEALAND (1.9%)
Health Care (1.0%)
Fisher & Paykel Healthcare Corp. Ltd.	2,567	59,192
Information Technology (0.9%)
Xero Ltd. (a)	756	58,649
		117,841
PHILIPPINES (1.9%)
Financials (0.4%)
Bank of the Philippine Islands	17,255	26,170
Industrials (1.3%)
Ayala Corp.	5,170	81,484
Real Estate (0.2%)
Ayala Land, Inc.	16,300	11,097
		118,751
SINGAPORE (4.6%)
Communication Services (1.0%)
Singapore Telecommunications Ltd.	44,000	65,407
Financials (2.6%)
DBS Group Holdings Ltd.	4,215	62,786
Oversea-Chinese Banking Corp. Ltd.	15,440	95,230
		158,016
Real Estate (1.0%)
CapitaLand Ltd.	12,833	24,149
City Developments Ltd.	7,800	36,222
		60,371
		283,794
SOUTH KOREA (2.4%)
Health Care (0.5%)
Samsung Biologics Co. Ltd. (a)(c)	46	27,797
Information Technology (0.8%)
Samsung SDI Co. Ltd.	129	50,818
Materials (1.1%)
LG Chem Ltd.	124	67,615
		146,230
TAIWAN (7.7%)
Information Technology (7.7%)
Taiwan Semiconductor Manufacturing Co. Ltd.	31,000	469,020
THAILAND (1.3%)
Materials (0.9%)
Siam Cement PCL (The), Foreign Shares	4,900	53,095

	Shares or Principal Amount	Value
Real Estate (0.4%)
Central Pattana PCL, Foreign Shares	21,200	$26,146
		79,241
UNITED KINGDOM (0.9%)
Materials (0.9%)
Rio Tinto PLC – London Listing	931	52,659
Total Common Stocks		5,521,040
PREFERRED STOCKS (7.9%)
SOUTH KOREA (7.9%)
Information Technology (7.9%)
Samsung Electronics Co. Ltd.	10,809	480,837
Total Preferred Stocks		480,837
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (d)	127,059	127,059
Total Short-Term Investment		127,059
Total Investments (Cost $5,032,507) (e)—100.4%		6,128,936
Liabilities in Excess of Other Assets—(0.4)%		(23,421)
Net Assets—100.0%		$6,105,515

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Annual Report	9

Aberdeen China A Share Equity Fund (Unaudited)

Aberdeen China A Share Equity Fund (Institutional Class shares net of fees) returned 38.55% for the 12-month period ended October 31, 2020, versus the 32.35% return of its benchmark, the Morgan Stanley Capital International (MSCI) China A Onshore Index (Net Dividends), during the same period.

Chinese equities, as measured by the MSCI China A Onshore Index (Net Dividends), returned 32.35% for the 12-month period ended October 31, 2020, outperforming most other equity markets globally. Stock prices initially rallied on monetary easing from central banks worldwide, progress in U.S.-China trade talks, and the rollout of 5G telecommunications networks. However, a nationwide lockdown in China amid the coronavirus (COVID-19) pandemic abruptly curtailed the gains in early 2020. The Chinese government implemented aggressive monetary and fiscal stimuli in an effort to buffer the fallout. The government injected cheaper medium-term funds and directed the financial sector to help industries affected by the pandemic, and accelerated approvals for policies to develop smart infrastructure.

China's stock market rebounded when it appeared that concerted efforts to stem the spread of COVID-19 infections were effective, allowing factory and construction work to gradually resume. Booming retail investor interest fueled by easy credit, positive earnings surprises, and better-than-expected domestic economic data, buoyed share prices. The revamp of the Shanghai Stock Exchange Composite Index,1 which led institutions to adjust their holdings in anticipation of the change, also added to the optimism in the market. Nonetheless, investors' concerns over the ban on Chinese network equipment giant Huawei Technologies Co., Ltd. (which the Fund did not hold during the reporting period) from the U.S. technology supply chain capped gains. Investors worried that the move would slow 5G network adoption and hinder smartphone sales.

China has been the only major economy globally expecting economic expansion thus far in 2020, helped by stringent measures to suppress the coronavirus. Furthermore, we believe that the inclusion of its sovereign debt in the Financial Times Stock Exchange (FTSE) World Government Bond Index2 could boost China's fiscal position via more global capital. In policy-related matters, we view the Chinese government's prioritization of employment over growth targets as a positive step.

The Fund outperformed its benchmark, the MSCI China A Onshore Index, over the 12-month period ended October 31, 2020, due primarily to strong stock selection in the consumer discretionary, consumer staples and healthcare sectors. Conversely, the Fund's overweight allocation relative to the benchmark to the insurance segment of the financials sector, as well as underweight positions in the information technology and industrials sectors, had a negative impact on performance for the reporting period. In our view, the corporate results season for the quarter ended September 30, 2020, offered more clarity on companies' post-pandemic outlooks. Investors appeared to focus more on fundamentals, leading to divergent share-price performances over the reporting period.

Regarding the Fund's positions in the consumer staples sector, product price hikes by baijiu (alcoholic beverage) makers Kweichow Moutai Co Ltd. and Wuliangye Yibin Co Ltd. bolstered performance for the reporting period. In the retail segment of the consumer discretionary sector, China Tourism Group Duty Free Co Ltd. (CTGDF) contributed to Fund performance due to the government's fiscal policy support that provided greater flexibility and incentive for duty-free purchases. CTGDF became the world's largest duty-free retailer after the pandemic broke out as domestic tourism was resilient in the face of the travel slump outside China. About half of CTGDF's revenues for the third quarter of its 2020 fiscal year were driven by favorable policies in the province of Hainan, a major hub for China's duty-free retail.

The Fund's holdings in the automobile segment of the consumer discretionary sector performed well during the reporting period, in contrast to Europe and the U.S., where the COVID-19 pandemic continued to hurt demand. New-energy vehicle sales surged to a record high, helped by public investments in the electric-car ecosystem and the technology shift adopted by automakers. The positive investor sentiment boosted shares of impact-resistant glassmaker Fuyao Glass Industry Group Co. Ltd. However, the lack of exposure to lithium-ion battery giant Contemporary Amperex Technology Co, Ltd. and automaker BYD Co. Ltd. had a negative impact on Fund performance for the reporting period.

Among the Fund's healthcare holdings, Aier Eye Hospital Group Co. Ltd.'s earnings exceeded our expectations over the reporting period. Higher-value services supported the hospital chain operator's margins, mitigating lower occupancy rates caused by COVID-19 quarantines and restrictions to cross-border travel. In our view, the company's positive outlook is supported by the aging population in China, rising living standards, and government policies to improve the accessibility and standards of drugs and healthcare. Additionally, the holding in Hangzhou Tigermed Consulting Co. Ltd. contributed to Fund performance amid firm demand for third-party clinical research.

Conversely, the Fund's holding in Ping An Insurance Group Co of China Ltd detracted from performance for the reporting period due to investors' concerns on provisions made for losses on its credit guarantees. Moreover, sluggish sales and weaker bond yields following the COVID-19 outbreak hampered the insurance sector in China. This also had a negative impact on the Fund's holding in China Life Insurance Co Ltd. On a positive note, we believe that the lifting of caps that previously limited assets in which insurers were allowed to invest was a breakthrough. We remain upbeat on Chinese insurers as the sector benefits from rising wealth levels and low business penetration rates.

The Fund's technology services holdings, including leading network security provider Venustech Group Inc., surrendered some gains achieved earlier in the reporting period, along with a decline in stock prices in the sector globally. Among semiconductor stocks, the absence of a position in LONGi Green Energy Technology Co. Ltd. weighed on Fund performance for the reporting period, as the maker

1	The Shanghai Stock Exchange Composite Index tracks the performance of stocks that trade on the Shanghai Stock Exchange.
2	The FTSE World Government Bond Index tracks the performance of fixed-rate, local currency, investment-grade sovereign bonds from more than 20 countries globally.

10	2020 Annual Report

Aberdeen China A Share Equity Fund (Unaudited) (continued)

of silicon wafers for solar energy was boosted by record shipments. On a brighter note, investors bruised by U.S. sanctions on shipments of critical components to China's technology giants rotated into Fund holding Hangzhou Hikvision Digital Technology Co, Ltd., as the surveillance solutions provider operates independently of the U.S. supply chain.

In the transportation subsector of the industrials sector, the suspension of international flights had a negative impact on the Fund's holdings in Shanghai International Airport Co. Ltd. and Shenzhen Airport Co Ltd. over the reporting period. Elsewhere, the lack of exposure to U.S.-based technology giant Apple Inc. supplier Shenzhen Luxshare Precision Industry Co, Ltd. weighed on Fund performance, as the maker of Apple Airpods emerged as a contender to Taiwanese electronics company Foxconn Technology Group (which the Fund does not hold) for Apple's business. The Fund has no position in Shenzhen Luxshare Precision Industry Co, Ltd. because we believe that there are alternatives elsewhere which we find more attractive, in terms of both valuation and quality.

Regarding notable portfolio activity over the reporting period, we sought opportunities in companies that in our view stand to benefit from positive demand drivers for renewable energy and related government policies. Consequently, we initiated a holding in Yunnan Energy New Material Co. Ltd., the world's largest maker of lithium-ion battery separators. We believe that the Chinese government's support for the use of new-energy vehicles will underpin demand for lithium-ion batteries.

We also established new positions in Centre Testing International Group Co. Ltd.; Chacha Food Co. Ltd.; Glodon Co. Ltd.; Guangzhou Baiyun International Airport Co. Ltd.; Nari Technology Co. Ltd.; Shenzhen Mindray Bio-Medical Electronics Co. Ltd.; and Shanghai M&G Stationery Co. Ltd.

Centre Testing is the largest private testing, inspection and certification company in China. The company offers testing services to a variety of downstream industries, including consumer goods, as well as environment and industrial products. Chacha Food is China's largest producer of nuts. We believe that the rising health-consciousness of Chinese consumers is driving the company's rapid growth. Glodon is a leading software provider for construction budgeting that has benefited from the Chinese government's push for infrastructure development. The company is expanding into the growing markets for cloud-based solutions and construction management. The Guangzhou Baiyun International Airport sits in one of China's three international aviation hubs, along with those in Beijing and Shanghai. We believe that Guangzhou Baiyun International Airport Co. Ltd. stands to benefit from a recovery in domestic air traffic and the expansion of its duty-free segment. Power grid equipment maker Nari Technology was bolstered over the reporting period by higher infrastructure spending and upgrading of grid lines. Mindray Bio-Medical is a leading medical device maker with a premium brand. The company has an established distribution network and, in our view, a solid commitment to research and development. We believe that demand for its products will increase with widespread medical equipment upgrades and substitutions for imported medical devices. Shanghai M&G Stationery is a popular brand for the younger generation and a key supplier to offices.

Conversely, we exited the Fund's positions in Angel Yeast Co. Ltd.; Beijing Tongrentang Co. Ltd.; China World Trade Center Co. Ltd.; Ningbo Zhoushan Port Co. Ltd.; and PetroChina Co. Ltd. to fund what we believed were more compelling opportunities.

While macroeconomic indicators show that China's economic growth is recovering, we remain conscious of the risk of further waves of COVID-19 infections. Furthermore, we believe that relations with the U.S. will remain frayed even under a Biden presidential administration. Nevertheless, we are optimistic about the outlook for China A-shares. Key structural growth drivers, such as the adoption of cloud applications, 5G networks and artificial intelligence, are still intact. China's government is also focusing on self-sufficiency in technology development and environmental restoration.

We remain focused on China's domestic economy, which in our view should be somewhat shielded from any full-blown conflict with the U.S. Over the long term, we believe that domestic consumption and a rising middle class will continue to propel economic growth, as China weans itself from reliance on export revenues. Notably, in our opinion, higher disposable income is spurring demand for healthcare products, wealth management services and insurance. Therefore, we remain convinced that the most effective way to invest in China sustainably is through exposure to these themes. We believe that, through the COVID-19 pandemic, many businesses have been changed; some for better, others for worse. In our view, this accentuates the importance of bottom-up analysis and stock selection. We believe that our strategy of identifying what we view as well-managed businesses with solid fundamentals and the quality to tap into these opportunities should enhance the Fund's performance.

Portfolio Management:

Asian Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund focuses its investments in China and Hong Kong, which may subject the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to

2020 Annual Report	11

Aberdeen China A Share Equity Fund (Unaudited) (concluded)

different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

12	2020 Annual Report

Aberdeen China A Share Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	38.11%	15.07%	6.41%
	w/SC2	30.18%	13.72%	5.79%
Class C	w/o SC	37.13%	14.30%	5.67%
	w/SC3	36.13%	14.30%	5.67%
Class R4	w/o SC	37.68%	14.69%	6.05%
Institutional Service Class[4]	w/o SC	38.37%	15.33%	6.67%
Institutional Class[4]	w/o SC	38.55%	15.46%	6.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment* (as of October 31, 2020)

*     Minimum Initial Investment

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China A Share Equity Fund, MSCI China A (Onshore)

Index (Net Dividends), MSCI China A (Onshore) Index (Gross Dividends), MSCI Zhong Hua Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI China A (Onshore) Index (Net Dividends) replaced the MSCI China A (Onshore) Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities.

The MSCI China A (Onshore) Index captures large and mid cap representation across China securities listed on the Shanghai and Shenzhen exchanges

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	13

Aberdeen China A Share Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	87.1%
Short-Term Investment	9.1%
Exchange-Traded Funds	3.0%
Other Assets in Excess of Liabilities	0.8%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Consumer Staples	17.7%
Financials	17.2%
Consumer Discretionary	15.0%
Health Care	11.0%
Information Technology	10.4%
Industrials	8.5%
Materials	4.4%
Real Estate	3.0%
Energy	–%
Other	12.8%
100.0%

Amounts listed as "–" are 0% or round to 0%.

Top Holdings*
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	6.7%
Ping An Insurance Group Co. of China Ltd., A Shares	6.4%
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)	5.9%
Aier Eye Hospital Group Co. Ltd., A Shares	5.1%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)	4.5%
Wuliangye Yibin Co. Ltd., A Shares	4.4%
Midea Group Co. Ltd., A Shares (Stock Connect)	4.2%
China Merchants Bank Co. Ltd., A Shares	3.9%
Foshan Haitian Flavouring & Food Co. Ltd., A Shares	3.3%
Hangzhou Tigermed Consulting Co. Ltd., A Shares	3.0%
Other	52.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	89.7%
United States	9.5%
Other	0.8%
100.0%

14	2020 Annual Report

Statement of Investments

October 31, 2020
Aberdeen China A Share Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.1%)
CHINA (87.1%)
Consumer Discretionary (15.0%)
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect) (a)	40,223	$1,199,756
Fuyao Glass Industry Group Co. Ltd., A Shares (a)	68,641	385,057
Haier Smart Home Co. Ltd., A Shares (a)	75,400	280,716
Hangzhou Robam Appliances Co. Ltd., A Shares (a)	19,815	108,539
Midea Group Co. Ltd., A Shares (Stock Connect) (a)	73,042	852,892
SAIC Motor Corp. Ltd., A Shares (Stock Connect) (a)	62,000	214,760
		3,041,720
Consumer Staples (17.7%)
Chacha Food Co. Ltd., A Shares (a)	19,900	176,925
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (a)	28,090	672,672
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (a)	40,800	242,592
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)	5,400	1,349,929
Wuliangye Yibin Co. Ltd., A Shares (a)	24,237	886,659
Yonghui Superstores Co. Ltd., A Shares (a)	220,900	258,185
		3,586,962
Energy (0.0%)
G3 Exploration Ltd. (b)(c)	53,000	–
Financials (17.2%)
Bank of Ningbo Co. Ltd., A Shares (a)	81,915	416,448
China Construction Bank Corp., Class H	77,000	53,062
China Life Insurance Co. Ltd., H Shares	177,000	386,201
China Merchants Bank Co. Ltd., A Shares (a)	133,932	797,457
Industrial & Commercial Bank of China Ltd., Class H	32,000	18,171
Ping An Bank Co. Ltd., A Shares (a)	190,300	505,291
Ping An Insurance Group Co. of China Ltd., A Shares (a)	112,033	1,304,523
		3,481,153
Health Care (11.0%)
Aier Eye Hospital Group Co. Ltd., A Shares (a)	110,515	1,030,012
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares (a)	31,600	128,037
Hangzhou Tigermed Consulting Co. Ltd., A Shares (a)	32,908	611,580
Hangzhou Tigermed Consulting Co. Ltd., H Shares (b)(d)	700	11,241
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (a)	7,800	451,763
		2,232,633
Industrials (8.5%)
Centre Testing International Group Co. Ltd., A Shares (a)	96,294	388,516
Guangzhou Baiyun International Airport Co. Ltd., A Shares (a)	94,600	177,765
NARI Technology Co. Ltd., A Shares (Stock Connect) (a)	92,100	286,370

	Shares or Principal Amount	Value
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)	49,410	$489,083
Shanghai M&G Stationery, Inc., A Shares (a)	25,900	311,307
Shenzhen Airport Co. Ltd., A Shares (Stock Connect) (a)	58,101	69,438
		1,722,479
Information Technology (10.4%)
Beijing Sinnet Technology Co. Ltd., A Shares (a)	137,000	391,652
Glodon Co. Ltd., A Shares (a)	21,161	225,423
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)	134,150	902,247
Venustech Group, Inc., A Shares (a)	124,200	574,894
		2,094,216
Materials (4.4%)
Anhui Conch Cement Co. Ltd., A Shares (a)	75,700	576,784
Yunnan Energy New Material Co. Ltd., A Shares (a)	20,900	312,776
		889,560
Real Estate (2.9%)
China Vanke Co. Ltd., A Shares (a)	143,873	593,627
		17,642,350
Total Common Stocks		17,642,350
EXCHANGE-TRADED FUNDS (3.0%)
CHINA (2.6%)
Xtrackers Harvest CSI 300 China A Shares ETF (a)	14,870	532,495
UNITED STATES (0.4%)
KraneShares Bosera MSCI China A Shares ETF	1,659	67,753
Total Exchange-Traded Funds		600,248
SHORT-TERM INVESTMENT (9.1%)
UNITED STATES (9.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (e)	1,832,781	1,832,781
		1,832,781
Total Short-Term Investment		1,832,781
Total Investments (Cost $16,055,080) (f)—99.2%		20,075,379
Other Assets in Excess of Liabilities—0.8%		171,938
Net Assets—100.0%		$20,247,317

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Non-income producing security.
(c)	Trading halted. Fair Value is determined pursuant to procedures approved by the Fund's Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(f)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.

2020 Annual Report	15

Aberdeen Dynamic Dividend Fund (Unaudited)

Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned -1.77% for the 12-month period ended October 31, 2020, versus the 4.89% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), during the same period.

Global equities posted modest gains amid significant market volatility over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked toward a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the U.S. Federal Reserve cut its benchmark interest rate to a range of 0%-0.25% and revised its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond-purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets toward the end of the reporting period.

At the individual stock level, key detractors from the Fund's relative performance during the reporting period included a position in British movie theater chain operator Cineworld Group plc, which is not a constituent of the benchmark MSCI AC World Index; the absence of a holding in e-commerce giant Amazon.com Inc.; and an overweight position in UK exchange-listed lender Standard Chartered plc, which offers a broad array of banking services, primarily in emerging-market countries. Cineworld Group operates movie theaters with 9,500 screens worldwide. With movie theatres shutting down due to COVID-19, investors feared the company would experience a liquidity crisis. The company still needs covenant* waivers for its debt and movie studios are delaying the release of first-run films. In addition, after some of its theaters opened, they closed again shortly thereafter due to a lack of content. The lack of exposure to Amazon.com Inc. weighed on Fund performance as its shares rallied sharply as

COVID-19 accelerated growth of Amazon Prime. The pandemic drove Amazon Prime users to explore Prime perks (video, music, Twitch, photo storage, etc.) and accelerated the shift to online buying. Shares of Standard Chartered moved lower over the reporting period due to the combination of falling interest rates and strained U.S.-China trade relations. We exited the Fund's position in Standard Chartered during the reporting period.

Conversely, the largest positive contributors to Fund performance during the reporting period included overweight positions in LG Chem Ltd., one of the largest chemical companies in the world; NortonLifeLock, Inc., a U.S.-based cybersecurity services company; and FedEx Corp., a U.S.-based delivery-services company. LG Chem's electric vehicle (EV) battery business turned profitable in 2020, given strong demand. The company's chemical business also performed well given favorable spreads. In addition, LG Chem approved a spin-off of its energy-solutions company. NortonLifeLock's share price rallied after the completion of the sale of its enterprise security business to Broadcom (which the Fund does not hold) in November 2019. The company used a portion of the proceeds to pay a large special dividend in January 2020. Furthermore, the current environment of employees working from home benefited NortonLifeLock's anti-virus products. We sold the Fund's shares in the company during the reporting period to capture profits. Shares of FedEx rallied as the company reported strong results for the first quarter of its 2021 fiscal year, and FedEx has benefited from elevated e-commerce activity amid the COVID-19 pandemic. Additionally, operating leverage from its express business was strong and it experienced robust revenue growth in its ground business given tight capacity in the domestic package market. Furthermore, investors are anticipating a record peak holiday season.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund's currency exposure to the euro.

The world remains in a state of uncertainty as the approaching winter in the Northern Hemisphere coincides with fresh waves of COVID-19 infections in Europe and the U.S. Many governments globally have reimposed social-distancing measures to contain the virus, delaying prospects for a full economic recovery from the pandemic. To compound the matter, relations between the U.S. and China continue to deteriorate, with the trajectory unlikely to be altered much by the recent U.S. presidential election, in our view. On a more positive note, we believe that the continued infusion of massive monetary and fiscal stimuli to economies worldwide should continue to support equity prices. In addition, the possibility of an approval and distribution of a vaccine has buoyed investor sentiment.

From a Fund perspective, we are giving serious consideration to two key aspects: how normalized earnings will look as we move forward in this crisis, and whether companies are well-positioned for a post-COVID-19 world. In such times of uncertainty, we believe that sound bottom-up analysis and stock-selection strategies are even more

*	A covenant is a financial agreement containing provisions that certain activities will or will not be carried out or that certain thresholds will be met.

16	2020 Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

crucial. In our opinion, we have the advantage of a solid proprietary-research platform, along with a well-resourced and experienced team that has navigated many past crises. Amid the current market volatility, we will continue to seek what we believe are good-quality companies at attractive valuations.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	17

Aberdeen Dynamic Dividend Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(2.28%)	5.94%	N.A.
	w/SC2	(7.81%)	4.68%	N.A.
Institutional Class[3]	w/o SC	(1.77%)	6.26%	5.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on September 22, 2003. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Dividends), MSCI ACWI (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, MSCI All Country World Index (Net Dividends)

replaced MSCI All Country World Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

18	2020 Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	97.0%
Preferred Stocks	1.8%
Short-Term Investment	0.7%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Information Technology	17.1%
Financials	14.0%
Health Care	13.0%
Industrials	9.7%
Consumer Discretionary	9.3%
Communication Services	9.3%
Consumer Staples	8.1%
Utilities	6.1%
Materials	5.4%
Energy	3.5%
Other	4.5%
100.0%

Top Holdings*
Apple, Inc.	3.1%
Microsoft Corp.	2.2%
Samsung Electronics Co. Ltd.	1.8%
FedEx Corp.	1.8%
Lowe's Cos., Inc.	1.7%
GLP J-REIT	1.6%
RWE AG	1.6%
Tower Bersama Infrastructure Tbk PT	1.6%
Target Corp.	1.6%
AbbVie, Inc.	1.6%
Other	81.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	45.0%
United Kingdom	6.1%
Germany	5.5%
France	5.4%
Switzerland	5.2%
China	3.7%
Japan	3.5%
Netherlands	3.5%
South Korea	2.8%
Canada	2.8%
Other	16.5%
100.0%

2020 Annual Report	19

Statement of Investments

October 31, 2020
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.0%)
AUSTRALIA (1.0%)
Materials (1.0%)
Rio Tinto PLC, ADR	18,158	$1,030,830
BRAZIL (2.7%)
Industrials (1.6%)
CCR SA	559,200	1,087,614
Cosan Logistica SA (a)	196,400	561,001
		1,648,615
Materials (1.1%)
Vale SA, ADR	105,000	1,109,850
		2,758,465
CANADA (2.8%)
Energy (1.5%)
Enbridge, Inc.	56,900	1,568,164
Materials (1.3%)
Barrick Gold Corp.	50,176	1,341,205
		2,909,369
CHINA (3.7%)
Communication Services (1.2%)
Tencent Holdings Ltd.	15,700	1,199,568
Consumer Discretionary (1.3%)
Shenzhou International Group Holdings Ltd.	80,700	1,404,129
Financials (1.2%)
Ping An Insurance Group Co. of China Ltd., H Shares	124,500	1,287,289
		3,890,986
FINLAND (0.8%)
Information Technology (0.8%)
Nokia OYJ (a)	261,600	881,905
FRANCE (5.4%)
Consumer Discretionary (1.1%)
LVMH Moet Hennessy Louis Vuitton SE	2,500	1,171,869
Energy (0.9%)
TOTAL SE	32,000	970,560
Financials (1.2%)
AXA SA	73,900	1,186,782
Industrials (2.2%)
Alstom SA (a)	25,694	1,147,993
Schneider Electric SE	9,400	1,142,160
		2,290,153
		5,619,364

	Shares or Principal Amount	Value
GERMANY (5.5%)
Financials (1.3%)
Deutsche Boerse AG	8,800	$1,296,711
Health Care (0.7%)
Bayer AG	16,100	756,547
Information Technology (0.9%)
Infineon Technologies AG	33,900	943,816
Materials (1.0%)
Linde PLC (a)	4,700	1,030,075
Utilities (1.6%)
RWE AG	45,000	1,665,349
		5,692,498
HONG KONG (1.3%)
Financials (1.3%)
Hong Kong Exchanges & Clearing Ltd.	28,400	1,360,891
INDONESIA (2.6%)
Communication Services (2.6%)
Telekomunikasi Indonesia Persero Tbk PT	6,062,000	1,073,337
Tower Bersama Infrastructure Tbk PT	16,386,000	1,657,383
		2,730,720
ITALY (1.2%)
Utilities (1.2%)
Enel SpA	155,000	1,232,328
JAPAN (3.5%)
Financials (1.0%)
Mitsubishi UFJ Financial Group, Inc.	263,900	1,040,269
Health Care (0.9%)
Shionogi & Co. Ltd.	20,200	952,833
Real Estate (1.6%)
GLP J-REIT	1,100	1,695,812
		3,688,914
MEXICO (0.9%)
Utilities (0.9%)
Infraestructura Energetica Nova SAB de CV	276,700	925,138
NETHERLANDS (3.5%)
Consumer Staples (2.4%)
Heineken NV	15,600	1,380,874
Unilever NV	19,600	1,104,925
		2,485,799
Information Technology (1.1%)
ASML Holding NV	3,300	1,193,949
		3,679,748

See accompanying Notes to Financial Statements.

20	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
NORWAY (1.1%)
Communication Services (1.1%)
Telenor ASA	75,800	$1,171,283
SINGAPORE (1.0%)
Financials (1.0%)
Oversea-Chinese Banking Corp. Ltd.	168,155	1,037,137
SOUTH KOREA (1.0%)
Materials (1.0%)
LG Chem Ltd.	1,900	1,036,034
SPAIN (1.0%)
Industrials (1.0%)
Ferrovial SA	47,112	1,020,330
SWEDEN (0.9%)
Consumer Staples (0.9%)
Essity AB, Class B	32,200	931,974
SWITZERLAND (5.2%)
Consumer Staples (1.4%)
Nestle SA	13,200	1,484,708
Financials (1.3%)
Zurich Insurance Group AG	4,000	1,328,582
Health Care (2.5%)
Novartis AG	15,000	1,168,839
Roche Holding AG	4,500	1,445,991
		2,614,830
		5,428,120
TAIWAN (1.5%)
Information Technology (1.5%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	18,900	1,585,143
UNITED KINGDOM (6.1%)
Communication Services (1.5%)
Cineworld Group PLC	485,000	179,379
Vodafone Group PLC, ADR	103,300	1,395,583
		1,574,962
Health Care (2.6%)
AstraZeneca PLC, ADR	24,500	1,228,920
Dechra Pharmaceuticals PLC	31,800	1,438,559
		2,667,479
Industrials (0.8%)
Melrose Industries PLC (a)	530,274	822,597
Information Technology (1.2%)
Avast PLC (b)	204,600	1,257,318
		6,322,356

	Shares or Principal Amount	Value
UNITED STATES (44.3%)
Communication Services (2.9%)
Activision Blizzard, Inc.	19,000	$1,438,870
Alphabet, Inc., Class C (a)	1,000	1,621,010
		3,059,880
Consumer Discretionary (6.9%)
Aptiv PLC	15,100	1,456,999
Las Vegas Sands Corp.	26,100	1,254,366
Lowe's Cos., Inc.	11,400	1,802,340
Target Corp.	10,700	1,628,754
TJX Cos., Inc. (The)	20,100	1,021,080
		7,163,539
Consumer Staples (3.4%)
Kraft Heinz Co. (The)	35,600	1,089,004
Mondelez International, Inc., Class A	26,600	1,412,992
PepsiCo, Inc.	7,900	1,052,991
		3,554,987
Energy (1.1%)
Williams Cos., Inc. (The)	57,900	1,111,101
Financials (5.7%)
Bank of America Corp.	44,500	1,054,650
Blackstone Group, Inc. (The), Class A	16,100	811,762
Charles Schwab Corp. (The)	26,600	1,093,526
Citigroup, Inc.	21,100	873,962
Goldman Sachs Group, Inc. (The)	5,700	1,077,528
Huntington Bancshares, Inc.	95,300	994,932
		5,906,360
Health Care (6.3%)
AbbVie, Inc.	19,103	1,625,665
Bristol-Myers Squibb Co.	22,200	1,297,590
Eli Lilly & Co.	7,300	952,358
Medtronic PLC	13,600	1,367,752
UnitedHealth Group, Inc.	4,500	1,373,130
		6,616,495
Industrials (4.1%)
FedEx Corp.	7,200	1,868,184
Lockheed Martin Corp.	3,100	1,085,403
Norfolk Southern Corp.	6,300	1,317,456
		4,271,043
Information Technology (9.8%)
Apple, Inc.	29,400	3,200,484
Broadcom, Inc.	4,400	1,538,372
Cisco Systems, Inc.	32,600	1,170,340
Fidelity National Information Services, Inc.	7,700	959,343
Intel Corp.	22,800	1,009,584
Microsoft Corp.	11,400	2,308,158
		10,186,281

See accompanying Notes to Financial Statements.

2020 Annual Report	21

Statement of Investments (concluded)

October 31, 2020
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real Estate (1.7%)
Digital Realty Trust, Inc.	7,700	$1,111,110
GEO Group, Inc. (The), REIT	80,000	708,800
		1,819,910
Utilities (2.4%)
FirstEnergy Corp.	31,100	924,292
NextEra Energy, Inc.	21,200	1,552,052
		2,476,344
		46,165,940
Total Common Stocks		101,099,473
PREFERRED STOCKS (1.8%)
SOUTH KOREA (1.8%)
Information Technology (1.8%)
Samsung Electronics Co. Ltd.	43,200	1,921,747
Total Preferred Stocks		1,921,747

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (0.7%)
UNITED STATES (0.7%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	685,890	$685,890
Total Short-Term Investment		685,890
Total Investments (Cost $94,132,862) (d)—99.5%		103,707,110
Other Assets in Excess of Liabilities—0.5%		527,539
Net Assets—100.0%		$104,234,649

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2020, the Fund's open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Euro
02/01/2021	State Street Bank and Trust	USD3,057,266	EUR2,600,000	$3,034,692	$22,574

See accompanying Notes to Financial Statements.

22	2020 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 11.86% for the one-year period ending October 31, 2020, versus the 8.25% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends), during the same period.

Emerging-market (EM) equities experienced significant volatility but recorded positive returns for the 12-month period ended October 31, 2020. The prolonged trade dispute between the U.S. and China dominated global equity markets for most of 2019, with the signing of an initial trade deal between the two sides bringing some brief respite at the start of 2020. However, this was short-lived as the rapid spread of COVID-19 worldwide subsequently sent global markets into a tailspin.

The COVID-19 pandemic forced governments worldwide to impose lockdowns and social-distancing measures in an effort to contain its spread. These measures brought international travel to a standstill and severely hampered economic activity. Production and manufacturing indices across the world plummeted, while EM currencies slumped against the U.S. dollar. Consequently, EM stocks sold off aggressively in the first quarter of 2020. EM equities subsequently rebounded in the second and third quarters of 2020, after initial lockdowns seemingly slowed infection rates in most affected areas; this led many economies to gradually reopen for business. A key factor aiding the rally in EM stocks over the period was the unprecedented support by central banks and governments worldwide. This accommodative monetary policy backdrop helped bring trade and consumer activity back to life, which in turn, inspired investors' hopes of an economic recovery.

Towards the end of the period, a resurgence of COVID-19 infections in several countries stalled EMs' momentum. Geopolitical tensions between the U.S. and China ratcheted higher. The U.S. government increased sanctions and tightened its scrutiny of technology suppliers, especially those linked to Chinese firms. While these efforts pressured the sector, shares of technology firms proved resilient over the period, supported by robust demand for their products.

The Fund outperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended October 31, 2020, due mainly to strong stock selection in three Northeast Asia economies – China, South Korea and Taiwan – which outweighed the negative impact of overall asset allocation and currency effects. The three countries seemed to have contained the spread of the coronavirus most effectively, and the resumption of economic activity supported the outperformance in their respective stock markets. This was especially true for China, with its large domestic market, which led the recovery. The resilience of technology stocks over the period, many of which are based in Taiwan and South Korea, also bolstered the performance of these markets during the reporting period.

At the country level, while the Fund's underweight allocation to China relative to the benchmark hampered performance for the reporting period, stock selection in that market had a positive impact, with key domestically focused core holdings generating robust returns despite a dimmer global economic outlook weighing on the mainland China market. The Fund's holdings in China also showed early signs of recovery after the COVID-19 lockdowns were lifted. Shares of LONGi Green Energy Technology Co., Ltd. and China Tourism Group Duty Free Corp. Ltd. (CTGDF) were among the top contributors to Fund performance for the reporting period. Longi Green Energy, a global leader in manufacturing mono-silicon wafers used by the solar industry, posted healthy results on robust demand for its products. We initiated a position in the company during the review period, and its stock price has risen significantly since the beginning of 2020. CTGDF has been a beneficiary of China's loosening restrictions on its lucrative duty-free industry in the popular tourist island of Hainan. The position in clinical-research organization and contract manufacturer Wuxi Biologics (Cayman) Inc. also contributed to Fund performance for the reporting period. The company continued to deliver robust growth in new drug development projects amid the pandemic, as investors looked to the company to help develop new treatments for the coronavirus.

Additionally, the exposure to Tencent Holdings Ltd. enhanced Fund performance for the period as the entertainment and social-media giant proved to be a defensive position in the Fund during the lockdowns, as time spent on digital entertainment, including online games, surged over the reporting period. Nonetheless, the lack of exposure to Alibaba Group Holding Ltd. for most of the period detracted from Fund performance as the e-commerce giant's stock was listed on the Hong Kong Exchange in November 2019, and maintained positive corporate results despite challenging market conditions. After careful consideration, we initiated a position in Alibaba in October 2020. While we believe that the company has always been a strong business, the key sticking points in the past had been our concerns about the quality of its corporate governance, including its opaque corporate structure, the partnership model, and past treatment of minority shareholders. More recently, we have observed changes along several fronts that we viewed positively from a governance perspective. The restructuring of Alibaba's ownership of its financial payments arm, Ant Group, ahead of Ant's planned public listing, also helped ease our concerns over the past treatment of minority shareholders.

Shares of the Fund's holding in South Korean electric vehicle (EV) battery manufacturer LG Chem Ltd. moved higher over the reporting period, supported by solid momentum in its EV-batteries business, as well as improvement in its petrochemicals division.

On the flipside, in Latin America, the Fund's overweight exposure versus the benchmark to Brazil weighed on performance for the reporting period. Rapid capital flight triggered by the COVID-19 pandemic caused substantial currency depreciation, which compounded the situation in Brazil and Mexico. The Fund's holdings in lenders Banco Bradesco S.A. in Brazil and Grupo Financiero Banorte SAB de CV (Banorte) in Mexico detracted from performance on investors' concerns over the pandemic's impact on economic growth and further interest-rate cuts. Additionally, questions over poor accounting practices and management integrity hampered Brazilian reinsurer IRB Brasil Resseguros S.A. (IRB), we subsequently exited the Fund's position in the company. Among consumer stocks, restrictions

2020 Annual Report	23

Aberdeen Emerging Markets Fund (Unaudited) (continued)

on social interactions hampered the stock price of Coca-Cola bottler and retailer Fomento Económico Mexicano, SAB de CV (FEMSA).

At the sector level, the Fund's exposure to semiconductor companies, such as ASML Holding N.V., Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. (TSMC) had a positive impact on Fund performance for the reporting period. Shares of these companies, which in our view have solid balance sheets and wide competitive moats,1 rallied owing to a steady demand outlook for memory chips and smartphones. They also benefited Fund performance as their products were supported by work-from-home policies, resulting in strong earnings and healthy margins.

The lockdowns and social-distancing measures also lifted e-commerce volumes across the asset class as more people shopped online; this trend benefited the Fund's holdings in e-commerce companies Meituan Dianping in China and Mercado Libre in Latin America. Finally, shares of Russian internet-services provider Yandex N.V. also performed well following news of its inclusion in the MSCI Emerging Markets Index.

Regarding notable portfolio activity over the reporting period, in addition to IRB and Alibaba as previously noted, we initiated several holdings in China. These included LONGi Green Energy Technology Co., Ltd.; environmental solutions provider China Conch Venture Holdings Ltd.; natural and petroleum gas distributor China Resources Gas Group Ltd.; sportswear retailer Li Ning Co. Ltd.; e-commerce company Meituan Dianping; Nari Technology Development Co. Ltd., a provider of power grid automation and industrial control products in mainland China; New Oriental Education & Technology Group Inc., an afterschool K-12 tutoring business; and clothing manufacturer Shenzhou International Group Holdings Ltd. We also subscribed to the initial public offerings of KE Holdings Inc. and Hangzhou Tigermed Consulting Ltd. In our view, KE Holdings is a competitive business and market leader in integrating offline and online housing transactions and services in China. The secondary listing of Tigermed Consulting, the largest clinical contract researcher in China, began trading on the Hong Kong Exchange in August 2020.

We also established new positions in South Korea's Samsung SDI Co. Ltd., the market's leading manufacturer of small-sized lithium-ion batteries and a forerunner in the development of new energy solutions; Mercado Libre, the leading e-commerce player in Latin America with a burgeoning online and offline payments platform; South Africa exchange-listed Mondi plc, a global innovator in packaging and paper solutions, as we believed that it had a solid balance sheet and attractive valuation; and Brazil-based electric motor manufacturer WEG S.A. Additionally, we subscribed to the initial public offering of Allegro, a global e-commerce platform and leading internet brand in Poland, and introduced Yandex N.V., Russia's leading internet service provider, on the back of its dominant market position and successful tech ecosystem.

Conversely, we took the opportunity to sell the Fund's shares in several firms after considering the longer-term impact of COVID-19 on the Fund's performance, and to fund what we believed were better opportunities elsewhere. The Fund sold its shares of brewer Ambev S.A.; cosmetics maker AmorePacific Corp.; financial services company Banco Santander Chile; retailer BIM Birlesik Magazalar A.S.; packaged foods producer BRF S.A.; telecommunications companies China Mobile Ltd. and MTN Group Ltd.; cement producers Indocement Tunggal Prakarsa Tbk and Siam Cement Group PCL; manufacturing conglomerate Grasim Industries; Hangzhou Hikvision Digital Technology Co., a manufacturer of video surveillance equipment; motorcycle manufacturer Hero Motocorp; retailers Lojas Renner S.A. and Massmart Holdings Ltd.; shopping center and mall operator Multiplan Empreendimentos Imobiliarios S.A.; optical products maker Sunny Optical Technology (Group) Co. Ltd.; and steel pipe-maker Tenaris S.A. Finally, we exited the Fund's position in online classified advertising services provider 58.com Inc. following news that the company would be acquired by private equity investors.

We are cautiously optimistic about the near-term outlook for EM equities. The economic recovery led by China is now taking shape in Asia. This has supported the rebound of the asset class from the losses incurred in the first quarter of 2020. However, we anticipate some volatility in the final quarter of 2020, particularly in the wake of the U.S. presidential election. Additionally, there has been an increasingly contentious relationship between the U.S. and China, which in our view continues to dampen the prospects for economic recovery.

On the COVID-19 pandemic front, we believe that marked divergences in the successful containment of the virus across the globe hamper hopes for a large-scale economic recovery. Additionally, in our view, pockets of resurgence in Europe and parts of Asia, as well as persistently high infection rates in Brazil and India, the two largest emerging market economies after China, continue to dampen investor confidence. Furthermore, we believe that the timeline for rolling out an effective COVID-19 vaccine in emerging markets remains unclear.

Nevertheless, as bottom-up stock pickers, we remain focused on the longer-term outlook for the companies we hold based on their solid fundamentals, such as robust revenue streams, healthy balance sheets and sound corporate governance. In our view, emerging markets offer a diverse2 range of high-quality companies and structural growth drivers, such as healthy demographics and a growing middle class, continue to make the asset class attractive for investors. We maintain our preference for companies with exposure to themes that are undimmed by the pandemic. These include greater demand for healthcare, technological advancements, and shifting consumption patterns, such as growing discretionary spending on education, online shopping and gaming. At the same time, we intend to continue to exit the Fund's positions in companies for which we have lower conviction; that is, where we believe that the near- to mid-term recovery prospects seem more challenging. Therefore, we are committed to using our "on-the-ground" investment advantage to stay focused on companies that in our view have healthy fundamentals and will emerge in a more robust position beyond the current COVID-19 crisis.

1	A moat is a competitive advantage that one company has over other companies in the same industry.

2	Diversification does not ensure a profit or protect against a loss in a declining market.

24	2020 Annual Report

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Portfolio Management:

Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	25

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	11.31%	7.76%	3.28%
	w/SC2	4.93%	6.48%	2.67%
Class C	w/o SC	10.74%	7.17%	2.76%
	w/SC3	9.74%	7.17%	2.76%
Class R4	w/o SC	11.13%	7.54%	3.06%
Institutional Service Class[4]	w/o SC	11.71%	8.10%	3.43%
Institutional Class[4]	w/o SC	11.86%	8.26%	3.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2020)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends), MSCI Emerging Markets Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020.

Effective February 28, 2020, the MSCI Emerging Markets Index (Net Dividends) replaced the MSCI Emerging Markets Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 26 Emerging Markets (EM) countries. With 1,387 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

26	2020 Annual Report

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	88.8%
Preferred Stocks	10.2%
Short-Term Investment	1.1%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Information Technology	22.9%
Consumer Discretionary	21.1%
Financials	18.8%
Communication Services	11.7%
Consumer Staples	6.1%
Materials	5.5%
Industrials	4.0%
Real Estate	3.3%
Energy	2.3%
Health Care	2.3%
Other	2.0%
100.0%

Top Holdings*
Tencent Holdings Ltd.	9.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	8.5%
Samsung Electronics Co. Ltd.	8.0%
Meituan, B Shares	3.4%
Ping An Insurance Group Co. of China Ltd., H Shares	3.2%
Alibaba Group Holding Ltd.	2.5%
Naspers Ltd., N Shares	2.4%
Housing Development Finance Corp. Ltd.	2.3%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	2.2%
LG Chem Ltd.	2.1%
Other	56.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	41.7%
South Korea	11.4%
India	9.8%
Taiwan	8.5%
Brazil	6.7%
Hong Kong	4.6%
Russia	3.6%
Mexico	2.8%
Indonesia	2.5%
South Africa	2.4%
Other	6.0%
100.0%

2020 Annual Report	27

Statement of Investments

October 31, 2020
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.8%)
BRAZIL (4.5%)
Consumer Discretionary (1.7%)
MercadoLibre, Inc. (a)	55,210	$67,027,701
Industrials (1.0%)
WEG SA	3,004,420	39,704,976
Materials (1.8%)
Vale SA, ADR	7,032,920	74,337,964
		181,070,641
CHINA (41.7%)
Communication Services (10.4%)
Autohome, Inc., ADR	458,240	43,784,832
Tencent Holdings Ltd.	4,905,500	374,807,711
		418,592,543
Consumer Discretionary (14.8%)
Alibaba Group Holding Ltd. (a)	2,658,000	100,721,840
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect) (b)	2,035,503	60,680,233
Huazhu Group Ltd., ADR (c)	233,063	9,236,287
Li Ning Co. Ltd.	3,324,500	17,327,092
Meituan, B Shares (a)	3,632,300	135,409,085
Midea Group Co. Ltd., A Shares (Stock Connect) (b)	7,105,846	82,926,664
New Oriental Education & Technology Group, Inc., ADR (a)	302,804	48,563,706
Prosus NV (a)	751,658	75,042,489
Shenzhou International Group Holdings Ltd.	3,322,600	57,811,133
Yum China Holdings, Inc. (c)	129,482	6,892,327
		594,610,856
Consumer Staples (2.2%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)	348,115	86,975,480
Financials (4.3%)
China Merchants Bank Co. Ltd., H Shares	8,809,500	45,888,094
Ping An Insurance Group Co. of China Ltd., H Shares	12,359,500	127,793,193
		173,681,287
Health Care (2.3%)
Hangzhou Tigermed Consulting Co. Ltd., A Shares (b)	1,234,495	22,929,667
Hangzhou Tigermed Consulting Co. Ltd., H Shares (a)(d)	200,700	3,223,109
Wuxi Biologics Cayman, Inc. (a)(d)	2,269,500	63,735,978
		89,888,754
Industrials (2.5%)
China Conch Venture Holdings Ltd.	6,309,500	28,094,953
NARI Technology Co. Ltd., A Shares (Stock Connect) (b)	8,696,166	27,024,193
Shanghai International Airport Co. Ltd., A Shares (Stock Connect ) (b)	4,547,389	44,986,917
		100,106,063

	Shares or Principal Amount	Value
Information Technology (1.9%)
LONGi Green Energy Technology Co. Ltd., A Shares (b)	6,790,506	$77,207,660
Real Estate (2.3%)
China Resources Land Ltd.	17,728,000	72,501,588
KE Holdings, Inc. ADR (a)	255,866	17,846,654
		90,348,242
Utilities (1.0%)
China Resources Gas Group Ltd.	9,000,000	39,106,902
		1,670,517,787
HONG KONG (4.6%)
Consumer Staples (1.0%)
Budweiser Brewing Co. APAC Ltd. (d)	13,817,100	40,748,144
Financials (3.6%)
AIA Group Ltd.	6,247,200	59,455,686
Hong Kong Exchanges & Clearing Ltd.	1,716,865	82,269,951
		141,725,637
		182,473,781
INDIA (9.8%)
Consumer Staples (1.8%)
Hindustan Unilever Ltd.	1,272,680	35,648,160
ITC Ltd.	15,503,983	34,678,630
		70,326,790
Financials (5.0%)
Housing Development Finance Corp. Ltd.	3,481,009	90,188,912
Kotak Mahindra Bank Ltd. (a)	3,430,317	71,474,658
SBI Life Insurance Co. Ltd. (a)(d)	3,711,994	38,599,322
		200,262,892
Information Technology (2.0%)
Tata Consultancy Services Ltd.	2,255,785	81,259,833
Materials (1.0%)
UltraTech Cement Ltd.	678,821	41,654,539
		393,504,054
INDONESIA (2.5%)
Consumer Discretionary (0.7%)
Astra International Tbk PT	76,725,300	28,017,992
Financials (1.8%)
Bank Central Asia Tbk PT	26,294,600	51,738,722
Bank Rakyat Indonesia Persero Tbk PT	92,133,900	20,856,523
		72,595,245
		100,613,237
MACAU (1.3%)
Consumer Discretionary (1.3%)
Sands China Ltd.	14,546,400	51,052,060

See accompanying Notes to Financial Statements.

28	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
MEXICO (2.8%)
Consumer Staples (1.1%)
Fomento Economico Mexicano SAB de CV, ADR	854,501	$45,946,519
Financials (1.2%)
Grupo Financiero Banorte SAB de CV, Class O (a)	10,331,339	46,076,169
Industrials (0.5%)
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	1,664,350	19,308,547
		111,331,235
NETHERLANDS (1.2%)
Information Technology (1.2%)
ASML Holding NV	131,000	47,396,177
PHILIPPINES (1.7%)
Financials (0.7%)
Bank of the Philippine Islands	17,990,194	27,285,012
Real Estate (1.0%)
Ayala Land, Inc.	62,187,600	42,335,128
		69,620,140
POLAND (0.2%)
Consumer Discretionary (0.2%)
Allegro.eu SA (a)(d)	392,279	7,972,224
RUSSIA (3.6%)
Communication Services (1.3%)
Yandex N.V., Class A (a)	942,110	54,237,272
Energy (1.5%)
LUKOIL PJSC, ADR	540,048	27,591,052
Novatek PJSC	2,631,345	31,721,770
		59,312,822
Financials (0.8%)
Sberbank of Russia PJSC	12,440,356	31,584,450
		145,134,544
SOUTH AFRICA (2.4%)
Consumer Discretionary (2.4%)
Naspers Ltd., N Shares	490,460	95,751,244
SOUTH KOREA (3.4%)
Information Technology (1.3%)
Samsung SDI Co. Ltd.	128,208	50,505,778
Materials (2.1%)
LG Chem Ltd.	154,416	84,200,114
		134,705,892
TAIWAN (8.5%)
Information Technology (8.5%)
Taiwan Semiconductor Manufacturing Co. Ltd.	22,550,017	341,174,395

	Shares or Principal Amount	Value
UNITED KINGDOM (0.6%)
Materials (0.6%)
Mondi PLC	1,350,500	$25,354,847
Total Common Stocks		3,557,672,258
PREFERRED STOCKS (10.2%)
BRAZIL (2.2%)
Energy (0.8%)
Petroleo Brasileiro SA	10,110,130	33,371,825
Financials (1.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	15,524,834	54,336,919
		87,708,744
SOUTH KOREA (8.0%)
Information Technology (8.0%)
Samsung Electronics Co. Ltd.	7,246,851	322,375,356
Total Preferred Stocks		410,084,100
SHORT-TERM INVESTMENT (1.1%)
UNITED STATES (1.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (e)	45,168,681	45,168,681
Total Short-Term Investment		45,168,681
Total Investments (Cost $3,042,415,904) (f)—100.1%		4,012,925,039
Liabilities in Excess of Other Assets—(0.1)%		(3,571,055)
Net Assets—100.0%		$4,009,353,984

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,874,900. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR        American Depositary Receipt

PLC         Public Limited Company

See accompanying Notes to Financial Statements.

2020 Annual Report	29

Aberdeen Focused U.S. Equity Fund (Unaudited)

Aberdeen Focused U.S. Equity Fund (Institutional Class shares net of fees) returned 13.14% for the 12-month period ended October 31, 2020, versus the 9.71% return of its benchmark, the U.S. broader-market S&P 500 Index, during the same period.

Equity markets worldwide experienced significant bouts of volatility over the 12-month period ended October 31, 2020, prompted by investors' fears surrounding the impact of the global spread of the COVID-19 pandemic on the global economy and, later in the period, uncertainty regarding the U.S. presidential election. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index, returned 9.71% for the period, significantly outperforming the -0.14% return of their small-cap counterparts, as measured by the Russell 2000 Index.1 The information technology, consumer discretionary and communication services sectors led the rally in the S&P 500 Index for the period, garnering double-digit returns. Conversely, the energy, financials and real estate sectors lost ground and were the primary market laggards.

On the monetary policy front, the U.S. Federal Reserve (Fed) implemented two separate emergency interest-rate cuts totalling 150 basis points (bps) to a range of 0% to 0.25% on March 3 and 15, 2020, in response to the COVID-19-induced market carnage. In its statement announcing the rate cut, the central bank commented: "The coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including the United States. Global financial conditions have also been significantly affected." The Fed maintained its benchmark rate through the remainder of the reporting period. In its statement issued following its meeting in mid-September 2020, the Federal Open Market Committee commented: "The path of the economy will depend significantly on the course of the virus." The Fed's projections accompanying its monetary policy statement indicated that it anticipates maintaining the federal funds rate near 0% at least through the end of 2023.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy among the healthy pre-pandemic picture, an abruptly stalled economy under "lockdown," and a subsequent upturn in the summer and early fall of 2020. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.2 The economy subsequently expanded by 33.1% in the third quarter of 2020, due largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic. There were notable increases in consumer spending, private inventory investment and exports. These positive contributors to GDP offset reductions in federal government spending – reflecting reduced fees paid to administer the Paycheck Protection Program loans under the Coronavirus Aid, Relief, and Economic Security

(CARES) Act, which was enacted in late March of 2020 – and state and local government spending.

Prior to the pandemic, U.S. non-farm payrolls rose by an average of 228,000 for the first four months of the reporting period.3 However, the COVID-19-induced lockdowns resulted in the loss of roughly 19.4 million jobs between February and May 2020, and the unemployment rate rose from a record low of 3.5% in February to an all-time high of 14.7% in April. As expected, the leisure and hospitality industry saw the largest decline in employment due to the lockdowns. The U.S. economy subsequently recovered approximately 9.3 million jobs between May and October, and the unemployment rate concurrently fell to 6.9%.

The U.S. Consumer Price Index4 (CPI) was flat in October 2020 and rose 1.2% over the previous 12-month period.5 However, the core CPI, which excludes the impact of energy prices, was up 1.6% for the 12-month period ended October 31, 2020, attributable mainly to increases in medical services and housing costs.

The Fund's outperformance relative to its benchmark, the S&P 500 Index, for the reporting period was attributable primarily to stock selection in the real estate and utilities sectors, as well as the lack of exposure to the energy sector. The largest contributors to Fund performance among individual holdings were Adobe Inc., a developer of printing, publishing and graphics software; industrial manufacturing company Trane Technologies plc; and e-commerce giant Amazon.com Inc.

Adobe Inc. garnered robust year-over-year revenue and earnings growth over the reporting period. The company's results were bolstered by strength in its Digital Media and Digital Experience business segments. Trane Technologies plc, in which we initiated a holding in June 2020, benefited from supportive summer-weather trends, an increase in customers working from home due to the COVID-19 pandemic, and a focus on air quality. Amazon.com Inc. benefited significantly as the COVID-19 pandemic accelerated the ongoing shift of consumerism to online platforms, where the company is the dominant and pre-eminent player.

In contrast, the Fund's performance versus the benchmark for the reporting period was hampered by stock selection in the financials sector and a modest underweight allocation to the information technology sector. The most notable individual stock detractors from Fund performance included the absence of a position in technology giant Apple Inc., as well as the Fund's holdings in diversified financial services company Citigroup Inc. and oil and gas company EOG Resources Inc.

While we acknowledge Apple Inc.'s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. Citigroup Inc.'s stock price declined

1	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	Source: U.S. Department of Commerce, May 2020
3	Source: U.S. Department of Labor, November 2020
4	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
5	Source: U.S. Department of Labor, November 2020

30	2020 Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

on news that U.S. regulators are likely to issue a consent order requiring the company to address shortcomings in its risk systems to better detect problematic transactions and risky trades. In our view, the regulatory inquiry has likely accelerated the retirement timeline for Chief Executive Officer (CEO) Michael Corbat, who will be succeeded by Jane Fraser – the first female CEO to lead a major U.S. bank. Shares of EOG Resources Inc. moved lower as the oil price fell sharply in March due to declining demand and potentially increasing supply amid a price war among the Organization of the Petroleum Exporting Countries (OPEC) members. We subsequently exited the Fund's position in the company in March 2020.

Regarding portfolio activity over the reporting period, in addition to Trane Technologies Inc. as previously noted, we initiated holdings in diversified financial services companies American Express Co. and Citigroup Inc.; Air Products and Chemicals Inc., a supplier of industrial gases; diversified media company The Walt Disney Co.; freight railroad operator CSX Corp.; customer relationship management software provider Pegasystems Inc.; diversified financial services company Goldman Sachs Group Inc.; and integrated solid waste management services company Waste Connections Inc.; telecommunications company Charter Communications Inc.; and defense contractor L3Harris Technologies Inc.

Conversely, we exited the Fund's positions in financial services company First Republic Bank; commercial bank M&T Bank Corp.; semiconductor manufacturer Texas Instruments Inc.; luxury goods retailer Tiffany & Co.; freight railroad operator Kansas City Southern; defense contractor Raytheon Technologies Corp.; Canada-based convenience-store chain operator Alimentation Couche-Tard Inc.; diversified financial services company Charles Schwab Corp.; diversified media company Comcast Corp.; and securities exchange operator Intercontinental Exchange Inc.

The economy continues to heal from an acute depression caused by the COVID-19 pandemic, in keeping with the global progress to learn more about the pathology of the virus and, through "trial and error," which measures to adapt and counteract potential case spikes. Coordinated efforts to balance the control of the virus spread with sensible economic reopenings will be more crucial to the stability of markets, in our view. And we think that the development of effective and safe vaccines and effective therapeutics, along with a federally coordinated plan to distribute them, will have a positive effect on the markets. However, in our view, the current progress to date appears to suggest that these outcomes are more likely in 2021. As we navigate towards the end of 2020, we maintain a positive view on U.S. equities despite contending with higher market levels and narrow market leadership. This positive view comes with the caveat that we also feel that upside risks will be more limited going forward, as much of the expected improvement has been priced into the markets.

Nonetheless, 2020 has been the "year of the unexpected." While we are confident that we have taken stock of all the important variables, we remain "on our toes," taking deep breaths and crossing our fingers heading into the final months of this year and into 2021.

Effective December 1, 2020, the Aberdeen Focused U.S. Equity Fund changed its name to Aberdeen U.S. Sustainable Leaders Smaller Companies Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of smaller (small- and mid-capitalization) U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria. Performance covered in this Annual Report does not reflect these changes.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	31

Aberdeen Focused U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	12.88%	9.18%	5.82%
	w/SC2	6.43%	7.89%	5.19%
Class C	w/o SC	11.83%	8.42%	5.09%
	w/SC3	10.95%	8.42%	5.09%
Class R4	w/o SC	12.54%	8.84%	5.45%
Institutional Service Class[4]	w/o SC	12.96%	9.37%	5.96%
Institutional Class[4]	w/o SC	13.14%	9.54%	6.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Focused U.S. Equity Fund, the S&P 500® Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

32	2020 Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	100.0%
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(0.2%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Information Technology	27.1%	*
Industrials	17.0%
Communication Services	13.1%
Health Care	9.5%
Consumer Discretionary	9.2%
Financials	8.9%
Utilities	4.3%
Materials	3.9%
Real Estate	3.6%
Consumer Staples	3.4%
Other	–%
	100.0%

*	As of October 31, 2020, the Fund's holdings in the Information Technology sector were allocated to three industries: Software (18.7%), Commercial Services & Supplies (4.3%) and Diversified Telecommunication Services (4.1%).

Amounts listed as " – " are 0% or round to 0%.

Top Holdings*
Microsoft Corp.	8.8%
Alphabet, Inc., Class A	6.6%
Amazon.com, Inc.	6.2%
Visa, Inc., Class A	4.3%
NextEra Energy, Inc.	4.3%
NICE Ltd., ADR	4.1%
CSX Corp.	4.0%
Trane Technologies PLC	3.9%
Air Products and Chemicals, Inc.	3.9%
UnitedHealth Group, Inc.	3.7%
Other	50.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	96.1%
Israel	4.1%
Other	(0.2%)
100.0%

2020 Annual Report	33

Statement of Investments

October 31, 2020
Aberdeen Focused U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.0%)
Communication Services (13.1%)
Alphabet, Inc., Class A (a)	568	$917,951
Charter Communications, Inc., Class A (a)	710	428,712
Walt Disney Co.	3,944	478,210
		1,824,873
Consumer Discretionary (9.2%)
Amazon.com, Inc. (a)	285	865,303
TJX Cos., Inc. (The)	8,105	411,734
		1,277,037
Consumer Staples (3.4%)
Costco Wholesale Corp.	1,316	470,628
Financials (8.9%)
American Express Co.	4,497	410,306
Citigroup, Inc.	9,679	400,904
Goldman Sachs Group, Inc. (The)	2,217	419,102
		1,230,312
Health Care (9.5%)
Baxter International, Inc.	4,803	372,569
Boston Scientific Corp. (a)	12,957	444,036
UnitedHealth Group, Inc.	1,663	507,448
		1,324,053
Industrials (17.0%)
CSX Corp.	7,011	553,448
IHS Markit Ltd.	5,388	435,728
L3Harris Technologies, Inc.	2,374	382,475
Trane Technologies PLC	4,132	548,523
Waste Connections, Inc.	4,519	447,931
		2,368,105
Information Technology (27.1%)
Adobe, Inc. (a)	996	445,312
Fidelity National Information Services, Inc.	3,480	433,573
Microsoft Corp.	6,034	1,221,704
NICE Ltd., ADR (a)	2,499	570,422
Pegasystems, Inc.	4,206	487,391
Visa, Inc., Class A	3,295	598,734
		3,757,136

	Shares or Principal Amount	Value
Materials (3.9%)
Air Products and Chemicals, Inc.	1,961	$541,707
Real Estate (3.6%)
Equinix, Inc., REIT	678	495,781
Utilities (4.3%)
NextEra Energy, Inc.	8,160	597,393
Total Common Stocks		13,887,025
SHORT-TERM INVESTMENT (0.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (b)	36,170	36,170
Total Short-Term Investment		36,170
Total Investments (Cost $11,405,679) (c)—100.2%		13,923,195
Liabilities in Excess of Other Assets—(0.2)%		(33,179)
Net Assets—100.0%		$13,890,016

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

34	2020 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 6.39% for the 12-month period ended October 31, 2020, versus the 4.89% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), during the same period.

Global equities posted modest gains amid significant market volatility over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked towards a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the Federal Reserve cut its benchmark interest rate to near 0% and revamped its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

The Fund outperformed its benchmark, the MSCI AC World Index (Net Dividends), over the reporting period due to positive stock selection in several markets, including the UK, Japan, China and Taiwan.

Among individual Fund holdings, Chinese internet giant Tencent Holdings Ltd's stock price rose during the reporting period due to increased usage of its online media, payment and communications platforms amid social-distancing measures worldwide. Shares of Taiwanese semiconductor company Taiwan Semiconductor Manufacturing Co. (TSMC) moved higher on increased demand for electronics as more people worked from home during the pandemic. News that U.S. rival Intel Corp. (which the Fund does not hold) planned to outsource production of its latest chip technology due to schedule delays also lifted TSMC's stock price. U.S.-based architecture software firm Autodesk Inc. benefited from accelerated digitalization, particularly in the construction and manufacturing sectors, due to the coronavirus. This was reflected in its second-quarter 2020 results, which exceeded the market's forecasts.

Conversely, the Fund's underweight allocation to the U.S. relative to the benchmark MSCI AC World Index (Net Dividends) weighed on performance for the reporting period. Specifically, the lack of exposure to Apple Inc. detracted from Fund performance as the U.S.-based technology company's shares surged after a stock split and on expectations of robust sales with the upcoming launch of its new iPhones and other products. Nevertheless, we prefer to hold other more diversified technology companies in the Fund. Oilfield services provider Schlumberger Ltd. continued to feel the effects of volatile crude oil prices as the COVID-19 pandemic dampened energy demand. We have since exited the Fund's holding in the company. Finally, Brazil-based lender Banco Bradesco S.A.'s shares declined over the reporting period amid political turmoil and the effects of the pandemic. We subsequently exited the Fund's position in the company.

In terms of portfolio activity, we initiated positions in 12 companies during the period. In the U.S., we established new positions in market-leading e-commerce and cloud platform provider Amazon.com Inc., as we believe that it has a long runway for growth, which should lead to improved cash-generation; athletic apparel company Nike Inc., which in our view has a solid brand, market leading-position and opportunities to accelerate growth through a shift to more direct consumer sales; heavy-equipment manufacturer Deere & Co., which has an established brand and generates recurring revenue through providing maintenance services; and medical device maker Boston Scientific Corp., which has a diversified portfolio of products for which it is a market leader. We also established a new position in Costco Wholesale Corp. The company's membership-only warehouse club is distinctive within the general merchandise retail segment. In our view, its business model remains successful globally and is gradually evolving with more online business platforms to adapt to an increasingly e-commerce-oriented world. Additionally, we initiated a holding in household products maker Procter & Gamble Co. as its management has simplified the business and revived sales growth. We believe that improved cash flow has led to steady reinvestment that should support the business going forward. In Europe, we initiated holdings in Anglo-Swedish drug-maker AstraZeneca PLC, as we believe that it offers an attractive dividend yield and has a strong drug portfolio; and Dutch brewer Heineken N.V., which in our view may provide strong gains and growth opportunities at an attractive valuation. We established a new position in Danish biotechnology specialist Genmab A/S, which we believe has a formidable core Darzalex anti-cancer drug franchise, as well as attractive pipeline prospects. The company's partnership with U.S. pharmaceutical firm Abbvie Inc. (which the Fund did not hold as of the end of the reporting period) should expand commercialization capabilities amid opportunities for shared learning.

In our opinion, France-based energy and digital solutions provider Schneider Electric SE is well-positioned to capitalize on accelerating trends in electrification and automation, as well as robust demand for data centers, which support long-term organic growth and earnings. We believe that the company's robust environmental, social and governance (ESG) practices are also a positive factor.

We believe that Dutch semiconductor equipment manufacturer ASML Holding N.V. has a promising long-term outlook in developing next-generation chip-making tools. The company has a dominant position

2020 Annual Report	35

Aberdeen Global Equity Fund (Unaudited) (concluded)

in the extreme ultraviolet lithography (EUV) process used in making semiconductors, which in or view may help the company to achieve solid earnings growth over the longer term.

In our judgment, UK-based antibody producer and distributor Abcam plc also has attractive long-term growth opportunities in both its core business and adjacent fields. We believe that the company's position as a leading provider of high value-add antibodies should be a key driver of growth. In our opinion, Abcam's work with other pharmaceutical and biotechnology companies to create antibodies specific to their respective drug pipelines is also promising.

In addition to Schlumberger Ltd. and Banco Bradesco as noted above, we exited the Fund's positions in the following companies: Australian exchange-listed wine-maker Treasury Wine Estates; UK-based engine manufacturer Rolls Royce Holdings plc; U.S.-based healthcare conglomerate Johnson & Johnson; Indian tobacco company ITC Ltd.; Mexican convenience-store operator and beverage company Fomento Económico Mexicano, S.A.B. de C.V. (FEMSA); U.S.-based asset manager and brokerage firm The Charles Schwab Corp.; UK-based tobacco company British American Tobacco plc; Canadian fertilizer producer Nutrien Ltd.; UK exchange-listed lender Standard Chartered plc; Swiss drug-maker Novartis AG; Japanese automation products and services provider Fanuc Corp.; South Korean technology giant Samsung Electronics Co. Ltd.; and oil and gas company EOG Resources Inc.

The world remains in a state of uncertainty as the approaching winter in the Northern Hemisphere coincides with fresh waves of COVID-19 infections in Europe and the U.S. Many governments globally have reimposed social-distancing measures to contain the virus, delaying prospects for a full economic recovery from the pandemic, in our view. To compound the matter, we think that relations between the U.S. and China will continue to deteriorate, with the trajectory unlikely to be altered much by the recent U.S. elections. On a more positive note, we believe that the continued infusion of massive monetary and fiscal stimuli to economies worldwide should continue to support equity prices.

From a Fund perspective, we are giving serious consideration to two key aspects: how normalized earnings will look as we move forward in this crisis, and whether companies are well-positioned for a post-COVID-19 world. In such times of uncertainty, we believe that sound bottom-up analysis and stock-picking strategies are even more crucial. In our opinion, we have the advantage of a solid proprietary research platform, along with a well-resourced and experienced team that has navigated many past crises. Amid the current market volatility, we will continue to seek what we believe are good-quality companies at attractive valuations, while actively engaging with their management teams in an effort to ensure robust corporate governance and high standards of sustainability.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

36	2020 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.01%	6.26%	5.13%
	w/SC1	(0.05%)	5.01%	4.51%
Class C	w/o SC	5.24%	5.57%	4.45%
	w/SC2	4.24%	5.57%	4.45%
Class R3	w/o SC	5.58%	5.87%	4.80%
Institutional Service Class[3,4]	w/o SC	6.25%	6.56%	5.43%
Institutional Class[3]	w/o SC	6.39%	6.61%	5.47%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
4	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Dividends), MSCI ACWI (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	37

Aberdeen Global Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Short-Term Investment	1.1%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	21.8%
Health Care	15.9%
Financials	14.4%
Consumer Staples	14.4%
Consumer Discretionary	11.7%
Communication Services	8.5%
Industrials	7.1%
Materials	5.2%
Other	1.0%
100.0%

Top Holdings*
Tencent Holdings Ltd.	5.2%
Microsoft Corp.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.8%
Visa, Inc., Class A	3.7%
AIA Group Ltd.	3.6%
Alphabet, Inc., Class A	3.3%
Autodesk, Inc.	3.2%
Amazon.com, Inc.	3.0%
Keyence Corp.	2.9%
CME Group, Inc.	2.8%
Other	64.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	48.0%
United Kingdom	10.2%
Japan	5.8%
Switzerland	5.4%
China	5.2%
Netherlands	4.6%
Taiwan	3.8%
Hong Kong	3.6%
France	3.1%
Australia	2.6%
Other	7.7%
100.0%

38	2020 Annual Report

Statement of Investments

October 31, 2020
Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
AUSTRALIA (2.6%)
Health Care (2.6%)
CSL Ltd.	3,200	$647,863
CHINA (5.2%)
Communication Services (5.2%)
Tencent Holdings Ltd.	17,300	1,321,817
DENMARK (1.5%)
Health Care (1.5%)
Genmab AS (a)	1,100	367,427
FRANCE (3.1%)
Consumer Discretionary (2.1%)
LVMH Moet Hennessy Louis Vuitton SE	1,100	515,623
Industrials (1.0%)
Schneider Electric SE	2,100	255,163
		770,786
HONG KONG (3.6%)
Financials (3.6%)
AIA Group Ltd.	96,700	920,311
INDIA (2.1%)
Financials (2.1%)
Housing Development Finance Corp. Ltd.	20,800	538,904
JAPAN (5.8%)
Health Care (1.2%)
Sysmex Corp.	3,300	309,965
Information Technology (2.9%)
Keyence Corp.	1,600	726,116
Materials (1.7%)
Shin-Etsu Chemical Co. Ltd.	3,300	440,770
		1,476,851
NETHERLANDS (4.6%)
Consumer Staples (2.4%)
Heineken NV	6,900	610,771
Information Technology (2.2%)
ASML Holding NV	1,500	542,705
		1,153,476
SINGAPORE (2.0%)
Financials (2.0%)
Oversea-Chinese Banking Corp. Ltd.	81,817	504,627

	Shares or Principal Amount	Value
SWEDEN (2.2%)
Industrials (2.2%)
Atlas Copco AB, A Shares	12,400	$547,350
SWITZERLAND (5.4%)
Consumer Staples (2.6%)
Nestle SA	5,900	663,620
Health Care (2.8%)
Roche Holding AG	2,200	706,929
		1,370,549
TAIWAN (3.8%)
Information Technology (3.8%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,300	947,731
UNITED KINGDOM (10.2%)
Consumer Staples (2.5%)
Diageo PLC	19,400	626,966
Health Care (3.9%)
Abcam PLC	24,800	473,251
AstraZeneca PLC	5,200	522,109
		995,360
Industrials (1.7%)
Experian PLC	11,400	417,626
Materials (2.1%)
Croda International PLC	6,739	526,714
		2,566,666
UNITED STATES (46.9%)
Communication Services (3.3%)
Alphabet, Inc., Class A (a)	520	840,377
Consumer Discretionary (9.6%)
Amazon.com, Inc. (a)	250	759,037
Booking Holdings, Inc. (a)	270	438,075
NIKE, Inc., Class B	5,100	612,408
TJX Cos., Inc. (The)	12,000	609,600
		2,419,120
Consumer Staples (6.9%)
Costco Wholesale Corp.	800	286,096
Estee Lauder Cos., Inc. (The), Class A	3,100	680,946
PepsiCo, Inc.	3,850	513,167
Procter & Gamble Co. (The)	1,900	260,490
		1,740,699

See accompanying Notes to Financial Statements.

2020 Annual Report	39

Statement of Investments (concluded)

October 31, 2020
Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Financials (6.7%)
CME Group, Inc.	4,700	$708,384
First Republic Bank	3,700	466,718
Intercontinental Exchange, Inc.	5,400	509,760
		1,684,862
Health Care (3.9%)
Boston Scientific Corp. (a)	17,300	592,871
PRA Health Sciences, Inc. (a)	3,900	380,016
		972,887
Industrials (2.2%)
Deere & Co.	2,500	564,775
Information Technology (12.9%)
Autodesk, Inc. (a)	3,400	800,836
Fidelity National Information Services, Inc.	3,700	460,983
Microsoft Corp.	5,300	1,073,091
Visa, Inc., Class A	5,100	926,721
		3,261,631
Materials (1.4%)
Linde PLC	1,600	352,544
		11,836,895
Total Common Stocks		24,971,253

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.1%)
UNITED STATES (1.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (b)	282,715	$282,715
Total Short-Term Investment		282,715
Total Investments (Cost $19,518,853) (c)—100.1%		25,253,968
Liabilities in Excess of Other Assets—(0.1)%		(37,237)
Net Assets—100.0%		$25,216,731

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

40	2020 Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned -9.30% for the 12-month period ended October 31, 2020, versus the 4.75% return of its primary benchmark, the MSCI All Country (AC) World Index (Net Dividends), and the -16.79% return of its secondary benchmark, the S&P Global Infrastructure Index (Net Dividends), during the same period.

Global equities posted modest gains amid significant market volatility over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked towards a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the US$2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the U.S. Federal Reserve cut its benchmark interest rate to nearly 0% and revamped its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond-purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

While the Fund was unable to avoid the market downturn in the overall infrastructure market, it significantly outperformed the S&P Global Infrastructure Index during the reporting period. At the stock level, the main contributors to the Fund's relative performance were Spanish renewable energy company EDP Renovaveis S.A., Spanish cell tower and service company Cellnex Telecom S.A., and U.S. truck stop and travel-service company TravelCenters of America Inc., none of which are constituents of the Fund's secondary benchmark, the S&P Global Infrastructure Index (Net Dividends). EDP Renovaveis is a global leader in the renewable energy sector and the world's fourth-largest wind energy producer. The company is executing an ambitious growth plan that is partially funded by selling some of their existing portfolio. They have been selling assets at attractive prices and finding opportunities to invest. In addition, COVID-19 had a negligible impact the company's earnings during the 12-month period ended October 31, 2020, demonstrating its resilience. Cellnex Telecommunications is the largest independent operator of European cellular towers. The company has limited exposure to COVID-19 and it continues to execute and consolidate the European cell-tower network and benefits from a strong order book. After the reporting period ended, Cellnex announced a transformational deal acquiring towers from Hong Kong-based multinational conglomerate CK Hutchinson. TravelCenters of America is the largest publicly traded full-service truck stop and travel center company in the U.S. It also operates full-service centers, convenience stores and restaurants. In December 2019, Congress reinstated the biodiesel tax credit, which was positive for its shares. Its shares also rallied as the company's new Chief Executive Officer appears to be making progress toward its reorganization plan to improve profitability by growing revenues and margins.

Conversely, the largest detractors from the Fund's relative performance for the reporting period included an underweight position in U.S. energy company NextEra Energy Inc., the absence of a position in Spanish electric-utility company Iberdrola S.A., and a holding in Brazil-based transportation company Cosan Logistica S.A., which is not a constituent of the Fund's secondary benchmark, the S&P Global Infrastructure Index (Net Dividends). NextEra Energy is a high-quality utility whose shares outperformed against a volatile macro backdrop, as investors favored companies with highly defensive characteristics. In addition, NextEra has outperformed its peers given increasing demand for renewable energy, as the company grows its backlog and delivers on earnings growth. While the Fund maintained a position in NextEra Energy, it was underweight the benchmark, which was a drag on Fund performance. Having no position in Iberdrola was a headwind for performance as its shares rallied given its defensive nature. We believe that the company is well positioned to take advantage of expected growth in renewables, which buoyed investor sentiment for the company. Cosan Logistica is a holding company whose sole asset is shares of Rumo S.A., a railway concession operator in Brazil. The company's shares performed poorly during the first half of the reporting period. The company was hampered as corn volumes declined due to heavy rainfalls in Brazil. In the second half of the period, the company was negatively impacted by increased competition, as the BR-163 road was paved, but tolls have not yet started.

The world remains in a state of uncertainty as the approaching winter in the Northern Hemisphere coincides with fresh waves of COVID-19 infections in Europe and the U.S. Many governments globally have reimposed social-distancing measures to contain the virus, delaying prospects of a full economic recovery from the pandemic, in our view. To compound the matter, relations between the U.S. and China continue to deteriorate, with the trajectory unlikely to be altered much by the recent U.S. elections, in our view. On a more positive note, we believe that the continued infusion of massive monetary and fiscal stimuli to economies worldwide should continue to support equity prices. In addition, the possibility of the approval and distribution of a vaccine has buoyed investor sentiment.

From a Fund perspective, we are giving serious consideration to two key aspects: how normalized earnings will look as we move forward in this crisis, and whether companies are well-positioned for a post-COVID-19 world. In such times of uncertainty, we believe that sound

2020 Annual Report	41

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

bottom-up analysis and stock-picking strategies are even more crucial. In our opinion, we have the advantage of a solid proprietary research platform, along with a well-resourced and experienced team that has navigated many past crises. Amid the current market volatility, we will continue to seek what we believe are good-quality companies at attractive valuations.

We believe that opportunities remain for growth in both the communication and renewable sectors. For example, in the U.S., mobile telecommunications company T-Mobile announced on November 5, 2020 that its 5G network, supported by its 2.5-gigahertz mid-band spectrum, would be available to 100 million people in America by the end of 2020, which may benefit the Fund's investment in cell towers. In Europe, for example, the European Commission has launched a €750 billion ($887 billion) stimulus program, and Germany's coalition parties agreed to an additional €130 billion ($154 billion) stimulus, both of which include elements of infrastructure investment with a focus on climate change, which may benefit some of the Fund's utility investments that focus on renewable energy.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

42	2020 Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(9.49%)	5.49%	N.A.
	w/SC2	(14.70%)	4.25%	N.A.

Institutional Class[3]	w/o SC	(9.30%)	5.75%	6.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*      Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Global Infrastructure Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Dividends), MSCI ACWI (Gross Dividends), S&P Global Infrastructure Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI ACWI (Net Dividends) replaced the MSCI ACWI (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	43

Aberdeen Global Infrastructure Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	98.9%
Other Assets in Excess of Liabilities	1.1%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Industrials	34.2%*
Utilities	29.2%**
Communication Services	18.3%
Energy	7.6%
Real Estate	5.4%
Materials	2.7%
Consumer Discretionary	1.5%
Other	1.1%
100.0%

*	As of October 31, 2020, the Fund's holdings in the Industrials sector were allocated to six industries: Engineering & Construction (12.4%), Transportation (10.0%), Commercial Services and Supplies (9.0%), Environmental Control (1.3%), Miscellaneous Manufacturing (0.8%) and Energy-Alternative Sources (0.7%).

**	As of October 31, 2020, the Fund's holdings in the Utilities sector were allocated to three industries: Electric Utilities (25.2%), Water Utility (2.2%) and Energy-Alternate Sources (1.8%).

Top Holdings
EDP Renovaveis SA	3.2%
Cellnex Telecom SA	3.0%
RWE AG	2.9%
Tower Bersama Infrastructure Tbk PT	2.7%
Kinder Morgan, Inc.	2.6%
Enbridge, Inc.	2.6%
Vodafone Group PLC	2.5%
Ferrovial SA	2.5%
Enel SpA	2.4%
Williams Cos., Inc. (The)	2.4%
Other	73.2%
100.0%

Top Countries
United States	37.4%
Spain	11.7%
China	5.5%
Indonesia	5.0%
Italy	5.0%
France	4.8%
Brazil	4.5%
United Kingdom	4.4%
Canada	3.9%
Germany	3.9%
Other	13.9%
100.0%

44	2020 Annual Report

Statement of Investments

October 31, 2020

Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.9%)
ARGENTINA (1.0%)
Industrials (0.4%)
Corp. America Airports SA (a)(b)	102,600	$176,472
Materials (0.6%)
Loma Negra Cia Industrial Argentina SA, ADR	55,800	238,824
		415,296
BRAZIL (4.5%)
Communication Services (1.0%)
Telefonica Brasil SA, ADR (b)	56,100	412,896
Industrials (3.5%)
CCR SA	327,700	637,359
Cosan Logistica SA (a)	286,800	819,221
		1,456,580
		1,869,476
CANADA (3.9%)
Energy (2.6%)
Enbridge, Inc.	39,300	1,082,866
Industrials (1.3%)
Canadian Pacific Railway Ltd.	1,900	568,347
		1,651,213
CHINA (5.5%)
Industrials (4.6%)
China Everbright Environment Group Ltd.	576,333	290,769
China Railway Construction Corp. Ltd., Class H	562,500	381,041
COSCO SHIPPING Ports Ltd.	881,775	516,440
CRRC Corp. Ltd., Class H	811,200	314,649
Zhejiang Expressway Co. Ltd., Class H	626,100	427,427
		1,930,326
Utilities (0.9%)
Beijing Enterprises Water Group Ltd.	1,014,000	385,724
		2,316,050
FRANCE (4.8%)
Industrials (3.5%)
Bouygues SA	16,600	544,371
Vinci SA	11,600	916,226
		1,460,597
Utilities (1.3%)
Veolia Environnement SA	29,800	554,657
		2,015,254
GERMANY (3.9%)
Industrials (1.0%)
Fraport AG Frankfurt Airport Services Worldwide (a)	10,900	394,236

	Shares or Principal Amount	Value
Utilities (2.9%)
RWE AG	32,900	$1,217,555
		1,611,791
INDONESIA (5.0%)
Communication Services (4.3%)
Sarana Menara Nusantara Tbk PT	9,855,200	659,978
Tower Bersama Infrastructure Tbk PT	11,181,400	1,130,957
		1,790,935
Industrials (0.7%)
Jasa Marga Persero Tbk PT	1,253,900	302,192
		2,093,127
ITALY (5.0%)
Industrials (1.2%)
Atlantia SpA (a)	32,600	500,428
Materials (1.4%)
Buzzi Unicem SpA	27,100	586,384
Utilities (2.4%)
Enel SpA	126,200	1,003,353
		2,090,165
JAPAN (1.1%)
Industrials (1.1%)
East Japan Railway Co.	8,700	454,953
LUXEMBOURG (1.2%)
Communication Services (1.2%)
SES SA, ADR	63,900	510,390
MALAYSIA (1.0%)
Industrials (1.0%)
Malaysia Airports Holdings Bhd	406,900	409,635
MEXICO (3.3%)
Industrials (1.5%)
Promotora y Operadora de Infraestructura SAB de CV	93,800	618,877
Utilities (1.8%)
Infraestructura Energetica Nova SAB de CV	232,300	776,688
		1,395,565
NETHERLANDS (1.3%)
Communication Services (1.3%)
Koninklijke KPN NV	199,600	539,076
NORWAY (1.8%)
Communication Services (1.8%)
Telenor ASA	49,300	761,797
PHILIPPINES (2.1%)
Industrials (2.1%)
International Container Terminal Services, Inc.	370,000	877,475

See accompanying Notes to Financial Statements.

2020 Annual Report	45

Statement of Investments (continued)

October 31, 2020

Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (11.7%)
Communication Services (3.0%)
Cellnex Telecom SA (c)	19,800	$1,270,981
Industrials (3.8%)
Aena SME SA (a)(c)	4,000	538,943
Ferrovial SA	48,101	1,041,749
		1,580,692
Utilities (4.9%)
Atlantica Sustainable Infrastructure PLC	25,400	749,046
EDP Renovaveis SA	69,200	1,315,541
		2,064,587
		4,916,260
UNITED KINGDOM (4.4%)
Communication Services (2.5%)
Vodafone Group PLC	788,400	1,051,701
Utilities (1.9%)
National Grid PLC, ADR	13,000	772,850
		1,824,551
UNITED STATES (37.4%)
Communication Services (3.2%)
DISH Network Corp., Class A (a)	15,200	387,448
T-Mobile US, Inc. (a)	8,600	942,302
		1,329,750
Consumer Discretionary (1.5%)
TravelCenters of America, Inc. (a)	26,600	633,080
Energy (5.0%)
Kinder Morgan, Inc.	91,400	1,087,660
Williams Cos., Inc. (The)	52,200	1,001,718
		2,089,378
Industrials (8.5%)
Dycom Industries, Inc. (a)	10,300	668,882
Kansas City Southern	4,400	775,016
Norfolk Southern Corp.	4,700	982,864
Union Pacific Corp.	3,300	584,727
Waste Connections, Inc.	5,700	566,124
		3,577,613

	Shares or Principal Amount	Value
Materials (0.7%)
Vulcan Materials Co.	1,900	$275,196
Real Estate (5.4%)
American Tower Corp., REIT	3,100	711,915
CoreCivic, Inc., REIT	49,100	314,731
Crown Castle International Corp., REIT	6,400	999,680
GEO Group, Inc. (The), REIT	27,800	246,308
		2,272,634
Utilities (13.1%)
American Electric Power Co., Inc. (d)	7,900	710,447
Clearway Energy, Inc., Class C	24,500	689,920
CMS Energy Corp.	11,800	747,294
Evergy, Inc.	14,900	822,480
FirstEnergy Corp.	24,400	725,168
NextEra Energy, Inc.	12,800	937,088
Vistra Corp.	47,700	828,549
		5,460,946
		15,638,597
Total Common Stocks		41,390,671
Total Investments (Cost $38,901,086) (e)—98.9%		41,390,671
Other Assets in Excess of Liabilities—1.1%		454,789
Net Assets—100.0%		$41,845,460

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $221,707. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	All or a portion of the security has been designated as collateral for unrealized depreciation on forward foreign currency contracts.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

46	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020

Aberdeen Global Infrastructure Fund

At October 31, 2020, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
Hong Kong Dollar/United States Dollar
02/01/2021	Goldman Sachs & Co.	HKD17,000,000	USD2,192,492	$2,192,700	$208

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Hong Kong Dollar
02/01/2021	Goldman Sachs & Co.	USD4,385,034	HKD34,000,000	$4,385,400	$(366)

See accompanying Notes to Financial Statements.

2020 Annual Report	47

Aberdeen International Equity Fund (Unaudited)

Aberdeen International Equity Fund (Institutional Class shares net of fees) returned 8.70% for the 12-month period ended October 31, 2020, versus the -2.61% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index (Net Dividends), during the same period.

International equities declined over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked towards a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the Federal Reserve cut its benchmark interest rate to near 0% and revamped its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

The Fund outperformed its benchmark, the MSCI AC World ex USA Index (Net Dividends), over the reporting period, attributable primarily to strong stock selection the UK, Japan and France.

Among individual Fund holdings, Chinese internet giant Tencent Holdings Ltd's stock price rose during the reporting period due to increased usage of its online media, payment and communications platforms amid social-distancing measures worldwide. Shares of Taiwanese semiconductor company Taiwan Semiconductor Manufacturing Co. (TSMC) moved higher on increased demand for electronics as more people worked from home during the pandemic. News that U.S. rival Intel Corp. (which the Fund did not hold as of the end of the reporting period) planned to outsource production of its latest chip technology due to schedule delays also lifted TSMC's stock price. New Zealand exchange-listed medical device maker Fisher & Paykel Healthcare Corp Ltd's stock price rose on strong results over the reporting period as demand for its respiratory products remained robust amid the coronavirus outbreak. The company subsequently upgraded its earnings forecast for its fiscal year ending March 2021.

Conversely, the Fund's holding in Banco Bradesco S.A. detracted from performance for the reporting period. The Brazilian lender's shares declined amid political turmoil and the effects of the COVID-19 pandemic during the period. We subsequently exited the Fund's position in the stock given our decreased conviction in the company. Lack of exposure to Alibaba Group Holding Ltd had a negative impact on Fund performance as the Chinese e-commerce giant's shares advanced on strong sales volumes as more consumers switched to online shopping during COVID-19-induced lockdowns. Elsewhere, Australia exchange-listed wine-maker Treasury Wine Estates Ltd's stock price declined amid key management departures, rising competition in North America and news that China launched anti-dumping investigations on wine imports from Australia. We exited the Fund's holding given these unfavorable circumstances.

During the reporting period, we initiated holdings in UK-based protein-research tool supplier Abcam plc, a market leader that we believe has good long-term growth opportunities; Anglo-Swedish drug-maker AstraZeneca plc, as we believe that it offers an attractive dividend yield and has a strong portfolio of drugs; CTS Eventim AG & Co., Europe's leading live-entertainment ticketing platform, as we believe that its business is backed by a solid balance sheet and should return to normal once the pandemic passes; Dutch brewer Heineken N.V., which in our view may provide strong gains and growth opportunities at an attractive valuation; Israeli cybersecurity firm Cyberark Software Ltd., as we believe that it has a positive long-term outlook; Netherlands-based semiconductor-equipment manufacturer ASML Holding NV, which in our view has a promising long-term outlook in developing next-generation chip-making tools; Leading Dutch payment company Adyen NV, which we believe should benefit from the shift to digital payments and continue to carve out a leading market position, allowing it to boost revenue and long-term free cash flow; Japan-based mergers-and-acquisitions brokerage business Nihon M&A Center Inc., which we believe has a long runway for growth given the large potential market, and we are confident that management can execute well, leveraging on its solid market position and expertise; Danish biotechnology specialist Genmab A/S on the strength of its core Darzalex anti-cancer drug franchise, as well as pipeline prospects; Denmark-based pharmaceutical firm Novo Nordisk A/S on our strong conviction in its expertise in diabetes treatments; France-based Schneider Electric SE as we believe that its business is well-positioned to capitalize on accelerating trends in electrification and automation, which support long-term organic growth and earnings; Australian commercial and industrial property company Goodman Group as we believe that it has a robust track record on execution and exposure to drivers that underpin longer-term growth; Latin American e-commerce provider Mercado Libre Inc. as we believe that it has clear growth prospects and a strengthening competitive position; and Norway-based Schibsted ASA, which owns a portfolio of digital consumer brands that in our view provides it with a dominant position in key markets, and we believe that the company can monetize its asset base better over the long term.

In addition to Banco Bradesco and Treasury Wine Estates as previously noted, other exited Fund positions during the reporting period included Swiss security group Dormakaba Holding AG, as the

48	2020 Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

company has struggled to integrate certain acquisitions; Mexican convenience store and beverage company Fomento Económico Mexicano, S.A.B. de C.V.(FEMSA), given the Fund's exposure to Heineken N.V., which has a larger geographical footprint; UK-based tobacco company British American Tobacco, which faces increasing regulatory challenges; UK exchange-listed lender Standard Chartered plc and Canadian fertilizer producer Nutrien Ltd. in favor of what we believed were more attractive investment opportunities elsewhere; UK-based engine manufacturer Rolls Royce Holdings plc, given our uncertainty over its ability to reach our free cash-flow targets; UK-based insurer Prudential plc after the spin-off of its UK operations, as we believe that its U.S. business is likely to be a drag on the stock's performance in the current low interest-rate environment; South Korean chipmaker Samsung Electronics Co. Ltd., Japanese healthcare company Sysmex Corp and Swiss drug-maker Novartis AG, based on our decreased conviction in the companies; Anglo-Dutch oil company Royal Dutch Shell plc given our concerns over the industry's long-term growth prospects; Japanese cycling and outdoor products maker Shimano Inc. as we believe that its share-price movements indicated that current growth rates for its business may not be sustainable; Japanese automation products and services provider Fanuc Corp. to add to holdings in companies that in our view provided better investment opportunities within the same sector; and Philippine-based real estate developer Ayala Land Inc. as we believed that there were better opportunities elsewhere.

The world remains in a state of uncertainty as the approaching winter in the Northern Hemisphere coincides with fresh waves of COVID-19 infections in Europe and the U.S. Many governments globally have reimposed social-distancing measures to contain the virus, delaying prospects for a full economic recovery from the pandemic, in our view. To compound the matter, we think that relations between the U.S. and China will continue to deteriorate, with the trajectory unlikely to be altered much by the recent U.S. elections. On a more positive note, we believe that the continued infusion of massive monetary and fiscal stimuli to economies worldwide should continue to support equity prices.

From a Fund perspective, we are giving serious consideration to two key aspects: how normalized earnings will look as we move forward in this crisis, and whether companies are well-positioned for a post-COVID-19 world. In such times of uncertainty, we believe that sound bottom-up analysis and stock-picking strategies are even more crucial. In our opinion, we have the advantage of a solid proprietary research platform, along with a well-resourced and experienced team that has navigated many past crises. Amid the current market volatility, we will continue to seek what we believe are good-quality companies at attractive valuations, while actively engaging with their management teams in an effort to ensure robust corporate governance and high standards of sustainability.

Effective December 1, 2020, the Aberdeen International Equity Fund changed its name to Aberdeen Emerging Markets Sustainable Leaders

Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of emerging market companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria. Performance covered in this Annual Report does not reflect these changes.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	49

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.24%	5.91%	3.71%
	w/SC1	1.99%	4.67%	3.10%
Class C	w/o SC	7.64%	5.20%	3.01%
	w/SC2	6.64%	5.20%	3.01%
Class R3	w/o SC	7.97%	5.61%	3.45%
Institutional Service Class[3]	w/o SC	8.66%	6.25%	3.97%
Institutional Class[3]	w/o SC	8.70%	6.30%	4.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International (MSCI) All Country World ex-US Index (Net Dividends), MSCI All Country World ex U.S. Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2020. Effective February 28, 2020, the MSCI All Country World ex U.S. Index (Net Dividends) replaced the MSCI All Country World ex U.S. Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World ex US Index captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,375 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

50	2020 Annual Report

Aberdeen International Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	99.3%
Short-Term Investment	1.2%
Liabilities in Excess of Other Assets	(0.5%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Health Care	19.8%
Information Technology	17.9%
Consumer Staples	14.1%
Financials	13.8%
Industrials	11.7%
Communication Services	7.2%
Materials	6.7%
Consumer Discretionary	6.6%
Real Estate	1.5%
Other	0.7%
100.0%

Top Holdings*
Tencent Holdings Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1%
AIA Group Ltd.	4.0%
CSL Ltd.	3.4%
Nestle SA	3.3%
Diageo PLC	3.2%
Roche Holding AG	3.2%
L'Oreal SA	3.1%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Keyence Corp.	3.0%
Other	65.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	17.7%
Japan	10.9%
France	10.0%
Switzerland	6.5%
Germany	6.5%
Netherlands	5.9%
Australia	4.9%
Israel	4.6%
China	4.5%
Taiwan	4.1%
Other	24.4%
100.0%

2020 Annual Report	51

Statement of Investments

October 31, 2020
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.3%)
AUSTRALIA (4.9%)
Health Care (3.4%)
CSL Ltd.	36,800	$7,450,428
Real Estate (1.5%)
Goodman Group, REIT	255,900	3,312,153
		10,762,581
BRAZIL (1.7%)
Consumer Discretionary (1.7%)
MercadoLibre, Inc. (a)	3,100	3,763,555
CANADA (2.2%)
Industrials (2.2%)
Ritchie Bros Auctioneers, Inc.	77,800	4,716,001
CHINA (4.5%)
Communication Services (4.5%)
Tencent Holdings Ltd.	129,300	9,879,245
DENMARK (3.8%)
Health Care (3.8%)
Genmab AS (a)	12,600	4,208,713
Novo Nordisk AS, Class B	63,800	4,068,248
		8,276,961
FRANCE (10.0%)
Consumer Discretionary (4.9%)
Hermes International	4,400	4,096,839
LVMH Moet Hennessy Louis Vuitton SE	14,100	6,609,342
		10,706,181
Consumer Staples (3.1%)
L'Oreal SA	20,600	6,657,617
Industrials (2.0%)
Schneider Electric SE	36,000	4,374,231
		21,738,029
GERMANY (6.5%)
Communication Services (1.3%)
CTS Eventim AG & Co. KGaA (a)	63,900	2,832,517
Financials (2.8%)
Deutsche Boerse AG	41,603	6,130,348
Materials (2.4%)
Linde PLC (a)	23,396	5,127,585
		14,090,450
HONG KONG (4.0%)
Financials (4.0%)
AIA Group Ltd.	910,900	8,669,193

	Shares or Principal Amount	Value
INDIA (2.6%)
Financials (2.6%)
Housing Development Finance Corp. Ltd.	218,800	$5,668,855
ISRAEL (4.6%)
Information Technology (4.6%)
CyberArk Software Ltd. (a)	44,200	4,382,430
NICE Ltd., ADR (a)	24,300	5,546,718
		9,929,148
JAPAN (10.9%)
Consumer Staples (2.2%)
Ain Holdings, Inc.	68,600	4,798,395
Financials (1.9%)
Japan Exchange Group, Inc.	165,400	4,037,947
Industrials (2.0%)
Nihon M&A Center, Inc.	75,700	4,445,221
Information Technology (3.0%)
Keyence Corp.	14,500	6,580,426
Materials (1.8%)
Shin-Etsu Chemical Co. Ltd.	28,900	3,860,079
		23,722,068
NETHERLANDS (5.9%)
Consumer Staples (2.3%)
Heineken NV	57,000	5,045,500
Information Technology (3.6%)
Adyen NV (a)(b)	2,000	3,361,486
ASML Holding NV	12,300	4,450,176
		7,811,662
		12,857,162
NEW ZEALAND (3.4%)
Health Care (1.5%)
Fisher & Paykel Healthcare Corp. Ltd.	138,000	3,182,098
Industrials (1.9%)
Auckland International Airport Ltd. (a)	898,459	4,156,160
		7,338,258
NORWAY (1.4%)
Communication Services (1.4%)
Schibsted ASA, Class A (a)	75,500	3,086,281
SINGAPORE (2.5%)
Financials (2.5%)
Oversea-Chinese Banking Corp. Ltd.	871,978	5,378,139
SWEDEN (2.1%)
Industrials (2.1%)
Atlas Copco AB, A Shares	102,200	4,511,226

See accompanying Notes to Financial Statements.

52	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND (6.5%)
Consumer Staples (3.3%)
Nestle SA	64,000	$7,198,585
Health Care (3.2%)
Roche Holding AG	21,700	6,972,890
		14,171,475
TAIWAN (4.1%)
Information Technology (4.1%)
Taiwan Semiconductor Manufacturing Co. Ltd.	591,000	8,941,637
UNITED KINGDOM (17.7%)
Consumer Staples (3.2%)
Diageo PLC	216,000	6,980,655
Health Care (7.9%)
Abcam PLC	281,000	5,362,241
AstraZeneca PLC	55,000	5,522,301
Genus PLC	118,300	6,287,016
		17,171,558
Industrials (1.5%)
Experian PLC	85,700	3,139,524
Information Technology (2.6%)
AVEVA Group PLC	101,400	5,628,490
Materials (2.5%)
Croda International PLC	70,349	5,498,415
		38,418,642
Total Common Stocks		215,918,906

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.2%)
UNITED STATES (1.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	2,583,701	$2,583,701
Total Short-Term Investment		2,583,701
Total Investments (Cost $171,335,174) (d)—100.5%		218,502,607
Liabilities in Excess of Other Assets—(0.5)%		(1,129,398)
Net Assets—100.0%		$217,373,209

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Annual Report	53

Aberdeen International Real Estate Equity Fund (Unaudited)

Aberdeen International Real Estate Equity Fund returned -15.27% for the 12-month period ended October 31, 2020, versus the -6.86% return of its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (Net Dividends), and the -19.04% return of the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex US Index (Net Dividends) during the same period.

International real estate equities saw modestly positive performance from the beginning of the reporting period to late February 2020, when a sharp decline in share prices was prompted by the emergence and spread of COVID-19 in Europe and the Americas. The listed property market underperformed the broader equity universe over this period. This was driven by the inescapable fact that much of the sector includes venues where people congregate, such as malls or hotels, which faced direct, negative impacts from lockdowns and restrictions on movement. As people around the world were forced to work from their homes, the office sector also came under pressure amidst speculation that corporations will opt to rent less office in the future in favor of increased agile working arrangements. The listed real estate markets bottomed in March 2020, along with the broader equity market and continued a gradual recovery as investors adjusted their expectations to the post-COVID-19 world, which was boosted by substantial fiscal and monetary stimulus by central banks along the way.

As COVID-19 initially took hold the world over, countries seen as relative safe havens, such as Switzerland, Germany and Belgium, outperformed. In Asia, China and Hong Kong also showed relative resilience, likely reflecting the fact that valuations were already depressed by the U.S.-China trade war, as well as social unrest in Hong Kong. Conversely, emerging markets included some of the weakest-performing countries during the reporting period due to investors' concerns over currency weakness and the possibility that the region would be harder hit by the pandemic. During this phase, retail and hospitality sectors saw meaningful underperformance amidst restrictions placed on physical travel, as well as the prospect that social distancing would further accelerate consumer habits toward e-commerce and away from brick-and-mortar retail. On the other hand, logistics, residential and communications infrastructure specialists outperformed, as investors parked funds in sectors with more resilient cash flows. The market bottom in March 2020 was followed by a partial but dramatic rebound that was led by sectors that had sold off the most. This culminated in the "re-opening trade" that saw retail, hospitality and office sectors hit highs that would not be revisited until later. As it became increasingly apparent that a significant amount of the white-collar workforce around the world would shift to work-from-home amid the ongoing pandemic, office specialists sold off. Investors turned their focus to concerns over the extent that the shift to working from home would take hold and permanently reduce the demand for urban office space. From there, investors continued to favor defensive sectors, such as logistics, residential and communications infrastructure, until the beginning of the third quarter of 2020, when risk appetite gradually resumed.

The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Global ex US Index (Net Dividends), over the 12-month period ended

October 31, 2020. The largest contributors to relative performance were the Fund's holdings in the U.S., China and France. In the U.S., the Fund's positions in data-center real estate investment trust (REIT) specialists Equinix, Inc. and Digital Realty Trust, Inc., neither of which is a constituent of the benchmark index, bolstered performance for the reporting period. Data-center REITs were among the few listed real estate companies globally to record positive stock-price performance over the reporting period. This reflected their focus on the digital, rather than physical, economy, which has been far less disrupted by restrictions to personal movement. The Fund's holding in ProLogis Inc. also contributed significantly to performance for the reporting period, as the industrials sector continued to be a major beneficiary of the shift to e-commerce that has been accelerate by the pandemic. The positive contribution to performance from the Fund's holdings in China was driven by stock selection, primarily the Fund's position in logistics real estate platform provider ESR Cayman Ltd., which became a "market darling" shortly after its initial public offering (IPO) in late 2019. ESR Cayman saw strong share-price performance on the back of stronger-than-expected profit growth, as well as growth in assets under management, as the company capitalized on a strong market for logistics development and investment amid the pandemic. Finally, the Fund's outperformance in France was driven by an underweight position in European commercial real estate company Unibail-Rodamco-Westfield SE and the overall European retail sector, where already-struggling operating fundamentals were further exacerbated by the onset of the global pandemic.

On the downside, the principal detractors from Fund performance were positions in Spain, Hong Kong and Singapore. In Spain, allocation was the primary detractor from performance. In terms of stocks, the Fund's exposure to the office sector through two holdings – multinational corporation Inmobiliaria Colonial S.A. and office REIT Merlin Properties S.A. – detracted from performance for the reporting period, as the country continued to struggle to get COVID-19 infections under control. Both the allocation and stock selection in Hong Kong weighed on Fund performance, as the country proved relatively resilient compared to the rest of the world because valuations were already depressed due to the U.S.-China trade war and social unrest. Overall stock selection hampered Fund performance for the reporting period due mainly to the position in CK Asset Holdings Ltd., a property developer headquartered in Hong Kong, which disappointed the market with a dividend cut amid the pandemic, while most of its peers raised their pay-out ratios in order to maintain the nominal value of the dividend per share. In Singapore, the Fund's underweight positioning in the REIT sector hurt performance, as it outperformed despite extended valuations. The Fund's position in Singapore-based Lendlease Global Commercial REIT, which is not a constituent of the benchmark FTSE EPRA/NAREIT Global ex US Index, was the largest detractor from performance for the reporting period, as shares of the company sold off in line with other retail-specialist REITs in the region.

Thus far, the Aberdeen Standard Investments economic team's base case has played out as expected, as we have witnessed a gradual economic recovery as 2020 has progressed. Investors appear to believe that they have improving clarity into the likely range of economic

54	2020 Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

outcomes in the near term and this has given the market confidence to eliminated much of the extreme share price cheapness seen at the onset of the pandemic. Going forward, our view is that operating conditions for consumer-facing real estate has likely become even more challenged as consumers accelerated their shift towards e-commerce. Furthermore, we are focused on how the pandemic may have set in motion permanent changes in human movement and behavior that may drive structural changes in real estate. One such area of focus is the extent to which agile working practices will reduce demand for office space in the medium to long term. Another example is how residential preferences may change in terms of location, or the preference to rent versus own, etc. We continue to favor segments of real estate that benefit from robust fundamentals and favorable long-term trends, such as industrial, residential and technology infrastructure. We continue to maintain a focus on companies with cash-flow resilience and balance-sheet strength, as we believe that these companies are better positioned to preserve shareholder value, as well as take advantage of opportunities that may emerge in the current, uncertain economic backdrop. Concurrently, as economic recovery progresses, we believe that it will become increasingly important to leverage our forensic approach to seeking value across our investable universe to identify pockets of under-pricing and relative value, particularly in sectors that have been out of favor amid the pandemic.

The Fund's country positioning remains overweight to the Americas versus the benchmark index, largely driven by the U.S., where we remain optimistic on the data-center and logistics REITs. The Fund has an underweight position in Continental Europe, where we believe that the economic recovery continues to be delayed by resurging COVID-19 infections. Throughout the reporting period, we reduced the Fund's exposure to the more cyclical office landlords, while adding to German residential exposure, which we believe offers an attractive balance of income resilience and value. The Fund remains underweight to U.K., where we see similar challenges with the pandemic, in addition to ongoing uncertainty over Brexit. In the Asia-Pacific region, the Fund has a neutral position in Australia, where we have overweight in positions in stocks with both cyclical and secular upside, offset by a large underweight to shopping malls. The Fund maintains a modestly overweight allocation to Japan, while we retain a preference for the J-REITs over developers, the latter of which most likely will face cyclical challenges, in our view. Elsewhere, Singapore remains a modest underweight position in the Fund, reflecting our view that valuations generally continue to look stretched in a global context.

Within emerging markets, the Fund's exposure remains focused on China and Brazil. The Fund has an overweight position relative to the benchmark in China, driven by positions in mid-tier, non-state-owned property developers, as well as positions in a logistics developer and asset manager that are not constituents of the benchmark FTSE EPRA/NAREIT Global ex US Index. The Fund has an underweight position in Brazil, where its primary exposure is in residential development targeted at mid- to high-income buyers, for which we believe that demand is likely to remain healthy under the backdrop of declining borrowing costs.

Portfolio Management:

Global Real Estate team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund's concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag behind the performance of other industries or the broader market as a whole.

Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates; and changes in general economic and market conditions.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	55

Aberdeen International Real Estate Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5Yr.	10Yr.
Class A	w/o SC	(15.48%)	0.74%	N.A.
	w/SC2	(20.35%)	(0.45%)	N.A.
Institutional Class[3]	w/o SC	(15.27%)	0.99%	(0.49%)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) EAFE Index (Net Dividends), MSCI EAFE Index (Gross Dividends), FTSE EPRA/NAREIT

Global ex US Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI EAFE Index (Net Dividends) replaced the MSCI EAFE Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

56	2020 Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	99.7%
Short-Term Investment	0.1%
Other Assets in Excess of Liabilities	0.2%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Sub-Industries	As a Percentage of Net Assets
Real Estate Development	19.1%
Industrial REITs	17.7%
Real Estate Operating Companies	16.2%
Diversified Real Estate Activities	13.4%
Office REITs	11.4%
Diversified REITs	7.8%
Specialized REITs	5.6%
Retail REITs	4.1%
Residential REITs	3.2%
Hotels, Resorts & Cruise Lines	0.7%
Other	0.8%
100.0%

Top Holdings*
Vonovia SE	6.7%
Segro PLC	4.1%
China Resources Land Ltd.	3.3%
CK Asset Holdings Ltd.	3.2%
Mitsubishi Estate Co., Ltd.	3.2%
GLP J-REIT	3.1%
Longfor Group Holdings Ltd.	3.0%
Sumitomo Realty & Development Co., Ltd.	2.7%
Sunac China Holdings Ltd.	2.6%
Sun Hung Kai Properties Ltd.	2.4%
Other	65.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	21.2%
Germany	12.7%
China	12.3%
Hong Kong	12.2%
United States	8.0%
United Kingdom	7.5%
Singapore	5.8%
Australia	4.9%
Sweden	3.8%
Canada	2.4%
Other	9.2%
100.0%

2020 Annual Report	57

Statement of Investments

October 31, 2020
Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.7%)
AUSTRALIA (4.9%)
Real Estate (4.9%)
Charter Hall Group	22,767	$ 197,402
Dexus, REIT	54,292	328,469
GDI Property Group, REIT	208,372	155,836
Lendlease Corp., Ltd.	15,856	133,383
Mirvac Group, REIT	137,198	203,461
		1,018,551
AUSTRIA (1.3%)
Real Estate (1.3%)
CA Immobilien Anlagen AG	9,524	261,610
BRAZIL (0.5%)
Consumer Discretionary (0.5%)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,048	99,486
CANADA (2.4%)
Real Estate (2.4%)
Allied Properties Real Estate Investment Trust	9,578	232,279
Canadian Apartment Properties, REIT	8,056	258,979
		491,258
CHINA (12.3%)
Real Estate (12.3%)
China Overseas Land & Investment Ltd.	50,629	127,169
China Resources Land Ltd.	166,615	681,400
CIFI Holdings Group Co., Ltd.	277,198	192,038
Logan Group Co., Ltd.	129,290	202,854
Longfor Group Holdings Ltd. (a)	112,937	618,794
Sunac China Holdings Ltd.	145,948	540,905
Times China Holdings Ltd.	123,312	164,734
		2,527,894
FRANCE (0.4%)
Real Estate (0.4%)
Klepierre SA, REIT	7,008	88,792
GERMANY (12.7%)
Real Estate (12.7%)
alstria office REIT-AG	15,518	197,539
Deutsche Wohnen SE	5,278	266,396
Instone Real Estate Group AG (a)(b)	19,441	402,304
TAG Immobilien AG (b)	11,839	348,891
Vonovia SE	21,791	1,391,649
		2,606,779
HONG KONG (12.2%)
Real Estate (12.2%)
CK Asset Holdings Ltd.	141,914	658,976
ESR Cayman Ltd. (a)(b)(c)	126,658	382,561
Link REIT	44,361	338,557
New World Development Co. Ltd.	76,207	363,842

	Shares or Principal Amount	Value
Shimao Group Holdings Ltd.	80,204	$ 284,108
Sun Hung Kai Properties Ltd.	37,811	486,696
		2,514,740
JAPAN (21.2%)
Real Estate (21.2%)
Daiwa Office Investment Corp., REIT	53	287,611
Daiwa Securities Living Investments Corp.	410	400,497
GLP J-REIT	418	644,409
Hulic Reit, Inc., REIT	277	364,155
Invesco Office J-Reit, Inc., REIT	2,015	249,976
Japan Excellent, Inc.	258	283,874
Kenedix Retail REIT Corp., REIT	54	103,351
LaSalle Logiport REIT	246	382,964
Mitsubishi Estate Co., Ltd.	44,000	656,299
Mitsui Fudosan Logistics Park, Inc., REIT	76	363,119
Sankei Real Estate, Inc., REIT	80	72,366
Sumitomo Realty & Development Co., Ltd.	20,500	548,566
		4,357,187
MEXICO (1.7%)
Real Estate (1.7%)
Corp Inmobiliaria Vesta SAB de CV, REIT	64,980	104,984
Macquarie Mexico Real Estate Management SA de CV, REIT (a)	146,096	168,195
Prologis Property Mexico SA de CV, REIT	39,312	79,100
		352,279
NETHERLANDS (0.4%)
Real Estate (0.4%)
Unibail-Rodamco-Westfield	2,214	89,625
NORWAY (1.5%)
Real Estate (1.5%)
Entra ASA (a)	23,899	312,432
PHILIPPINES (1.2%)
Real Estate (1.2%)
Ayala Land, Inc.	279,392	190,200
Megaworld Corp. (b)	1,019,705	63,793
		253,993
SINGAPORE (5.8%)
Real Estate (5.8%)
AIMS APAC REIT	289,620	250,459
Ascendas Real Estate Investment Trust	207,500	437,850
Keppel DC REIT	132,900	282,175
Lendlease Global Commercial REIT	499,800	223,337
		1,193,821
SPAIN (2.0%)
Real Estate (2.0%)
Inmobiliaria Colonial Socimi SA, REIT	38,748	275,832
Merlin Properties Socimi SA	20,246	136,277
		412,109

See accompanying Notes to Financial Statements.

58	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWEDEN (3.8%)
Consumer Discretionary (0.7%)
Pandox AB (b)	15,009	$ 149,843
Real Estate (3.1%)
Catena AB	6,693	272,401
Fabege AB	14,578	184,075
Kungsleden AB	21,952	186,280
		642,756
		792,599
UNITED KINGDOM (7.5%)
Real Estate (7.5%)
Land Securities Group PLC	66,312	437,528
LondonMetric Property PLC, REIT	92,414	258,383
Segro PLC	72,092	842,373
South Asian Real Estate Pvt. Ltd. (a)(b)(c)(d)	2,000,000	2
		1,538,286
UNITED STATES (7.9%)
Real Estate (7.9%)
Alexandria Real Estate Equities, Inc.	1,775	268,948
Digital Realty Trust, Inc.	2,721	392,640
Equinix, Inc., REIT	650	475,306
Prologis, Inc., REIT	4,834	479,533
		1,616,427
Total Common Stocks		20,527,868

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (0.1%)
UNITED STATES (0.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (e)	19,302	$ 19,302
Total Short-Term Investment		19,302
Total Investments (Cost $33,029,873) (f)—99.8%		20,547,170
Other Assets in Excess of Liabilities—0.2%		43,855
Net Assets—100.0%		$20,591,025

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Fair Value is determined pursuant to procedures approved by the Fund's Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Annual Report	59

Aberdeen International Small Cap Fund (Unaudited)

Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 13.41% for the 12-month period ended October 31, 2020, versus the 0.07% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index (Net Dividends), during the same period.

International small-cap equities posted marginal gains amid market volatility over the 12-month period ended October 31, 2020. Early in the reporting period, trade tensions between the U.S. and China drove global equity markets, with the U.S. implementing punitive tariffs as leverage in renegotiations. Thereafter, the 2019 calendar year ended on a positive note as both countries seemingly set aside their differences and worked towards a preliminary trade agreement.

The start of 2020, however, brought fresh woes in the form of the COVID-19 pandemic, which spread rapidly from China to nearly all parts of the globe. This led many countries to shut their borders and impose lockdowns in an effort to limit contagion. As business activity ground to a halt, governments and central banks worldwide used fiscal and monetary tools in a bid to support flagging economic growth in their countries. U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package, while the Federal Reserve cut its benchmark interest rate to near 0% and revamped its approach to managing inflation, signaling low interest rates for a protracted period. Across the Atlantic, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond purchase program to mid-2021.

As COVID-19 infection rates ebbed in the summer of 2020, governments worldwide eased social-distancing measures, eager to allow their economies some respite. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

The Fund outperformed its benchmark, the MSCI All Country AC World ex USA Small Cap Index (Net Dividends), due mainly to positive stock selection in the UK, Japan and Israel.

Among individual stock contributors to Fund performance, shares of Switzerland-based medical device maker Tecan Group AG rose during the reporting period on strong earnings for the first half of its 2020 fiscal year due to robust demand for its laboratory testing equipment amid COVID-19. Israel-based garment-printing specialist Kornit Digital Ltd.'s stock price moved higher following a sharp recovery in demand for its products. Investors were also optimistic about the company's partnership with U.S.-based e-commerce giant Amazon.com Inc. (which the Fund did not hold as of the end of the reporting period), which is also one of Kornit Digital's major shareholders, extended an existing agreement to purchase US$400 million in digital-printing equipment over the next five years. Shares of Israeli pool-cleaning robot-maker Maytronics Ltd. advanced on the strength of its positive results for the second quarter of its 2020 fiscal year. The company's sales increased as people spent more time at home, which drove the need to service and maintain their pools. Sales of Maytronics' new line of robots also boosted its earnings.

Conversely, the Fund's holding in Thailand-based Tesco Lotus Retail Growth Freehold and Leasehold Property Fund weighed on performance for the reporting period. The hypermarket and mall operator's shares declined after its businesses were hit by the COVID-19-related lockdowns. However, we believe that the worst is over for the company, with foot traffic in its stores improving as the Thai government gradually ease social-distancing measures.

Shares of Mexican airport operator Grupo Aeroportuario del Sureste, S.A.B. de C.V. (Asur) moved lower over the reporting period as passenger traffic remained hampered by the COVID-19 pandemic. Nevertheless, we believe that Asur's healthy liquidity levels provide a competitive edge in the sector, allowing the company to position itself for an eventual recovery.

Indonesian property developer Pakuwon Jati's stock price fell on investors' expectations that a change in accounting standards from 2020 could weigh on its revenue. The company's shopping-mall revenues were also hampered after the Indonesian government reimposed movement restrictions due to resurgence in coronavirus infections. Nevertheless, we believe that Pakuwon Jati's sound balance sheet and diversified income base should help it ride out the crisis. In our opinion, the company may also benefit from attrition as relatively weaker property developers exit the market.

During the reporting period, we took advantage of market volatility to initiate holdings in several companies at what we believed were attractive valuations. These include: Nihon M&A Center Inc., a mergers-and-acquisitions brokerage in Japan with an established national network. In our view, the company should benefit from structural growth drivers as aging business owners look to sell their companies; Israel-based chip supplier Nova Measuring Instruments Ltd. as we believe that it is a high-quality business; Israeli-American garment-printing specialist Kornit Digital Ltd. due to our view that it has a long-term opportunity to take market share given its strong product line; Brazilian medical education group Afya S.A., which we believe is positioned to benefit from market consolidation; Indian contract researcher Syngene International Ltd., which in our judgment should continue to benefit from the growth in clinical trial outsourcing; and CTS Eventim AG & Co., Europe's leading live-entertainment ticketing platform, as we believe that its business is backed by a solid balance sheet and should return to normal once the pandemic passes.

To fund the initiations, we exited the Fund's positons in the following companies: Brazilian real estate firm Multiplan Empreendimentos Imobiliarios S.A. (Multiplan) and Brazilian dental benefits company Odontoprev S.A. to reduce the Fund's overall exposure to Latin America; Vietnam's Techcombank as foreign-ownership caps bar us from increasing our stake in the lender; and India-based consumer goods maker Jyothy Laboratories Ltd., lubricant producers Castrol India Ltd., and Germany-based Fuchs Petrolub SE, brewer Carlsberg Malaysia Bhd, as well as Brazilian port operator Wilson Sons Ltd., as we believed that there were better investment opportunities elsewhere. We also sold the Fund's shares in German eyewear

60	2020 Annual Report

Aberdeen International Small Cap Fund (Unaudited) (concluded)

company Fielmann AG as its market capitalization had grown to exceed the Fund's small-cap threshold; Swiss security group Dormakaba Holding AG as it has struggled to integrate recent acquisitions; Singapore's Raffles Medical Group Ltd., a healthcare services provider, as its ability to grow profits is hampered by the coronavirus outbreak, which will delay the completion of its Shanghai hospital; and Chilean wine-maker Vina Concha y Toro S.A. as the global wine industry has proven to be extremely competitive, especially in the mass-market segment.

The world remains in a state of uncertainty as the approaching winter in the Northern Hemisphere coincides with fresh waves of COVID-19 infections in Europe and the U.S. Many governments globally have reimposed social-distancing measures to contain the virus, delaying prospects for a full economic recovery from the pandemic, in our view. To compound the matter, relations between the U.S. and China continue to deteriorate, with the trajectory unlikely to be altered much by the recent U.S. elections, in our view. On a more positive note, we believe that the continued infusion of massive monetary and fiscal stimuli to economies worldwide should continue to support equity prices.

From a Fund perspective, we are giving serious consideration to two key aspects: how normalized earnings will look as we move forward in this crisis, and whether companies are well-positioned for a post-COVID-19 world. In such times of uncertainty, we believe that sound bottom-up analysis and stock-picking strategies are even more crucial. In our opinion, we have the advantage of a solid proprietary research platform, along with a well-resourced and experienced team that has navigated many past crises. Amid the current market volatility, we will continue to seek what we believe are good-quality companies at attractive valuations, while actively engaging with their management teams in an effort to ensure robust corporate governance and high standards of sustainability.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	61

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.02%	10.20%	8.56%
	w/SC2	6.54%	8.90%	7.92%
Class C	w/o SC	12.27%	9.46%	7.82%
	w/SC3	11.27%	9.46%	7.82%
Class R4	w/o SC	12.68%	9.85%	8.24%
Institutional Class[4]	w/o SC	13.41%	10.58%	8.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index (Net Dividends), MSCI ACWI ex-USA Small Cap Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Effective February 28, 2020, the MSCI All Country World ex-USA Small Cap Index (Net Dividends) replaced the MSCI All Country World ex-USA Small Cap Index (Gross Dividends) as the

Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject with respect to non-U.S. securities. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 4,231 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

62	2020 Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	97.6%
Short-Term Investment	2.2%
Other Assets in Excess of Liabilities	0.2%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Industrials	25.3%*
Health Care	21.5%
Information Technology	16.0%
Consumer Discretionary	14.2%
Consumer Staples	10.5%
Real Estate	4.0%
Financials	2.9%
Materials	2.2%
Communication Services	1.0%
Other	2.4%
100.0%

*	As of October 31, 2020, the Fund's holdings in the Industrials sector were allocated to eight industries: Commercial Services & Supplies (5.2%), Engineering & Construction (3.7%), Computers & Peripherals (3.3%), Metal Fabricate/Hardware (3.1%), Transportation (2.9%), Machinery-Diversified (2.9%), Aerospace & Defense (2.2%) and Electronics (2.0%).

Top Holdings*
Genus PLC	4.0%
Abcam PLC	3.4%
Tecan Group AG	3.4%
Kornit Digital Ltd.	3.3%
Dechra Pharmaceuticals PLC	3.3%
Dino Polska SA	3.1%
VAT Group AG	3.1%
Interparfums SA	3.0%
Nova Measuring Instruments Ltd.	3.0%
Afya Ltd., Class A	3.0%
Other	67.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	19.1%
Israel	13.6%
Japan	10.8%
Switzerland	6.5%
Australia	5.1%
India	4.9%
Brazil	4.5%
Germany	3.9%
Indonesia	3.2%
Poland	3.1%
Other	25.3%
100.0%

2020 Annual Report	63

Statement of Investments

October 31, 2020
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.6%)
AUSTRALIA (5.1%)
Consumer Discretionary (2.7%)
ARB Corp. Ltd.	173,900	$ 3,766,853
Information Technology (2.4%)
Altium Ltd.	127,500	3,346,514
		7,113,367
BRAZIL (4.5%)
Consumer Discretionary (4.5%)
Afya Ltd., Class A (a)	171,600	4,118,400
Arezzo Industria e Comercio SA	207,700	2,182,715
		6,301,115
CANADA (2.4%)
Industrials (2.4%)
Ritchie Bros Auctioneers, Inc.	55,600	3,370,304
CHILE (2.6%)
Consumer Staples (1.8%)
Embotelladora Andina SA	1,367,400	2,519,779
Real Estate (0.8%)
Parque Arauco SA	838,800	1,076,133
		3,595,912
DENMARK (2.6%)
Information Technology (2.6%)
SimCorp A/S	30,100	3,590,136
FRANCE (3.0%)
Consumer Staples (3.0%)
Interparfums SA (a)	92,609	4,211,819
GERMANY (3.9%)
Communication Services (1.0%)
CTS Eventim AG & Co. KGaA (a)	32,400	1,436,206
Financials (2.9%)
Hypoport SE (a)	7,600	3,979,243
		5,415,449
HONG KONG (2.9%)
Industrials (2.9%)
Kerry Logistics Network Ltd.	1,957,900	4,089,044
INDIA (4.9%)
Health Care (4.9%)
Sanofi India Ltd.	29,200	3,153,138
Syngene International Ltd. (a)(b)	513,200	3,693,556
		6,846,694
INDONESIA (3.2%)
Consumer Discretionary (1.8%)
Ace Hardware Indonesia Tbk PT	22,609,900	2,411,021

	Shares or Principal Amount	Value
Real Estate (1.4%)
Pakuwon Jati Tbk PT (a)	70,410,900	$ 1,968,367
		4,379,388
ISRAEL (13.6%)
Consumer Discretionary (2.9%)
Maytronics Ltd.	267,300	4,075,852
Industrials (3.3%)
Kornit Digital Ltd. (a)	68,400	4,604,688
Information Technology (7.4%)
CyberArk Software Ltd. (a)	35,800	3,549,570
NICE Ltd.(a)	11,400	2,592,691
Nova Measuring Instruments Ltd. (a)	74,300	4,133,309
		10,275,570
		18,956,110
ITALY (2.3%)
Consumer Discretionary (2.3%)
Brunello Cucinelli SpA (a)	104,400	3,134,738
JAPAN (10.8%)
Consumer Staples (2.6%)
Ain Holdings, Inc.	51,700	3,616,283
Health Care (2.5%)
Asahi Intecc Co. Ltd.	113,900	3,529,553
Industrials (5.7%)
Nabtesco Corp.	106,500	3,978,652
Nihon M&A Center, Inc.	66,900	3,928,471
		7,907,123
		15,052,959
MEXICO (1.6%)
Industrials (1.6%)
Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	189,700	2,200,758
NEW ZEALAND (2.1%)
Industrials (2.1%)
Auckland International Airport Ltd. (a)	644,700	2,982,303
POLAND (3.1%)
Consumer Staples (3.1%)
Dino Polska SA (a)(b)	77,600	4,266,403
SWITZERLAND (6.5%)
Health Care (3.4%)
Tecan Group AG	10,000	4,745,283
Industrials (3.1%)
VAT Group AG (a)(b)	22,700	4,258,858
		9,004,141

See accompanying Notes to Financial Statements.

64	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
TAIWAN (1.6%)
Information Technology (1.6%)
Globalwafers Co. Ltd.	151,000	$ 2,198,904
THAILAND (1.8%)
Real Estate (1.8%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	5,140,800	2,456,951
UNITED KINGDOM (19.1%)
Health Care (10.7%)
Abcam PLC	252,100	4,810,751
Dechra Pharmaceuticals PLC	101,200	4,578,057
Genus PLC	104,429	5,549,846
		14,938,654
Industrials (4.2%)
Rotork PLC	772,700	2,815,298
Ultra Electronics Holdings PLC	123,100	3,003,503
		5,818,801
Information Technology (2.0%)
AVEVA Group PLC	50,300	2,792,042
Materials (2.2%)
Croda International PLC	39,380	3,077,906
		26,627,403
Total Common Stocks		135,793,898

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (2.2%)
UNITED STATES (2.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (d)	3,057,324	$ 3,057,324
Total Short-Term Investment		3,057,324
Total Investments (Cost $110,142,297) (e)—99.8%		138,851,222
Other Assets in Excess of Liabilities—0.2%		242,476
Net Assets—100.0%		$139,093,698

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	As of October 31, 2020, security is a closed-end fund incorporated in Thailand.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2020 Annual Report	65

Aberdeen Realty Income & Growth Fund (Unaudited)

Aberdeen Realty Income & Growth Fund (Institutional Share Class net of fees) returned -17.85% for the 12-month period ended October 31, 2020, versus the 9.71% return of its primary benchmark, the U.S> broader-market S&P 500 Index, and the -21.01% return of the Morgan Stanley Capital International (MSCI) US REIT Index during the same period.

The U.S. real estate investment trust (REIT) market, as measured by the MSCI US REIT Index, modestly outperformed the international REIT market, as represented by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global-ex US Real Estate Index,* but significantly underperformed the S&P 500 Index, a broader U.S. equity market benchmark, over the reporting period. Through the middle of February 2020, the U.S. REIT market posted strong returns on investors' hopes of continued economic prosperity and accommodative capital markets providing ample liquidity for expansion. However, the unprecedented coronavirus (COVID-19) pandemic, which reached the U.S. in late February 2020, led to a dramatic market sell-off that erased these gains. As uncertainty and fear spread, particularly around the likelihood of rent collections in sectors that were hardest hit by the economic lockdowns put in place to attempt to control spread of COVID-19, market performance suffered. The combination of fiscal stimulus from the federal government, accommodative monetary policy in the form of both liquidity injections and U.S. Federal Reserve promises to keep interest rates extremely low, even if inflation began to, and the reopening of the economy as the first wave of COVID-19 crested, led to a sharp rebound in REIT share prices in the late spring. After this partial recovery in share prices, the REIT market became relatively range bound throughout the summer and early fall, with uncertainty about the economic outlook and demand for space into 2021 becoming the predominant driver of performance.

During the reporting period, an overweight allocation relative to the benchmark MSCI US REIT Index to the industrials sector, along with strong stock selection within this sector, benefited the Fund's relative performance. Fund performance was bolstered by overweight positions in Prologis, Inc. and Duke Realty Corp., large industrial REITs, which benefited from strong demand for space stemming from the growth of e-commerce. Fund performance also was bolstered by overweight allocations to the data-center sector, and underweight allocations to the retail and apartment sectors. The Fund had long held these allocations in the industrial, data-center and retail sectors, due to our belief that e-commerce, mobile communication and use of cloud computing would continue to attract greater demand in order to meet the shift in consumer patterns and lifestyle choices. The outbreak of COVID-19 and subsequent social-distancing policies accelerated several of these trends, thereby benefiting Fund performance. The underweight allocation to the apartment sector was a newer position in the Fund, taken as the pandemic intensified, due to a belief that renters would look to leave their dense urban apartments in favor of houses in the suburbs where they could have more space. The largest individual contributor to Fund performance was an underweight position in apartment REIT Equity Residential. The company's large, dense urban high-rise portfolio was hit particularly hard by residents moving out and the need to introduce significant concessions and rent reductions. Elsewhere, the Fund's holding in global data-center REIT Equinix Inc. also contributed to performance.

Conversely, stock selection in the healthcare sector and an underweight position in the self-storage sector were the largest detractors from the Fund's relative performance for the reporting period. Concerns about the impact of COVID-19 on demand for senior housing drove the underperformance in Fund holdings Welltower, a senior-living-focused REIT, and Ventas, a healthcare REIT. The pandemic and the subsequent economic disruption created increased demand for storage space, driven by some younger urban dwellers moving furnishings into storage as they gave up high-cost apartments and moved back in with their families due to work-from-home orders from their employers. This more than offset our concerns that new supply that was expected to deliver in 2020, but was subsequently delayed due to pandemic-related construction disruptions, would weigh on rental rates and therefore income growth. In our view, the eventual introduction of a COVID-19 vaccine will allow a healing process to begin in the global economy. Nonetheless, we believe that there likely will be several months between vaccine development and widespread distribution, during which time economic activity will likely be curtailed, particularly for segments that rely on personal interactions. What's more, due to the uncertainty surrounding the timing of the recovery and how many of the changes in consumer behaviors will remain in place going forward, we expect many tenants to be reluctant to commit to longer-term leases, particularly in the retail and office sectors. Therefore, we remain pessimistic about the outlook for these sectors, despite what appear to be attractive valuations when compared to pre-pandemic levels. The segments of the real estate market that we favor – the industrials and technology infrastructure sectors – have been resilient on a relative basis and we anticipate that this will continue. In the current and forecasted low-yielding environment, despite the COVID-19 disruption, we believe that real estate should remain in demand as a result of the higher relative yields offered by the asset class.

While economic uncertainty remains high, we believe that it is prudent to take more of a barbell approach to portfolio construction at the current time. As such, we continue to pursue what we believe is sustainable income in our target markets, but to increase risk tolerance slowly where we see value opportunities that could be quickly realized as fears from coronavirus subside. To this extent, we maintain the Fund's focus on companies that, in our view, benefit from strong real estate fundamentals and long-term trends that appear likely to be reinforced in the current environment. In our opinion, rental resilience and balance-sheet strength are likely to remain important drivers of performance, positioning companies to preserve shareholder value, but also giving them the capacity to take advantage of opportunities that emerge. However, we also anticipate that the economic down-cycle should create opportunities to invest

*	The FTSE EPRA/NAREIT Global-ex US Real Estate Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

66	2020 Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

in fundamentally sound, high- quality businesses in more cyclical subsectors, and will seek to take advantage of these opportunities to benefit from the economic recovery.

Portfolio Management:

Global Real Estate Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investments in REITs and real estate securities involve the risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	67

Aberdeen Realty Income & Growth Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5Yr.	10Yr.
Class A	w/o SC	(18.12%)	3.09%	N.A.
	w/SC2	(22.84%)	1.88%	N.A.
Institutional Class[3]	w/o SC	(17.85%)	3.35%	7.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Realty Income & Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 141 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company's dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

68	2020 Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	99.8%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(2.4%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Sub-Industries	As a Percentage of Net Assets
Specialized REITs	30.3%
Residential REITs	17.3%
Industrial REITs	16.8%
Retail REITs	10.0%
Office REITs	8.1%
Health Care REITs	7.5%
Hotel & Resort REITs	6.2%
Diversified REITs	3.6%
Other	0.2%
100.0%

Top Holdings*
Prologis, Inc., REIT	9.7%
Equinix, Inc., REIT	8.9%
Public Storage	6.1%
Digital Realty Trust, Inc., REIT	5.3%
Welltower, Inc.	4.1%
Alexandria Real Estate Equities, Inc.	4.0%
Realty Income Corp., REIT	3.9%
Extra Space Storage, Inc., REIT	3.9%
Duke Realty Corp.	3.6%
Mid-America Apartment Communities, Inc., REIT	3.3%
Other	47.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	102.4%
Other	(2.4%)
100.0%

2020 Annual Report	69

Statement of Investments

October 31, 2020
Aberdeen Realty Income & Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.8%)
UNITED STATES (99.8%)
Diversified REITs (3.6%)
STORE Capital Corp.	35,671	$ 916,745
VEREIT, Inc.	130,566	809,509
		1,726,254
Health Care REITs (7.5%)
Medical Properties Trust, Inc.	48,712	868,048
Omega Healthcare Investors, Inc.	26,695	769,083
Welltower, Inc.	37,196	2,000,029
		3,637,160
Hotel & Resort REITs (6.2%)
DiamondRock Hospitality Co.	80,742	398,865
Host Hotels & Resorts, Inc.	86,723	908,857
MGM Growth Properties LLC	44,030	1,164,594
Sunstone Hotel Investors, Inc.	68,945	511,572
		2,983,888
Industrial REITs (16.8%)
Americold Realty Trust	21,703	786,300
Duke Realty Corp.	45,197	1,717,034
Prologis, Inc.	46,938	4,656,249
STAG Industrial, Inc.	29,868	929,492
		8,089,075
Office REITs (8.1%)
Alexandria Real Estate Equities, Inc.	12,798	1,939,153
Brandywine Realty Trust	38,073	333,519
Cousins Properties, Inc.	19,562	498,440
Douglas Emmett, Inc.	7,675	181,130
Highwoods Properties, Inc.	16,288	484,894
Hudson Pacific Properties, Inc.	11,105	213,882
Vornado Realty Trust	8,931	274,450
		3,925,468
Residential REITs (17.3%)
American Homes 4 Rent	38,459	1,087,236
AvalonBay Communities, Inc.	7,070	983,649
Equity LifeStyle Properties, Inc.	20,061	1,187,410
Essex Property Trust, Inc.	3,181	650,801
Invitation Homes, Inc.	57,350	1,563,361
Mid-America Apartment Communities, Inc.	13,790	1,608,328
Sun Communities, Inc.	9,182	1,263,719
		8,344,504

	Shares or Principal Amount	Value
Retail REITs (10.0%)
Agree Realty Corp.	11,492	$ 713,309
Brixmor Property Group, Inc.	48,491	531,461
Kimco Realty Corp.	49,672	509,635
National Retail Properties, Inc.	22,538	721,441
Realty Income Corp.	32,220	1,864,249
Simon Property Group, Inc.	7,557	474,655
		4,814,750
Specialized REITs (30.3%)
American Tower Corp.	4,471	1,026,765
Digital Realty Trust, Inc.	17,729	2,558,295
Equinix, Inc., REIT	5,846	4,274,829
Extra Space Storage, Inc.	16,044	1,860,302
Gaming and Leisure Properties, Inc.	28,851	1,048,734
Public Storage	12,904	2,955,919
Sabra Health Care REIT, Inc.	29,012	381,798
SBA Communications Corp.	1,745	506,695
		14,613,337
		48,134,436
Total Common Stocks		48,134,436
SHORT-TERM INVESTMENT (2.6%)
UNITED STATES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (a)	1,249,869	1,249,869
Total Short-Term Investment		1,249,869
Total Investments (Cost $39,729,383) (b)—102.4%		49,384,305
Liabilities in Excess of Other Assets—(2.4)%		(1,178,958)
Net Assets—100.0%		$48,205,347

(a)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

70	2020 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 18.27% for the 12-month period ended October 31, 2020, versus the 4.12% return of its benchmark, the Russell Midcap Index, during the same period.

Equity markets worldwide experienced significant bouts of volatility over the 12-month period ended October 31, 2020, prompted by investors' fears surrounding the impact of the worldwide spread of the COVID-19 pandemic on the global economy and, later in the period, uncertainty regarding the U.S. presidential election. Shares of U.S. mid-cap companies, as measured by the Russell Midcap Index,1 returned 4.12% for the reporting period, trailing the 9.71% return of their large-cap counterparts, as represented by the U.S. broader-market S&P 500 Index,2 but outperforming the -0.14% return of U.S. small-cap stocks, as measured by the Russell 2000 Index.3 The healthcare, information technology and materials sectors were the strongest performers within the Russell Midcap Index for the reporting period. The energy, communication services and financials sectors recorded double-digit losses and were the primary market laggards for the period.

On the monetary policy front, the U.S. Federal Reserve (Fed) implemented two separate emergency interest-rate cuts totalling 150 basis points (bps) to a range of 0% to 0.25% on March 3 and 15, 2020, in response to the COVID-19-induced market carnage. In its statement announcing the rate cut, the central bank commented: "The coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including the United States. Global financial conditions have also been significantly affected." The Fed maintained its benchmark rate through the remainder of the reporting period. In its statement issued following its meeting in mid-September 2020, the Federal Open Market Committee commented: "The path of the economy will depend significantly on the course of the virus." The Fed's projections accompanying its monetary policy statement indicated that it anticipates maintaining the federal funds rate near 0% at least through the end of 2023.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy among the healthy pre-pandemic picture, an abruptly stalled economy under "lockdown," and a subsequent upturn in the summer and early fall of 2020. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.4 The economy subsequently expanded by 33.1% in the third quarter of 2020, attributable largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic. There were notable increases in consumer spending, private inventory investment and exports. These positive contributors to GDP offset reductions in federal government spending – reflecting reduced fees paid to administer the Paycheck

Protection Program loans under the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was enacted in late March of 2020 – and state and local government spending.

Prior to the pandemic, U.S. non-farm payrolls rose by an average of 228,000 for the first four months of the reporting period.5 However, the COVID-19-induced lockdowns resulted in the loss of roughly 19.4 million jobs between February and May 2020, and the unemployment rate rose from a record low of 3.5% in February to an all-time high of 14.7% in April. As expected, the leisure and hospitality industry saw the largest decline in employment due to the lockdowns. The U.S. economy subsequently recovered approximately 9.3 million jobs between May and October, and the unemployment rate concurrently fell to 6.9%.

The U.S. Consumer Price Index6 (CPI) was flat in October 2020 and rose 1.2% over the previous 12-month period.7 However, the core CPI, which excludes the impact of energy prices, was up 1.6% for the 12-month period ended October 31, 2020, attributable mainly to increases in medical services and housing costs.

The Fund's significant outperformance relative to its benchmark, the Russell Midcap Index, for the reporting period was due largely to both stock selection and an underweight position relative to the benchmark in the financials sector, stock selection and an overweight position in the consumer discretionary sector, as well the lack of exposure to the energy sector. The main contributors to Fund performance included specialty biopharmaceutical firm Horizon Therapeutics plc; EPAM Systems Inc' a provider of digital platform engineering and software development services; and membership-only warehouse operator BJ's Wholesale Club Holdings Inc.

Horizon Therapeutics plc successfully launched Tepezza, its thyroid eye disease drug, despite the COVID-19 lockdown and significantly raised its full-year 2020 product guidance expectations. EPAM Systems Inc. reported positive results over the reporting period, benefiting from an improving demand environment and the ongoing expansion of its business capabilities. BJ's Wholesale Club Holdings Inc. saw healthy year-over-year revenue and earnings growth for the first two quarters of its 2020 fiscal year. The company's results were bolstered by notable strength in same-store sales and membership fee income.

In contrast, an underweight allocation relative to the benchmark in the consumer discretionary sector and stock selection in the healthcare sector weighed on Fund performance for the reporting period. The largest individual stock detractors were derivatives exchange operator CBOE Global Markets Inc.; Mercury Systems Inc., a manufacturer of electronic components for aerospace and defense applications; and regional utility company FirstEnergy Corp.

CBOE Global Markets was hampered by weak trading and clearing volumes across its flagship CBOE Volatility Index (VIX)8 and S&P 500 Index products, and also from the pricing pressure from new entrants

1	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
2	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
4	Source: U.S. Department of Commerce, October 2020
5	Source: U.S. Department of Labor, November 2020
6	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
7	Source: U.S. Department of Labor, November 2020
8	The CBOE Volatility Index (VIX) tracks the market's expectations of volatility over a rolling 30-day period.

2020 Annual Report	71

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

in cash equities trading. The company focused on cost-management and on expanding into new markets and new products via several acquisitions, which we believe should fuel future growth. We maintain our positive view of CBOE's cash-generative business and the company's current valuation following the weak share-price performance over the reporting period. However, we are carefully monitoring the company's execution on the new initiatives, which in our view are key to reviving its earnings-per-share (EPS) growth and improve its valuation. Mercury Systems Inc. saw healthy year-over-year revenue and earnings growth for the first quarter of its 2021 fiscal year. However, the stock price declined as the company's earnings guidance for the full 2021 fiscal year did not meet investors' expectations. FirstEnergy Corp.'s former merchant power subsidiary, FirstEnergy Solutions, was named in a public investigation involving alleged bribery and racketeering. Potential financial penalties and investors' concerns about corporate governance caused the stock price to decline over the reporting period.

Regarding portfolio activity during the reporting period, we initiated holdings in educational textbook rental services provider Chegg Inc.; cyber security company CyberArk Software Ltd.; First Energy Corp., an Ohio-based electric utility company; biopharmaceutical firm Horizon Therapeutics plc; Mercury Systems, a manufacturer of electronic components for aerospace and defense applications; West Pharmaceutical Services Inc., a manufacturer of injectable pharmaceutical packaging and delivery systems; Terreno Realty Corp., an industrial real estate-focused real estate investment trust (REIT); enterprise software company Blackline Inc.; waste management services provider Casella Waste Systems Inc.; biopharmaceutical firm ICON plc; swimming pool supplies distributor Pool Corp.; internet services provider Cogent Communications Holdings Inc..; alternative investment management firm Hamilton Lane Inc.; and trucking company Saia Inc.

Conversely, we exited the Fund's positions in logistics and supply chain management services provider C.H. Robinson Worldwide Inc.; oilfield services company Core Laboratories N.V.; global professional services firm Genpact Ltd.; medical technology company Hologic Inc.; flavors and fragrances maker International Flavors & Fragrances Inc.; commercial bank M&T Bank Corp.; A.O. Smith Corp., a manufacturer of commercial and residential water heaters; regional utility company CME Energy Corp.; luxury goods retailer Tiffany & Co.; internet security services provider Akamai Technologies, Inc.; data center-focused REIT QTS Realty Trust Inc.; IT services provider CDW Corp.; FLIR Systems Inc., a designer and manufacturer of thermal imaging infrared cameras; credit reporting services provider Fair Isaac Corp.; waste management services provider Waste Connections Inc.; regional utility company FirstEnergy Corp.; contract research organization PRA Health Sciences Inc.; semiconductor manufacturer Maxim Integrated Products Inc.; and fast-food restaurant chain operator Dunkin Brands.

The economy continues to heal from an acute depression caused by the COVID-19 pandemic, in keeping with the global progress to learn more about the pathology of the virus and, through "trial and error," which measures to adapt and counteract potential case spikes. Coordinated efforts to balance the control of the virus spread with sensible economic reopenings will be more crucial to the stability of markets, in our view. And we think that the development of effective and safe vaccines and effective therapeutics, along with a federally coordinated plan to distribute them, will have a positive effect on the markets. However, in our view, the current progress to date appears to suggest that these outcomes are more likely in 2021. As we navigate towards the end of 2020, we maintain a positive view on U.S. equities despite contending with higher market levels and narrow market leadership. This positive view comes with the caveat that we also feel that upside risks will be more limited going forward, as much of the expected improvement has been priced into the markets. Nonetheless, 2020 has been the "year of the unexpected." While we are confident that we have taken stock of all the important variables, we remain "on our toes," taking deep breaths and crossing our fingers heading into the final months of this year and into 2021.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

72	2020 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)		1 Yr.	Inception[1]
Class A	w/o SC	18.00%	14.61%
	w/SC2	11.24%	13.16%
Class C	w/o SC	17.09%	13.74%
	w/SC3	16.09%	13.74%
Class R4	w/o SC	17.69%	14.31%
Institutional Service Class[4]	w/o SC	18.27%	14.89%
Institutional Class[4]	w/o SC	18.27%	14.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell

Midcap® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	73

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	100.5%
Short-Term Investment	0.8%
Liabilities in Excess of Other Assets	(1.3%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Information Technology	27.1%*
Industrials	18.0%
Health Care	12.9%
Financials	12.1%
Consumer Discretionary	10.0%
Real Estate	5.7%
Materials	5.3%
Communication Services	5.0%
Consumer Staples	2.2%
Utilities	2.2%
Other	(0.5%)
100.0%

*	As of October 31, 2020, the Fund's holdings in the Information Technology sector were allocated to six industries: Software (9.5%) Computers & Peripherals (5.1%) Commercial Services & Supplies (3.8%) Diversified Telecommunication Services (3.2%) Electronics (3.1%) and Semiconductors (2.4%).

Top Holdings*
Tetra Tech, Inc.	3.5%
TMX Group Ltd.	3.2%
NICE Ltd., ADR	3.2%
Horizon Therapeutics PLC	3.2%
EPAM Systems, Inc.	3.1%
Itron, Inc.	3.1%
SVB Financial Group	3.1%
Globus Medical, Inc., Class A	3.0%
Pegasystems, Inc.	2.9%
Burlington Stores, Inc.	2.9%
Other	68.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	85.8%
Canada	8.4%
Israel	5.1%
Ireland	2.0%
Other	(1.3%)
100.0%

74	2020 Annual Report

Statement of Investments

October 31, 2020
Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.5%)
CANADA (8.4%)
Financials (3.2%)
TMX Group Ltd.	716	$69,574
Industrials (2.5%)
Ritchie Bros Auctioneers, Inc.	882	53,476
Materials (2.7%)
CCL Industries, Inc., Class B	1,538	58,643
		181,693
IRELAND (2.0%)
Health Care (2.0%)
ICON PLC (a)	243	43,813
ISRAEL (5.1%)
Information Technology (5.1%)
CyberArk Software Ltd. (a)	418	41,445
NICE Ltd., ADR (a)	302	68,934
		110,379
UNITED STATES (85.0%)
Communication Services (5.0%)
Cable One, Inc.	33	57,151
Cogent Communications Holdings, Inc.	911	50,834
		107,985
Consumer Discretionary (10.0%)
Burlington Stores, Inc. (a)	321	62,139
Chegg, Inc. (a)	635	46,635
Pool Corp.	133	46,527
Service Corp. International	1,325	61,361
		216,662
Consumer Staples (2.2%)
BJ's Wholesale Club Holdings, Inc. (a)	1,241	47,518
Financials (8.9%)
Cboe Global Markets, Inc.	713	57,960
First Republic Bank	336	42,383
Hamilton Lane, Inc., Class A	357	24,883
SVB Financial Group (a)	231	67,151
		192,377
Health Care (10.9%)
Globus Medical, Inc., Class A (a)	1,236	64,420
Horizon Therapeutics PLC (a)	917	68,711
Teleflex, Inc.	178	56,645
West Pharmaceutical Services, Inc.	173	47,068
		236,844

	Shares or Principal Amount	Value
Industrials (15.5%)
Allegion PLC	433	$42,650
Casella Waste Systems, Inc., Class A (a)	770	41,572
Kansas City Southern	319	56,189
Mercury Systems, Inc. (a)	742	51,109
Saia, Inc. (a)	254	37,506
Tetra Tech, Inc.	760	76,692
Verisk Analytics, Inc.	175	31,145
		336,863
Information Technology (22.0%)
Akamai Technologies, Inc. (a)	364	34,624
Blackline, Inc. (a)	601	58,706
Envestnet, Inc. (a)	665	51,032
EPAM Systems, Inc. (a)	222	68,587
Evo Payments, Inc., Class A (a)	1,916	40,370
Itron, Inc. (a)	994	67,542
Marvell Technology Group Ltd.	1,385	51,951
Paylocity Holding Corp. (a)	227	42,113
Pegasystems, Inc.	537	62,228
		477,153
Materials (2.6%)
Axalta Coating Systems Ltd. (a)	2,283	57,326
Real Estate (5.7%)
Alexandria Real Estate Equities, Inc.	251	38,031
QTS Realty Trust, Inc., Class A, REIT	866	53,268
Terreno Realty Corp., REIT	589	33,149
		124,448
Utilities (2.2%)
American Water Works Co., Inc.	310	46,658
		1,843,834
Total Common Stocks		2,179,719
SHORT-TERM INVESTMENT (0.8%)
UNITED STATES (0.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (b)	18,224	18,224
Total Short-Term Investment		18,224
Total Investments (Cost $1,719,758) (c)—101.3%		2,197,943
Liabilities in Excess of Other Assets—(1.3)%		(29,153)
Net Assets—100.0%		$2,168,790

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Annual Report	75

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Aberdeen U.S. Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 17.89% for the 12-month period ended October 31, 2020, versus the 10.15% return of its benchmark, the Russell 3000 Index, during the same period.

Equity markets worldwide experienced significant bouts of volatility over the 12-month period ended October 31, 2020, prompted by investors' fears surrounding the impact of the global spread of the COVID-19 pandemic on the global economy and, later in the period, uncertainty regarding the U.S. presidential election. Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,1 returned 9.71% for the reporting period, significantly outperforming the 4.12% and -0.14% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap Index2 and Russell 2000 Index,3 respectively. The information technology, consumer discretionary and communication services sectors led the rally in the Russell 3000 Index for the reporting period, garnering double-digit returns. Conversely, the energy, real estate and financials sectors saw double-digit losses and were the primary market laggards.

On the monetary policy front, the U.S. Federal Reserve (Fed) implemented two separate emergency interest-rate cuts totaling 150 basis points (bps) to a range of 0% to 0.25% on March 3 and 15, 2020, in response to the COVID-19-induced market carnage. In its statement announcing the rate cut, the central bank commented: "The coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including the United States. Global financial conditions have also been significantly affected." The Fed maintained its benchmark rate through the remainder of the reporting period. In its statement issued following its meeting in mid-September 2020, the Federal Open Market Committee commented: "The path of the economy will depend significantly on the course of the virus." The Fed's projections accompanying its monetary policy statement indicated that it anticipates maintaining the federal funds rate near 0% at least through the end of 2023.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy among the healthy pre-pandemic picture, an abruptly stalled economy under "lockdown," and a subsequent upturn in the summer and early fall of 2020. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.4 The economy subsequently expanded by 33.1% in the third quarter of 2020, attributable largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic. There were notable increases in consumer spending, private inventory investment and exports. These positive contributors to GDP offset reductions in federal government spending – reflecting reduced fees paid to administer the Paycheck Protection Program loans under the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was enacted in late March of 2020 – and state and local government spending.

Prior to the pandemic, U.S. non-farm payrolls rose by an average of 228,000 for the first four months of the reporting period.5 However, the COVID-19-induced lockdowns resulted in the loss of roughly 19.4 million jobs between February and May 2020, and the unemployment rate rose from a record low of 3.5% in February to an all-time high of 14.7% in April. As expected, the leisure and hospitality industry saw the largest decline in employment due to the lockdowns. The U.S. economy subsequently recovered approximately 9.3 million jobs between May and October, and the unemployment rate concurrently fell to 6.9%.

The U.S. Consumer Price Index6 (CPI) was flat in October 2020 and rose 1.2% over the previous 12-month period.7 However, the core CPI, which excludes the impact of energy prices, was up 1.6% for the 12-month period ended October 31, 2020, attributable mainly to increases in medical services and housing costs.

The Fund's outperformance relative to its benchmark, the Russell 3000 Index, for the reporting period was attributable to stock selection across several sectors, particularly industrials and consumer staples, as well as both stock selection and an underweight allocation to real estate. The largest contributors to Fund performance among individual holdings were specialty biopharmaceutical firm Horizon Therapeutics plc; payroll and human capital management software developer Paylocity Holding Corp.; and membership-only warehouse operator BJ's Wholesale Club Holdings Inc.

Horizon Therapeutics plc successfully launched Tepezza, its thyroid eye disease drug, despite the COVID-19-induced lockdown and significantly raised its full-year 2020 product guidance expectations. We subsequently exited the position in the company as it exceeded the portfolio's market-cap parameters. The Fund held a position in Paylocity Holding Corp. given its consistent market share gains from legacy competitors that enabled the company to achieve strong revenue growth at increasing operating margins. We exited the Fund's position in the company in July 2020, as its market capitalization exceeded the Fund's small-cap parameters. BJ's Wholesale Club Holdings Inc. saw healthy year-over-year revenue and earnings growth for the first two quarters of its 2020 fiscal year. The company's results were bolstered by notable strength in same-store sales and membership fee income.

Fund performance for the reporting period was hampered mainly by underweight positions relative to the benchmark in the information technology and consumer discretionary sectors, along with stock

1	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid?cap stocks.
3	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
4	Source: U.S. Department of Commerce, October 2020
5	Source: U.S. Department of Labor, November 2020
6	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
7	Source: U.S. Department of Labor, November 2020

76	2020 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

selection in the communication services sector. The most notable individual stock detractors from Fund performance included the lack of exposure to technology giant Apple Inc., as well as holdings in oil and gas company EOG Resources Inc. and diversified financial services company Citigroup Inc.

While we acknowledge Apple Inc.'s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. Shares of EOG Resources Inc. moved lower as the oil price fell sharply in March 2020 due to declining demand and potentially increasing supply amid a price war among the Organization of the Petroleum Exporting Countries (OPEC) members. We subsequently exited the Fund's position in the company in March 2020. Citigroup Inc.'s stock price declined on news that U.S. regulators are likely to issue a consent order requiring the company to address shortcomings in its risk systems to better detect problematic transactions and risky trades. In our view, the regulatory inquiry has likely accelerated the retirement timeline for CEO Michael Corbat, who will be succeeded by Jane Fraser – the first female CEO to lead a major U.S. bank.

Regarding portfolio activity over the reporting period, we initiated holdings in diversified financial services companies American Express Co. and Citigroup Inc.; Air Products and Chemicals Inc., a supplier of industrial gases; Paylocity Holding Corp., a developer of payroll and human capital management software; diversified media company The Walt Disney Co.; industrial manufacturing company Trane Technologies plc; diversified financial services company Goldman Sachs Group Inc.; integrated solid waste management services company Waste Connections Inc.; telecommunications company Charter Communications Inc.; and defense contractor L3Harris Technologies Inc.

Conversely, we exited the Fund's positions in oil and gas company ConocoPhillips; financial services company First Republic Bank; Manhattan Associates Inc., a developer of supply chain and logistics software; semiconductor manufacturer Texas Instruments Inc.; luxury goods retailer Tiffany & Co.; transportation and logistics company United Parcel Service Inc.; Canada-based convenience-store chain operator Alimentation Couche-Tard Inc.; diversified financial services company Charles Schwab Corp.; diversified media company Comcast Corp.; and contract research organization PRA Health Sciences Inc.

The economy continues to heal from an acute depression caused by the COVID-19 pandemic, in keeping with the global progress to learn more about the pathology of the virus and, through "trial and error," which measures to adapt and counteract potential case spikes. Coordinated efforts to balance the control of the virus spread with sensible economic reopenings will be more crucial to the stability of markets, in our view. And we think that the development of effective and safe vaccines and effective therapeutics, along with a federally coordinated plan to distribute them, will have a positive effect on the markets. However, in our view, the current progress to date appears to suggest that these outcomes are more likely in 2021. As we navigate towards the end of 2020, we maintain a positive view on U.S. equities despite contending with higher market levels and narrow market leadership. This positive view comes with the caveat that we also feel that upside risks will be more limited going forward, as much of the expected improvement has been priced into the markets. Nonetheless, 2020 has been the "year of the unexpected." While we are confident that we have taken stock of all the important variables, we remain "on our toes," taking deep breaths and crossing our fingers heading into the final months of this year and into 2021.

Effective December 1, 2020, the Aberdeen U.S. Multi-Cap Equity Fund changed its name to Aberdeen U.S. Sustainable Leaders Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of U.S. companies that the Adviser deems to have sound or improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities in accordance with the Adviser's criteria.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	77

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	17.50%	12.78%	11.38%
	w/SC2	10.74%	11.46%	10.72%
Class C	w/o SC	16.71%	11.99%	10.59%
	w/SC3	15.71%	11.99%	10.59%
Institutional Service Class[4,5]	w/o SC	17.79%	13.04%	11.63%
Institutional Class[4]	w/o SC	17.89%	13.14%	11.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund's prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

78	2020 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	96.9%
Short-Term Investment	3.2%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Information Technology	23.9%
Industrials	17.7%
Financials	12.5%
Health Care	11.9%
Consumer Discretionary	9.9%
Communication Services	9.9%
Materials	3.7%
Utilities	3.2%
Consumer Staples	2.1%
Real Estate	2.1%
Other	3.1%
100.0%

Top Holdings*
Microsoft Corp.	8.3%
Amazon.com, Inc.	5.5%
Alphabet, Inc., Class A	5.5%
Visa, Inc., Class A	3.3%
CSX Corp.	3.2%
NICE Ltd., ADR	3.2%
NextEra Energy, Inc.	3.1%
TMX Group Ltd.	2.9%
Pegasystems, Inc.	2.8%
Fidelity National Information Services, Inc.	2.7%
Other	59.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	91.5%
Canada	5.4%
Israel	3.2%
Other	(0.1%)
100.0%

2020 Annual Report	79

Statement of Investments

October 31, 2020
Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.9%)
CANADA (5.4%)
Financials (2.9%)
TMX Group Ltd.	118,929	$ 11,556,368
Industrials (2.5%)
Ritchie Bros Auctioneers, Inc.	166,638	10,103,262
		21,659,630
ISRAEL (3.2%)
Information Technology (3.2%)
NICE Ltd., ADR (a)	55,826	12,742,843
UNITED STATES (88.3%)
Communication Services (9.9%)
Alphabet, Inc., Class A (a)	13,555	21,906,371
Charter Communications, Inc., Class A (a)	13,201	7,971,028
Walt Disney Co.	78,606	9,530,977
		39,408,376
Consumer Discretionary (9.9%)
Amazon.com, Inc. (a)	7,248	22,006,015
Burlington Stores, Inc. (a)	39,843	7,712,808
Service Corp. International	213,905	9,905,941
		39,624,764
Consumer Staples (2.1%)
BJ's Wholesale Club Holdings, Inc. (a)	223,157	8,544,681
Financials (9.6%)
American Express Co.	73,949	6,747,107
Citigroup, Inc.	190,491	7,890,137
Glacier Bancorp, Inc. (b)	165,656	5,930,485
Goldman Sachs Group, Inc. (The)	51,615	9,757,299
Intercontinental Exchange, Inc.	84,260	7,954,144
		38,279,172
Health Care (11.9%)
Baxter International, Inc.	114,898	8,912,638
Boston Scientific Corp. (a)	271,086	9,290,117
Globus Medical, Inc., Class A (a)	181,342	9,451,545
Horizon Therapeutics PLC (a)	143,647	10,763,470
UnitedHealth Group, Inc.	29,885	9,119,109
		47,536,879
Industrials (15.2%)
CSX Corp.	162,389	12,818,988
IHS Markit Ltd.	127,601	10,319,093
L3Harris Technologies, Inc.	44,159	7,114,456
Tetra Tech, Inc.	96,302	9,717,835
Trane Technologies PLC	76,072	10,098,558
Waste Connections, Inc.	105,219	10,429,499
		60,498,429

	Shares or Principal Amount	Value
Information Technology (20.7%)
Adobe, Inc. (a)	16,900	$ 7,555,990
Akamai Technologies, Inc. (a)	73,647	7,005,303
Fidelity National Information Services, Inc.	86,420	10,767,068
Microsoft Corp.	163,915	33,187,870
Pegasystems, Inc.	96,122	11,138,617
Visa, Inc., Class A	71,750	13,037,692
		82,692,540
Materials (3.7%)
Air Products and Chemicals, Inc.	28,647	7,913,447
Ecolab, Inc.	37,279	6,844,052
		14,757,499
Real Estate (2.1%)
American Tower Corp., REIT	35,509	8,154,642
Utilities (3.2%)
NextEra Energy, Inc.	171,256	12,537,652
		352,034,634
Total Common Stocks		386,437,107
SHORT-TERM INVESTMENT (3.2%)
UNITED STATES (3.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	12,730,716	12,730,716
Total Short-Term Investment		12,730,716
Total Investments (Cost $309,526,403) (d)—100.1%		399,167,823
Liabilities in Excess of Other Assets—(0.1)%		(453,863)
Net Assets—100.0%		$398,713,960

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $375,900. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR     American Depositary Receipt

PLC     Public Limited Company

REIT    Real Estate Investment Trust

See accompanying Notes to Financial Statements.

80	2020 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 9.37% for the 12-month period ended October 31, 2020, versus the -0.14% return of its benchmark, the Russell 2000 Index, during the same period.

Equity markets worldwide experienced significant bouts of volatility over the 12-month period ended October 31, 2020, prompted by investors' fears surrounding the impact of the worldwide spread of the COVID-19 pandemic on the global economy and, later in the period, uncertainty regarding the U.S. presidential election. Shares of U.S. small-cap companies, as represented by the Russell 2000 Index, returned -0.14% for the reporting period, significantly underperforming the 9.71% return of their large-cap counterparts, as measured by the U.S. broader-market S&P 500 Index.1 There was sharp divergence in the performance of small-cap growth and value stocks. Shares of U.S. small-cap growth companies, as measured by the Russell 2000 Growth Index,2 returned 13.37% for the reporting period, notably outperforming the -13.92% return of small-cap value stocks, as represented by the Russell 2000 Value Index.3 The healthcare, consumer staples and consumer discretionary sectors were the strongest performers within the Russell 2000 Index for the reporting period. In contrast, the energy, real estate and communication services sectors posted negative returns and notably lagged the overall small-cap market for the period.

On the monetary policy front, the U.S. Federal Reserve (Fed) implemented two separate emergency interest-rate cuts totalling 150 basis points (bps) to a range of 0% to 0.25% on March 3 and 15, 2020, in response to the COVID-19-induced market carnage. In its statement announcing the rate cut, the central bank commented: "The coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including the United States. Global financial conditions have also been significantly affected." The Fed maintained its benchmark rate through the remainder of the reporting period. In its statement issued following its meeting in mid-September 2020, the Federal Open Market Committee commented: "The path of the economy will depend significantly on the course of the virus." The Fed's projections accompanying its monetary policy statement indicated that it anticipates maintaining the federal funds rate near 0% at least through the end of 2023.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy among the healthy pre-pandemic picture, an abruptly stalled economy under "lockdown," and a subsequent upturn in the summer and early fall of 2020. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.4 The economy subsequently expanded by 33.1% in the third quarter of 2020, attributable largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic. There were notable increases in consumer spending, private inventory investment and exports. These positive contributors to GDP offset reductions in federal government spending – reflecting reduced fees paid to administer the Paycheck Protection Program loans under the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was enacted in late March of 2020 – and state and local government spending.

Prior to the pandemic, U.S. non-farm payrolls rose by an average of 228,000 for the first four months of the reporting period.5 However, the COVID-19-induced lockdowns resulted in the loss of roughly 19.4 million jobs between February and May 2020, and the unemployment rate rose from a record low of 3.5% in February to an all-time high of 14.7% in April. As expected, the leisure and hospitality industry saw the largest decline in employment due to the lockdowns. The U.S. economy subsequently recovered approximately 9.3 million jobs between May and October, and the unemployment rate concurrently fell to 6.9%.

The U.S. Consumer Price Index6 (CPI) was flat in October 2020, and rose 1.2% over the previous 12-month period.7 However, the core CPI, which excludes the impact of energy prices, was up 1.6% for the 12-month period ended October 31, 2020, attributable mainly to increases in medical services and housing costs.

We believe that the Fund's focus on quality growth has benefited performance. Importantly, in our view, over the past several years, we have been intently focused on proper portfolio construction in an effort to retain the Fund's strong downside protection characteristics, while also having the appropriate risk profile so that the Fund participates (and does not lose ground) in stronger markets. This is always a fine balancing act, but one that we believe enhanced Fund performance versus its benchmark, the Russell 2000 Index, over the reporting period.

Fund performance for the 12-month period ended October 31, 2020, was bolstered mainly by stock selection in the industrials, information technology and communication services sectors, as well as an underweight allocation relative to the benchmark to the real estate sector and the lack of exposure to the energy sector. The largest contributors to Fund performance among individual holdings were communication platform-as-a-service company Bandwidth Inc.; specialty biopharmaceutical firm Horizon Therapeutics plc; and Five9 Inc., a provider of cloud-based software to contact centers.

Bandwidth Inc. has benefited from increased usage of videoconferencing applications as the company enables voice access for many service providers. The company counts large enterprises such as Zoom, Google, Microsoft, and Cisco (which the Fund does not

1	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Russell 2000 Growth Index is an unmanaged index considered representative of small?cap growth stocks.
3	The Russell 2000 Value Index is an unmanaged index considered representative of small-cap value stocks.
4	Source: U.S. Department of Commerce, October 2020
5	Source: U.S. Department of Labor, November 2020
6	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
7	Source: U.S. Department of Labor, November 2020

2020 Annual Report	81

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

hold) as customers, all of which have witnessed increasing demand for their communication products. Horizon Therapeutics successfully launched Tepezza, its thyroid eye disease drug, despite the COVID-19 lockdown and significantly raised its full-year 2020 product guidance expectations. We subsequently exited the position in the company as it exceeded the portfolio's market-cap parameters. Shares of Five9 performed relatively well over the reporting period because of investors' prevailing view that near-term fundamentals should be buoyed by increasing demand for call-center agents. We subsequently exited the Fund's position in the company as its market capitalization had grown to exceed the Fund's small-cap parameters following a period of strong share-price performance.

In contrast, stock selection and underweight positions versus the benchmark in the healthcare and consumer discretionary sectors hampered Fund performance for the reporting period. The primary individual detractors from Fund performance included Welbilt, a designer/manufacturer of foodservice equipment; K12 Inc., a technology-enabled provider of online educational resources; and diversified materials company Neenah Inc.

Welbilt Inc. faced difficulty in achieving margin gains attributable mainly to rising input costs and various manufacturing inefficiencies, while growth remained subdued due to weak end-markets. We exited the Fund's position in the company in March 2020, as we believed that these issues would be further exacerbated in the current environment. Shares of K12 Inc. significantly lagged the overall small-cap market following a period of strong price performance in the second quarter and the early part of the third quarter. We think that investors may be concerned about the company's lack of full-year 2020 guidance, a convertible debt offering that could signal a pending acquisition, and the high-profile cancellation of a single contract. However, we believe that the company should benefit from a structural demand tailwind for several years and its expanded product line will generate strong revenue growth. Neenah Inc. experienced a substantial decline in sales in both its paper and technical products divisions for the second quarter of its 2020 fiscal year due in large part to its corporate customers' COVID-19-related destocking. Lower volumes led to significantly reduced profitability and the share price consequently suffered. While we find these developments to be disappointing, we continue to see value in the stock, though we prefer to position the portfolio with a lower weight in the company for the near future.

Due to the extreme volatility in the market beginning in March 2020, we were more active in seeking to upgrade the quality of the Fund's portfolio. We initiated holdings in 18 companies during the 12-month reporting period.

We think that revenue growth for Jamieson Wellness Inc., a Canada-based manufacturer and distributor of vitamins and health supplements, will accelerate as it builds out its international business, namely in China. Ultimately, we expect margin leverage as the business scales. We believe the position lends defensiveness to the portfolio.

In our view, Kulicke and Soffa Industries Inc., a supplier of equipment and services used in semiconductor/electronics assembly, has multiple growth levers ahead beyond the ongoing recovery in its core business, namely mini-LED and advanced packaging. We believe that new product success should improve the perception of the company and, in turn, the valuation multiple, thereby driving attractive shareholder returns.

The solutions of Model N Inc., a developer of revenue-cycle management software for companies in the life sciences and high-tech industries, are experiencing increased adoption as they are well-suited to help companies manage complex supply chains fraught with regulatory uncertainty, thereby increasing revenues. At the same time, the company is seeing greater cross-sales of its product suite as it shifts to a cloud-based model.

In our opinion, K12 Inc. is in a good position to benefit from increased investment in "hybrid" education offerings in light of the COVID-19 pandemic. We believe that that this, in addition to benefits from an expanded product portfolio, should lead to strong revenue growth, which will allow for margin leverage.

We anticipate that Hannon Armstrong Sustainable Infrastructure Capital Inc., a provider of financing solutions to companies in the renewable energy space, will benefit from acceleration in climate change-related projects and its expertise and relationships within the industry should allow the company to grow its balance sheet at attractive spreads, thereby driving strong earnings growth.

Biopharmaceutical firm Ligand Pharmaceuticals Inc. develops and acquires niche technologies that help pharmaceutical companies discover and develop drug therapies. We think that the company will drive meaningful royalty growth from new product approvals that are underappreciated by the market.

Cogent Communications Holdings Inc. provides internet services to corporate and "net-centric" customers and has a history of taking market share. We believe that this trend should continue, thereby driving revenue growth while the significant operating leverage in the company's business model allows operating margins to expand.

SJW Group is a provider of water and wastewater utility services across multiple states. The water service industry broadly has seen huge underinvestment over the past few decades despite its critical importance, which in our view supports ultra-long earnings growth visibility for water utility companies that earn a return on infrastructure investment.

Lattice Semiconductor Corp.'s focus and investment has narrowed to a core business, which in our view is well placed for growth in edge-computing trends. As the company returns to earnings growth, we believe that margins and returns should continue to improve in the coming years.

Semiconductor manufacturer SiteOne Landscape Supply Inc. is a distributor of landscaping supplies, including fertilizer, grass seed, irrigation, outdoor lighting, and turf care equipment. As the most-scaled player in the industry with a roughly 10% market share, we believe that SiteOne possesses the advantaged position as the consolidator of choice in a highly fragmented industry still in the early innings of consolidation.

82	2020 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

Perficient Inc. is an IT services company offering digital transformation consulting and services. In our view, the need to transform business processes is a structural need for nearly all businesses for years to come. Within this market, we feel that Perficient has demonstrated that it has leading capabilities as indicated by high business win rates and a strong, yet diversified, partner network.

WNS Holdings Ltd. is a leading outsourcing company that grew out of the captive arm of British Airways. The company has grown over time to be highly diversified by customer type and domain.

We believe that Itron Inc., a manufacturer of smart metering solutions, should benefit from increasing demand for its products as municipalities invest in technology that allows for better visibility into and management of utility infrastructure.

Engineering and consulting firm Tetra Tech Inc. has increasingly focused on higher-margin design projects centered on water, infrastructure, and environmental services. In our view, these areas offer higher growth and higher returns on capital.8

Cyber security company CyberArk Software Ltd. operates within a niche of the market, which is characterized by weak competition and in which it holds a leadership position. We believe that there will be a continuation of strong growth as enterprises across industries look to bulk up their cyber security architectures.

In our view, professional staffing and government consulting company ASGN Inc. operates in a niche with long-term growth, serving the technology, digital/creative, engineering and life sciences sectors. We believe that management historically has made thoughtful use of the company's balance sheet in an effort to grow its business and de-risk the revenue base by acquiring businesses with greater visibility in revenue streams.

We believe that PRA Group Inc. will benefit from an increasing supply of credit card portfolios as larger financial institutions look to offload bad debt as the credit cycle matures. We believe that this should drive attractive earnings growth.

Alternative investment management company Hamilton Lane Inc. is a leading provider of private market investment solutions, an area which we believe should see strong secular growth in the years to come. In our view, the company's scale9 and strong reputation in the industry will allow it to generate significant AUM growth, which will fuel attractive revenue and earnings growth.

In addition to Welbilt Inc., Horizon Therapeutics plc and Five9 Inc., as previously noted, we exited the Fund's positions in 16 other companies over the 12-month reporting period.

Shares of G-III Apparel Group Inc. significantly lagged the performance of the Russell 2000 Index over the reporting period given the overall negative investor sentiment toward retail due to what we believe is likely to be tepid demand amid store closures and consumers' lower disposable income. We also believe that investors had concerns regarding the company's liquidity position, which is increasingly precarious. We exited the Fund's position in G-III Apparel Group in March 2020, and allocated capital toward opportunities that in our view had better risk-reward profiles.

While we believed that Pennsylvania-based banking and financial services company Univest Financial Corp.'s returns on capital10 lagged those of its peers, we believed that improvement in return on equity would come with greater scale. However, this proved to be elusive. We also became concerned as the company's loan growth exceeded that of its peers (which is often a harbinger of future credit issues).

Oilfield services company Core Laboratories N.V. has significant exposure to international and offshore oil projects, which have seen resurgence in activity. Unfortunately, North American activity has deteriorated as exploration and production companies increasingly practice capital discipline, creating a strain on Core Laboratories' balance sheet.

Niche financial services company Boston Private Financial Holdings Inc.'s wealth business segments struggled while it failed to generate the operating leverage needed to drive its returns on capital higher. We decided to shift the Fund's assets into bank holdings for which we had higher conviction.

Growth in the core residential business of Alarm.com Holdings Inc., a cloud-based provider of interactive security solutions, slowed more than we had expected, while investments in its commercial and international initiatives weighed on profitability. We ultimately found what we believed were better opportunities in software companies with higher growth and better margin opportunities.

We had originally initiated a holding in Altra Industrial Motion Corp., a manufacturer of highly engineered industrial products, in mid-2019, given its exposure to high-growth industrial end-markets and our belief in its ability to extract cost-savings from a recent acquisition, thereby allowing its margins and returns to rise. Execution on these initiatives over the past several quarters has been mixed. We increasingly expected pressure on the company's end-markets given the current economic backdrop.

Shares of commercial real estate brokerage firm Marcus & Millichap Inc. performed roughly in line with our expectations during the Fund's holding period, though the market arguably has been a bit more volatile than we had expected. However, we exited the Fund's position in the company as we saw the potential for earnings pressure in an environment of more subdued real estate activity.

We sold the Fund's shares in MGP Ingredients Inc., as the aged whiskey market did not develop as we had anticipated, leading to a series of earnings disappointments for the supplier of distillate and food ingredients. More recently, there was turnover in the management ranks which caused us some concern.

8	Return on capital comprises the level of return that a company earns above the average cost it pays for its debt and equity capital.
9	Companies with scale are able to handle increasing amounts of work or sales in a capable, cost-effective manner.
10	Return on capital comprises the level of return that a company earns above the average cost it pays for its debt and equity capital.

2020 Annual Report	83

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

We exited the Fund's position in payroll and human capital management software developer Paylocity Holding Corp. as its market capitalization exceeded the Fund's small-cap parameters. The Fund had held a position in the company given its consistent market share gains from legacy competitors that allowed for strong revenue growth at increasing operating margins. The investment thesis largely played itself out and, therefore, the stock was a strong performer for the portfolio.

We sold the Fund's shares in Pegasystems Inc., a developer of business process and customer relationship management software, as its market capitalisation had grown to exceed the portfolio's small-cap parameters following strong share-price performance. Pegasystems largely has been successful on its journey from a legacy, on-premise delivery model to a cloud-based model at the same time the category has seen increased investment. The confluence of these events has excited the market about the company's prospects.

We initially established a position in Insight Enterprises Inc., a provider of computer hardware, software, cloud solutions and IT services, given our view that it could steadily improve operating margins closer to the levels of its peers, thereby driving strong earnings growth, While we believe that this investment thesis played out to a certain extent, we subsequently became concerned with the company's uneven fundamental performance and potentially slower growth to come, given its high exposure to hardware.

We originally had initiated a holding in CMC Materials Inc. (formerly Cabot Microelectronics Cor.), a producer of chemicals used in semiconductor manufacturing, as we believed that the company would drive low but steady growth in its core market while using its strong balance sheet to make ancillary acquisitions. We believe that our investment thesis was partially validated, though we subsequently became concerned about a large acquisition that took the company outside of its core market.

The Fund had held a position in operations management and analytics company ExlService Holdings Inc., given the relative stability of the business process outsourcing (BPO) industry and our view that, over time, the company could accelerate revenue growth via its growing position in the analytics subsector. While we believe that our investment thesis played out to a certain extent, we ultimately gained greater investment conviction in ExlService Holdings' peer, WNS Holdings Ltd. (which is not a constituent of the benchmark Russell 2000 Index), which we added to the Fund in January 2020.

Our original thesis for the Fund's investment in Culp Inc., a manufacturer and marketer of upholstery fabrics for furniture, centered on the company's ability to drive low but stable sales growth at high returns on invested capital given its strong market position and efficient capital allocation program. While the company executed reasonably for a period of time, in our view, we recently became concerned about the impact of cheap imports on the company's sales as well as potentially higher input costs given the exposure of the company's supply chain.

We originally initiated a position in third-party logistics firm Echo Global Logistics Inc. as we were attracted to the asset-light12 nature and variable cost model of the industry, which allows for high returns on capital. We had a positive view on the company's ability to show improved growth and profitability over time as it grew market share in a very fragmented industry. However, ultimately higher industry supply and a weakening competitive moat hurt the company, so we decided to exit the Fund's position.

We initially established a position in Delaware-based commercial bank WSFS Financial Corp. as we believed that it achieved high returns on equity owing to an attractive fee-income stream and well-disciplined cost and credit management. However, the company undertook a large acquisition which carries incremental risk, in our opinion, while we had increasing concerns around potential credit losses. Ultimately, we saw better risk-reward profiles in other financial companies.

The economy continues to heal from an acute depression caused by the COVID-19 pandemic, in keeping with the global progress to learn more about the pathology of the virus and, through "trial and error," which measures to adapt and counteract potential case spikes. Coordinated efforts to balance the control of the virus spread with sensible economic reopenings will be more crucial to the stability of markets, in our view. And we think that the development of effective and safe vaccines and effective therapeutics, along with a federally coordinated plan to distribute them, will have a positive effect on the markets. However, in our view, the current progress to date appears to suggest that these outcomes are more likely in 2021. As we navigate towards the end of 2020, we maintain a positive view on U.S. equities despite contending with higher market levels and narrow market leadership. This positive view comes with the caveat that we also feel that upside risks will be more limited going forward, as much of the expected improvement has been priced into the markets. Nonetheless, 2020 has been the "year of the unexpected." While we are confident that we have taken stock of all the important variables, we remain "on our toes," taking deep breaths and crossing our fingers heading into the final months of this year and into 2021.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

12	An asset-light business owns relatively fewer capital assets compared to the value of its operations.

84	2020 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund's assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	85

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.97%	9.19%	11.78%
	w/SC1	2.72%	7.91%	11.13%
Class C	w/o SC	8.25%	8.43%	11.02%
	w/SC2	7.26%	8.43%	11.02%
Class R3	w/o SC	8.59%	8.84%	11.48%
Institutional Service Class[3]	w/o SC	9.24%	9.48%	12.10%
Institutional Class[3]	w/o SC	9.37%	9.53%	12.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

86	2020 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Common Stocks	98.6%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets as of October 31, 2020.

Top Sectors
Industrials	22.0%
Information Technology	20.0%
Health Care	15.3%
Financials	15.1%
Consumer Discretionary	8.9%
Consumer Staples	6.9%
Materials	5.4%
Communication Services	2.3%
Utilities	1.7%
Real Estate	1.0%
Other	1.4%
100.0%

Top Holdings*
Hub Group, Inc., Class A	2.7%
Saia, Inc.	2.6%
RBC Bearings, Inc.	2.5%
Tetra Tech, Inc.	2.5%
Rapid7, Inc.	2.4%
First Interstate BancSystem, Inc., Class A	2.4%
Perficient, Inc.	2.3%
Mercury Systems, Inc.	2.2%
WNS Holdings Ltd., ADR	2.2%
Heska Corp.	2.2%
Other	76.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	89.0%
Canada	4.4%
India	2.2%
Israel	2.0%
Singapore	1.9%
Other	0.5%
100.0%

2020 Annual Report	87

Statement of Investments

October 31, 2020
Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.6%)
CANADA (4.4%)
Consumer Staples (1.5%)
Jamieson Wellness, Inc.	395,987	$ 11,454,882
Financials (1.5%)
TMX Group Ltd.	111,941	10,877,341
Industrials (1.4%)
Richelieu Hardware Ltd.	375,611	10,098,616
		32,430,839
INDIA (2.2%)
Information Technology (2.2%)
WNS Holdings Ltd., ADR (a)	279,052	16,084,557
ISRAEL (2.0%)
Information Technology (2.0%)
CyberArk Software Ltd. (a)	146,105	14,486,311
SINGAPORE (1.9%)
Information Technology (1.9%)
Kulicke & Soffa Industries, Inc.	535,281	13,992,245
UNITED STATES (88.1%)
Communication Services (2.3%)
Bandwidth, Inc., Class A (a)(b)	50,204	8,050,463
Cogent Communications Holdings, Inc.	161,783	9,027,491
		17,077,954
Consumer Discretionary (8.9%)
Dorman Products, Inc. (a)	147,996	13,211,603
Fox Factory Holding Corp. (a)	176,863	14,870,641
Helen of Troy Ltd. (a)	63,852	12,106,339
K12, Inc. (a)	411,950	9,833,246
LCI Industries	136,316	14,948,413
		64,970,242
Consumer Staples (5.4%)
BJ's Wholesale Club Holdings, Inc. (a)	341,812	13,087,982
J&J Snack Foods Corp.	112,474	15,248,100
Performance Food Group Co. (a)	103,225	3,469,392
WD-40 Co. (b)	33,001	8,031,783
		39,837,257
Financials (13.6%)
AMERISAFE, Inc.	181,058	10,678,801
First Interstate BancSystem, Inc., Class A	499,079	17,617,489
Glacier Bancorp, Inc.	343,481	12,296,620
Hamilton Lane, Inc., Class A	170,150	11,859,455
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	305,191	12,772,243
PJT Partners, Inc., Class A	157,857	10,680,604
PRA Group, Inc. (a)	308,664	10,534,702
South State Corp.	219,037	13,448,872
		99,888,786

	Shares or Principal Amount	Value
Health Care (15.3%)
Addus HomeCare Corp. (a)	152,257	$ 14,855,715
AMN Healthcare Services, Inc. (a)	150,671	9,835,803
Emergent BioSolutions, Inc. (a)	100,908	9,078,693
Globus Medical, Inc., Class A (a)	280,817	14,636,182
Heska Corp. (a)	136,969	16,070,573
Integer Holdings Corp. (a)	268,547	15,696,572
Ligand Pharmaceuticals, Inc. (a)(b)	136,885	11,286,168
Medpace Holdings, Inc. (a)	83,219	9,232,316
US Physical Therapy, Inc.	145,309	11,527,363
		112,219,385
Industrials (20.6%)
ASGN, Inc.(a)	191,229	12,751,150
Casella Waste Systems, Inc., Class A (a)	285,376	15,407,450
Gibraltar Industries, Inc. (a)	229,844	13,204,538
Hub Group, Inc., Class A (a)	386,935	19,397,051
Mercury Systems, Inc. (a)	236,962	16,321,943
RBC Bearings, Inc. (a)	154,792	18,427,988
Saia, Inc. (a)	130,070	19,206,136
SiteOne Landscape Supply, Inc. (a)	87,714	10,480,946
Tetra Tech, Inc.	182,059	18,371,574
Werner Enterprises, Inc.	189,514	7,205,322
		150,774,098
Information Technology (13.9%)
Envestnet, Inc. (a)	209,153	16,050,401
Evo Payments, Inc., Class A (a)	580,609	12,233,432
Itron, Inc. (a)	176,215	11,973,809
Lattice Semiconductor Corp. (a)	225,250	7,861,225
Manhattan Associates, Inc. (a)	93,218	7,970,139
Model N, Inc. (a)	328,941	11,588,592
Perficient, Inc. (a)	428,190	16,767,920
Rapid7, Inc. (a)	288,012	17,836,583
		102,282,101
Materials (5.4%)
Kaiser Aluminum Corp.	224,311	14,115,891
Neenah, Inc.	285,027	10,725,566
Quaker Chemical Corp. (b)	79,035	15,079,088
		39,920,545
Real Estate (1.0%)
Terreno Realty Corp., REIT	128,073	7,207,949
Utilities (1.7%)
SJW Group	199,678	12,118,458
		646,296,775
Total Common Stocks		723,290,727

See accompanying Notes to Financial Statements.

88	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (0.9%)
UNITED STATES (0.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (c)	$6,716,925	$ 6,716,925
Total Short-Term Investment		6,716,925
Total Investments (Cost $674,368,484) (d)—99.5%		730,007,652
Other Assets in Excess of Liabilities—0.5%		3,360,188
Net Assets—100.0%		$733,367,840

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $27,073,033. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Annual Report	89

Statements of Assets and Liabilities

October 31, 2020

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Assets:
Investments, at value	$6,001,877	$18,242,598	$103,021,220	$3,967,756,358	$13,887,025
Short-term investments, at value	127,059	1,832,781	685,890	45,168,681	36,170
Cash	–	–	–	2,535,209	–
Foreign currency, at value	6,078	1,484	69,839	125,963	–
Cash at broker for China A shares	–	1,288	–	–	–
Receivable for investments sold	14,004	–	518,964	19,969,348	–
Interest and dividends receivable	6,000	18	175,287	3,933,720	11,340
Receivable for capital shares issued	15,694	480,125	108,529	1,206,274	140
Receivable from Adviser	19,609	23,395	7,696	–	11,387
Unrealized appreciation on forward foreign currency exchange contracts	–	–	22,574	–	–
Tax reclaim receivable	–	–	360,563	198,962	–
Securities lending income receivable	–	1,229	–	1,507	–
Prepaid expenses	24,377	28,305	–	104,724	23,432
Total assets	6,214,698	20,611,223	104,970,562	4,041,000,746	13,969,494
Liabilities:
Due to custodian	–	–	–	2,535,209	–
Payable for investments purchased	–	176,393	531,636	11,051,290	–
Payable for capital shares redeemed	3,230	86,298	6,518	2,134,813	5,844
Accrued foreign capital gains tax	4,474	–	–	9,370,113	–
Accrued expenses and other payables:
Investment advisory fees	5,210	13,087	93,127	3,673,293	9,346
Custodian fees	21,977	24,210	14,092	1,477,090	1,807
Sub-transfer agent and administrative services fees	613	1,609	7,272	339,415	1,939
Administration fees	417	1,232	6,722	273,875	997
Audit fees	36,685	35,670	35,000	37,705	38,715
Legal fees	232	571	4,365	155,343	456
Fund accounting fees	191	515	3,726	135,391	573
Printing fees	712	795	–	136,091	849
Transfer agent fees	1,504	3,619	8,746	83,654	3,568
Distribution fees	174	3,984	666	81,912	3,061
Other accrued expenses	33,764	15,923	24,043	161,568	12,323
Total liabilities	109,183	363,906	735,913	31,646,762	79,478
Net Assets	$6,105,515	$20,247,317	$104,234,649	$4,009,353,984	$13,890,016
Cost:
Investments	$4,905,448	$14,222,299	$93,446,972	$2,997,247,223	$11,369,509
Short-term investment	127,059	1,832,781	685,890	45,168,681	36,170
Foreign currency	6,010	1,486	70,158	125,736	–
Represented by:
Capital	$205,864,061	$15,820,623	$100,265,133	$3,073,928,210	$9,560,664
Distributable earnings (accumulated loss)	(199,758,546)	4,426,694	3,969,516	935,425,774	4,329,352
Net Assets	$6,105,515	$20,247,317	$104,234,649	$4,009,353,984	$13,890,016
Net Assets:
Class A Shares	$785,254	$10,887,993	$3,884,644	$107,572,359	$7,618,453
Class C Shares	–	586,891	–	11,786,397	528,288
Class R Shares	16,081	3,215,052	–	113,706,872	1,952,351
Institutional Service Class Shares	1,877,048	638,592	–	362,229,378	339,937
Institutional Class Shares	3,427,132	4,918,789	100,350,005	3,414,058,978	3,450,987
Total	$6,105,515	$20,247,317	$104,234,649	$4,009,353,984	$13,890,016

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	2020 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2020

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	50,113	321,147	1,054,314	6,406,856	943,451
Class C Shares	–	18,238	–	706,795	287,789
Class R Shares	1,034	97,205	–	6,850,405	275,416
Institutional Service Class Shares	119,185	18,724	–	21,497,006	40,228
Institutional Class Shares	216,513	143,585	27,222,507	202,002,281	393,095
Total	386,845	598,899	28,276,821	237,463,343	1,939,979

Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.67	$33.90	$3.68	$16.79	$8.08
Class C Shares (a)	$–	$32.18	$–	$16.68	$1.84
Class R Shares	$15.55	$33.07	$–	$16.60	$7.09
Institutional Service Class Shares	$15.75	$34.11	$–	$16.85	$8.45
Institutional Class Shares	$15.83	$34.26	$3.69	$16.90	$8.78
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.63	$35.97	$3.90	$17.81	$8.57
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	91

Statements of Assets and Liabilities

October 31, 2020

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen International Equity Fund	Aberdeen International Real Estate Equity Fund	Aberdeen International Small Cap Fund
Assets:
Investments, at value	$24,971,253	$41,390,671	$215,918,906	$20,527,868	$135,793,898
Short-term investments, at value	282,715	–	2,583,701	19,302	3,057,324
Foreign currency, at value	3	24,456	33,432	28,618	1,112,544
Receivable for investments sold	–	669,030	–	24,028	883,830
Receivable for capital shares issued	594	72,437	30,348	–	298,061
Interest and dividends receivable	13,214	60,655	86,005	59,264	53,244
Receivable from Adviser	13,325	7,927	–	27,487	28,744
Unrealized appreciation on forward foreign currency exchange contracts	–	208	–	–	–
Tax reclaim receivable	35,617	68,195	457,939	66,879	62,742
Securities lending income receivable	–	117	–	–	–
Prepaid expenses	31,135	–	31,684	1,184	31,468
Total assets	25,347,856	42,293,696	219,142,015	20,754,630	141,321,855
Liabilities:
Due to custodian	–	122,310	–	–	–
Payable for investments purchased	–	–	–	27,909	1,610,432
Unrealized depreciation on forward foreign currency exchange contracts	–	366	–	–	–
Payable for capital shares redeemed	24,230	12,329	1,424,543	3,470	108,844
Accrued foreign capital gains tax	–	–	–	–	227,684
Bank loan payable (Note 9)	–	177,528	–	–	–
Accrued expenses and other payables:
Investment advisory fees	20,197	44,600	157,523	18,475	98,266
Audit fees	35,670	38,750	35,670	38,250	37,700
Custodian fees	7,002	22,583	38,997	38,472	46,556
Interest expense on line of credit	110	22	–	–	–
Transfer agent fees	9,041	5,684	22,791	4,455	14,355
Sub-transfer agent and administrative services fees	2,300	4,761	16,214	2,503	11,791
Distribution fees	5,600	1,017	8,361	150	20,913
Administration fees	1,795	3,837	15,440	900	9,578
Legal fees	728	3,031	8,772	344	4,416
Fund accounting fees	871	2,717	7,040	1,256	4,014
Printing fees	1,788	–	4,831	–	7,092
Other accrued expenses	21,793	8,701	28,624	27,421	26,516
Total liabilities	131,125	448,236	1,768,806	163,605	2,228,157
Net Assets	$25,216,731	$41,845,460	$217,373,209	$20,591,025	$139,093,698
Cost:
Investments	$19,236,138	$38,901,086	$168,751,473	$33,010,571	$107,084,973
Short-term investment	282,715	–	2,583,701	19,302	3,057,324
Foreign currency	3	24,445	33,485	28,769	1,112,776
Represented by:
Capital	$24,527,710	$41,103,850	$199,003,898	$106,318,435	$112,200,258
Distributable earnings (accumulated loss)	689,021	741,610	18,369,311	(85,727,410)	26,893,440
Net Assets	$25,216,731	$41,845,460	$217,373,209	$20,591,025	$139,093,698
Net Assets:
Class A Shares	$22,454,570	$9,205,763	$21,418,468	$21,283	$90,560,367
Class C Shares	205,467	–	2,432,282	–	554,445
Class R Shares	897,603	–	3,244,150	–	1,648,733
Institutional Service Class Shares	249,757	–	83,120,606	–	–
Institutional Class Shares	1,409,334	32,639,697	107,157,703	20,569,742	46,330,153
Total	$25,216,731	$41,845,460	$217,373,209	$20,591,025	$139,093,698

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	2020 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2020

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen International Equity Fund	Aberdeen International Real Estate Equity Fund	Aberdeen International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,699,533	483,772	1,360,982	1,196	3,000,604
Class C Shares (a)(a)(a)	16,744	–	164,501	–	20,413
Class R Shares	71,564	–	216,583	–	58,246
Institutional Service Class Shares	18,623	–	5,169,401	–	–
Institutional Class Shares	106,456	1,713,222	6,635,568	1,145,998	1,525,736
Total	1,912,920	2,196,994	13,547,035	1,147,194	4,604,999

Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.21	$19.03	$15.74	$17.80	$30.18
Class C Shares (a)	$12.27	$–	$14.79	$–	$27.16
Class R Shares	$12.54	$–	$14.98	$–	$28.31
Institutional Service Class Shares	$13.41	$–	$16.08	$–	$–
Institutional Class Shares	$13.24	$19.05	$16.15	$17.95	$30.37
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.02	$20.19	$16.70	$18.89	$32.02
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	93

Statements of Assets and Liabilities

October 31, 2020

	Aberdeen Realty Income & Growth Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$48,134,436	$2,179,719	$386,437,107	$723,290,727
Short-term investments, at value	1,249,869	18,224	12,730,716	6,716,925
Receivable for investments sold	547,760	–	–	11,365,284
Receivable for capital shares issued	46	–	1,920	655,496
Interest and dividends receivable	40,178	68	196,651	179,477
Receivable from Adviser	24,298	8,366	31,045	11,669
Securities lending income receivable	–	–	34	2,247
Prepaid expenses	–	15,533	39,304	34,285
Total assets	49,996,587	2,221,910	399,436,777	742,256,110
Liabilities:
Payable for investments purchased	1,644,040	–	–	6,784,582
Payable for capital shares redeemed	29,895	–	216,060	1,141,145
Accrued expenses and other payables:
Investment advisory fees	43,224	1,446	265,225	531,798
Audit fees	37,250	35,670	34,655	35,670
Distribution fees	1,433	60	59,824	61,851
Interest expense on line of credit	6,147	–	–	–
Sub-transfer agent and administrative services fees	3,455	–	19,256	86,029
Administration fees	2,757	154	28,291	51,909
Transfer agent fees	5,284	1,731	35,703	39,507
Printing fees	–	259	2,393	52,098
Legal fees	2,011	86	12,876	27,415
Fund accounting fees	1,860	65	12,798	24,486
Custodian fees	4,528	1,660	10,259	15,925
Other accrued expenses	9,356	11,989	25,477	35,855
Total liabilities	1,791,240	53,120	722,817	8,888,270
Net Assets	$48,205,347	$2,168,790	$398,713,960	$733,367,840
Cost:
Investments	$38,479,514	$1,701,534	$296,795,687	$667,651,559
Short-term investment	1,249,869	18,224	12,730,716	6,716,925
Represented by:
Capital	$32,939,806	$1,518,043	$260,929,452	$636,826,701
Distributable earnings	15,265,541	650,747	137,784,508	96,541,139
Net Assets	$48,205,347	$2,168,790	$398,713,960	$733,367,840
Net Assets:
Class A Shares	$1,970,667	$160,832	$264,977,373	$124,672,659
Class C Shares	–	18,254	1,142,743	36,620,729
Class R Shares	–	18,691	–	3,553,648
Institutional Service Class Shares	–	59,572	121,611,497	31,548,135
Institutional Class Shares	46,234,680	1,911,441	10,982,347	536,972,669
Total	$48,205,347	$2,168,790	$398,713,960	$733,367,840

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	2020 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2020

	Aberdeen Realty Income & Growth Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	158,873	10,524	19,208,891	3,716,300
Class C Shares	–	1,238	100,608	1,332,546
Class R Shares	–	1,237	–	117,978
Institutional Service Class Shares	–	3,871	8,166,911	874,781
Institutional Class Shares	3,717,611	124,193	734,085	14,879,859
Total	3,876,484	141,063	28,210,495	20,921,464

Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.40	$15.28	$13.79	$33.55
Class C Shares (a)	$–	$14.74	$11.36	$27.48
Class R Shares	$–	$15.11	$–	$30.12
Institutional Service Class Shares	$–	$15.39	$14.89	$36.06
Institutional Class Shares	$12.44	$15.39	$14.96	$36.09
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.16	$16.21	$14.63	$35.60
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	95

Statements of Operations

For the Year Ended October 31, 2020

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$119,053	$248,035	$7,931,738	$82,001,845	$186,645
Interest income	325	4,801	4,689	330,518	1,624
Securities lending income, net	–	2,369	–	65,046	99
Foreign tax withholding	(11,542)	(24,362)	(340,600)	(10,830,893)	(467)
Other income	–	–	–	3,671	–
Total Income	107,836	230,843	7,595,827	71,570,187	187,901
EXPENSES:
Investment advisory fees	58,646	131,531	1,146,004	38,013,107	132,773
Trustee fees	500	1,288	9,777	363,726	1,532
Administration fees	4,692	12,379	91,680	3,378,943	14,163
Legal fees	502	1,739	9,263	345,959	1,391
Audit fees	36,685	35,670	35,000	37,705	38,715
Printing fees	8,862	7,999	14,370	421,215	7,707
Custodian fees	28,947	33,712	39,406	1,941,241	9,949
Transfer agent fees	9,704	20,802	43,339	584,236	20,717
Distribution fees Class A	1,883	22,002	10,578	284,871	20,061
Distribution fees Class C	77	6,376	–	129,797	36,174
Distribution fees Class R	72	13,900	–	535,813	9,695
Sub-transfer agent and administrative service fees Institutional Class	4,427	3,126	78,199	3,169,656	5,859
Sub-transfer agent and administrative service fees Class A	277	6,432	3,185	284,871	6,770
Sub-transfer agent and administrative service fees Class C	11	947	–	12,231	2,215
Sub-transfer agent and administrative service fees Class R	–	3,553	–	153,087	620
Sub-transfer agent and administrative service fees Institutional Service Class	1,717	503	–	451,612	611
Fund accounting fees	243	820	4,026	230,349	1,007
Registration and filing fees	60,382	68,211	33,760	150,638	65,982
Other	50,954	29,901	41,699	670,887	22,097
Total expenses before reimbursed/waived expenses	268,581	400,891	1,560,286	51,159,944	398,038
Interest expense (Note 9)	124	136	–	23,558	25
Total operating expenses before reimbursed/waived expenses	268,705	401,027	1,560,286	51,183,502	398,063
Expenses reimbursed	(191,646)	(194,764)	(114,147)	(2,887,668)	(164,571)
Net expenses	77,059	206,263	1,446,139	48,295,834	233,492
Net Investment Income/(Loss)	30,777	24,580	6,149,688	23,274,353	(45,591)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	248,420	390,728	(2,218,709)	55,329,477	3,119,264
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	(119,696)	–	–
Realized gain/(loss) on foreign currency transactions	(4,075)	(6,583)	1,122	(4,842,532)	387
Net realized gain/(loss) from investments and foreign currency transactions	244,345	384,145	(2,337,283)	50,486,945	3,119,651
Net change in unrealized appreciation/(depreciation) on investment transactions (including $10,631, $0, $0, $6,887,753 and $0 change in deferred capital gains tax, respectively)	430,702	3,899,066	(6,055,651)	220,340,626	(994,419)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	59,158	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(456)	135	20,810	(36,390)	(7)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	430,246	3,899,201	(5,975,683)	220,304,236	(994,426)
Net realized/unrealized gain/(loss) from investments and foreign currency transactions	674,591	4,283,346	(8,312,966)	270,791,181	2,125,225
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$705,368	$4,307,926	$(2,163,278)	$294,065,534	$2,079,634

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	2020 Annual Report

Statements of Operations (continued)

For the Year Ended October 31, 2020

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen International Equity Fund	Aberdeen International Real Estate Equity Fund	Aberdeen International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$424,561	$3,515,717	$3,531,843	$1,351,233	$1,409,576
Interest income	1,749	8,776	32,844	2,677	29,675
Securities lending income, net	–	1,435	44	–	–
Foreign tax withholding	(28,125)	(166,151)	(336,962)	(80,819)	(151,218)
Other income	–	418	–	1,229	–
Total Income	398,185	3,360,195	3,227,769	1,274,320	1,288,033
EXPENSES:
Investment advisory fees	242,995	768,643	1,706,646	406,987	1,059,138
Trustee fees	2,318	7,408	18,162	3,601	10,025
Administration fees	21,599	67,698	170,665	32,559	96,048
Legal fees	2,255	7,081	18,379	2,377	10,739
Audit fees	35,670	38,750	35,670	33,250	37,700
Printing fees	11,001	15,856	32,683	27,648	27,949
Custodian fees	15,448	33,498	53,636	64,190	62,228
Transfer agent fees	50,850	28,258	130,582	23,458	80,184
Distribution fees Class A	59,641	26,841	55,084	325	202,117
Distribution fees Class C	4,287	–	32,707	–	6,586
Distribution fees Class R	5,691	–	17,378	–	10,389
Sub-transfer agent and administrative service fees Class A	21,613	8,063	34,290	110	85,210
Sub-transfer agent and administrative service fees Institutional Class	750	30,852	42,553	32,657	33,074
Sub-transfer agent and administrative service fees Class C	909	–	3,537	–	805
Sub-transfer agent and administrative service fees Class R	2,447	–	5,159	–	2,975
Sub-transfer agent and administrative service fees Institutional Service Class	258	–	53,030	–	24
Fund accounting fees	1,428	2,957	11,201	258	6,689
Registration and filing fees	64,499	31,596	67,055	33,284	66,347
Other	45,311	34,231	75,822	32,534	54,014
Total expenses before reimbursed/waived expenses	588,970	1,101,732	2,564,239	693,238	1,852,241
Interest expense (Note 9)	218	–	913	9,491	–
Total operating expenses before reimbursed/waived expenses	589,188	1,101,732	2,565,152	702,729	1,852,241
Expenses reimbursed	(173,186)	(162,223)	(32,170)	(134,634)	(291,518)
Net expenses	416,002	939,509	2,532,982	568,095	1,560,723
Net Investment Income/(Loss)	(17,817)	2,420,686	694,787	706,225	(272,690)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(88,996)	(545,037)	(682,605)	468,036	(1,222,148)
Realized gain/(loss) on forward foreign currency exchange contracts	–	(87,335)	–	9,806	–
Realized gain/(loss) on foreign currency transactions	(7,038)	(1,572)	(53,378)	(28,411)	(76,715)
Net realized gain/(loss) from investments and foreign currency transactions	(96,034)	(633,944)	(735,983)	449,431	(1,298,863)
Net change in unrealized appreciation/(depreciation) on investment transactions (including $6,391, $0, $0, $37,086 and $201,791 change in deferred capital gains tax, respectively)	1,506,343	(9,651,542)	17,453,245	(7,022,998)	16,872,885
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	2,314	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	2,556	2,830	51,044	2,889	(5,673)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,508,899	(9,646,398)	17,504,289	(7,020,109)	16,867,212
Net realized/unrealized gain/(loss) from investments and foreign currency transactions	1,412,865	(10,280,342)	16,768,306	(6,570,678)	15,568,349
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,395,048	$(7,859,656)	$17,463,093	$(5,864,453)	$15,295,659

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	97

Statements of Operations (concluded)

For the Year Ended October 31, 2020

	Aberdeen Realty Income & Growth Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$1,823,015	$15,024	$3,686,717	$5,855,134
Interest income	1,247	350	36,243	94,947
Securities lending income, net	673	–	8,208	61,025
Foreign tax withholding	–	(469)	(66,227)	(113,442)
Other income	417	–	–	–
Total Income	1,825,352	14,905	3,664,941	5,897,664
EXPENSES:
Investment advisory fees	587,802	14,602	2,878,160	6,202,877
Trustee fees	5,093	164	32,621	65,931
Administration fees	47,024	1,558	307,004	605,288
Legal fees	7,876	172	33,265	65,560
Audit fees	37,250	35,670	34,655	35,670
Printing fees	24,230	7,931	35,600	70,393
Custodian fees	6,512	9,495	20,835	24,785
Transfer agent fees	25,517	7,808	205,128	242,559
Distribution fees Class A	5,047	309	639,060	333,587
Distribution fees Class C	–	166	13,018	409,958
Distribution fees Class R	–	85	24	20,584
Sub-transfer agent and administrative service fees Institutional Class	42,480	–	4,471	546,859
Sub-transfer agent and administrative service fees Class A	999	–	103,565	200,835
Sub-transfer agent and administrative service fees Class C	–	–	1,537	40,594
Sub-transfer agent and administrative service fees Class R	–	–	12	10,292
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	80,700	45,214
Fund accounting fees	2,018	105	21,179	34,540
Registration and filing fees	31,033	64,938	66,763	77,663
Other	25,432	19,834	71,838	130,947
Total expenses before reimbursed/waived expenses	848,313	162,837	4,549,435	9,164,136
Interest expense (Note 9)	28,862	–	–	458
Total operating expenses before reimbursed/waived expenses	877,175	162,837	4,549,435	9,164,594
Expenses reimbursed	(254,885)	(142,803)	(257,392)	(327,286)
Net expenses	622,290	20,034	4,292,043	8,837,308
Net Investment Income/(Loss)	1,203,062	(5,129)	(627,102)	(2,939,644)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	7,265,239	178,313	48,986,496	60,911,912
Realized gain/(loss) on foreign currency transactions	–	84	(376)	10,405
Net realized gain from investments and foreign currency transactions	7,265,239	178,397	48,986,120	60,922,317
Net change in unrealized appreciation/(depreciation) on investment transactions	(21,294,723)	158,107	13,838,958	(4,343,089)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	–	–	(323)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(21,294,723)	158,107	13,838,958	(4,343,412)
Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(14,029,484)	336,504	62,825,078	56,578,905
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,826,422)	$331,375	$62,197,976	$53,639,261

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

98	2020 Annual Report

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (a)		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$30,777	$92,684	$24,580	$22,180	$6,149,688	$8,319,427
Net realized gain/(loss) from investments and foreign currency transactions	244,345	251,287	384,145	2,069,105	(2,337,283)	2,416,428
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	430,246	1,153,553	3,899,201	743,133	(5,975,683)	2,013,587
Changes in net assets resulting from operations	705,368	1,497,524	4,307,926	2,834,418	(2,163,278)	12,749,442
Distributions to Shareholders From:
Distributable earnings:
Class A	(9,136)	(8,413)	(365,061)	(11,640)	(254,850)	(266,737)
Class C	–	–	(36,488)	–	–	–
Class R	(146)	(93)	(117,596)	–	–	–
Institutional Service Class	(23,517)	(19,653)	(23,077)	(2,435)	–	–
Institutional Class	(49,520)	(63,588)	(187,398)	(1,336)	(6,902,794)	(8,089,170)
Change in net assets from shareholder distributions	(82,319)	(91,747)	(729,620)	(15,411)	(7,157,644)	(8,355,907)
Change in net assets from capital transactions	(1,038,465)	(2,645,205)	2,582,964	1,226,262	(13,040,733)	(17,564,519)
Change in net assets	(415,416)	(1,239,428)	6,161,270	4,045,269	(22,361,655)	(13,170,984)
Net Assets:
Beginning of year	6,520,931	7,760,359	14,086,047	10,040,778	126,596,304	139,767,288
End of year	$6,105,515	$6,520,931	$20,247,317	$14,086,047	$104,234,649	$126,596,304

(a)	Effective February 28, 2020, the Class C had zero assets. On February 28, 2020, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund ceased offering Class C Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	99

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (a)		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$268,071	$107,579	$2,357,438	$2,509,748	$1,102,207	$1,061,690
Dividends reinvested	8,635	6,982	281,529	8,113	184,731	204,614
Cost of shares redeemed	(370,464)	(327,844)	(2,901,024)	(1,574,364)	(1,351,440)	(1,557,872)
Total Class A	(93,758)	(213,283)	(262,057)	943,497	(64,502)	(291,568)
Class C Shares
Proceeds from shares issued	–	41,334	338,722	55,444	–	–
Dividends reinvested	–	–	28,425	–	–	–
Cost of shares redeemed	(24,203)	(91,630)	(769,429)	(1,103,921)	–	–
Total Class C	(24,203)	(50,296)	(402,282)	(1,048,477)	–	–
Class R Shares
Proceeds from shares issued	–	–	2,291,996	1,466,056	–	–
Dividends reinvested	146	93	115,553	–	–	–
Cost of shares redeemed	–	–	(2,457,975)	(899,689)	–	–
Total Class R	146	93	(50,426)	566,367	–	–
Institutional Service Class Shares
Proceeds from shares issued	153,805	–	7,204	49,286	–	–
Dividends reinvested	23,219	19,426	22,310	2,366	–	–
Cost of shares redeemed	(284,108)	(158,223)	(88,301)	(182,810)	–	–
Total Institutional Service Class	(107,084)	(138,797)	(58,787)	(131,158)	–	–
Institutional Class Shares
Proceeds from shares issued	75,167	262,803	8,980,315	941,079	4,802,370	10,343,646
Dividends reinvested	47,854	59,297	186,013	1,235	5,669,817	6,105,619
Cost of shares redeemed	(936,587)	(2,565,022)	(5,809,812)	(46,281)	(23,448,418)	(33,722,216)
Total Institutional Class	(813,566)	(2,242,922)	3,356,516	896,033	(12,976,231)	(17,272,951)
Change in net assets from capital transactions:	$(1,038,465)	$(2,645,205)	$2,582,964	$1,226,262	$(13,040,733)	$(17,564,519)

(a)	Effective February 28, 2020, the Class C had zero assets. On February 28, 2020, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund ceased offering Class C Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	2020 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (a)		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	18,605	8,223	82,454	104,997	280,952	279,302
Reinvested	600	589	11,176	403	48,510	53,476
Redeemed	(26,756)	(24,516)	(111,590)	(67,250)	(376,261)	(403,025)
Total Class A Shares	(7,551)	(15,704)	(17,960)	38,150	(46,799)	(70,247)
Class C Shares
Issued	–	3,496	11,921	2,441	–	–
Reinvested	–	–	1,182	–	–	–
Redeemed	(1,787)	(7,206)	(29,096)	(50,243)	–	–
Total Class C Shares	(1,787)	(3,710)	(15,993)	(47,802)	–	–
Class R Shares
Issued	–	–	78,882	61,077	–	–
Reinvested	10	8	4,690	–	–	–
Redeemed	–	–	(93,279)	(39,561)	–	–
Total Class R Shares	10	8	(9,707)	21,516	–	–
Institutional Service Class Shares
Issued	10,231	–	240	2,342	–	–
Reinvested	1,609	1,632	882	117	–	–
Redeemed	(19,708)	(12,120)	(3,489)	(7,971)	–	–
Total Institutional Service Class Shares	(7,868)	(10,488)	(2,367)	(5,512)	–	–
Institutional Class Shares
Issued	5,484	20,736	335,208	38,526	1,259,907	2,694,648
Reinvested	3,303	4,971	7,329	61	1,485,417	1,594,805
Redeemed	(72,690)	(190,601)	(250,650)	(1,813)	(6,098,779)	(8,867,607)
Total Institutional Class Shares	(63,903)	(164,894)	91,887	36,774	(3,353,455)	(4,578,154)
Total change in shares:	(81,099)	(194,788)	45,860	43,126	(3,400,254)	(4,648,401)

(a)	Effective February 28, 2020, the Class C had zero assets. On February 28, 2020, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund ceased offering Class C Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	101

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$23,274,353	$49,668,973	$(45,591)	$23,198	$(17,817)	$206,612
Net realized gain/(loss) from investments and foreign currency transactions	50,486,945	(7,772,347)	3,119,651	1,922,763	(96,034)	1,260,801
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	220,304,236	908,524,388	(994,426)	1,251,147	1,508,899	1,681,619
Changes in net assets resulting from operations	294,065,534	950,421,014	2,079,634	3,197,108	1,395,048	3,149,032
Distributions to Shareholders From:
Distributable earnings:
Class A	(1,951,827)	(1,592,438)	(516,902)	(383,167)	(868,962)	(2,207,033)
Class C	(124,024)	(31,452)	(1,046,758)	(827,552)	(16,881)	(130,236)
Class R	(1,539,762)	(993,291)	(128,715)	(110,110)	(41,507)	(167,295)
Institutional Service Class	(5,613,349)	(1,985,110)	(28,367)	(37,768)	(9,300)	(33,142)
Institutional Class	(84,695,780)	(81,163,528)	(203,205)	(262,781)	(48,762)	(168,324)
Change in net assets from shareholder distributions	(93,924,742)	(85,765,819)	(1,923,947)	(1,621,378)	(985,412)	(2,706,030)
Change in net assets from capital transactions	(1,167,570,408)	(1,767,027,228)	(6,463,943)	1,654,026	(5,758,382)	(3,804,938)
Change in net assets	(967,429,616)	(902,372,033)	(6,308,256)	3,229,756	(5,348,746)	(3,361,936)
Net Assets:
Beginning of year	4,976,783,600	5,879,155,633	20,198,272	16,968,516	30,565,477	33,927,413
End of year	$4,009,353,984	$4,976,783,600	$13,890,016	$20,198,272	$25,216,731	$30,565,477

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	2020 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,076,891	$37,953,244	$1,202,461	$1,294,656	$710,053	$1,845,880
Dividends reinvested	1,470,556	1,256,868	388,246	287,597	778,955	1,942,808
Cost of shares redeemed	(62,257,358)	(71,367,988)	(2,708,909)	(1,481,280)	(6,114,296)	(5,047,195)
Total Class A	(32,709,911)	(32,157,876)	(1,118,202)	100,973	(4,625,288)	(1,258,507)
Class C Shares
Proceeds from shares issued	1,701,259	3,520,031	89,627	3,726,939	8,871	124,063
Dividends reinvested	93,528	25,515	1,034,134	796,715	10,950	106,927
Cost of shares redeemed	(6,398,572)	(6,613,138)	(4,863,444)	(1,047,978)	(449,273)	(1,289,443)
Total Class C	(4,603,785)	(3,067,592)	(3,739,683)	3,475,676	(429,452)	(1,058,453)
Class R Shares
Proceeds from shares issued	8,471,911	12,142,817	276,677	179,304	126,197	394,623
Dividends reinvested	1,516,758	957,905	128,715	110,110	27,447	103,442
Cost of shares redeemed	(15,309,881)	(9,599,801)	(472,535)	(461,802)	(832,866)	(1,070,663)
Total Class R	(5,321,212)	3,500,921	(67,143)	(172,388)	(679,222)	(572,598)
Institutional Service Class Shares
Proceeds from shares issued	244,923,207	192,426,827	3,000	74,584	5,350	–
Dividends reinvested	5,612,010	1,984,889	28,367	37,768	9,300	33,142
Cost of shares redeemed	(213,562,876)	(43,565,908)	(192,119)	(362,786)	(37,522)	(223,695)
Total Institutional Service Class	36,972,341	150,845,808	(160,752)	(250,434)	(22,872)	(190,553)
Institutional Class Shares
Proceeds from shares issued	549,097,142	741,208,690	340,696	227,043	390,387	269,692
Dividends reinvested	63,089,194	60,527,608	197,284	255,707	46,409	161,915
Cost of shares redeemed	(1,774,094,177)	(2,687,884,787)	(1,916,143)	(1,982,551)	(438,344)	(1,156,434)
Total Institutional Class	(1,161,907,841)	(1,886,148,489)	(1,378,163)	(1,499,801)	(1,548)	(724,827)
Change in net assets from capital transactions:	$(1,167,570,408)	$(1,767,027,228)	$(6,463,943)	$1,654,026	$(5,758,382)	$(3,804,938)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	103

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	1,950,715	2,630,531	155,754	194,208	54,833	149,937
Reinvested	92,430	94,006	51,018	48,663	58,392	176,298
Redeemed	(4,417,229)	(4,865,349)	(380,378)	(216,054)	(490,494)	(407,919)
Total Class A Shares	(2,374,084)	(2,140,812)	(173,606)	26,817	(377,269)	(81,684)
Class C Shares
Issued	107,678	256,048	58,896	1,707,451	742	11,119
Reinvested	5,893	1,916	590,934	488,783	878	10,361
Redeemed	(435,106)	(454,862)	(2,637,390)	(539,872)	(38,162)	(111,781)
Total Class C Shares	(321,535)	(196,898)	(1,987,560)	1,656,362	(36,542)	(90,301)
Class R Shares
Issued	603,346	841,148	40,328	30,040	10,421	34,157
Reinvested	96,302	72,349	19,240	20,973	2,159	9,851
Redeemed	(1,014,731)	(661,717)	(70,135)	(74,218)	(68,244)	(91,318)
Total Class R Shares	(315,083)	251,780	(10,567)	(23,205)	(55,664)	(47,310)
Institutional Service Class Shares
Issued	18,091,619	13,126,790	344	10,326	400	–
Reinvested	352,513	148,348	3,564	6,131	688	2,970
Redeemed	(16,305,879)	(2,931,104)	(24,322)	(51,273)	(2,735)	(18,269)
Total Institutional Service Class Shares	2,138,253	10,344,034	(20,414)	(34,816)	(1,647)	(15,299)
Institutional Class Shares
Issued	38,370,060	50,687,032	41,379	30,604	30,957	21,710
Reinvested	3,955,435	4,520,359	23,913	40,205	3,482	14,706
Redeemed	(127,492,592)	(185,587,668)	(231,032)	(273,008)	(35,898)	(93,234)
Total Institutional Class Shares	(85,167,097)	(130,380,277)	(165,740)	(202,199)	(1,459)	(56,818)
Total change in shares:	(86,039,546)	(122,122,173)	(2,357,887)	1,422,959	(472,581)	(291,412)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

104	2020 Annual Report

Statements of Changes in Net Assets

	Aberdeen Global Infrastructure Fund		Aberdeen International Equity Fund		Aberdeen International Real Estate Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,420,686	$1,650,632	$694,787	$2,948,774	$706,225	$1,591,437
Net realized gain/(loss) from investments and foreign currency transactions	(633,944)	2,590,904	(735,983)	2,344,068	449,431	(1,386,771)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(9,646,398)	14,206,166	17,504,289	29,819,473	(7,020,109)	17,631,629
Changes in net assets resulting from operations	(7,859,656)	18,447,702	17,463,093	35,112,315	(5,864,453)	17,836,295
Distributions to Shareholders From:
Distributable earnings:
Class A	(378,080)	(402,634)	(234,561)	(516,752)	(19,990)	(4,295)
Class C	–	–	(2,997)	(122,196)	–	–
Class R	–	–	(27,395)	(97,249)	–	–
Institutional Service Class	–	–	(1,139,978)	(2,167,942)	–	–
Institutional Class	(2,878,797)	(3,069,477)	(1,343,116)	(3,556,639)	(6,392,314)	(3,278,463)
Tax return of capital:
Class A	(76,914)	–	–	–	–	–
Class C	–	–	–	–	–	–
Class R	–	–	–	–	–	–
Institutional Service Class	–	–	–	–	–	–
Institutional Class	(529,317)	–	–	–	–	–
Change in net assets from shareholder distributions	(3,863,108)	(3,472,111)	(2,748,047)	(6,460,778)	(6,412,304)	(3,282,758)
Change in net assets from capital transactions	(46,649,052)	(22,093,191)	(15,793,228)	(205,327,586)	(23,819,904)	(55,436,851)
Change in net assets	(58,371,816)	(7,117,600)	(1,078,182)	(176,676,049)	(36,096,661)	(40,883,314)
Net Assets:
Beginning of year	100,217,276	107,334,876	218,451,391	395,127,440	56,687,686	97,571,000
End of year	$41,845,460	$100,217,276	$217,373,209	$218,451,391	$20,591,025	$56,687,686

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	105

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen International Equity Fund		Aberdeen International Real Estate Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$575,513	$1,063,944	$1,898,121	$7,733,975	$17,400	$17,932
Dividends reinvested	371,684	337,550	203,648	427,245	1,728	441
Cost of shares redeemed	(2,849,843)	(2,812,260)	(6,865,084)	(10,862,911)	(139,211)	(2,229)
Total Class A	(1,902,646)	(1,410,766)	(4,763,315)	(2,701,691)	(120,083)	16,144
Class C Shares
Proceeds from shares issued	–	–	140,962	110,330	–	–
Dividends reinvested	–	–	2,522	107,651	–	–
Cost of shares redeemed	–	–	(2,249,490)	(4,540,397)	–	–
Total Class C	–	–	(2,106,006)	(4,322,416)	–	–
Class R Shares
Proceeds from shares issued	–	–	225,464	471,254	–	–
Dividends reinvested	–	–	23,945	77,976	–	–
Cost of shares redeemed	–	–	(1,231,526)	(2,018,567)	–	–
Total Class R	–	–	(982,117)	(1,469,337)	–	–
Institutional Service Class Shares
Proceeds from shares issued	–	–	1,498,932	1,391,256	–	–
Dividends reinvested	–	–	1,083,091	2,067,851	–	–
Cost of shares redeemed	–	–	(11,008,743)	(11,137,055)	–	–
Total Institutional Service Class	–	–	(8,426,720)	(7,677,948)	–	–
Institutional Class Shares
Proceeds from shares issued	3,078,861	3,976,855	9,234,936	11,714,632	220,196	230,203
Dividends reinvested	1,682,504	1,468,113	1,336,975	3,545,019	3,228,360	959,011
Cost of shares redeemed	(49,507,771)	(26,127,393)	(10,086,981)	(204,415,845)	(27,148,377)	(56,642,209)
Total Institutional Class	(44,746,406)	(20,682,425)	484,930	(189,156,194)	(23,699,821)	(55,452,995)
Change in net assets from capital transactions:	$(46,649,052)	$(22,093,191)	$(15,793,228)	$(205,327,586)	$(23,819,904)	$(55,436,851)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	2020 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Infrastructure Fund		Aberdeen International Equity Fund		Aberdeen International Real Estate Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	27,759	51,912	127,940	564,785	944	812
Reinvested	18,598	16,576	13,284	34,098	81	23
Redeemed	(145,137)	(140,193)	(463,845)	(794,199)	(7,307)	(107)
Total Class A Shares	(98,780)	(71,705)	(322,621)	(195,316)	(6,282)	728
Class C Shares
Issued	–	–	9,880	8,567	–	–
Reinvested	–	–	174	9,123	–	–
Redeemed	–	–	(160,311)	(352,073)	–	–
Total Class C Shares	–	–	(150,257)	(334,383)	–	–
Class R Shares
Issued	–	–	15,925	36,086	–	–
Reinvested	–	–	1,638	6,525	–	–
Redeemed	–	–	(86,681)	(155,380)	–	–
Total Class R Shares	–	–	(69,118)	(112,769)	–	–
Institutional Service Class Shares
Issued	–	–	100,099	99,555	–	–
Reinvested	–	–	69,340	162,057	–	–
Redeemed	–	–	(729,057)	(786,836)	–	–
Total Institutional Service Class Shares	–	–	(559,618)	(525,224)	–	–
Institutional Class Shares
Issued	149,493	191,568	607,377	831,207	11,184	10,713
Reinvested	84,247	71,852	85,266	276,955	149,877	49,306
Redeemed	(2,500,768)	(1,325,331)	(663,191)	(14,476,213)	(1,382,002)	(2,524,599)
Total Institutional Class Shares	(2,267,028)	(1,061,911)	29,452	(13,368,051)	(1,220,941)	(2,464,580)
Total change in shares:	(2,365,808)	(1,133,616)	(1,072,162)	(14,535,743)	(1,227,223)	(2,463,852)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	107

Statements of Changes in Net Assets

	Aberdeen International Small Cap Fund (a)		Aberdeen Realty Income & Growth Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(272,690)	$747,737	$1,203,062	$1,677,006	$(5,129)	$2,119
Net realized gain/(loss) from investments and foreign currency transactions	(1,298,863)	4,867,429	7,265,239	10,901,067	178,397	97,916
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	16,867,212	5,035,236	(21,294,723)	5,127,844	158,107	175,201
Changes in net assets resulting from operations	15,295,659	10,650,402	(12,826,422)	17,705,917	331,375	275,236
Distributions to Shareholders From:
Distributable earnings:
Class A	(4,124,107)	(7,408,418)	(356,849)	(680,522)	(5,949)	(4,034)
Class C	(37,679)	(85,179)	–	–	(875)	(593)
Class R	(106,923)	(311,714)	–	–	(875)	(598)
Institutional Service Class	(2,247)	(5,780)	–	–	(2,767)	(1,941)
Institutional Class	(1,888,315)	(1,394,265)	(10,781,178)	(26,989,265)	(88,350)	(61,772)
Change in net assets from shareholder distributions	(6,159,271)	(9,205,356)	(11,138,027)	(27,669,787)	(98,816)	(68,938)
Change in net assets from capital transactions	16,139,945	47,651,139	(5,403,350)	2,213,119	136,913	79,380
Change in net assets	25,276,333	49,096,185	(29,367,799)	(7,750,751)	369,472	285,678
Net Assets:
Beginning of year	113,817,365	64,721,180	77,573,146	85,323,897	1,799,318	1,513,640
End of year	$139,093,698	$113,817,365	$48,205,347	$77,573,146	$2,168,790	$1,799,318

(a)	Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	2020 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund (a)		Aberdeen Realty Income & Growth Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,475,177	$27,276,922	$600,041	$823,710	$32,402	$2,042
Dividends reinvested	4,009,366	7,070,197	267,327	551,648	5,885	4,033
Cost of shares redeemed	(17,795,163)	(8,400,839)	(453,190)	(544,121)	(35)	(35)
Total Class A	8,689,380	25,946,280	414,178	831,237	38,252	6,040
Class C Shares
Proceeds from shares issued	44,253	426,112	–	–	–	–
Dividends reinvested	37,679	78,111	–	–	875	594
Cost of shares redeemed	(371,746)	(248,855)	–	–	–	–
Total Class C	(289,814)	255,368	–	–	875	594
Class R Shares
Proceeds from shares issued	756,991	573,222	–	–	–	–
Dividends reinvested	104,980	250,947	–	–	875	599
Cost of shares redeemed	(1,322,375)	(1,148,819)	–	–	–	–
Total Class R	(460,404)	(324,650)	–	–	875	599
Institutional Service Class Shares
Proceeds from shares issued	1,597	61,671	–	–	–	1,055
Dividends reinvested	2,247	5,780	–	–	2,767	1,941
Cost of shares redeemed	(41,337)	(66,053)	–	–	(30)	(1,113)
Total Institutional Service Class	(37,493)	1,398	–	–	2,737	1,883
Institutional Class Shares
Proceeds from shares issued	22,918,036	29,632,138	1,740,144	4,795,392	32,964	15,279
Dividends reinvested	1,887,586	1,366,383	10,093,031	20,651,575	88,350	61,769
Cost of shares redeemed	(16,567,346)	(9,225,778)	(17,650,703)	(24,065,085)	(27,140)	(6,784)
Total Institutional Class	8,238,276	21,772,743	(5,817,528)	1,381,882	94,174	70,264
Change in net assets from capital transactions:	$16,139,945	$47,651,139	$(5,403,350)	$2,213,119	$136,913	$79,380

(a)	Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	109

Statements of Changes in Net Assets (concluded)

	Aberdeen International Small Cap Fund (a)		Aberdeen Realty Income & Growth Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	853,368	1,016,646	44,651	45,786	2,124	156
Reinvested	143,243	297,943	18,007	37,999	433	378
Redeemed	(690,453)	(310,151)	(34,005)	(35,469)	(3)	(3)
Total Class A Shares	306,158	1,004,438	28,653	48,316	2,554	531
Class C Shares
Issued	1,695	17,766	–	–	–	–
Reinvested	1,488	3,618	–	–	66	57
Redeemed	(15,376)	(9,913)	–	–	–	–
Total Class C Shares	(12,193)	11,471	–	–	66	57
Class R Shares
Issued	31,007	22,837	–	–	–	–
Reinvested	3,989	11,208	–	–	65	57
Redeemed	(50,260)	(43,751)	–	–	–	–
Total Class R Shares	(15,264)	(9,706)	–	–	65	57
Institutional Service Class Shares
Issued	56	2,451	–	–	–	85
Reinvested	80	242	–	–	203	182
Redeemed	(1,607)	(2,515)	–	–	(2)	(89)
Total Institutional Service Class Shares	(1,471)	178	–	–	201	178
Institutional Class Shares
Issued	859,355	1,101,070	122,029	291,703	2,311	1,266
Reinvested	67,222	57,483	688,954	1,405,211	6,463	5,778
Redeemed	(648,619)	(334,129)	(1,267,890)	(1,425,279)	(1,745)	(547)
Total Institutional Class Shares	277,958	824,424	(456,907)	271,635	7,029	6,497
Total change in shares:	555,188	1,830,805	(428,254)	319,951	9,915	7,320

(a)	Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

110	2020 Annual Report

Statements of Changes in Net Assets

	Aberdeen U.S. Multi-Cap Equity Fund (a)		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$ (627,102)	$ 475,183	$ (2,939,644)	$ (951,143)
Net realized gain from investments and foreign currency transactions	48,986,120	35,959,845	60,922,317	82,945,620
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	13,838,958	21,035,276	(4,343,412)	(18,861,916)
Changes in net assets resulting from operations	62,197,976	57,470,304	53,639,261	63,132,561
Distributions to Shareholders From:
Distributable earnings:
Class A	(24,589,062)	(25,448,786)	(11,473,361)	(23,097,879)
Class C	(156,405)	(355,773)	(4,244,876)	(9,134,079)
Class R	(1,083)	(14,906)	(421,143)	(899,689)
Institutional Service Class	(10,744,381)	(11,111,822)	(2,799,098)	(5,133,246)
Institutional Class	(818,661)	(689,735)	(42,054,120)	(122,425,757)
Change in net assets from shareholder distributions	(36,309,592)	(37,621,022)	(60,992,598)	(160,690,650)
Change in net assets from capital transactions	1,017,750	2,012,837	(119,902,008)	(665,036,118)
Change in net assets	26,906,134	21,862,119	(127,255,345)	(762,594,207)
Net Assets:
Beginning of year	371,807,826	349,945,707	860,623,185	1,623,217,392
End of year	$398,713,960	$371,807,826	$733,367,840	$860,623,185

(a)  Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Multi-Cap Equity Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	111

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund (a)		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$ 2,958,841	$ 3,433,847	$ 16,227,633	$ 37,016,828
Dividends reinvested	22,321,664	23,163,037	9,715,490	19,798,085
Cost of shares redeemed	(25,099,337)	(25,284,220)	(58,094,309)	(109,265,486)
Total Class A	181,168	1,312,664	(32,151,186)	(52,450,573)
Class C Shares
Proceeds from shares issued	148,630	160,291	2,708,476	6,246,065
Dividends reinvested	120,441	320,370	3,470,356	7,650,172
Cost of shares redeemed	(600,552)	(1,921,244)	(16,088,725)	(34,869,006)
Total Class C	(331,481)	(1,440,583)	(9,909,893)	(20,972,769)
Class R Shares
Proceeds from shares issued	1,786	19,223	803,669	3,610,280
Dividends reinvested	–	33	276,258	294,972
Cost of shares redeemed	(13,850)	(133,914)	(2,713,095)	(6,545,629)
Total Class R	(12,064)	(114,658)	(1,633,168)	(2,640,377)
Institutional Service Class Shares
Proceeds from shares issued	674,167	510,397	7,326,377	10,168,189
Dividends reinvested	10,474,284	10,854,492	2,719,643	5,033,420
Cost of shares redeemed	(11,541,725)	(10,647,079)	(19,150,853)	(22,530,956)
Total Institutional Service Class	(393,274)	717,810	(9,104,833)	(7,329,347)
Institutional Class Shares
Proceeds from shares issued	3,061,512	2,411,630	167,070,278	234,314,105
Dividends reinvested	796,937	663,657	35,496,582	112,746,347
Cost of shares redeemed	(2,285,048)	(1,537,683)	(269,669,788)	(928,703,504)
Total Institutional Class	1,573,401	1,537,604	(67,102,928)	(581,643,052)
Change in net assets from capital transactions:	$ 1,017,750	$ 2,012,837	$ (119,902,008)	$ (665,036,118)

(a)	Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Multi-Cap Equity Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

112	2020 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund (a)		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	230,734	296,963	507,911	1,185,490
Reinvested	1,777,203	2,316,304	301,069	726,002
Redeemed	(1,950,163)	(2,116,338)	(1,895,512)	(3,460,127)
Total Class A Shares	57,774	496,929	(1,086,532)	(1,548,635)
Class C Shares
Issued	13,302	16,555	104,097	242,780
Reinvested	11,570	37,691	130,563	333,051
Redeemed	(54,864)	(196,254)	(643,327)	(1,321,076)
Total Class C Shares	(29,992)	(142,008)	(408,667)	(745,245)
Class R Shares
Issued	154	2,006	28,406	134,105
Reinvested	–	4	9,503	11,875
Redeemed	(1,329)	(11,747)	(94,848)	(229,318)
Total Class R Shares	(1,175)	(9,737)	(56,939)	(83,338)
Institutional Service Class Shares
Issued	50,790	40,414	230,034	299,939
Reinvested	774,153	1,015,387	78,557	173,447
Redeemed	(845,170)	(848,426)	(576,967)	(671,930)
Total Institutional Service Class Shares	(20,227)	207,375	(268,376)	(198,544)
Institutional Class Shares
Issued	210,706	185,676	5,167,805	7,120,397
Reinvested	58,641	61,851	1,025,616	3,886,465
Redeemed	(169,900)	(121,735)	(8,464,657)	(27,674,250)
Total Institutional Class Shares	99,447	125,792	(2,271,236)	(16,667,388)
Total change in shares:	105,827	678,351	(4,091,750)	(19,243,150)

(a)	Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Multi-Cap Equity Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	113

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$13.84	$0.04		$ 1.95	$ 1.99	$ (0.16)	$ (0.16)	$15.67
Year Ended October 31, 2019	11.63	0.12		2.20	2.32	(0.11)	(0.11)	13.84
Year Ended October 31, 2018	13.41	0.11		(1.72)	(1.61)	(0.17)	(0.17)	11.63
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	–	–	13.41
Year Ended October 31, 2016	10.04	0.18	(f)	0.48	0.66	(0.21)	(0.21)	10.49
Class R Shares
Year Ended October 31, 2020	13.75	0.02		1.92	1.94	(0.14)	(0.14)	15.55
Year Ended October 31, 2019	11.56	0.11		2.17	2.28	(0.09)	(0.09)	13.75
Year Ended October 31, 2018	13.33	0.08		(1.70)	(1.62)	(0.15)	(0.15)	11.56
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	–	–	13.33
Year Ended October 31, 2016	10.02	0.16	(f)	0.48	0.64	(0.21)	(0.21)	10.45
Institutional Service Class Shares
Year Ended October 31, 2020	13.92	0.07		1.95	2.02	(0.19)	(0.19)	15.75
Year Ended October 31, 2019	11.70	0.16		2.21	2.37	(0.15)	(0.15)	13.92
Year Ended October 31, 2018	13.48	0.13		(1.72)	(1.59)	(0.19)	(0.19)	11.70
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	–	–	13.48
Year Ended October 31, 2016	10.06	0.21	(f)	0.47	0.68	(0.21)	(0.21)	10.53
Institutional Class Shares
Year Ended October 31, 2020	13.97	0.08		1.96	2.04	(0.18)	(0.18)	15.83
Year Ended October 31, 2019	11.73	0.16		2.22	2.38	(0.14)	(0.14)	13.97
Year Ended October 31, 2018	13.50	0.14		(1.72)	(1.58)	(0.19)	(0.19)	11.73
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	–	–	13.50
Year Ended October 31, 2016	10.07	0.05	(f)	0.62	0.67	(0.21)	(0.21)	10.53

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

114     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)

14.49%		$ 785	1.54%(e)	4.73%(e)	0.29%		29.67%
20.15%		798	1.55%(e)	4.15%(e)	0.96%		16.38%
(12.16%)		853	1.55%(e)	3.15%(e)	0.83%		69.85%
27.84%		1,041	1.55%(e)	3.46%(e)	1.01%		20.14%
6.86	%(f)	748	1.54%(e)	1.70%(e)	1.88	%(f)	39.84%

14.22%		16	1.75%(e)	4.94%(e)	0.14%		29.67%
19.87%		14	1.75%(e)	4.35%(e)	0.82%		16.38%
(12.31%)		12	1.76%(e)	3.36%(e)	0.58%		69.85%
27.56%		13	1.76%(e)	3.67%(e)	0.81%		20.14%
6.63	%(f)	10	1.76%(e)	1.92%(e)	1.68	%(f)	39.84%

14.66%		1,877	1.35%(e)	4.54%(e)	0.51%		29.67%
20.43%		1,768	1.35%(e)	3.95%(e)	1.20%		16.38%
(11.99%)		1,610	1.34%(e)	2.94%(e)	0.96%		69.85%
28.02%		2,036	1.33%(e)	3.24%(e)	0.65%		20.14%
7.08	%(f)	4,291	1.28%(e)	1.44%(e)	2.14	%(f)	39.84%

14.75%		3,427	1.25%(e)	4.57%(e)	0.59%		29.67%
20.54%		3,916	1.25%(e)	3.97%(e)	1.24%		16.38%
(11.88%)		5,223	1.26%(e)	2.95%(e)	1.02%		69.85%
28.21%		7,939	1.26%(e)	3.24%(e)	1.15%		20.14%
6.97	%(f)	9,558	1.26%(e)	1.43%(e)	0.57	%(f)	39.84%

(e)	Includes interest expense that amounts to less than 0.01% for Class A, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2020 and October 31, 2016. Includes interest expense that amounts to 0.01% for Class A, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2019, October 31, 2018 and October 31, 2017.
(f)	Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years' custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.16%, 0.16% and 0.02% for Class A, Class R, Institutional Service Class and Institutional Class, respectively.

2020 Annual Report    115

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$25.61	$ 0.08	$ 9.29	$ 9.37	$ – (e)	$(1.08)	$ (1.08)	$33.90
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	–	(0.23)	19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	–	(0.20)	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	–	18.46
Class C Shares
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	–	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	–	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	–	17.64
Class R Shares
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	–	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	–	(0.15)	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	–	18.13
Institutional Service Class Shares
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	–	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	–	(0.23)	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	–	18.55
Institutional Class Shares
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	–	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	–	(0.25)	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	–	18.58

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

116     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

38.06	%(g)	$10,888	1.32	%(f)	2.55	%(f)	0.28%	56.48%
29.21%		8,685	1.60	%(f)	3.19	%(f)	0.30%	115.09%
(10.76%)		5,978	1.95	%(f)	3.01	%(f)	0.27%	26.13%
23.15%		7,492	1.97	%(f)	3.04	%(f)	0.98%	23.58%
2.90%		7,301	1.95	%(f)	2.84	%(f)	1.10%	15.75%

37.13%		587	1.99	%(f)	3.37	%(f)	(0.37%)	56.48%
28.24%		839	2.38	%(f)	3.99	%(f)	(0.96%)	115.09%
(11.32%)		1,568	2.62	%(f)	3.81	%(f)	(0.42%)	26.13%
22.39%		2,437	2.62	%(f)	3.83	%(f)	0.14%	23.58%
2.20%		3,609	2.62	%(f)	3.60	%(f)	0.37%	15.75%

37.63	%(g)	3,215	1.62	%(f)	2.85	%(f)	(0.23%)	56.48%
28.75%		2,682	1.92	%(f)	3.52	%(f)	0.07%	115.09%
(11.07%)		1,664	2.27	%(f)	3.33	%(f)	0.18%	26.13%
22.77%		1,851	2.31	%(f)	3.38	%(f)	0.74%	23.58%
2.55%		1,378	2.28	%(f)	3.17	%(f)	0.95%	15.75%

38.37%		639	1.09	%(f)	2.32	%(f)	0.55%	56.48%
29.52%		543	1.40	%(f)	2.96	%(f)	0.45%	115.09%
(10.57%)		532	1.72	%(f)	2.78	%(f)	0.49%	26.13%
23.54%		620	1.71	%(f)	2.78	%(f)	1.12%	23.58%
3.06%		735	1.79	%(f)	2.68	%(f)	1.29%	15.75%

38.55%		4,919	0.99	%(f)	2.34	%(f)	0.20%	56.48%
29.59%		1,336	1.16	%(f)	2.97	%(f)	1.09%	115.09%
(10.46%)		299	1.62	%(f)	2.78	%(f)	0.21%	26.13%
23.62%		927	1.62	%(f)	2.78	%(f)	0.94%	23.58%
3.22%		1,575	1.62	%(f)	2.56	%(f)	1.47%	15.75%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Less than $0.005 per share.
(f)	Includes interest expense that amounts to less than 0.01%
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report     117

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$3.99	$0.20	(d)	$(0.28)	$(0.08)	$(0.23)	$ –	$(0.23)	$ –		$3.68
Year Ended October 31, 2019	3.85	0.23	(d)	0.14	0.37	(0.23)	–	(0.23)	–		3.99
Year Ended October 31, 2018(f)	4.04	0.17	(d)	(0.13)	0.04	(0.23)	0.00 (g)	(0.23)	0.00	(g)	3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	(0.01)	(0.23)	0.00	(g)	4.04
Year Ended October 31, 2016	3.73	0.18		(0.19)	(0.01)	(0.21)	(0.02)	(0.23)	0.00	(g)	3.49
Institutional Class Shares
Year Ended October 31, 2020	4.00	0.21	(d)	(0.28)	(0.07)	(0.24)	–	(0.24)	–		3.69
Year Ended October 31, 2019	3.85	0.24	(d)	0.15	0.39	(0.24)	–	(0.24)	–		4.00
Year Ended October 31, 2018(f)	4.04	0.18	(d)	(0.13)	0.05	(0.24)	0.00 (g)	(0.24)	0.00	(g)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	(0.01)	(0.24)	0.00	(g)	4.04
Year Ended October 31, 2016	3.73	0.21		(0.21)	0.00	(0.22)	(0.02)	(0.24)	0.00	(g)	3.49

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

118     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

		Ratios/Supplemental Data

Total Return (a)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

(2.04	%)(e)	$ 3,885	1.50%		1.60%		5.20%	85.01%
10.02	%(e)	4,399	1.50%		1.61%		6.00%	105.70%
0.79%		4,505	1.52	%(h)	1.60	%(h)	4.17%	66.16%
22.92%		3,379	1.54	%(h)	1.58	%(h)	6.14%	82.00%
(0.06%)		3,865	1.55	%(h)	1.56	%(h)	5.02%	88.00%

(1.77%)		100,350	1.25%		1.35%		5.37%	85.01%
10.60%		122,197	1.25%		1.33%		6.21%	105.70%
1.02%		135,262	1.28	%(h)	1.35	%(h)	4.44%	66.16%
23.22%		160,696	1.29	%(h)	1.33	%(h)	5.95%	82.00%
0.18%		151,200	1.30	%(h)	1.31	%(h)	6.13%	88.00%

(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to 0.03%, 0.04%, and 0.01% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, respectively.

2020 Annual Report     119

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$15.30	$ 0.01		$ 1.71	$ 1.72	$(0.22)	$(0.01)	$(0.23)	$16.79
Year Ended October 31, 2019	13.12	0.07		2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Year Ended October 31, 2018	15.74	0.07		(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	–	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	– (f)	(0.13)	(0.13)	13.53
Class C Shares
Year Ended October 31, 2020	15.18	(0.06)		1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Year Ended October 31, 2019	12.97	–	(f)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	–	(f)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	–	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	–	(0.13)	(0.13)	13.35
Class R Shares
Year Ended October 31, 2020	15.14	–	(f)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Year Ended October 31, 2019	13.00	0.07		2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	–	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	–	(0.13)	(0.13)	13.43
Institutional Service Class Shares
Year Ended October 31, 2020	15.37	0.07		1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Year Ended October 31, 2019	13.19	0.23		2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	–	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Institutional Class Shares
Year Ended October 31, 2020	15.39	0.09		1.72	1.81	(0.29)	(0.01)	(0.30)	16.90
Year Ended October 31, 2019	13.20	0.13		2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	–	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	–	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

120     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

11.31%		$ 107,572	1.59	%(e)	1.59	%(e)	0.09%	26.13%
17.89%		134,382	1.59	%(e)	1.59	%(e)	0.46%	14.86%
(15.80%)		143,297	1.59	%(e)	1.59	%(e)	0.49%	20.39%
17.39%		208,084	1.56%		1.56%		0.70%	16.55%
12.04%		188,315	1.48	%(e)	1.49	%(e)	0.91%	9.19%

10.74%		11,786	2.10	%(e)	2.19	%(e)	(0.40%)	26.13%
17.26%		15,611	2.10	%(e)	2.20	%(e)	(0.03%)	14.86%
(16.20%)		15,886	2.10	%(e)	2.21	%(e)	–(g)	20.39%
16.75%		28,618	2.10%		2.28%		0.16%	16.55%
11.26%		25,054	2.10	%(e)	2.20	%(e)	0.28%	9.19%

11.13%		113,707	1.73	%(e)	1.73	%(e)	0.01%	26.13%
17.72%		108,487	1.75	%(e)	1.75	%(e)	0.48%	14.86%
(15.93%)		89,874	1.75	%(e)	1.75	%(e)	0.40%	20.39%
17.13%		79,767	1.78%		1.78%		0.55%	16.55%
11.65%		47,410	1.77	%(e)	1.78	%(e)	0.69%	9.19%

11.64	%(h)	362,229	1.24	%(e)	1.24	%(e)	0.50%	26.13%
18.38	%(h)	297,466	1.24	%(e)	1.24	%(e)	1.55%	14.86%
(15.48%)		118,917	1.16	%(e)	1.16	%(e)	0.89%	20.39%
17.75%		205,880	1.28%		1.28%		0.96%	16.55%
12.25%		333,964	1.28	%(e)	1.29	%(e)	1.13%	9.19%

11.86%		3,414,059	1.10	%(e)	1.18	%(e)	0.59%	26.13%
18.45%		4,420,838	1.10	%(e)	1.16	%(e)	0.91%	14.86%
(15.38%)		5,511,182	1.10	%(e)	1.14	%(e)	1.00%	20.39%
17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
12.41	%(h)	7,365,757	1.10	%(e)	1.14	%(e)	1.32%	9.19%

(e)  Includes interest expense that amounts to less than 0.01%.

(f)  Less than $0.005 per share.

(g)  Amount is less than 0.005%.

(h)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report     121

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2020	$ 7.59	$(0.01)	$ 0.96	$ 0.95	$ – (g)	$(0.46)	$(0.46)	$8.08	12.88%
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59	17.62%
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	–	(2.31)	(2.31)	6.85	8.32%
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	–	(1.07)	(1.07)	8.52	9.69%
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	–	(1.30)	(1.30)	8.81	(1.68%)
Class C Shares
Year Ended October 31, 2020	2.08	(0.02)	0.25	0.23	(0.01)	(0.46)	(0.47)	1.84	11.83%
Year Ended October 31, 2019	2.17	(0.01)	0.28	0.27	–	(0.36)	(0.36)	2.08	17.22%
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	–	(2.31)	(2.31)	2.17	7.45%
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	–	(1.07)	(1.07)	4.22	8.89%
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	–	(1.30)	(1.30)	4.92	(2.35%)
Class R Shares
Year Ended October 31, 2020	6.73	(0.03)	0.85	0.82	–	(0.46)	(0.46)	7.09	12.54%
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73	17.39%
Year Ended October 31, 2018	7.88	– (g)	0.56	0.56	–	(2.31)	(2.31)	6.13	7.89%
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	–	(1.07)	(1.07)	7.88	9.35%
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	–	(1.30)	(1.30)	8.25	(2.01%)
Institutional Service Class Shares
Year Ended October 31, 2020	7.92	– (g)	1.00	1.00	(0.01)	(0.46)	(0.47)	8.45	12.96%
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92	17.96%
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	–	(2.31)	(2.31)	7.11	8.50%
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	–	(1.07)	(1.07)	8.75	9.96%
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	–	(1.30)	(1.30)	9.00	(1.54%)
Institutional Class Shares
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78	13.14%
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20	18.10%
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	–	(2.31)	(2.31)	7.34	8.69%
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	–	(1.07)	(1.07)	8.95	10.12%
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	–	(1.30)	(1.30)	9.17	(1.40%)

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Indicates the dividend expense charged for the period to average net assets.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

122     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (concluded)

	Ratios/Supplemental Data

Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)

$ 7,618	1.24	%(h)	2.13	%(h)	(0.17%)	–	45.98%
8,481	1.25%		2.09%		0.20%	–	54.04%
7,466	1.32	%(h)	2.03	%(h)	0.34%	0.04%	112.97%
9,479	2.80	%(h)	3.22	%(h)	(1.39%)	1.18%	35.38%
11,397	3.04%		3.28%		(1.70%)	1.45%	36.34%

528	1.90	%(h)	2.84	%(h)	(0.85%)	–	45.98%
4,734	1.90%		2.83%		(0.48%)	–	54.04%
1,345	1.97	%(h)	2.77	%(h)	(0.32%)	0.04%	112.97%
1,837	3.47	%(h)	4.09	%(h)	(2.05%)	1.21%	35.38%
3,430	3.69%		4.02%		(2.33%)	1.44%	36.34%

1,952	1.43	%(h)	2.32	%(h)	(0.37%)	–	45.98%
1,924	1.55%		2.39%		(0.09%)	–	54.04%
1,895	1.69	%(h)	2.40	%(h)	(0.04%)	0.04%	112.97%
2,269	3.14	%(h)	3.56	%(h)	(1.72%)	1.18%	35.38%
2,633	3.34%		3.58%		(2.01%)	1.44%	36.34%

340	1.04	%(h)	1.93	%(h)	0.02%	–	45.98%
480	1.05%		1.89%		0.45%	–	54.04%
679	1.07	%(h)	1.79	%(h)	0.55%	0.04%	112.97%
840	2.62	%(h)	3.04	%(h)	(1.21%)	1.17%	35.38%
693	2.85%		3.10%		(1.54%)	1.43%	36.34%

3,451	0.90	%(h)	1.94	%(h)	0.17%	–	45.98%
4,580	0.90%		1.89%		0.58%	–	54.04%
5,583	0.98	%(h)	1.83	%(h)	0.63%	0.06%	112.97%
12,413	2.56	%(h)	3.07	%(h)	(1.13%)	1.30%	35.38%
52,527	2.71%		3.01%		(1.36%)	1.46%	36.34%

(e)  Dividend expense ratio includes broker related expenses for securities sold short.

(f)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  Less than $0.005 per share.

(h)  Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2020 and October 31, 2018. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.

2020 Annual Report     123

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$12.87	$(0.01)	$ 0.77	$ 0.76	$(0.08)	$(0.34)	$(0.42)	$ 13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Year Ended October 31, 2018	14.66	0.09	(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Year Ended October 31, 2017	12.35	0.10	2.30	2.40	(0.09)	–	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10	0.13	0.23	(0.03)	–	(0.03)	12.35
Class C Shares
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	– (g)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01	2.18	2.19	(0.06)	–	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02	0.12	0.14	(0.01)	–	(0.01)	11.65
Class R Shares
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03	(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04	2.22	2.26	(0.10)	–	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08	0.11	0.19	(0.02)	–	(0.02)	11.88
Institutional Service Class Shares
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13	(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13	2.34	2.47	(0.13)	–	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14	0.13	0.27	(0.04)	–	(0.04)	12.53
Institutional Class Shares
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14	(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16	2.26	2.42	(0.13)	–	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14	0.14	0.28	(0.04)	–	(0.04)	12.40

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

124     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

5.93	%(f)	$22,455	1.53	%(e)	2.17	%(e)	(0.06%)	29.04%
10.40	%(f)	26,719	1.53	%(e)	2.07	%(e)	0.66%	32.68%
(4.97%)		27,530	1.53%		1.92%		0.67%	22.06%
19.58%		34,296	1.56	%(e)	1.68	%(e)	0.71%	24.98%
1.93%		48,350	1.56	%(e)	1.63	%(e)	0.82%	21.59%

5.24%		205	2.19	%(e)	3.04	%(e)	(0.68%)	29.04%
9.62%		638	2.19	%(e)	2.95	%(e)	0.05%	32.68%
(5.53%)		1,713	2.19%		2.77%		0.02%	22.06%
18.85%		2,181	2.19	%(e)	2.51	%(e)	0.06%	24.98%
1.24%		1,495	2.19	%(e)	2.36	%(e)	0.20%	21.59%

5.58%		898	1.91	%(e)	2.55	%(e)	(0.42%)	29.04%
9.83%		1,554	1.94	%(e)	2.48	%(e)	0.26%	32.68%
(5.27%)		2,120	1.94%		2.33%		0.26%	22.06%
19.15%		3,107	1.90	%(e)	2.02	%(e)	0.31%	24.98%
1.64%		1,348	1.84	%(e)	1.91	%(e)	0.66%	21.59%

6.25%		250	1.29	%(e)	1.93	%(e)	0.18%	29.04%
10.56%		265	1.29	%(e)	1.83	%(e)	0.88%	32.68%
(4.65%)		460	1.26%		1.65%		0.94%	22.06%
19.97%		570	1.29	%(e)	1.41	%(e)	0.94%	24.98%
2.26%		1	1.19	%(e)	1.26	%(e)	1.17%	21.59%

6.39%		1,409	1.19	%(e)	1.88	%(e)	0.27%	29.04%
10.71%		1,390	1.19	%(e)	1.77	%(e)	1.01%	32.68%
(4.63%)		2,104	1.19%		1.62%		1.01%	22.06%
19.75%		2,699	1.19	%(e)	1.32	%(e)	1.21%	24.98%
2.36%		36,167	1.19	%(e)	1.27	%(e)	1.19%	21.59%

(e)  Includes interest expense that amounts to less than 0.01%.

(f)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(g)  Less than $0.005 per share.

2020 Annual Report     125

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$21.93	$0.53	(d)	$(2.59)	$(2.06)	$(0.56)	$(0.14)	$(0.14)	$(0.84)	$ –		$19.03
Year Ended October 31, 2019	18.82	0.30	(d)	3.48	3.78	(0.64)	(0.03)	–	(0.67)	–		21.93
Year Ended October 31, 2018(e)	20.65	0.46	(d)	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	0.00	(f)	18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	–	–	(0.71)	0.00	(f)	20.65
Year Ended October 31, 2016	17.63	0.76		(0.12)	0.64	(0.72)	–	–	(0.72)	0.00	(f)	17.55
Institutional Class Shares
Year Ended October 31, 2020	21.97	0.58	(d)	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	–		19.05
Year Ended October 31, 2019	18.85	0.34	(d)	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–		21.97
Year Ended October 31, 2018(e)	20.68	0.54	(d)	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	0.00	(f)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	–	–	(0.76)	0.00	(f)	20.68
Year Ended October 31, 2016	17.66	0.81		(0.13)	0.68	(0.76)	–	–	(0.76)	0.00	(f)	17.58

(a)  Excludes sales charge.

(b)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)  Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

126     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

(9.49%)	$ 9,206	1.33%		1.55%		2.61%	23.76%
20.41%	12,776	1.45%		1.59%		1.46%	31.62%
(5.39%)	12,310	1.45%		1.58%		2.29%	48.54%
22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%
3.75%	16,105	1.46	%(g)	1.54	%(g)	4.34%	58.00%

(9.30%)	32,640	1.08%		1.27%		2.90%	23.76%
20.73%	87,441	1.20%		1.31%		1.68%	31.62%
(5.13%)	95,025	1.20%		1.32	%(g)	2.70%	48.54%
22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%
4.01%	134,220	1.21	%(g)	1.29	%(g)	4.56%	58.00%

(e)  Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)   Less than $0.005 per share.

(g)  Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2017 and October 31, 2016.

2020 Annual Report     127

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$14.68	$ – (e)	$ 1.21	$ 1.21	$ (0.15)	$ (0.15)	$15.74
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	(0.29)	14.68
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	(0.13)	13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Class C Shares
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	(0.01)	14.79
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	(0.19)	13.76
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Class R Shares
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	(0.10)	14.98
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	(0.26)	13.97
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Institutional Service Class Shares
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	(0.20)	16.08
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	(0.35)	15.00
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Institutional Class Shares
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	(0.20)	16.15
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	(0.35)	15.06
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

128     2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

8.24%		$ 21,418	1.49	%(f)	1.49	%(f)	0.02%	37.50%
13.13%		24,719	1.52	%(g)	1.52	%(g)	0.89%	28.30%
(10.93%)		24,957	1.38%		1.38%		0.99%	20.75%
20.05%		39,619	1.39%		1.39%		1.09%	13.11%
1.76%		47,736	1.39	%(f)	1.39	%(f)	1.49%	27.99%

7.56	%(h)	2,432	2.10	%(f)	2.20	%(f)	(0.55%)	37.50%
12.43	%(h)	4,330	2.12	%(g)	2.24	%(g)	0.21%	28.30%
(11.54%)		8,074	2.10%		2.10%		0.27%	20.75%
19.27%		12,375	2.10%		2.18%		0.35%	13.11%
0.97%		14,400	2.10	%(f)	2.12	%(f)	0.70%	27.99%

7.97%		3,244	1.74	%(f)	1.74	%(f)	(0.22%)	37.50%
12.80%		3,992	1.79	%(g)	1.79	%(g)	0.58%	28.30%
(11.14%)		5,041	1.64%		1.64%		0.74%	20.75%
19.70%		7,335	1.70%		1.70%		0.75%	13.11%
1.42%		7,647	1.67	%(f)	1.67	%(f)	1.08%	27.99%

8.58	%(h)	83,121	1.15	%(f)	1.15	%(f)	0.36%	37.50%
13.49	%(h)	85,934	1.16	%(g)	1.16	%(g)	1.23%	28.30%
(10.58%)		84,902	1.06%		1.06%		1.31%	20.75%
20.46%		106,424	1.08%		1.08%		1.35%	13.11%
2.01%		101,655	1.14	%(f)	1.14	%(f)	1.62%	27.99%

8.63	%(h)	107,158	1.10	%(f)	1.13	%(f)	0.41%	37.50%
13.55	%(h)	99,475	1.12	%(g)	1.13	%(g)	1.21%	28.30%
(10.56%)		272,152	1.02%		1.02%		1.37%	20.75%
20.47%		367,341	1.02%		1.02%		1.43%	13.11%
2.14%		286,659	1.04	%(f)	1.04	%(f)	1.75%	27.99%

(e)  Less than $0.005 per share.

(f)   Includes interest expense that amounts to less than 0.01%.

(g)  Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.

(h)  The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report     129

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities					Distributions
				Net
				Realized
	Net			and						Net
	Asset			Unrealized	Total					Asset
	Value,	Net		Gains	from	Net				Value,
	Beginning	Investment		(Losses) on	Investment	Investment	Total	Redemption		End of
	of Period	Income		Investments	Activities	Income	Distributions	Fees		Period
Class A Shares
Year Ended October 31, 2020	$23.71	$0.30	(d)	$(3.52)	$(3.22)	$(2.69)	$(2.69)	$ –		$17.80
Year Ended October 31, 2019	20.02	0.33	(d)	3.99	4.32	(0.63)	(0.63)	–		23.71
Year Ended October 31, 2018(f)	22.82	0.14	(d)	(2.46)	(2.32)	(0.48)	(0.48)	0.00	(g)	20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	–	–	0.00	(g)	22.82
Year Ended October 31, 2016	21.79	0.08		(1.12)	(1.04)	(1.42)	(1.42)	0.00	(g)	19.33
Institutional Class Shares
Year Ended October 31, 2020	23.87	0.35	(d)	(3.53)	(3.18)	(2.74)	(2.74)	–		17.95
Year Ended October 31, 2019	20.17	0.38	(d)	4.01	4.39	(0.69)	(0.69)	–		23.87
Year Ended October 31, 2018(f)	22.99	0.21	(d)	(2.49)	(2.28)	(0.54)	(0.54)	0.00	(g)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00	(g)	22.99
Year Ended October 31, 2016	21.92	0.17		(1.16)	(0.99)	(1.47)	(1.47)	0.00	(g)	19.46

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

130	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

					Ratios/Supplemental Data

			Ratio of Expenses		Ratio of Expenses
		Net Assets	(Net of Reimbursements/		(Prior to Reimbursements)		Ratio of Net
Total Return		at End of Period	Waivers)		to Average Net Assets		Investment Income	Portfolio Turnover
(a)		(000’s)	to Average Net Assets		(b)		to Average Net Assets	(c)

(15.48%)		$ 21	1.65	%(e)	1.98	%(e)	1.58%	57.05%
22.29%		177	1.62	%(e)	1.65	%(e)	1.51%	60.73%
(10.52%)		135	1.63	%(e)	1.67	%(e)	0.62%	89.59%
18.05%		176	1.61	%(e)	1.62	%(e)	0.75%	60.00%
(4.99%)		125	1.57	%(e)	1.60	%(e)	0.54%	33.00%

(15.27%)		20,570	1.40	%(e)	1.73	%(e)	1.74%	57.05%
22.57	%(h)	56,510	1.37	%(e)	1.40	%(e)	1.74%	60.73%
(10.35%)		97,453	1.38	%(e)	1.39	%(e)	0.89%	89.59%
18.36%		117,484	1.35	%(e)	1.37	%(e)	0.94%	60.00%
(4.70%)		107,744	1.34	%(e)	1.37	%(e)	0.75%	33.00%

(e)	Includes interest expense that amounts to 0.02%, 0.01%, 0.02%, less than 0.01% and less than 0.01% for Class A and Institutional Class for the years ended October 31, 2020, October 31, 2019, October 31, 2018, October 31, 2017 and October 31, 2016, respectively.
(f)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(g)	Less than $0.005 per share.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report	131

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities				Distributions
			Net
			Realized
	Net	Net	and					Net
	Asset	Investment	Unrealized	Total				Asset
	Value,	Income	Gains	from	Net	Net		Value,
	Beginning	(Loss)	(Losses) on	Investment	Investment	Realized	Total	End of
	of Period	(a)	Investments	Activities	Income	Gains	Distributions	Period
Class A Shares
Year Ended October 31, 2020	$28.11	$(0.09)	$ 3.63	$ 3.54	$(0.34)	$(1.13)	$(1.47)	$30.18
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	25.97
Class C Shares
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	23.88
Class R Shares
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	24.77
Institutional Class Shares
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	26.04

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

132	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

					Ratios/Supplemental Data

			Ratio of Expenses		Ratio of Expenses
		Net Assets	(Net of Reimbursements/		(Prior to Reimbursements)		Ratio of Net
Total Return		at End of Period	Waivers)		to Average Net Assets		Investment Income (Loss)	Portfolio Turnover
(b)		(000’s)	to Average Net Assets		(c)		to Average Net Assets	(d)

13.02%		$90,560	1.40%		1.61%		(0.33%)	29.65%
13.93%		75,754	1.49	%(e)	1.82	%(e)	0.86%	35.37%
(3.68%)		49,391	1.53	%(e)	1.88	%(e)	1.48%	18.07%
21.79%		59,477	1.63	%(e)	2.07	%(e)	0.40%	20.60%
7.53	%(f)	51,530	1.63	%(e)	2.09	%(e)	0.53%	36.40%
12.27%		554	2.05%		2.38%		(1.02%)	29.65%
13.21%		829	2.15	%(e)	2.59	%(e)	(0.17%)	35.37%
(4.31%)		565	2.22	%(e)	2.65	%(e)	0.69%	18.07%
20.94%		1,591	2.30	%(e)	2.84	%(e)	(0.17%)	20.60%
6.85%		1,175	2.30	%(e)	2.86	%(e)	(0.20%)	36.40%
12.68%		1,649	1.69%		1.90%		(0.61%)	29.65%
13.62%		1,945	1.80	%(e)	2.13	%(e)	0.47%	35.37%
(3.98%)		2,309	1.84	%(e)	2.19	%(e)	1.02%	18.07%
21.34%		1,707	1.99	%(e)	2.43	%(e)	0.14%	20.60%
7.20	%(f)	947	1.95	%(e)	2.41	%(e)	0.20%	36.40%
13.41%		46,330	1.04%		1.35%		0.03%	29.65%
14.39%		35,248	1.15	%(e)	1.57	%(e)	1.01%	35.37%
(3.34%)		12,418	1.20	%(e)	1.61	%(e)	1.84%	18.07%
22.14%		17,141	1.30	%(e)	1.79	%(e)	0.69%	20.60%
7.92%		19,840	1.30	%(e)	1.79	%(e)	0.71%	36.40%

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)  Includes interest expense that amounts to less than 0.01%.

(f)   The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report	133

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
				Net
				Realized
				and
	Net			Unrealized							Net
	Asset	Net		Gains	Total						Asset
	Value,	Investment		(Losses)	from	Net	Net				Value,
	Beginning	Income		on	Investment	Investment	Realized	Total	Redemption		End of
	of Period	(Loss)		Investments	Activities	Income	Gains	Distributions	Fees		Period
Class A Shares
Year Ended October 31, 2020	$17.98	$ 0.25	(d)	$(3.17)	$(2.92)	$(0.60)	$(2.06)	$(2.66)	$ –		$12.40
Year Ended October 31, 2019	21.38	0.32	(d)	3.28	3.60	(0.52)	(6.48)	(7.00)	–		17.98
Year Ended October 31, 2018(f)	22.93	0.47	(d)	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	0.00	(g)	21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.01	(0.70)	(0.47)	(1.17)	0.00	(g)	22.93
Year Ended October 31, 2016	21.97	0.45		0.63	1.08	(0.50)	(0.46)	(0.96)	0.00	(g)	22.09
Institutional Class Shares
Year Ended October 31, 2020	18.02	0.28	(d)	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	–		12.44
Year Ended October 31, 2019	21.41	0.36	(d)	3.29	3.65	(0.56)	(6.48)	(7.04)	–		18.02
Year Ended October 31, 2018(f)	22.97	0.54	(d)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00	(g)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00	(g)	22.97
Year Ended October 31, 2016	22.00	0.49		0.64	1.13	(0.56)	(0.46)	(1.02)	0.00	(g)	22.11

(a)   Excludes sales charge.

(b)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)   Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

134	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

				Ratios/Supplemental Data

		Ratio of Expenses		Ratio of Expenses
	Net Assets	(Net of Reimbursements/		(Prior to Reimbursements)		Ratio of Net
Total Return	at End of Period	Waivers)		to Average Net Assets		Investment Income	Portfolio Turnover
(a)	(000’s)	to Average Net Assets		(b)		to Average Net Assets	(c)

(18.12%)	$ 1,971	1.30	%(e)	1.71	%(e)	1.84%	22.61%
25.65%	2,341	1.28	%(e)	1.71	%(e)	1.83%	20.70%
(1.35%)	1,751	1.34	%(e)	1.71	%(e)	2.16%	42.71%
9.37%	1,565	1.46	%(e)	1.65	%(e)	0.66%	7.00%
4.90%	2,807	1.58	%(e)	1.59	%(e)	2.07%	15.00%

(17.85%)	46,235	1.05	%(e)	1.48	%(e)	2.05%	22.61%
25.97%	75,232	1.03	%(e)	1.39	%(e)	2.10%	20.70%
(1.15%)	83,573	1.10	%(e)	1.45	%(e)	2.46%	42.71%
9.65%	107,042	1.21	%(e)	1.40	%(e)	0.92%	7.00%
5.15%	107,916	1.35	%(e)	1.36	%(e)	2.28%	15.00%

(e)	Includes interest expense that amounts to 0.05%, 0.03%, 0.10%, 0.10% and 0.06% for Class A and Institutional Class for the years ended October 31, 2020, October 31, 2019, October 31, 2018, 0ctober 31, 2017 and October 31, 2016 respectively.
(f)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(g)	Less than $0.005 per share.

2020 Annual Report	135

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
			Net
			Realized
	Net	Net	and					Net
	Asset	Investment	Unrealized	Total				Asset
	Value,	Income	Gains	from	Net	Net		Value,
	Beginning	(Loss)	on	Investment	Investment	Realized	Total	End of
	of Period	(a)	Investments	Activities	Income	Gains	Distributions	Period
Class A Shares
Year Ended October 31, 2020	$13.66	$(0.07)	$2.44	$2.37	$ –	$(0.75)	$(0.75)	$15.28
Year Ended October 31, 2019	12.19	(0.01)	2.02	2.01	(0.01)	(0.53)	(0.54)	13.66
Year Ended October 31, 2018	13.35	(0.01)	0.06	0.05	(0.01)	(1.20)	(1.21)	12.19
Year Ended October 31, 2017	10.95	– (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Year Ended October 31, 2020	13.30	(0.17)	2.36	2.19	–	(0.75)	(0.75)	14.74
Year Ended October 31, 2019	11.96	(0.10)	1.97	1.87	–	(0.53)	(0.53)	13.30
Year Ended October 31, 2018	13.21	(0.11)	0.06	(0.05)	–	(1.20)	(1.20)	11.96
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	–	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Year Ended October 31, 2020	13.55	(0.10)	2.41	2.31	–	(0.75)	(0.75)	15.11
Year Ended October 31, 2019	12.12	(0.04)	2.00	1.96	– (g)	(0.53)	(0.53)	13.55
Year Ended October 31, 2018	13.31	(0.04)	0.05	0.01	–	(1.20)	(1.20)	12.12
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Year Ended October 31, 2020	13.73	(0.03)	2.45	2.42	(0.01)	(0.75)	(0.76)	15.39
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Year Ended October 31, 2020	13.73	(0.03)	2.45	2.42	(0.01)	(0.75)	(0.76)	15.39
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

136	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

			Ratios/Supplemental Data

		Ratio of Expenses	Ratio of Expenses
	Net Assets	(Net of Reimbursements/	(Prior to Reimbursements)	Ratio of Net
Total Return	at End of Period	Waivers)	to Average Net Assets	Investment Income (Loss)	Portfolio Turnover
(b)(c)	(000’s)	to Average Net Assets(d)	(d)(e)	to Average Net Assets(d)	(c)(f)

18.00%	$ 161	1.25%	8.58%	(0.49%)	49.30%
17.76%	109	1.25%	10.30%	(0.09%)	50.20%
(0.09%)	91	1.25%	10.22%	(0.08%)	25.45%
24.41%	46	1.25%	12.12%	(0.01%)	42.92%
9.50%	12	1.25%	15.77%	0.09%	18.10%

17.09%	18	2.00%	9.33%	(1.23%)	49.30%
16.87%	16	2.00%	11.05%	(0.84%)	50.20%
(0.87%)	13	2.00%	10.97%	(0.84%)	25.45%
23.57%	13	2.00%	12.87%	(0.75%)	42.92%
8.90%	11	2.00%	16.52%	(0.67%)	18.10%

17.69%	19	1.50%	8.83%	(0.73%)	49.30%
17.46%	16	1.50%	10.55%	(0.34%)	50.20%
(0.38%)	14	1.50%	10.47%	(0.34%)	25.45%
24.14%	14	1.50%	12.37%	(0.25%)	42.92%
9.30%	11	1.50%	16.02%	(0.17%)	18.10%

18.27%	60	1.00%	8.33%	(0.23%)	49.30%
18.10%	50	1.00%	10.05%	0.15%	50.20%
0.12%	43	1.00%	9.97%	0.19%	25.45%
24.70%	14	1.00%	11.87%	0.25%	42.92%
9.70%	11	1.00%	15.52%	0.33%	18.10%

18.27%	1,911	1.00%	8.33%	(0.23%)	49.30%
18.10%	1,609	1.00%	10.05%	0.16%	50.20%
0.12%	1,353	1.00%	9.97%	0.16%	25.45%
24.70%	1,338	1.00%	11.87%	0.25%	42.92%
9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2020 Annual Report	137

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
			Net
			Realized
	Net	Net	and					Net
	Asset	Investment	Unrealized	Total				Asset
	Value,	Income	Gains	from	Net	Net		Value,
	Beginning	(Loss)	(Losses) on	Investment	Investment	Realized	Total	End of
	of Period	(a)	Investments	Activities	Income	Gains	Distributions	Period
Class A Shares
Year Ended October 31, 2020	$12.95	$(0.03)	$2.17	$2.14	$(0.01)	$(1.29)	$(1.30)	$13.79
Year Ended October 31, 2019	12.53	0.01	1.79	1.80	(0.02)	(1.36)	(1.38)	12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85	(0.04)	(1.33)	(1.37)	12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38	(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24	(0.02)	(0.61)	(0.63)	12.13
Class C Shares
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43	–	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67	–	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04	–	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14	–	(0.61)	(0.61)	10.93
Institutional Service Class Shares
Year Ended October 31, 2020	13.88	– (f)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Year Ended October 31, 2019	13.33	0.04	1.92	1.96	(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93	(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52	(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29	(0.03)	(0.61)	(0.64)	12.74
Institutional Class Shares
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96
Year Ended October 31, 2019	13.37	0.04	1.93	1.97	(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95	(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54	(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30	(0.03)	(0.61)	(0.64)	12.76

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

138	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

				Ratios/Supplemental Data

		Ratio of Expenses		Ratio of Expenses
	Net Assets	(Net of Reimbursements/		(Prior to Reimbursements)		Ratio of Net
Total Return	at End of Period	Waivers)		to Average Net Assets		Investment Income (Loss)	Portfolio Turnover
(b)	(000’s)	to Average Net Assets		(c)		to Average Net Assets	(d)

17.50%	$264,977	1.19%		1.26%		(0.24%)	49.68%
17.60%	247,926	1.19%		1.27%		0.06%	47.13%
6.63%	233,717	1.19	%(e)	1.25	%(e)	0.14%	38.68%
21.13%	242,085	1.19	%(e)	1.26	%(e)	0.29%	33.79%
2.25%	225,723	1.19	%(e)	1.28	%(e)	0.21%	63.11%
16.71%	1,143	1.90%		2.08%		(0.94%)	49.68%
16.75%	1,428	1.90%		2.11%		(0.58%)	47.13%
5.88%	2,963	1.90	%(e)	2.07	%(e)	(0.56%)	38.68%
20.26%	3,544	1.90	%(e)	2.09	%(e)	(0.40%)	33.79%
1.56%	5,883	1.90	%(e)	2.08	%(e)	(0.50%)	63.11%
17.79%	121,611	0.97%		1.04%		(0.01%)	49.68%
17.84%	113,600	0.97%		1.05%		0.29%	47.13%
6.90%	106,337	0.97	%(e)	1.03	%(e)	0.36%	38.68%
21.33%	109,418	0.98	%(e)	1.05	%(e)	0.49%	33.79%
2.52%	101,549	1.00	%(e)	1.09	%(e)	0.40%	63.11%
17.89%	10,982	0.90%		1.01%		0.05%	49.68%
17.90%	8,839	0.90%		1.03%		0.34%	47.13%
6.99%	6,801	0.90	%(e)	1.01	%(e)	0.43%	38.68%
21.45%	6,507	0.90	%(e)	1.01	%(e)	0.59%	33.79%
2.63%	6,742	0.90	%(e)	1.02	%(e)	0.50%	63.11%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.

2020 Annual Report	139

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities				Distributions
			Net
			Realized
	Net	Net	and					Net
	Asset	Investment	Unrealized	Total				Asset
	Value,	Income	Gains	from	Net	Net		Value,
	Beginning	(Loss)	(Losses) on	Investment	Investment	Realized	Total	End of
	of Period	(a)	Investments	Activities	Income	Gains	Distributions	Period
Class A Shares
Year Ended October 31, 2020	$33.19	$(0.20)	$3.08	$2.88	$ –	$(2.52)	$(2.52)	$33.55
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	– (f)	(3.88)	(3.88)	33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	–	–	–	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	–	–	–	28.71
Class C Shares
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	–	–	–	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	–	–	–	25.12
Class R Shares
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	–	–	–	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	–	–	–	26.67
Institutional Service Class Shares
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	–	–	–	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	–	–	–	30.17
Institutional Class Shares
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	–	–	–	37.49
Year Ended October 31, 2016	27.87	– (f)	2.27	2.27	–	–	–	30.14

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

140	2020 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

					Ratios/Supplemental Data

			Ratio of Expenses		Ratio of Expenses
		Net Assets	(Net of Reimbursements/		(Prior to Reimbursements)		Ratio of Net
Total Return		at End of Period	Waivers)		to Average Net Assets		Investment Income (Loss)	Portfolio Turnover
(b)		(000’s)	to Average Net Assets		(c)		to Average Net Assets	(d)

8.97%		$124,673	1.40	%(e)	1.40	%(e)	(0.62%)	60.67%
7.15%		159,391	1.41	%(e)	1.41	%(e)	(0.33%)	55.00%
(0.62%)		224,804	1.35	%(e)	1.35	%(e)	(0.23%)	38.28%
24.03%		316,766	1.38%		1.38%		(0.33%)	42.71%
7.85%		259,556	1.46%		1.39%		(0.33%)	32.20%
8.25%		36,621	2.05	%(e)	2.10	%(e)	(1.26%)	60.67%
6.41%		48,382	2.10	%(e)	2.10	%(e)	(0.99%)	55.00%
(1.33%)		75,913	2.06	%(e)	2.06	%(e)	(0.95%)	38.28%
23.17%		95,913	2.10%		2.10%		(1.05%)	42.71%
7.08%		78,109	2.15%		2.12%		(0.96%)	32.20%
8.59%		3,554	1.75	%(e)	1.75	%(e)	(0.96%)	60.67%
6.78%		5,272	1.75	%(e)	1.75	%(e)	(0.65%)	55.00%
(1.00%)		8,430	1.72	%(e)	1.72	%(e)	(0.55%)	38.28%
23.62	%(g)	20,595	1.72%		1.72%		(0.67%)	42.71%
7.63	%(g)	13,722	1.68%		1.65%		(0.49%)	32.20%
9.24%		31,548	1.13	%(e)	1.13	%(e)	(0.35%)	60.67%
7.44%		40,476	1.12	%(e)	1.12	%(e)	(0.04%)	55.00%
(0.32%)		50,163	1.08	%(e)	1.08	%(e)	0.03%	38.28%
24.33	%(g)	61,897	1.13%		1.13%		(0.08%)	42.71%
8.14%		47,421	1.14%		1.13%		(0.06%)	32.20%
9.37%		536,973	1.04	%(e)	1.10	%(e)	(0.27%)	60.67%
7.48%		607,103	1.11	%(e)	1.11	%(e)	0.03%	55.00%
(0.32%)		1,263,907	1.07	%(e)	1.07	%(e)	0.04%	38.28%
24.39%		1,467,787	1.10%		1.10%		(0.06%)	42.71%
8.15	%(g)	746,112	1.14%		1.12%		0.01%	32.20%

(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report	141

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2020, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2020, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each a "Fund"; collectively, the "Funds"):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund ("Asia-Pacific (ex-Japan) Equity Fund")
–	Aberdeen China A Share Equity Fund ("China A Share Equity Fund")
–	Aberdeen Dynamic Dividend Fund ("Dynamic Dividend Fund")
–	Aberdeen Emerging Markets Fund ("Emerging Markets Fund")
–	Aberdeen Focused U.S. Equity Fund ("Focused U.S. Equity Fund")
–	Aberdeen Global Equity Fund ("Global Equity Fund")
–	Aberdeen Global Infrastructure Fund ("Global Infrastructure Fund")
–	Aberdeen International Equity Fund ("International Equity Fund")
–	Aberdeen International Real Estate Equity Fund ("International Real Estate Equity Fund")
–	Aberdeen International Small Cap Fund ("International Small Cap Fund")
–	Aberdeen Realty Income & Growth Fund ("Realty Income & Growth Fund")
–	Aberdeen U.S. Mid Cap Equity Fund ("U.S. Mid Cap Equity Fund")
–	Aberdeen U.S. Multi-Cap Equity Fund ("U.S. Multi-Cap Equity Fund")
–	Aberdeen U.S. Small Cap Equity Fund ("U.S. Small Cap Equity Fund")

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best

142	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value ("NAV") as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the "Board"). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size, and the strategies employed by Aberdeen Standard Investments, Inc. (formerly, Aberdeen Asset Management Inc.) ("Aberdeen", the "Adviser" or "ASII") generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, "odd lot" sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds' pricing committee (the "Pricing Committee"), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2020 Annual Report	143

Notes to Financial Statements (continued)

October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	161,306	5,359,734	–	5,521,040
Preferred Stocks	–	480,837	–	480,837
Short-Term Investment	127,059	–	–	127,059
	288,365	5,840,571	–	6,128,936
China A Share Equity Fund
Investments in Securities
Common Stocks	11,241	17,631,109	–	17,642,350
Exchange-Traded Funds	600,248	–	–	600,248
Short-Term Investment	1,832,781	–	–	1,832,781
	2,444,270	17,631,109	–	20,075,379
Dynamic Dividend Fund
Investments in Securities
Common Stocks	58,969,948	42,129,525	–	101,099,473
Preferred Stocks	–	1,921,747	–	1,921,747
Short-Term Investment	685,890	–	–	685,890
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	22,574	–	22,574
	59,655,838	44,073,846	–	103,729,684
Emerging Markets Fund
Investments in Securities
Common Stocks	511,749,339	3,045,922,919	–	3,557,672,258
Preferred Stocks	87,708,744	322,375,356	–	410,084,100
Short-Term Investment	45,168,681	–	–	45,168,681
	644,626,764	3,368,298,275	–	4,012,925,039
Focused U.S. Equity Fund
Investments in Securities
Common Stocks	13,887,025	–	–	13,887,025
Short-Term Investment	36,170	–	–	36,170
	13,923,195	–	–	13,923,195

144	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Global Equity Fund
Investments in Securities
Common Stocks	13,257,877	11,713,376	–	24,971,253
Short-Term Investment	282,715	–	–	282,715
	13,540,592	11,713,376	–	25,253,968
Global Infrastructure Fund
Investments in Securities
Common Stocks	22,492,043	18,898,628	–	41,390,671
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	208	–	208
Liabilities
Forward Foreign Currency Exchange Contracts	–	(366)	–	(366)
	22,492,043	18,898,470	–	41,390,513
International Equity Fund
Investments in Securities
Common Stocks	23,770,945	192,147,961	–	215,918,906
Short-Term Investment	2,583,701	–	–	2,583,701
	26,354,646	192,147,961	–	218,502,607
International Real Estate Equity Fund
Investments in Securities
Common Stocks	2,756,989	17,770,877	2	20,527,868
Short-Term Investment	19,302	–	–	19,302
	2,776,291	17,770,877	2	20,547,170
International Small Cap Fund
Investments in Securities
Common Stocks	36,778,226	99,015,672	–	135,793,898
Short-Term Investment	3,057,324	–	–	3,057,324
	39,835,550	99,015,672	–	138,851,222
Realty Income & Growth Fund
Investments in Securities
Common Stocks	48,134,436	–	–	48,134,436
Short-Term Investment	1,249,869	–	–	1,249,869
	49,384,305	–	–	49,384,305

2020 Annual Report	145

Notes to Financial Statements (continued)

October 31, 2020

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	2,179,719	–	–	2,179,719
Money Market Funds	18,224	–	–	18,224
	2,197,943	–	–	2,197,943
U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	386,437,107	–	–	386,437,107
Short-Term Investment	12,730,716	–	–	12,730,716
	399,167,823	–	–	399,167,823
U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	723,290,727	–	–	723,290,727
Money Market Funds	6,716,925	–	–	6,716,925
	730,007,652	–	–	730,007,652

For the fiscal year ended October 31, 2020, there were no significant changes to the fair valuation methodologies.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

146	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2020:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2020:

			Asset Derivatives
Funds	Total Value at October 31, 2020	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$22,574	$–	$–	$–	$22,574	$–
Aberdeen Global Infrastructure Fund	208	–	–	–	208	–

2020 Annual Report	147

Notes to Financial Statements (continued)

October 31, 2020

			Liabilities Derivatives
Funds	Total Value at October 31, 2020	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Global Infrastructure Fund	$366	$–	$–	$–	$366	$–

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Dynamic Dividend Fund
Forward foreign currency(2) State Street Bank and Trust	$22,574	$–	$–	$22,574	$–	$–	$–	$–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Infrastructure Fund
Forward foreign currency(2) Goldman Sachs & Co.	$208	$(208)	$–	$–	$366	$(208)	$–	$158

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2020:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts/ Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

148	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2020:

		Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$(119,696)	$–	$–	$(119,696)	$–
Aberdeen Global Infrastructure Fund	(87,335)	–	–	(87,335)	–
Aberdeen International Real Estate Equity Fund	9,806	–	–	9,806	–

		Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$59,158	$–	$59,158	$–
Aberdeen Global Infrastructure Fund	2,314	–	2,314	–

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2020. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2020.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
Dynamic Dividend Fund	$ –	$2,904,490
Global Infrastructure Fund	2,127,298	6,056,273
International Real Estate Equity Fund	279,319	8,811

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class' shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.	Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds

2020 Annual Report	149

Notes to Financial Statements (continued)

October 31, 2020

will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.	Federal Income Taxes

Each Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

i.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statue of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.

The Dynamic Dividend Fund has received requests from the German Federal Tax Office for additional documents and information relating to withholding tax refunds that the Fund has previously received and recorded. The tax refunds previously received amount to approximately 0.95% of the Fund's net assets as of October 31, 2020. The Fund may be required to return certain amounts or pay a settlement in connection with this request. The amount of such potential repayment or settlement is uncertain and management cannot make an estimate at this time, and as such, has not recorded any amount in the financial statements. The Fund's net asset value and performance may be materially adversely affected if such repayment or settlement is determined at a future date.

In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds' custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds' Statements of Investments.

150	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

At October 31, 2020, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Emerging Markets Fund	$13,874,900	$–	$14,272,753
Global Infrastructure Fund	221,707	–	226,394
U.S. Multi-Cap Equity Fund	375,900	–	468,548
U.S. Small Cap Equity Fund	27,073,033	–	27,651,471

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China A Share Equity Fund	Up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%
Dynamic Dividend Fund	Up to $250 million	1.00%
	On $250 million and more	0.95%
Emerging Markets Fund	On all assets	0.90%
Focused U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Infrastructure Fund†	Up to $250 million	0.85%
	$250 million up to $750 million	0.80%
	$750 million to $1 billion	0.75%
	On $1 billion and more	0.65%
International Equity Fund	On all assets	0.80%
International Real Estate Equity Fund	On all assets	1.00%
International Small Cap Fund††	Up to $100 million	0.85%
	On $100 million and more	0.75%
Realty Income & Growth Fund	Up to $250 million	1.00%
	$250 million up to $750 million	0.95%
	$750 million up to $1 billion	0.90%
	On $1 billion and more	0.80%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

†	Fee rate effective February 28, 2020. Prior to February 28, 2020, the management fee rate for the Fund was 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.70% on assets in excess of $1 billion..

††	Fee rate effective February 28, 2020. Prior to February 28, 2020, the management fee rate for the Fund was 1.00% on assets up to $100 million and 0.90% on assets in excess of $100 million.

2020 Annual Report	151

Notes to Financial Statements (continued)

October 31, 2020

The Adviser has engaged the services of affiliates Aberdeen Standard Investments (Asia) Limited ("ASIAL") and Aberdeen Asset Managers Limited ("AAML") as subadvisers (the "Subadvisers") pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds' investments and have the responsibility for making all investment decisions for the portion of a Fund's assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.

The Trust and Aberdeen have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2021 without the approval of the Trustees who are not "interested persons" of the Trust, as such term is defined by the 1940 Act (the "Independent Trustees"). For each Fund except the Dynamic Dividend Fund and Global Infrastructure Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China A Share Equity Fund	0.99%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund	0.90%
Global Equity Fund	1.19%
International Equity Fund	1.10%
International Small Cap Fund *	0.99%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund*	0.99%
*	Prior to February 28, 2020, the Fund's expense limit was 1.15%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund*	1.24%	0.99%
International Real Estate Equity Fund	1.62%	1.37%
Realty Income & Growth Fund	1.25%	1.00%
*	Prior to February 28, 2020, the Fund's expense limit was 1.45% for Class A and 1.20% for the Institutional Class.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$ 178,193	$ 207,677	$ 191,646	$ 577,516
China A Share Equity Fund	147,796	185,225	194,764	527,785
Dynamic Dividend Fund	78,360	110,958	114,147	303,465

152	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Total*
Emerging Markets Fund	$3,091,591	$2,912,999	$2,887,668	$8,892,258
Focused U.S. Equity Fund	159,543	175,904	164,571	500,018
Global Equity Fund	159,483	177,160	173,186	509,829
Global Infrastructure Fund	72,598	115,230	162,223	350,051
International Equity Fund	217	25,257	32,170	57,644
International Real Estate Equity Fund	11,346	30,943	134,634	176,923
International Small Cap Fund	279,762	302,551	291,518	873,831
Realty Income & Growth Fund	160,149	287,856	254,885	702,890
U.S. Mid Cap Equity Fund	138,037	149,005	142,803	429,845
U.S. Multi-Cap Equity Fund	244,458	284,126	257,392	785,976
U.S. Small Cap Equity Fund	–	–	327,286	327,286
*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as "–" are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust's average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the "Distributor") are parties to the current Underwriting Agreement (the "Underwriting Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders' financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares (a)		Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	(b)	0.50%
China A Share Equity Fund	0.25%	1.00%		0.50%
Dynamic Dividend Fund	0.25%	–		–
Emerging Markets Fund	0.25%	1.00%		0.50%
Focused U.S. Equity Fund	0.25%	1.00%		0.50%
Global Equity Fund	0.25%	1.00%		0.50%
Global Infrastructure Fund	0.25%	–		–
International Equity Fund	0.25%	1.00%		0.50%
International Real Estate Equity Fund	0.25%	–		–
International Small Cap Fund	0.25%	1.00%		0.50%
Realty Income & Growth Fund	0.25%	–		–
U.S. Mid Cap Equity Fund	0.25%	1.00%		0.50%

2020 Annual Report	153

Notes to Financial Statements (continued)

October 31, 2020

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%	(b)
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
(a)	0.25% of which is service fees.
(b)	Class no longer offered. Annualized rate above was charged to the class during the time period that the class was offered.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges ("CDSCs") of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2020 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of Class C (and certain Class A) shares
China A Share Equity Fund	$ 7,647	$ 1,485
Dynamic Dividend Fund	25,448	–
Emerging Markets Fund	12,392	16,269
Focused U.S. Equity Fund	6,442	7,094
Global Equity Fund	1,264	2
Global Infrastructure Fund	10,179	–
International Equity Fund	466	21
International Small Cap Fund	9,113	1,397
Realty Income & Growth Fund	6,237	–
U.S. Multi-Cap Equity Fund	31,512	–
U.S. Small Cap Equity Fund	56,537	3,981
Total Retained	$167,237	$30,249

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as "sub-transfer agency fees"), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

154	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2020 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$ 277	$ 11	$ –	$ 1,717	$ 4,427
China A Share Equity Fund	6,432	947	3,553	503	3,126
Dynamic Dividend Fund	3,185		–	–	78,199
Emerging Markets Fund	284,871	12,231	153,087	451,612	3,169,656
Focused U.S. Equity Fund	6,770	2,215	620	611	5,859
Global Equity Fund	21,613	909	2,447	258	750
Global Infrastructure Fund	8,063	–	–	–	30,852
International Equity Fund	34,290	3,537	5,159	53,030	42,553
International Real Estate Equity Fund	110	–	–	–	32,657
International Small Cap Fund	85,210	805	2,975	24	33,074
Realty Income & Growth Fund	999	–	–	–	42,480
U.S. Mid Cap Equity Fund	–	–	–	–	–
U.S. Multi-Cap Equity Fund	103,565	1,537	12	80,700	4,471
U.S. Small Cap Equity Fund	200,835	40,594	10,292	45,214	546,859

e.   Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 ("Rule 17a-7"). During the year ended October 31, 2020, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$ 1,715,086	$ 3,052,833
China A Share Equity Fund	9,031,326	8,386,441
Dynamic Dividend Fund	95,498,963	108,487,755
Emerging Markets Fund	1,090,307,689	2,397,498,804
Focused U.S. Equity Fund	7,929,164	16,172,484
Global Equity Fund	7,704,690	14,056,970
Global Infrastructure Fund	19,494,721	64,287,645
International Equity Fund	77,646,041	89,618,136
International Real Estate Equity Fund	22,898,768	51,237,688
International Small Cap Fund	46,749,937	34,472,098
Realty Income & Growth Fund	13,369,577	28,210,710
U.S. Mid Cap Equity Fund	1,038,055	929,790
U.S. Multi-Cap Equity Fund	186,187,739	225,217,664
U.S. Small Cap Equity Fund	450,171,524	619,444,021

5. Portfolio Investment Risks

a.     Concentration Risk

The Global Infrastructure Fund, International Real Estate Equity Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance

2020 Annual Report	155

Notes to Financial Statements (continued)

October 31, 2020

of a particular market segment. Each Fund's concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.    Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

c.    Dividend Strategy Risk

The Dynamic Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

d.    Emerging Markets Risk

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

e.     Equity-Linked Notes

The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

f.     Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

g.    Exchange-Traded Fund Risk

To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF's shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of the ETF.

h.    Focus Risk

Because the Focused U.S. Equity Fund invests a greater proportion of assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

i.     Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

156	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

j.     Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund's investments.

China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the "Daily Quota"), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund's ability to trade in China A Shares will be impacted which may affect the Fund's performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

k.    Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund's portfolio holdings. These procedures and tests take into account a Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.      Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

m.   Infrastructure-Related Investment Risk

Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental

2020 Annual Report	157

Notes to Financial Statements (continued)

October 31, 2020

authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

n.    Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

o.    LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR") as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

p.    Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

q.    Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

r.     Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

s.    Non-Diversified Fund Risk

The Realty Income & Growth Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

t.     Portfolio Turnover Risk

The Dynamic Dividend Fund and Global Infrastructure Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

158	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

u.    Qualified Dividend Tax Risk

With respect to the Dynamic Dividend Fund, favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

v.     REIT and Real Estate Risk

Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

w.   Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund's holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

x.    Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

y.    Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

z.     Passive Foreign Investment Company Tax Risk

Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. A Fund may BE ABLE elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. A Fund may make an election to mark the gains (and to a limited extent

2020 Annual Report	159

Notes to Financial Statements (continued)

October 31, 2020

losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

aa.  Non-U.S. Taxation Risk

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of a Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Please read the Funds' prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of October 31, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$5,203,712	$1,208,499	$(283,275)	$925,224
China A Share Equity Fund	16,165,305	4,641,222	(731,147)	3,910,075
Dynamic Dividend Fund	95,586,805	18,966,762	(10,846,457)	8,120,305
Emerging Markets Fund	3,119,519,043	1,160,125,381	(266,719,385)	893,405,996
Focused U.S. Equity Fund	11,411,889	3,128,161	(616,855)	2,511,306
Global Equity Fund	19,525,197	6,357,086	(628,315)	5,728,771
Global Infrastructure Fund	39,000,993	9,142,748	(6,753,070)	2,389,678
International Equity Fund	172,050,972	50,695,973	(4,244,337)	46,451,636
International Real Estate Equity Fund	33,443,056	2,400,058	(15,295,944)	(12,895,886)
International Small Cap Fund	110,425,104	33,247,701	(4,821,583)	28,426,118
Realty Income & Growth Fund	39,795,916	12,802,134	(3,213,745)	9,588,389
U.S. Mid Cap Equity Fund	1,719,758	502,419	(24,234)	478,185
U.S. Multi-Cap Equity Fund	309,609,434	102,713,784	(13,155,396)	89,558,388
U.S. Small Cap Equity Fund	682,865,371	95,727,814	(48,585,533)	47,142,281

160	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$82,319	$–	$82,319	$–	$–	$82,319
China A Share Equity Fund	14,078	715,542	729,620	–	–	729,620
Dynamic Dividend Fund	7,157,644	–	7,157,644	–	–	7,157,644
Emerging Markets Fund	91,341,000	2,583,742	93,924,742	–	–	93,924,742
Focused U.S. Equity Fund	289,373	1,634,574	1,923,947	–	–	1,923,947
Global Equity Fund	186,711	798,701	985,412	–	–	985,412
Global Infrastructure Fund	2,807,721	449,156	3,256,877	–	606,231	3,863,108
International Equity Fund	2,748,047	–	2,748,047	–	–	2,748,047
International Real Estate Equity Fund	6,412,304	–	6,412,304	–	–	6,412,304
International Small Cap Fund	1,686,730	4,472,541	6,159,271	–	–	6,159,271
Realty Income & Growth Fund	1,259,953	9,878,074	11,138,027	–	–	11,138,027
U.S. Mid Cap Equity Fund	8,559	90,257	98,816	–	–	98,816
U.S. Multi-Cap Equity Fund	2,144,740	34,164,852	36,309,592	–	–	36,309,592
U.S. Small Cap Equity Fund	1,296,552	59,696,046	60,992,598	–	–	60,992,598

Amounts listed as "–" are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$91,747	$–	$91,747	$–	$–	$91,747
China A Share Equity Fund	15,411	–	15,411	–	–	15,411
Dynamic Dividend Fund	8,355,907	–	8,355,907	–	–	8,355,907
Emerging Markets Fund	85,765,819	–	85,765,819	–	–	85,765,819
Focused U.S. Equity Fund	–	1,621,378	1,621,378	–	–	1,621,378
Global Equity Fund	404,912	2,301,118	2,706,030	–	–	2,706,030
Global Infrastructure Fund	2,720,628	751,483	3,472,111	–	–	3,472,111
International Equity Fund	6,460,778	–	6,460,778	–	–	6,460,778
International Real Estate Equity Fund	3,282,758	–	3,282,758	–	–	3,282,758
International Small Cap Fund	1,593,975	7,611,381	9,205,356	–	–	9,205,356
Realty Income & Growth Fund	1,677,003	25,992,784	27,669,787	–	–	27,669,787
U.S. Mid Cap Equity Fund	2,943	65,995	68,938	–	–	68,938
U.S. Multi-Cap Equity Fund	6,064,257	31,556,765	37,621,022	–	–	37,621,022
U.S. Small Cap Equity Fund	7,178,622	153,512,028	160,690,650	–	–	160,690,650

Amounts listed as "–" are $0 or round to $0.

2020 Annual Report	161

Notes to Financial Statements (continued)

October 31, 2020

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$27,002	$–	$–	$–	$ –	$–	$920,804	$(200,706,352)	$(199,758,546)
China A Share Equity Fund	–	53,375	463,245	–	–	–	–	3,910,074	–	4,426,694
Dynamic Dividend Fund	–	41,955	–	–	–	–	–	8,140,112	(4,212,551)	3,969,516
Emerging Markets Fund	–	8,624,100	33,395,452	–	–	–	–	893,406,222	–	935,425,774
Focused U.S. Equity Fund	–	169,188	1,648,858	–	–	–	–	2,511,306	–	4,329,352
Global Equity Fund	–	–	–	–	–	(6,837)	–	5,731,003	(5,035,145)	689,021
Global Infrastructure Fund	–	–	–	–	–	–	–	2,388,685	(1,647,075)	741,610
International Equity Fund	–	454,641	–	–	–	–	–	46,451,581	(28,536,910)	18,369,312
International Real Estate Equity Fund	–	772,710	–	–	–	–	–	(12,896,038)	(73,604,082)	(85,727,410)
International Small Cap Fund	–	–	–	–	–	–	–	28,201,129	(1,307,689)	26,893,440
Realty Income & Growth Fund	–	–	5,677,152	–	–	–	–	9,588,389	–	15,265,541
U.S. Mid Cap Equity Fund	–	21,722	150,840	–	–	–	–	478,185	–	650,747
U.S. Multi-Cap Equity Fund	–	11,862,193	36,363,926	–	–	–	–	89,558,389	–	137,784,508
U.S. Small Cap Equity Fund	–	7,615,775	41,783,419	–	–	–	–	47,141,945	–	96,541,139

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

**	As of October 31, 2020, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2020, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,703,950	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	78,002,402	Unlimited (Long-Term)
Dynamic Dividend Fund	4,212,551	Unlimited (Short-Term)
Global Equity Fund	271,921	Unlimited (Short-Term)
Global Equity Fund	4,763,224	Unlimited (Long-Term)
Global Infrastructure Fund	1,647,075	Unlimited (Short-Term)
International Equity Fund	6,922,759	Unlimited (Short-Term)
International Equity Fund	21,614,151	Unlimited (Long-Term)
International Real Estate Equity Fund	5,452,642	Unlimited (Short-Term)
International Real Estate Equity Fund	68,151,440	Unlimited (Long-Term)
International Small Cap Fund	1,307,689	Unlimited (Short-Term)

The Funds are permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

162	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to use of equalization, REIT investments and distributions in excess of current earnings. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Focused U.S. Equity Fund	$ 1,236,697	$(1,236,697)
Global Equity Fund	(41,932)	41,932
Global Infrastructure Fund	(6,500)	6,500
International Small Cap Fund	(1,382,214)	1,382,214
U.S. Small Cap Equity Fund	9,576,001	(9,576,001)

8. Significant Shareholders

As of October 31, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

	Record	Number of
Fund	Ownership %	Account Owners
Asia-Pacific (ex-Japan) Equity Fund	66.0%	4
China A Share Equity Fund	36.0	3
Dynamic Dividend Fund	49.9	4
Emerging Markets Fund	60.1	4
Focused U.S. Equity Fund	19.6	3
Global Equity Fund	19.4	1
Global Infrastructure Fund	65.7	4
International Equity Fund	44.0	4
International Real Estate Equity Fund	62.3	4
International Small Cap Fund	52.8	4
Realty Income & Growth Fund	51.5	3
U.S. Mid Cap Equity Fund	84.7	1
U.S. Multi-Cap Equity Fund	11.9	1
U.S. Small Cap Equity Fund	45.4	6

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the "Borrowers"), has entered into an agreement (the "Agreement") with State Street Bank and Trust Company (the "Bank"), subject to annual renewal. The Agreement provides for a revolving credit facility (the "Credit Facility") in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

The Funds are subject to an up-front fee of 2.5 basis points (0.025%) on the full facility amount, which was paid upon closing of the credit facility. Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month LIBOR as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition

2020 Annual Report	163

Notes to Financial Statements (concluded)

October 31, 2020

away from LIBOR on the Fund's payment obligations under the revolving credit facility cannot yet be determined. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2020, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2020.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia-Pacific (ex-Japan) Equity Fund	112,782	2.78%	14
China A Share Equity Fund	242,003	1.63%	13
Dynamic Dividend Fund	351,567	2.23%	37
Emerging Markets Fund	21,067,457	2.09%	21
Focused U.S. Equity Fund	425,000	2.11%	1
Global Equity Fund	408,308	2.41%	8
Global Infrastructure Fund	261,517	1.99%	5
International Equity Fund	3,625,000	3.02%	3
International Real Estate Equity Fund	733,633	2.75%	77
Realty Income & Growth Fund	639,625	2.31%	139
U.S. Small Cap Equity Fund	1,098,458	2.46%	6

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020, except as noted below.

Effective December 1, 2020, each of the Aberdeen Focused U.S. Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund and Aberdeen International Equity Fund changed their names to the Aberdeen U.S. Sustainable Leaders Smaller Companies Fund, the Aberdeen U.S. Sustainable Leaders Fund and the Aberdeen Emerging Markets Sustainable Leaders Fund, respectively, in connection with the changes to each Fund's principal strategies and risks and portfolio management team. The changes to each of the Funds are described in the Funds' prospectus dated December 1, 2020.

On December 8, 2020 the Board of Trustees approved plans of liquidation for the Aberdeen Asia-Pacific (ex-Japan) Equity Fund and the Aberdeen U.S. Mid-Cap Equity Fund. The liquidations are expected to occur on or around February 11, 2021.

164	2020 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aberdeen Asia Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Equity Fund, Aberdeen International Real Estate Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Realty Income & Growth Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, and Aberdeen U.S. Small Cap Equity Fund, fourteen of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, and Aberdeen Realty Income & Growth Fund, for which the period is the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, and Aberdeen Realty Income & Growth Fund, for which the period is the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended October 31, 2017 for Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund, and Aberdeen Realty Income & Growth Fund were audited by other independent registered public accountants whose reports, dated December 22, 2017, expressed an unqualified opinion on those financial highlights.

Board Approved Liquidation

As discussed in Note 10, on December 8, 2020, the Board of Trustees of Aberdeen Funds approved plans of liquidation for the Aberdeen Asia-Pacific (ex-Japan) Equity Fund and the Aberdeen U.S. Mid-Cap Equity Fund. The liquidations are expected to occur in February of 2021.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 29, 2020

2020 Annual Report	165

Other Tax Information (Unaudited)

For the year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the year ended October 31, 2020, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	100.00%
China A Share Equity Fund	100.00%
Dynamic Dividend Fund	79.45%
Emerging Markets Fund	94.40%
Focused U.S.Equity Fund	83.08%
Global Equity Fund	100.00%
Global Infrastructure Fund	76.13%
International Equity Fund	100.00%
International Real Estate Equity Fund	22.20%
International Small Cap Fund	59.40%
Realty Income & Growth Fund	0.09%
U.S. Mid Cap Equity Fund	96.22%
U.S. Multi-Cap Equity Fund	100.00%
U.S. Small Cap Equity Fund	86.51%

For the taxable year ended October 31, 2020, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Asia-Pacific (ex-Japan) Equity Fund	1.57%
China A Share Equity Fund	1.18%
Dynamic Dividend Fund	54.24%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund	80.16%
Global Equity Fund	62.14%
Global Infrastructure Fund	27.32%
International Equity Fund	1.18%
Realty Income & Growth Fund	0.09%
U.S. Mid Cap Equity Fund	94.70%
U.S. Multi-Cap Equity Fund	100.00%
U.S. Small Cap Equity Fund	82.43%

166	2020 Annual Report

Other Tax Information (Unaudited) (concluded)

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2020. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2020) were as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.0290
China A Share Equity Fund	$0.0399
Emerging Markets Fund	$0.0654
Global Equity Fund	$0.0150
Global Infrastructure Fund	$0.0756
International Equity Fund	$0.0241
International Real Estate Equity Fund	$0.0591
International Small Cap Fund	$0.0356

During the year ended October 31, 2020, the following Funds reported dividends as long-term capital gains:

Fund	Amount
China A Share Equity Fund	$715,542
Emerging Markets Fund	$2,583,742
Focused U.S. Equity Fund	$2,756,171
Global Equity Fund	$798,701
Global Infrastructure Fund	$449,156
International Small Cap Fund	$4,472,541
Realty Income & Growth	$9,878,074
U.S. Mid Cap Equity Fund	$90,257
U.S. Multi-Cap Equity Fund	$34,164,852
U.S. Small Cap Equity Fund	$67,820,342

2020 Annual Report	167

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2020 and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Actual Expenses Paid During Period" for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2020	Actual Ending Account Value, October 31, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,249.60	$1,017.50	$ 8.60	$ 7.71	1.52%
	Class R	$1,000.00	$1,248.00	$1,016.39	$ 9.83	$ 8.82	1.74%
	Institutional Service Class	$1,000.00	$1,251.00	$1,018.35	$ 7.64	$ 6.85	1.35%
	Institutional Class	$1,000.00	$1,251.40	$1,018.85	$ 7.07	$ 6.34	1.25%
China A Share Equity Fund	Class A	$1,000.00	$1,383.50	$1,018.55	$ 7.85	$ 6.65	1.31%
	Class C	$1,000.00	$1,378.20	$1,015.08	$11.96	$10.13	2.00%
	Class R	$1,000.00	$1,381.20	$1,017.14	$ 9.52	$ 8.06	1.59%
	Institutional Service Class	$1,000.00	$1,384.90	$1,019.71	$ 6.47	$ 5.48	1.08%
	Institutional Class	$1,000.00	$1,385.40	$1,020.16	$ 5.94	$ 5.03	0.99%
Dynamic Dividend Fund	Class A	$1,000.00	$1,090.30	$1,017.55	$ 7.93	$ 7.66	1.51%
	Institutional Class	$1,000.00	$1,094.60	$1,018.85	$ 6.58	$ 6.34	1.25%
Emerging Markets Fund	Class A	$1,000.00	$1,304.60	$1,017.19	$ 9.15	$ 8.01	1.58%
	Class C	$1,000.00	$1,302.10	$1,014.58	$12.15	$10.63	2.10%
	Class R	$1,000.00	$1,304.00	$1,016.54	$ 9.90	$ 8.67	1.71%
	Institutional Service Class	$1,000.00	$1,307.20	$1,018.95	$ 7.13	$ 6.24	1.23%
	Institutional Class	$1,000.00	$1,308.00	$1,019.61	$ 6.38	$ 5.58	1.10%
Focused U.S. Equity Fund	Class A	$1,000.00	$1,119.10	$1,019.00	$ 6.50	$ 6.19	1.22%
	Class C	$1,000.00	$1,115.20	$1,015.48	$10.21	$ 9.73	1.92%
	Class R	$1,000.00	$1,118.30	$1,018.50	$ 7.03	$ 6.70	1.32%
	Institutional Service Class	$1,000.00	$1,119.20	$1,020.01	$ 5.43	$ 5.18	1.02%
	Institutional Class	$1,000.00	$1,119.90	$1,020.61	$ 4.80	$ 4.57	0.90%
Global Equity Fund	Class A	$1,000.00	$1,129.10	$1,017.45	$ 8.19	$ 7.76	1.53%
	Class C	$1,000.00	$1,124.70	$1,014.08	$11.75	$11.14	2.20%
	Class R	$1,000.00	$1,126.70	$1,015.79	$ 9.94	$ 9.42	1.86%
	Institutional Service Class	$1,000.00	$1,130.70	$1,018.65	$ 6.91	$ 6.55	1.29%
	Institutional Class	$1,000.00	$1,130.70	$1,019.15	$ 6.37	$ 6.04	1.19%
Global Infrastructure Fund	Class A	$1,000.00	$1,072.80	$1,018.90	$ 6.46	$ 6.29	1.24%
	Institutional Class	$1,000.00	$1,073.60	$1,020.16	$ 5.16	$ 5.03	0.99%

168	2020 Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2020	Actual Ending Account Value, October 31, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
International Equity Fund	Class A	$1,000.00	$1,160.80	$1,017.75	$ 7.98	$ 7.46	1.47%
	Class C	$1,000.00	$1,157.30	$1,014.58	$11.39	$10.63	2.10%
	Class R	$1,000.00	$1,159.40	$1,016.79	$ 9.01	$ 8.42	1.66%
	Institutional Service Class	$1,000.00	$1,161.80	$1,019.41	$ 6.19	$ 5.79	1.14%
	Institutional Class	$1,000.00	$1,162.70	$1,019.61	$ 5.98	$ 5.58	1.10%
International Real Estate Equity Fund	Class A	$1,000.00	$1,018.90	$1,016.89	$ 8.32	$ 8.31	1.64%
	Institutional Class	$1,000.00	$1,020.50	$1,018.15	$ 7.06	$ 7.05	1.39%
International Small Cap Fund	Class A	$1,000.00	$1,270.70	$1,018.35	$ 7.71	$ 6.85	1.35%
	Class C	$1,000.00	$1,266.20	$1,015.13	$11.34	$10.08	1.99%
	Class R	$1,000.00	$1,268.90	$1,016.94	$ 9.30	$ 8.26	1.63%
	Institutional Service Class	$1,000.00	$1,000.00	$1,025.14	$ –	$ –	–
	Institutional Class	$1,000.00	$1,273.40	$1,020.16	$ 5.66	$ 5.03	0.99%
Realty Income & Growth Fund	Class A	$1,000.00	$1,038.40	$1,018.80	$ 6.46	$ 6.39	1.26%
	Institutional Class	$1,000.00	$1,041.10	$1,020.06	$ 5.18	$ 5.13	1.01%
U.S. Mid Cap Equity Fund	Class A	$1,000.00	$1,195.60	$1,018.85	$ 6.90	$ 6.34	1.25%
	Class C	$1,000.00	$1,190.60	$1,015.08	$11.01	$10.13	2.00%
	Class R	$1,000.00	$1,193.50	$1,017.60	$ 8.27	$ 7.61	1.50%
	Institutional Service Class	$1,000.00	$1,196.70	$1,020.11	$ 5.52	$ 5.08	1.00%
	Institutional Class	$1,000.00	$1,196.70	$1,020.11	$ 5.52	$ 5.08	1.00%
U.S. Multi-Cap Equity Fund	Class A	$1,000.00	$1,162.70	$1,019.15	$ 6.47	$ 6.04	1.19%
	Class C	$1,000.00	$1,159.20	$1,015.59	$10.31	$ 9.63	1.90%
	Class R	$1,000.00	$1,000.00	$1,025.14	$ –	$ –	–
	Institutional Service Class	$1,000.00	$1,164.20	$1,020.26	$ 5.28	$ 4.93	0.97%
	Institutional Class	$1,000.00	$1,164.20	$1,020.61	$ 4.90	$ 4.57	0.90%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$1,187.60	$1,018.35	$ 7.42	$ 6.85	1.35%
	Class C	$1,000.00	$1,183.50	$1,015.13	$10.92	$10.08	1.99%
	Class R	$1,000.00	$1,184.90	$1,016.44	$ 9.50	$ 8.77	1.73%
	Institutional Service Class	$1,000.00	$1,188.90	$1,019.56	$ 6.11	$ 5.63	1.11%
	Institutional Class	$1,000.00	$1,189.50	$1,020.16	$ 5.45	$ 5.03	0.99%

**	The expense ratio presented represents a six-month, annualized ratio.

1	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

2	Represents the hypothetical 5% return before expenses.

2020 Annual Report	169

Supplemental Information (Unaudited)

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Trustees (the "Board" or the "Trustees") of the Aberdeen Funds (the "Trust") held on June 17, 2020, the Board, including a majority of the Trustees who are not considered to be "interested persons" of the Trust (the "Independent Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Trust's advisory agreement (the "Advisory Agreement") with Aberdeen Standard Investments Inc. ("ASII") and the applicable sub-advisory agreements (each a "Sub-Advisory Agreement," and collectively with the Advisory Agreement, the "Agreements") between: (i) ASII and Aberdeen Standard Investments (Asia) Limited ("ASIAL") and (ii) ASII and Aberdeen Asset Managers Limited ("AAML") (each a "Sub-Adviser," and collectively, the "Sub-Advisers") for each of the following series of the Trust: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Equity Fund, Aberdeen International Real Estate Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Realty Income & Growth Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, and Aberdeen U.S. Small Cap Equity Fund (each a "Fund," and collectively the "Funds"). Pursuant to relief granted by the U.S. Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In addition, the Independent Trustees held a separate telephonic meeting on June 10, 2020 to review the materials provided and the relevant legal considerations (together with the Quarterly Meeting, the "Meetings"). ASIAL and AAML are affiliates of ASII. ASII and the Sub-Advisers are sometimes referred to collectively as the "Advisers."

In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including fee and expense information, comparative performance, and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks; (ii) information on the Funds' advisory fees and other expenses, including information comparing each Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (iii) information about the profitability of the Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees; (v) a memorandum from the Independent Trustees' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law; and (vi) sales and redemption data with respect to each Fund. The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund's investment objective and strategies; (ii) the Advisers' financial results and financial condition; (iii) the Advisers' investment personnel and operations; (iv) arrangements relating to the distribution of the Funds' shares and the related costs; (v) the procedures employed to determine the value of the Funds' assets; (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds' brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII's affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from ASII and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund's investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers' management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

Investment performance of the Funds and the Advisers. The Board received and reviewed with management, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund's performance benchmark. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better

170	2020 Annual Report

Supplemental Information (Unaudited) (continued)

reflect the respective Fund's investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available.

The Trustees also considered ASII's and the Sub-Advisers' performance and reputation generally, the historical responsiveness of ASII to Trustee concerns about performance, the performance of the fund family generally, and the willingness of ASII and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds' performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund's net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund's net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds' advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management's discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund's total annual operating expenses for a period of time.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates' relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management's discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management's discussion of the Funds' advisory fee structure. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds' potential future growth and increased size would have an effect on fees, noting that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered, among other things, the Advisers' investment experience. The Board also considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. ASII's role in coordinating the activities of the Trust's other service providers was also considered. The Board also considered the Advisers' risk management processes. The Board also considered that it receives information on a regular

2020 Annual Report	171

Supplemental Information (Unaudited) (concluded)

basis from the Trust's Chief Compliance Officer regarding the Advisers' compliance policies and procedures. The Board was also mindful of the Advisers' focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	whether the Funds have operated in accordance with their investment objectives as well as the Funds' record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•	so-called "fallout benefits" to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds' securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•	the nature, quality, cost and extent of administrative services provided by ASII under a separate agreement covering administrative services.

*   *   *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Trustees, including the Independent Trustees, voting separately, would ratify their approval at the next in-person Board meeting.

172	2020 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2020

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust ("Independent Trustees")
Radhika Ajmera**** Year of Birth: 1964	Trustee since February 2020	Ms Ajmera has been an Independent Trustee of Aberdeen Funds since February 2020. She is also an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since June 2015 and of Aberdeen Japan Equity Fund Inc since September 2014 where she was appointed Chair effective December 2017.	20	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997	27	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	22	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019 and served as Director of BlackRidge Financial Inc. from 2004 to 2019.	21	Director of CenturyLink Investment Management Company since 2006.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	20	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.

2020 Annual Report	173

Management of the Funds (Unaudited) (continued)

As of October 31, 2020

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993.	19	None.
Trustees who are interested persons (as defined in the 1940 Act) of the trust ("Interested Trustees")
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 19 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 2 portfolios.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

174	2020 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2020

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President and Chief Executive Officer (Since September 2014)	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

2020 Annual Report	175

Management of the Funds (Unaudited) (continued)

As of October 31, 2020

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore.
Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)	Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role.
Josh Duitz** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President (Since March 2019)	Currently, Senior Vice President in the Global Equities Team at ASII. He joined ASII in 2018.
Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)	Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Ms. Gubriy joined Aberdeen Standard Investments in 2005.
Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since December 2020)	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Jim O'Connor** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President (Since December 2020)	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O'Connor joined ASII in 2010.
Brian O'Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O'Neill joined Aberdeen Standard Investments Inc. in 2008.

176	2020 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2020

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen , Mr. Demetriou, Mr. O'Connor, Mr. Kim and Mr. O'Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 2 portfolios, each of which may also be deemed to be a part of the same "Fund Complex" as the Trust.

2020 Annual Report	177

Management Information

Trustees

Radhika Ajmera

Martin J. Gilbert

P. Gerald Malone, Chairman

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 aberdeenstandard.com/us AOE-0140-AR

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2020

Aberdeen Emerging Markets Debt Fund

Class A – AKFAX ■ Class C – AKFCX ■ Class R – AKFRX ■ Institutional Class – AKFIX ■ Institutional Service Class – AKFSX

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Class A – CUGAX ■ Class C – CGBCX ■ Class R – AGCRX ■ Institutional Class – AGCIX ■ Institutional Service Class – CGFIX

Aberdeen Intermediate Municipal Income Fund

Class A – NTFAX ■ Class C – GTICX ■ Class R – ABERX ■ Institutional Class – ABEIX ■ Institutional Service Class – ABESX

Aberdeen Short Duration High Yield Municipal Fund

Class A – AAHMX ■ Institutional Class – AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Table of Contents

Market Review	Page 1
Aberdeen Emerging Markets Debt Fund	Page 3
Aberdeen Global Absolute Return Strategies Fund	Page 12
Aberdeen Intermediate Municipal Income Fund	Page 28
Aberdeen Short Duration High Yield Municipal Fund	Page 35
Aberdeen Ultra Short Municipal Income Fund	Page 47
Financial Statements	Page 56
Notes to Financial Statements	Page 74
Report of Independent Registered Public Accounting Firm	Page 95
Other Tax Information	Page 96
Shareholder Expense Examples	Page 97
Supplemental Information	Page 98
Management of the Funds	Page 101

Investors should carefully consider a fund's investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a "Fund" and collectively, the "Funds") is included in the Funds' semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q's successor form, Form N-PORT). The Funds' Form N-Q and Form N-PORT filings are available on the Commission's website at http://www.sec.gov and the Funds make the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds' Statement of Additional Information, which is available on the Funds' website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission's website at www.sec.gov.

Market Review

Global financial markets experienced unprecedented volatility during the 12-month period ended October 31, 2020. Both the global equity and fixed-income markets performed well between November 2019 and January 2020, as supportive central bank monetary policy globally and hopes of a breakthrough in the U.S.-China trade war helped allay investors' fears about economic growth. Additionally, the decisive outcome of the election in the UK in December 2019 removed much of the political wrangling and uncertainty related to the UK's withdrawal from the European Union (Brexit).

However, in February 2020, attention shifted to the coronavirus (COVID-19) outbreak as it spread from China to engulf the rest of the world. Governments worldwide responded with drastic containment measures which all but crippled the global economy. As global growth forecasts plummeted, many central banks sought to ease the pain by slashing interest rates and implementing aggressive support programs. The U.S. Federal Reserve (Fed) reduced its benchmark interest rate three times, taking it to near 0% – a level last seen in the aftermath of the global financial crisis in 2008.

U.S. lawmakers enacted the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act stimulus package in an effort to counter the economic effects of coronavirus. Additionally, the European Union agreed to raise US$857 billion from financial markets in an effort to support member states and sectors most affected by the pandemic, while the European Central Bank extended its US$1.6 trillion emergency bond-purchase program to mid-2021. These measures helped investor sentiment to recover through the summer of 2020, along with subsiding infection rates, which allowed some easing of lockdown restrictions in many countries. Consequently, global economic activity rebounded strongly, propelling equity prices higher. However, a resurgence of infections, particularly in the U.S. and Europe, subsequently forced many nations to reimpose movement restrictions. This weighed heavily on global equity markets towards the end of the reporting period.

Equity prices in developed markets globally recorded modest gains over the 12-month period ended October 31, 2020, with the Morgan Stanley Capital International (MSCI) All-Country (AC) World Index (Net Dividends),1 a global equity market benchmark, returning 4.9%. The Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index (Net Dividends),2 was the strongest-performing global stock market region for the reporting period, returning 11.8%, followed by the 9.7% return of the U.S. broader-market S&P 500 Index.3 Conversely, Japanese and European equities significantly underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX) (Net Dividends)4 posting a virtually flat return of -0.01%, and the MSCI Europe Index (Net Dividends)5 returning -9.3% for the reporting period.

In the Asia-Pacific region, North Asian markets, including China, South Korea and Taiwan, outperformed their peers across Asia over the reporting period as they were among the first to contain the virus effectively. Similarly, the New Zealand market performed well as the government acted swiftly to get the virus under control. In contrast, Southeast Asian markets underperformed during the reporting period. The Singapore market declined on investors' concerns that its open economy would be affected by sluggish global demand due to the pandemic. Indonesia and the Philippines struggled to slow COVID-19 infections.

The information technology sector led the rally in the U.S. equity market for the reporting period, garnering a double-digit return. Conversely, the energy sector posted a notable decline and was the weakest- performing sector. The COVID-19 pandemic has significantly hampered the U.S. economy. U.S. gross domestic product (GDP) fell 31.4% in the second quarter of 2020, attributable mainly to downturns in consumer spending, exports and nonresidential fixed investment.6 The economy subsequently expanded by 33.1% in the third quarter of 2020, due largely to businesses reopening and the resumption of other activities that were postponed or restricted due to the pandemic.7 There were notable increases in consumer spending, private inventory investment and exports.

Emerging-market (EM) equities, as represented by the MSCI Emerging Markets Index (Net Dividends),8 outperformed their developed-market counterparts, returning 8.3% for the reporting period. Following a COVID-19-induced selloff in the first quarter of 2020, EM stock prices rebounded in the second and third quarters of 2020, after initial lockdowns seemingly slowed infection rates in most affected areas; this led many economies to gradually reopen for business. A key factor aiding the rally in EM stocks during this period was the unprecedented monetary and fiscal policy support by central banks and governments worldwide.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,9 moved sharply lower, returning -19.0% over the reporting period. The real estate market downturn was prompted by the emergence and spread of COVID-19 in Europe and the Americas. The listed property market was particularly hard hit as much of the sector includes venues where people congregate, such as malls or hotels, which faced direct, negative impacts from lockdowns and restrictions on movement. As people around the world were forced to work from their homes, the office space sector also came under pressure amid speculation that corporations will opt to rent less office in the future in favor of increased agile working arrangements. The listed real estate markets bottomed in March 2020, but continued a gradual recovery as investors adjusted their expectations for the post-COVID-19 world.

Fixed-income securities in developed markets modestly outperformed their global equity counterparts over the reporting period, with the Bloomberg Barclays Global Aggregate Bond Index,10 returning 5.6%. Global investment-grade11 bonds, as represented by the ICE Bank of America (BofA) Global Corporate Index,12 returned 6.3%, outperforming the 2.9% return of their global high-yield counterparts, as measured by the ICE BofA Global High Yield Constrained Index,13 for the reporting period. As credit spreads widened significantly, demand for "safe-haven" assets such as developed-market government bonds soared, driving yields down sharply. This was compounded by central banks globally cutting interest rates to record lows, along with an unprecedented amount of

2020 Annual Report	1

Market Review (concluded)

coordinated fiscal support from governments worldwide. The Fed reduced its benchmark interest rate to near 0% and proposed trillions of dollars in COVID-19 support. The Asia-Pacific fixed-income markets recorded positive total returns for the reporting period, driven mainly by local interest rates. In local-currency government bonds, yields in the short end of the curve declined more than those in the long end as monetary policy supported demand for short-dated bonds, while supply pressures to finance the government rescue packages weighed on longer-dated issues. Emerging-market debt outside Asia also experienced difficulty during the reporting period, but with considerable divergence by country. The performance of emerging market local-currency bonds was hampered by currency weakness in several countries.

Outlook

In our view, the short-term global outlook remains fraught with uncertainty. On the political front, former Vice President Joe Biden's victory in the U.S. presidential election in November represents a change in the Executive Branch, but the remaining runoff elections for both of Georgia's U.S. Senate seats in early January 2021, continue to leave the political structure of the Legislative Branch in limbo. The Democratic Party needs both seats to gain a 50-50 split in the upper house, aided by tie-breaking votes from Vice President-elect Kamala Harris, for a technical "sweep" of both houses of Congress. The market views a split Congress as the most likely outcome and, therefore, the continuation of limited stimulus combined with supportive actions from the Fed perpetuating "lower for longer" interest rates. While Biden's initial choices for Cabinet and staff positions point to a politically centrist approach, overall policy implementation will remain uncertain until the Georgia Senate election is decided, as it dictates Biden's ability to push more of his agenda on, among other things, taxes, government-supported energy transition, healthcare, trade and infrastructure.

Regarding the COVID-19 pandemic, news that a vaccine may soon be widely available lifted investor sentiment in late 2020. We expect the approval and successful distribution of a vaccine to make a meaningful difference in Aberdeen Standard Investments' global economic growth forecasts going forward.

Aberdeen Standard Investments

1	The MSCI AC World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
3	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
4	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
5	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
6	Source: U.S. Department of Commerce, July 2020.
7	Source: U.S. Department of Commerce, October 2020.
8	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
9	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
10	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local-currency bond markets.
11	Companies whose bonds are rated as "investment-grade" usually have a lower chance of defaulting on their debt than those rated as "non-investment grade." These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.
12	The ICE BofA Global Corporate Index tracks the performance of global investment-grade bonds.
13	The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

2	2020 Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned -1.29% for the 12-month period ended October 31, 2020, versus the 0.98% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, during the same period.

Emerging-market (EM) debt recorded modest gains over the reporting period, but with considerable divergence by country. On a global basis, hard-currency bonds outperformed local-currency issues, driven primarily by currency weakness in several countries.

Early in the reporting period, the U.S.-China trade war dominated the newsflow. The world's two largest economies agreed to a trade deal in late 2019, some tariffs were reversed, and the prospect of rising global trade buoyed EM assets worldwide. This optimism ended in early 2020, however, as the coronavirus (COVID-19) became a global pandemic. Furthermore, declining oil prices contributed to losses in major energy-producing countries. The Brent Crude oil price fell dramatically in February 2020, as the rise of COVID-19 fueled investors' fears of a global economic slowdown, coupled with an oil-price war between Russia and Saudi Arabia. The EM debt to U.S. Treasury yield spread widened considerably in March 2020, as economic effects became visible. In the last six months of the reporting period, markets began to recover. Bonds reacted positively to interest-rate cuts – both from the U.S. Federal Reserve and at a local EM country level – to support struggling economies. However, COVID-19 cases again began to rise, most notably in India and Latin America.

Mexico, the largest component of the J.P. Morgan EMBI Global Diversified Index, declined slightly over the reporting period. The country was hit with a slew of credit downgrades,1 including to state-owned oil company Petróleos Mexicanos (Pemex). Also in Latin America, the Brazilian real slumped over 30% over the reporting period, as a combination of central bank monetary policy easing and deteriorating external conditions offset appreciation in local-currency bond prices. In contrast, Asia was a strong-performing region during the reporting period. Indonesia and Malaysia garnered positive returns for both hard- and local-currency bonds.

The Fund underperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, over the 12-month period ended October 31, 2020. Overall country allocation and currency exposure detracted from Fund performance, while credit and sector allocations, as well as security selection, had a positive impact.

Latin America was the weakest market performer for the reporting period. The Fund's exposure to Ecuador was the biggest detractor from performance, although this was partially offset by security selection in the country. The Fund's position in Brazil also weighed on performance for the reporting period, attributable mainly to the exposure to the Brazilian real. In Eastern Europe, the Fund's exposure to the Russian ruble had a negative impact on performance.

Conversely, the lack of exposure to Lebanon and overweight positions relative to the benchmark in Qatar, Indonesia and Saudi Arabia contributed positively to Fund performance for the reporting period. Fund performance also benefited from security selection in Argentina and Angola, as well as sector allocation in Serbia.

Regarding portfolio activity, early in the reporting period, we increased the Fund's hard-currency exposure to Mozambique, Qatar, Bahrain, Pakistan and Belarus. Conversely, we reduced the positioning in Gabon, Serbia, Sri Lanka, the Dominican Republic and Papua New Guinea. Later in the period, we added to the Fund's holdings in Romania, Costa Rica, Panama, Nigeria, Uruguay and Ukraine. We also established a new position in Barbados after the government exited default and secured an International Monetary Fund (IMF) program, and Angola, which received a positive IMF assessment. However, we decreased the Fund's exposure to hard-currency bonds from Costa Rica, Jamaica, Jordan, Kenya, Tunisia, Pakistan, Saudi Arabia, and Senegal. We also exited all of the Fund's exposure to Turkey due to our concerns of the government's large fiscal financing needs, and we reduced the holding in Sri Lanka due to restructuring risk. We participated in new issues from Bermuda, Bahrain and Sharjah, one of the United Arab Emirates, which we believed were attractively priced. We also switched out of shorter-dated bonds in El Salvador in favor of its new 30-year bonds.

In the local-currency space, we added to the Fund's positions in South Africa, Russia and Brazil. Additionally, we reduced the Fund's duration2 in Indonesia and decreased the exposure to Mexico. We reduced our Indonesian rates position to add Brazilian rates duration given the central bank's dovish bias not reflected in market prices. We also invested in long-dated bonds in Russia based on valuations.

In terms of quasi-sovereign bonds, we added to the Fund's holdings in Pemex, Mexico's state-owned oil and gas company, Kazakhstan-based KazMunayGas Exploration Production JSC and Eskom Holdings SOC, a South African electricity company. Conversely, we trimmed the Fund's exposure to Bahrain via Oil & Gas Holding Co., and reduced the positions in Investment Corporation of Dubai and Zambia-based First Quantum Minerals Ltd. We also took some profits from the Fund's holdings in Indonesian quasi-sovereign bonds as the spread versus the country's sovereign bond compressed3 toward the lowest historical range, and we subsequently initiated a holding in Huarong Asset Management Co. Ltd. in China.

Within the corporate sector, we added to the Fund's holding in Colombia-based oil and gas company Ecopetrol S.A., and carried out a switch from Malaysia-based TNB Global Ventures Capital Bhd, which issues debt securities to repay existing credit facilities,4 refinance

1	S&P Global Ratings, Moody's Corp. and Fitch Ratings are independent, unaffiliated research companies that rate fixed income securities on the basis of risk and the borrower's ability to make interest payments. S&P and Fitch credit ratings are expressed as letter grades that range from "AAA" to "D" to communicate the agency's opinion of relative level of credit risk. Moody's assigns ratings from Aaa to C, with Aaa being the highest quality and C the lowest quality.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	Spread compression refers to a decrease in yields between differing debt securities of varying maturities, credit ratings, issuer, or risk level.
4	A credit facility is a type of business loan which allows the borrowing business access funds over an extended period of time rather than reapplying for a loan each time it needs money.

2020 Annual Report	3

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

indebtedness, and for acquisition purposes, to China-based construction company Longfor Group Holdings Ltd.

The Fund's use of derivatives contributed approximately 0.60% to the performance of the Fund.

The resurgence of COVID-19 cases in some countries is leading to renewed containment measures. We believe that governments worldwide will be better prepared this time and should be able to avoid the full lockdown restrictions seen in March 2020. As we move into 2021, we anticipate that economic activity will continue to normalize. However, we believe that cautiousness in consumer and investor sentiment is likely to persist as the world learns to live with COVID-19 for a while longer. In our view, fiscal and monetary policy easing should continue to provide support as central banks globally keep liquidity conditions flush and governments roll out fiscal measures. In our view, risks to the EM debt asset class include the results of the U.S. presidential election that was held in November 2020, which will be key in establishing the course of the U.S. foreign policy agenda with respect to China and Russia, as well as the continued debate around private-sector involvement in the G20 Debt Service Suspension Initiative, which calls upon bilateral and private-sector creditors to provide debt- service relief to select EM borrowers.

Portfolio Management:

Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). and issuer risk (the value of a security may decline for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services). The Fund's investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuations, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Derivatives are speculative and may hurt the Fund's performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

4	2020 Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2020)		1 Yr.	5Yr.	Inception[1]
Class A	w/o SC	(1.53%)	4.85%	2.54%
	w/SC2	(4.48%)	4.21%	2.15%
Class C	w/o SC	(2.34%)	4.16%	1.84%
	w/SC3	(3.29%)	4.16%	1.84%
Class R4	w/o SC	(1.94%)	4.57%	2.28%
Institutional Service Class[4]	w/o SC	(1.36%)	5.21%	2.86%
Institutional Class[4]	w/o SC	(1.29%)	5.22%	2.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund commenced operations on November 1, 2012.
2	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2020)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	5

Aberdeen Emerging Markets Debt Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Government Bonds	75.6%
Corporate Bonds	21.3%
Short-Term Investment	1.5%
Warrants	–%
Other Assets in Excess of Liabilities	1.6%
100.0%

Amounts listed as "–" are 0% or round to 0%

The following chart summarizes the composition of the Fund's portfolio, in Bloomberg Industries, expressed as a percentage of net assets.

Top Industries
Oil, Gas & Consumable Fuels	6.3%
Commercial Banks	2.5%
Diversified Financial Services	2.0%
Energy Equipment & Services	1.9%
Real Estate	1.8%
Chemicals	1.0%
Transportation	1.0%
Electric Utilities	0.9%
Food Products	0.5%
Paper & Forest Products	0.5%
Other	81.6%
100.0%

Top Holdings*
Perusahaan Penerbit SBSN Indonesia III 09/10/2024	2.7%
Ukraine Government International Bond 09/01/2024	2.6%
Qatar Government International Bond 03/14/2049	2.3%
Brazil Notas do Tesouro Nacional, Series B 08/15/2024	2.3%
Brazil Notas do Tesouro Nacional Serie F 01/01/2031	2.2%
Bahamas Government International Bond 11/21/2028	2.1%
Indonesia Government International Bond 02/17/2037	2.0%
Saudi Government International Bond 04/17/2049	1.9%
Russian Federal Bond – OFZ, Series 6228 04/10/2030	1.7%
Dominican Republic International Bond 01/27/2045	1.7%
Other	78.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Mexico	6.5%
Brazil	6.2%
Indonesia	5.9%
Qatar	5.8%
United Arab Emirates	5.2%
Ukraine	4.8%
Egypt	4.6%
Saudi Arabia	3.6%
South Africa	3.3%
Ecuador	3.1%
Other	51.0%
100.0%

6	2020 Annual Report

Statement of Investments

October 31, 2020
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (21.3%)
BAHRAIN (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Oil and Gas Holding Co. BSCC (USD), 7.63%, 11/07/2024 (a)	$200,000	$213,491
BRAZIL (1.0%)
Food Products (0.5%)
BRF SA (USD), 4.88%, 01/24/2030 (a)	260,000	260,395
Paper & Forest Products (0.5%)
Suzano Austria GmbH (USD), 7.00%, 03/16/2047 (a)	200,000	242,252
		502,647
CHINA (1.4%)
Real Estate (1.4%)
Country Garden Holdings Co. Ltd. (USD), 5.13%, 01/17/2025 (a)	450,000	470,457
Longfor Group Holdings Ltd. (USD), 3.95%, 09/16/2029 (a)	230,000	244,214
		714,671
COLOMBIA (0.8%)
Commercial Banks (0.3%)
Bancolombia SA, (fixed rate to 10/18/2022, variable rate thereafter) (USD), 4.88%, 10/18/2027	200,000	196,652
Oil, Gas & Consumable Fuels (0.5%)
Ecopetrol SA (USD), 6.88%, 04/29/2030	210,000	252,840
		449,492
GEORGIA (1.9%)
Energy Equipment & Services (0.9%)
Georgian Oil and Gas Corp. JSC (USD), 6.75%, 04/26/2021 (a)(b)	490,000	495,145
Transportation (1.0%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	480,000	499,200
		994,345
INDIA (0.5%)
Commercial Banks (0.5%)
HDFC Bank Ltd. (INR), 8.10%, 03/22/2025 (a)(b)	20,000,000	280,465
INDONESIA (1.2%)
Oil, Gas & Consumable Fuels (0.6%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	250,000	305,000
Sovereign Agency (0.6%)
Lembaga Pembiayaan Ekspor Indonesia (USD), 3.88%, 04/06/2024 (a)	290,000	308,705
		613,705

	Shares or Principal Amount	Value (US$)
KAZAKHSTAN (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(c)	$200,000	$212,740
KUWAIT (0.5%)
Chemicals (0.5%)
MEGlobal Canada ULC (USD), 5.88%, 05/18/2030 (a)	230,000	273,465
MEXICO (4.2%)
Commercial Banks (0.4%)
BBVA Bancomer SA., (fixed rate to 09/13/2029, variable rate thereafter) (USD), 5.88%, 09/13/2034 (a)	230,000	238,710
Oil, Gas & Consumable Fuels (3.4%)
Petroleos Mexicanos
(USD), 6.88%, 08/04/2026	200,000	191,980
(USD), 6.50%, 03/13/2027	800,000	743,824
(USD), 6.84%, 01/23/2030	180,000	160,632
(USD), 5.95%, 01/28/2031	80,000	66,960
(USD), 6.50%, 06/02/2041	200,000	154,800
(USD), 6.95%, 01/28/2060	570,000	445,740
		1,763,936
Real Estate Investment Trust (REIT) Funds (0.4%)
Trust F/1401 (USD), 6.39%, 01/15/2050 (a)	220,000	228,525
		2,231,171
MOROCCO (0.5%)
Chemicals (0.5%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	250,524
NIGERIA (0.4%)
Engineering & Construction (0.4%)
IHS Netherlands Holdco BV (USD), 8.00%, 09/18/2027 (a)	200,000	203,000
PANAMA (0.4%)
Commercial Banks (0.4%)
Global Bank Corp., (fixed rate to 04/16/2028, variable rate thereafter) (USD), 5.25%, 04/16/2029 (a)	198,000	210,573
PERU (0.4%)
Metals & Mining (0.4%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	200,000	210,600
RUSSIA (1.0%)
Diversified Financial Services (0.5%)
Gtlk Europe Capital DAC (USD), 4.65%, 03/10/2027 (a)	270,000	266,117
Oil, Gas & Consumable Fuels (0.5%)
Gazprom Neft OAO Via GPN Capital SA (USD), 4.38%, 09/19/2022 (a)	250,000	260,327
		526,444

See accompanying Notes to Financial Statements.

2020 Annual Report	7

Statement of Investments (continued)

October 31, 2020
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
SAUDI ARABIA (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Saudi Arabian Oil Co. (USD), 4.25%, 04/16/2039 (a)	$200,000	$227,354
SOUTH AFRICA (1.3%)
Diversified Telecommunication Services (0.4%)
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	200,000	203,280
Electric Utilities (0.9%)
Eskom Holdings SOC Ltd. (USD), 7.13%, 02/11/2025 (a)	530,000	495,334
		698,614
TUNISIA (0.9%)
Commercial Banks (0.9%)
Banque Centrale de Tunisie International Bond (EUR), 6.38%, 07/15/2026 (a)	469,000	464,288
UKRAINE (0.4%)
Iron/Steel (0.4%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	200,000	201,540
UNITED ARAB EMIRATES (3.2%)
Airlines (0.3%)
Zahidi Ltd. (USD), 4.50%, 03/22/2028 (a)(c)	184,743	182,543
Diversified Financial Services (1.5%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	730,000	779,860
Energy Equipment & Services (1.0%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(c)	200,000	238,268
Galaxy Pipeline Assets Bidco Ltd. (USD), 2.63%, 03/31/2036 (a)(c)	264,000	263,365
		501,633
Real Estate (0.4%)
MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter) (USD), 5.50%, 09/07/2022 (a)(d)	200,000	196,060
		1,660,096
VENEZUELA (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petroleos de Venezuela SA
(USD), 0.00%, 05/16/2024	1,140,000	41,040
(USD), 0.00%, 11/15/2026	525,236	17,858
		58,898
Total Corporate Bonds		11,198,123
GOVERNMENT BONDS (75.6%)
ALBANIA (0.5%)
Albania Government International Bond (EUR), 3.50%, 06/16/2027 (a)	237,000	284,303

	Shares or Principal Amount	Value (US$)
ANGOLA (1.4%)
Angolan Government International Bond
(USD), 9.50%, 11/12/2025 (a)	$580,000	$495,960
(USD), 8.25%, 05/09/2028 (a)	290,000	227,911
		723,871
ARGENTINA (2.7%)
Argentine Republic Government International Bond
(USD), 1.00%, 07/09/2029	174,073	71,544
VRN (USD), 0.13%, 07/09/2030 (e)	1,210,284	441,754
VRN (USD), 0.13%, 07/09/2035 (e)	2,373,111	776,007
(USD), 0.00%, 12/15/2035	533,627	1,334
VRN (USD), 0.13%, 01/09/2038 (e)	392,218	146,297
		1,436,936
ARMENIA (1.3%)
Republic of Armenia International Bond
(USD), 7.15%, 03/26/2025 (a)	400,000	427,368
(USD), 3.95%, 09/26/2029 (a)	260,000	244,962
		672,330
BAHAMAS (2.1%)
Bahamas Government International Bond (USD), 6.00%, 11/21/2028 (a)	1,270,000	1,098,550
BAHRAIN (1.1%)
Bahrain Government International Bond (USD), 5.45%, 09/16/2032 (a)	600,000	585,701
BARBADOS (0.2%)
Barbados Government International Bond (USD), 6.50%, 10/01/2029 (a)(c)	127,300	122,208
BELARUS (2.0%)
Republic of Belarus International Bond
(USD), 6.88%, 02/28/2023 (a)	360,000	355,552
(USD), 6.20%, 02/28/2030 (a)	220,000	207,239
Republic of Belarus Ministry of Finance
(USD), 5.88%, 02/24/2026 (a)	259,000	245,491
(USD), 6.38%, 02/24/2031 (a)	261,000	245,888
		1,054,170
BELIZE (0.4%)
Belize Government International Bond (USD), 4.94%, 02/20/2034 (a)(b)(c)	450,863	198,379
BENIN (1.0%)
Benin Government International Bond (EUR), 5.75%, 03/26/2026 (a)(c)	450,000	502,033
BRAZIL (5.2%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2024 (f)	1,780,000	1,185,097
Series F (BRL), 10.00%, 01/01/2029	1,749,000	345,883
Brazil Notas do Tesouro Nacional Serie F (BRL), 10.00%, 01/01/2031	5,901,000	1,172,992
		2,703,972

See accompanying Notes to Financial Statements.

8	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
COLOMBIA (0.9%)
Colombia Government International Bond (COP), 7.00%, 06/30/2032 (a)	$1,750,000,000	$481,880
DOMINICAN REPUBLIC (2.3%)
Dominican Republic International Bond
(USD), 6.85%, 01/27/2045 (a)	820,000	878,466
(USD), 5.88%, 01/30/2060 (a)	360,000	343,800
		1,222,266
ECUADOR (3.1%)
Ecuador Government International Bond
(USD), 0.00%, 07/31/2030 (a)(c)(g)	182,263	82,931
VRN (USD), 0.50%, 07/31/2030 (a)(c)(e)	646,240	429,756
VRN (USD), 0.50%, 07/31/2035 (a)(c)(e)	1,475,994	806,262
VRN (USD), 0.50%, 07/31/2040 (a)(c)(e)	593,440	293,759
		1,612,708
EGYPT (4.6%)
Egypt Government International Bond
(USD), 7.60%, 03/01/2029 (a)	820,000	852,226
(EUR), 5.63%, 04/16/2030 (a)	460,000	496,737
(USD), 8.50%, 01/31/2047 (a)	200,000	198,584
(USD), 7.90%, 02/21/2048 (a)	250,000	236,612
(USD), 8.70%, 03/01/2049 (a)	600,000	603,900
		2,388,059
EL SALVADOR (2.7%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	875,000	718,822
(USD), 8.63%, 02/28/2029 (a)	473,000	409,859
(USD), 8.25%, 04/10/2032 (a)	100,000	82,151
(USD), 9.50%, 07/15/2052 (a)	216,000	186,518
		1,397,350
GHANA (1.6%)
Ghana Government International Bond
(USD), 7.88%, 02/11/2035 (a)(c)	470,000	416,537
(USD), 8.63%, 06/16/2049 (a)(c)	300,000	263,250
(USD), 8.75%, 03/11/2061 (a)(c)	200,000	175,762
		855,549
HONDURAS (0.3%)
Honduras Government International Bond (USD), 5.63%, 06/24/2030 (a)	150,000	165,375
INDONESIA (4.7%)
Indonesia Government International Bond (USD), 6.63%, 02/17/2037 (a)	740,000	1,031,015
Indonesia Treasury Bond, Series FR79 (IDR), 8.38%, 04/15/2039	–	–
Perusahaan Penerbit SBSN Indonesia III (USD), 4.35%, 09/10/2024 (a)	1,280,000	1,423,770
		2,454,785

	Shares or Principal Amount	Value (US$)
IRAQ (1.0%)
Iraq International Bond
(USD), 6.75%, 03/09/2023 (a)	$280,000	$260,400
(USD), 5.80%, 01/15/2028 (a)	291,562	250,729
		511,129
IVORY COAST (1.0%)
Ivory Coast Government International Bond
(EUR), 5.25%, 03/22/2030 (a)(c)	160,000	179,568
(EUR), 5.88%, 10/17/2031 (a)(c)	200,000	227,738
(EUR), 6.88%, 10/17/2040 (a)(c)	100,000	113,414
		520,720
KENYA (0.8%)
Kenya Government International Bond (USD), 7.00%, 05/22/2027 (a)(c)	410,000	425,945
MEXICO (2.3%)
Mexican Bonos
Series M20 (MXN), 10.00%, 12/05/2024	5,700,000	317,839
Series M (MXN), 5.75%, 03/05/2026	12,100,000	580,377
Series M30 (MXN), 8.50%, 11/18/2038	5,500,000	301,006
		1,199,222
MONTENEGRO (0.2%)
Montenegro Government International Bond (EUR), 2.55%, 10/03/2029 (a)	100,000	105,552
MOROCCO (0.8%)
Morocco Government International Bond (EUR), 1.50%, 11/27/2031 (a)	410,000	442,097
MOZAMBIQUE (0.6%)
Mozambique International Bond (USD), 5.00%, 09/15/2031 (a)(c)	360,000	298,573
NIGERIA (1.8%)
Nigeria Government International Bond
(USD), 7.63%, 11/21/2025 (a)	453,000	475,650
(USD), 6.50%, 11/28/2027 (a)	460,000	446,114
		921,764
PAKISTAN (0.5%)
Third Pakistan International Sukuk Co., Ltd. (USD), 5.50%, 10/13/2021 (a)	250,000	249,062
PANAMA (0.5%)
Panama Government International Bond (USD), 4.50%, 04/01/2056	200,000	246,500
PARAGUAY (1.5%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	600,000	775,200

See accompanying Notes to Financial Statements.

2020 Annual Report	9

Statement of Investments (continued)

October 31, 2020
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
QATAR (5.8%)
Qatar Government International Bond
(USD), 3.88%, 04/23/2023 (a)	$230,000	$246,675
(USD), 4.00%, 03/14/2029 (a)	450,000	527,055
(USD), 3.75%, 04/16/2030 (a)	200,000	232,199
(USD), 5.10%, 04/23/2048 (a)	600,000	827,184
(USD), 4.82%, 03/14/2049 (a)	925,000	1,231,776
		3,064,889
ROMANIA (1.3%)
Romanian Government International Bond
(EUR), 2.00%, 01/28/2032 (a)	312,000	363,354
(EUR), 3.50%, 04/03/2034 (a)	250,000	328,752
		692,106
RUSSIA (2.0%)
Russian Federal Bond – OFZ
Series 6228 (RUB), 7.65%, 04/10/2030	65,500,000	916,248
Series 6221 (RUB), 7.70%, 03/23/2033	10,750,000	150,878
		1,067,126
RWANDA (0.9%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	450,000	471,135
SAUDI ARABIA (3.2%)
Saudi Government International Bond
(USD), 4.50%, 04/17/2030 (a)	570,000	681,972
(USD), 5.00%, 04/17/2049 (a)	770,000	982,639
		1,664,611
SENEGAL (0.4%)
Senegal Government International Bond (EUR), 4.75%, 03/13/2028 (a)(c)	200,000	230,181
SERBIA (1.4%)
Serbia International Bond (EUR), 3.13%, 05/15/2027 (a)	590,000	746,630
SOUTH AFRICA (2.0%)
Republic of South Africa Government Bond, Series 2040 (ZAR), 9.00%, 01/31/2040	10,800,000	529,931
Republic of South Africa Government International Bond (USD), 6.25%, 03/08/2041	500,000	492,540
		1,022,471
TUNISIA (1.0%)
Banque Centrale de Tunisie International Bond
(EUR), 6.75%, 10/31/2023 (a)	200,000	207,419
(EUR), 5.63%, 02/17/2024 (a)	317,000	316,283
		523,702

	Shares or Principal Amount	Value (US$)
UKRAINE (4.4%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2024 (a)	$1,300,000	$1,343,875
(EUR), 6.75%, 06/20/2026 (a)	430,000	491,795
(USD), 7.75%, 09/01/2026 (a)	232,000	234,436
(USD), 0.00%, 05/31/2040 (a)(h)	270,000	233,215
		2,303,321
UNITED ARAB EMIRATES (2.0%)
Abu Dhabi Government International Bond (USD), 3.13%, 04/16/2030 (a)	287,000	319,509
Finance Department Government of Sharjah (USD), 4.00%, 07/28/2050 (a)	233,000	231,844
Sharjah Sukuk Program Ltd. (USD), 4.23%, 03/14/2028 (a)	445,000	493,760
		1,045,113
URUGUAY (1.5%)
Uruguay Government International Bond
(UYU), 4.38%, 12/15/2028 (c)(f)	7,218,018	188,722
(USD), 4.38%, 01/23/2031	110,000	132,688
(USD), 5.10%, 06/18/2050 (c)	350,000	467,603
		789,013
UZBEKISTAN (0.6%)
Republic of Uzbekistan Bond (USD), 4.75%, 02/20/2024 (a)	300,000	313,858
VENEZUELA (0.0%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (b)(i)	165,000	15,098
Total Government Bonds		39,605,443
WARRANTS (0.0%)
BRAZIL (0.0%)
OAS S.A. (b)(j)(k)	29,232	–
UNITED STATES (0.0%)
CANADACO, Series A (b)(j)(k)	92,841	–
Total Warrants		0
SHORT-TERM INVESTMENT (1.5%)
UNITED STATES (1.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (l)	776,625	776,625
Total Short-Term Investment		776,625
Total Investments (Cost $53,712,064) (m)—98.4%		51,580,191
Other Assets in Excess of Liabilities—1.6%		825,600
Net Assets—100.0%		$52,405,791

See accompanying Notes to Financial Statements.

10	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen Emerging Markets Debt Fund

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Illiquid security.
(c)	Sinkable security.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(e)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(f)	Inflation linked security.
(g)	Issued with a zero coupon.
(h)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(i)	Security is in default.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(k)	Non-Income Producing Security.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro Currency
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PLC	Public Limited Company
RUB	Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At October 31, 2020, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso/United States Dollar
11/25/2020	UBS AG	COP 1,980,225,000	USD 533,322	$ 511,143	$ (22,179)
Indian Rupee/United States Dollar
11/25/2020	Barclays Bank plc	INR 42,210,000	USD 557,825	565,525	7,700
				$ 1,076,668	$ (14,479)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/25/2020	Barclays Bank plc	USD 1,068,897	BRL 5,973,000	$ 1,039,919	$ 28,978
11/25/2020	UBS AG	USD 1,424,335	BRL 7,803,000	1,358,529	65,806
United States Dollar/Colombian Peso
11/25/2020	UBS AG	USD 463,078	COP 1,758,817,000	453,992	9,086
United States Dollar/Euro
02/01/2021	Deutsche Bank AG	USD 6,144,067	EUR 5,225,000	6,098,509	45,558
02/01/2021	Royal Bank Of Canada	USD 109,577	EUR 93,000	108,548	1,029
United States Dollar/Mexican Peso
02/02/2021	UBS AG	USD 687,706	MXN 15,285,000	713,623	(25,917)
United States Dollar/South African Rand
02/01/2021	Barclays Bank plc	USD 479,313	ZAR 8,074,000	491,098	(11,785)
				$10,264,218	$112,755
Unrealized appreciation on forward foreign currency exchange contracts					$158,157
Unrealized depreciation on forward foreign currency exchange contracts					(59,881)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2020 Annual Report	11

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Aberdeen Global Absolute Return Strategies Fund (Institutional Class shares net of fees) returned 3.54% for the 12-month period ended October 31, 2020, versus the 1.01% return of its benchmark, the ICE Bank of America 3-Month U.S. Treasury Bill Index, for the same period.

Global equities, as measured by the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends),1 returned 4.89% over the 12-month period ended October 3, 2020, but with considerable divergence by country. While U.S. and Chinese stocks performed well during the period, equity markets in many other countries recorded sharp downturns. Shares in the UK and Latin America saw particularly weak performance. During November and December 2019, global equity markets moved higher. Supportive central bank action globally and hopes of a breakthrough in the U.S.-China trade war helped allay investors' fears about global economic growth. Additionally, the decisive outcome of the election in the UK in December 2019, removed much of the political wrangling and uncertainty related to the UK's withdrawal from the European Union (commonly referred to as Brexit).

In early 2020, attention shifted to the coronavirus (COVID-19) outbreak as it spread from China to engulf the rest of the world. Governments globally responded with drastic containment measures which all but crippled the global economy. As global growth forecasts plummeted, central banks worldwide sought to ease the pain by slashing interest rates and implementing aggressive support programs. The U.S. Federal Reserve reduced its benchmark interest rate three times, taking it to near 0%. This was a level last seen in the aftermath of the 2008 global financial crisis. The European Central Bank announced a stimulus plan worth €1.35 trillion (about US$1.62 trillion) in an effort to counter the economic effects of COVID-19.

Governments also announced unprecedented spending packages as they sought to tide over businesses and individuals so that their countries' economies might recover more quickly once the pandemic had passed.

These measures helped investor sentiment to recover through the summer of 2020, along with subsiding infection rates, which allowed some easing of lockdown restrictions in many countries. Consequently, global economic activity rebounded strongly, propelling equity prices higher.

By the autumn of 2020, many regions had started to succumb to a second wave of the virus, necessitating the reimposition of restrictions. Concurrently, uncertainty over the U.S. presidential election and renewed Brexit worries contributed to investors'

uneasiness. As a result, global equity markets experienced downturns towards the end of the reporting period in September and October 2020.

Aberdeen Global Absolute Return Strategies Fund recorded a positive return for the 12-month period ended October 31, 2020. The Fund's overweight position in U.S. government bonds versus German Bunds enhanced Fund performance for the reporting period. This positioning reflected our view that interest rates in the U.S. would fall further than those in Germany. The Fund's corporate bond exposures – particularly high-yield bonds – were boosted by supportive actions from central banks and governments worldwide. The Fund's equity positions saw mixed performance during the reporting period. The exposure to U.S. and Korean equities, as well as global video-game positions, benefited Fund performance. Positions in European equity infrastructure companies also had a positive impact on Fund performance on news of a huge European spending plan to cut carbon emissions. However, the Fund's UK equity position detracted from performance for the reporting period amid resurgent COVID-19 cases and Brexit woes. The Fund's European equity income and U.S. equity volatility positions also weighed on performance for the period.

Plummeting oil prices caused global inflation expectations to fall, benefiting the Fund's short UK inflation position. Conversely, the Fund's U.S. inflation position, which sought to benefit from rising U.S. inflation, had a negative impact on Fund performance for the reporting period. The COVID-19 pandemic blighted the outlook for the property market, hampering the Fund's global real estate investment trust (REIT) strategy. The Fund's Mexican government bonds position lost ground over the reporting period, while the emerging-market income position benefited from investors' search for higher yields. The Fund's Australian and U.S. interest-rates positions also were positive contributors to Fund performance for the period.

We employed derivatives in the Fund throughout the reporting period. We used currency swaps2 to implement our investment views and hedge any unintended currency risk at the Fund level. Within the Fund's fixed-income segment, we employed bond futures, credit default swaps,3 interest-rate swaps,4 interest-rate swaptions,5 inflation swaps6 and currency swaps to implement our investment views and to manage currency and interest-rate exposure. We used equity futures, options and total return swaps7 to implement and manage the Fund's equity exposure. The derivatives positions contributed approximately 2.30% to the Fund's absolute return for the reporting period.

Regarding the COVID-19 pandemic, news that a vaccine may soon be widely available has lifted investor sentiment in late 2020. The

1	The MSCI AC World Index tracks the performance of stocks in developed and emerging markets.
2	A currency swap is the exchange of interest – and sometimes principal – in one currency for the same in another currency.
3	credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.
4	An interest-rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
5	An interest-rate swaption refers to an option to enter into an interest rate swap or some other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.
6	An inflation swap is a contract used to transfer inflation risk from one party to another through an exchange of fixed cash flows. In an inflation swap, one party pays a fixed-rate cash flow on a principal amount while the other party pays a floating rate linked to an inflation index.
7	A total return swap comprises an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

12	2020 Annual Report

Aberdeen Global Absolute Return Strategies Fund (Unaudited) (concluded)

approval and successful distribution of a vaccine will make a meaningful difference in our global economic growth forecasts.

At the end of the reporting period on October 31, 2020, the Fund's positioning reflected this mixed economic outlook. The Fund continues to hold risk assets that in our view provide greater return potential, with capacity to add when the risk-reward payoff improves.

We believe that the Fund's corporate bond strategies, equity themes and currency positions should generate positive returns.8 We believe that the Fund is positioned well to meet its performance objective, with the right balance to protect the Fund in the event of market downturns.

Effective November 15, 2019, the Fund name changed from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund. As of that date, the Fund changed its investment objective and principal investment strategies, including its 80% investment policy.

Portfolio Management:

Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund's objective will be achieved.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund's returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Derivatives are speculative and may hurt the Fund's performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	13

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.26%	3.96%	1.58%
	w/SC2	0.19%	3.33%	1.27%
Class C	w/o SC	2.54%	3.25%	0.85%
	w/SC3	1.54%	3.25%	0.85%
Institutional Service Class[4]	w/o SC	3.35%	4.14%	1.72%
Institutional Class[4]	w/o SC	3.54%	4.23%	1.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and principal investment strategies, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to November 15, 2019 does not reflect the current investment strategy. Please consult the Fund's prospectus for more detail.
2	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Absolute Return Strategies Fund, the ICE Bank of America (BofA) 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE Bank of America (BofA) 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

14	2020 Annual Report

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
U.S. Treasuries	34.5%
Money Market Funds	20.4%
Common Stocks	19.6%
Certificates of Deposit	18.9%
Commercial Paper	4.6%
Purchased Options	2.8%
Liabilities in Excess of Other Assets	(0.8%)
100.0%

Top Countries
United States	63.9%
France	10.6%
United Kingdom	5.7%
Netherlands	5.5%
Canada	4.4%
Supranational	2.3%
Japan	1.5%
Germany	1.3%
Denmark	1.0%
South Korea	0.8%
Other	3.0%
100.0%

Top Holdings
Vestas Wind Systems AS	0.5%
Schneider Electric SE	0.5%
RWE AG	0.5%
Orsted AS	0.5%
U.S. Treasury Inflation Indexed Bond 02/15/2045	0.5%
Iberdrola SA	0.4%
U.S. Treasury Inflation Indexed Bond 02/15/2044	0.4%
Prologis, Inc., REIT	0.4%
U.S. Treasury Inflation Indexed Bond 02/15/2048	0.3%
NextEra Energy, Inc.	0.3%
Other	92.9%
97.2%

2020 Annual Report	15

Statement of Investments

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (19.6%)
AUSTRALIA (0.4%)
Materials (0.3%)
Glencore PLC (a)	15,743	$31,757
Newcrest Mining Ltd.	2,028	42,056
		73,813
Real Estate (0.1%)
Charter Hall Group	287	2,488
Dexus, REIT	621	3,757
Goodman Group, REIT	677	8,763
		15,008
		88,821
AUSTRIA (0.0%)
Real Estate (0.0%)
CA Immobilien Anlagen AG	85	2,335

BELGIUM (0.0%)
Real Estate (0.0%)
Aedifica SA, REIT	14	1,411
Warehouses De Pauw CVA, REIT	113	3,786
		5,197
BRAZIL (0.2%)
Materials (0.2%)
Wheaton Precious Metals Corp.	1,033	47,632

CANADA (1.1%)
Communication Services (0.1%)
Shaw Communications, Inc., Class B	1,501	24,729

Materials (0.9%)
Agnico-Eagle Mines Ltd.	665	52,728
Barrick Gold Corp.	1,918	51,268
Franco-Nevada Corp.	349	47,656
Kirkland Lake Gold Ltd.	1,079	49,224
		200,876
Real Estate (0.1%)
Allied Properties Real Estate Investment Trust	106	2,571
Canadian Apartment Properties, REIT	150	4,822
		7,393
		232,998
CHINA (0.8%)
Communication Services (0.4%)
China Mobile Ltd.	4,000	24,466
NetEase, Inc., ADR	275	23,867
Tencent Holdings Ltd.	500	38,203
		86,536

	Shares or Principal Amount	Value (US$)
Consumer Discretionary (0.4%)
BYD Co. Ltd.	2,000	$40,430
NIO, Inc. (a), ADR	1,592	48,683
		89,113
		175,649
DENMARK (1.0%)
Industrials (0.5%)
Vestas Wind Systems AS	702	120,438

Utilities (0.5%)
Orsted AS (b)	627	99,514
		219,952
FINLAND (0.2%)
Real Estate (0.0%)
Kojamo OYJ	61	1,257

Utilities (0.2%)
Fortum OYJ	2,572	48,345
		49,602
FRANCE (1.3%)
Communication Services (0.1%)
Ubisoft Entertainment SA (a)	241	21,288

Industrials (0.9%)
Alstom SA (a)	1,441	64,383
Schneider Electric SE	967	117,497
		181,880
Real Estate (0.0%)
Gecina SA, REIT	47	5,835

Utilities (0.3%)
Engie SA (a)	5,166	62,480
		271,483
GERMANY (1.3%)
Industrials (0.3%)
KION Group AG	371	28,909
Siemens AG	263	30,854
		59,763
Information Technology (0.2%)
Infineon Technologies AG	1,553	43,237

Materials (0.1%)
Covestro AG (b)	667	31,833

Real Estate (0.2%)
alstria office REIT-AG	323	4,112
LEG Immobilien AG	48	6,487
Sirius Real Estate Ltd.	12,128	11,552
Vonovia SE	221	14,114
		36,265

See accompanying Notes to Financial Statements.

16	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (continued)
GERMANY (continued)
Utilities (0.5%)
RWE AG	2,976	$110,135
		281,233
JAPAN (1.5%)
Communication Services (0.6%)
Capcom Co. Ltd.	400	21,877
KDDI Corp.	900	24,349
Nexon Co. Ltd.	1,000	27,871
Nintendo Co. Ltd.	100	54,069
		128,166
Consumer Discretionary (0.2%)
Bandai Namco Holdings, Inc.	300	22,420
Sony Corp.	300	25,010
		47,430
Information Technology (0.5%)
Anritsu Corp.	1,300	28,460
Fujitsu Ltd.	500	59,158
NEC Corp.	500	25,185
		112,803
Real Estate (0.2%)
Daiwa House REIT Investment Corp., REIT	1	2,313
Daiwa Office Investment Corp., REIT	2	10,853
Daiwa Securities Living Investments Corp.	1	977
GLP J-REIT	2	3,083
Invesco Office J-Reit, Inc., REIT	5	620
Japan Real Estate Investment Corp.	2	9,802
Mitsui Fudosan Co. Ltd., REIT	300	5,108
Nippon Building Fund, Inc., REIT	2	10,102
Nippon Prologis REIT, Inc., REIT	1	3,292
Orix JREIT, Inc.	1	1,405
		47,555
		335,954
JERSEY (0.1%)
Financials (0.1%)
Sanne Group PLC	1,239	9,736

NETHERLANDS (0.2%)
Information Technology (0.2%)
ASML Holding NV	88	31,839

NORWAY (0.0%)
Real Estate (0.0%)
Entra ASA (b)	168	2,196

REPUBLIC OF IRELAND (0.3%)
Industrials (0.2%)
Kingspan Group PLC (a)	541	47,161

Information Technology (0.1%)
Keywords Studios PLC	698	19,134
		66,295

	Shares or Principal Amount	Value (US$)
RUSSIA (0.4%)
Materials (0.4%)
MMC Norilsk Nickel PJSC, ADR	1,383	$32,846
Polymetal International PLC	2,030	43,147
		75,993

SINGAPORE (0.0%)
Real Estate (0.0%)
CapitaLand Mall Trust, REIT	3,996	5,065

SOUTH KOREA (0.8%)
Communication Services (0.1%)
NCSoft Corp.	31	21,300

Consumer Discretionary (0.4%)
Hyundai Motor Co.	223	32,642
LG Electronics, Inc.	389	28,918
S&T Motiv Co. Ltd.	603	26,951
		88,511

Information Technology (0.2%)
L&F Co. Ltd.	1,004	35,078

Materials (0.1%)
LG Chem Ltd.	62	33,807
		178,696

SPAIN (0.4%)
Real Estate (0.0%)
Inmobiliaria Colonial Socimi SA, REIT	346	2,463
Merlin Properties Socimi SA	391	2,632
		5,095

Utilities (0.4%)
Iberdrola SA	7,717	91,119
		96,214

SWEDEN (0.3%)
Communication Services (0.1%)
Tele2 AB, B Shares	1,930	22,778

Consumer Discretionary (0.1%)
Autoliv, Inc.	424	32,139

Real Estate (0.1%)
Castellum AB	265	5,518
Fabege AB	256	3,232
Hufvudstaden AB	128	1,671
Kungsleden AB	265	2,249
		12,670
		67,587

TAIWAN (0.5%)
Communication Services (0.1%)
Sea Ltd. (a), ADR	160	25,232

See accompanying Notes to Financial Statements.

2020 Annual Report	17

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (continued)
TAIWAN (continued)
Industrials (0.2%)
Bizlink Holding, Inc.	5,000	$38,449

Information Technology (0.2%)
MediaTek, Inc.	1,000	23,770
Taiwan Semiconductor Manufacturing Co. Ltd.	2,000	30,259
		54,029
		117,710

THAILAND (0.2%)
Industrials (0.2%)
Delta Electronics Thailand PCL	5,600	32,162

UNITED KINGDOM (2.4%)
Communication Services (0.3%)
Auto Trader Group PLC (b)	893	6,714
Future PLC	791	20,337
Gamma Communications PLC	893	19,320
Rightmove PLC (a)	490	3,922
Team17 Group PLC (a)	1,886	17,347
		67,640

Consumer Discretionary (0.3%)
AO World PLC (a)	2,009	9,424
Dunelm Group PLC	562	9,501
Games Workshop Group PLC	172	23,123
Greggs PLC (a)	239	3,992
Hollywood Bowl Group PLC	2,338	3,939
JD Sports Fashion PLC	738	7,100
Trainline PLC (a)(b)	935	3,333
		60,412

Consumer Staples (0.2%)
Cranswick PLC	292	12,172
Hilton Food Group PLC	1,055	15,830
Hotel Chocolat Group PLC (a)	869	3,884
		31,886

Financials (0.2%)
AJ Bell PLC	1,538	8,395
Draper Esprit PLC (a)	1,068	8,385
Impax Asset Management Group PLC	1,453	10,212
Intermediate Capital Group PLC	693	10,526
Liontrust Asset Management PLC	507	8,210
		45,728

Health Care (0.1%)
Craneware PLC	175	3,525
Dechra Pharmaceuticals PLC (c)	129	5,836
Genus PLC	294	15,625
		24,986

Industrials (0.5%)
Avon Rubber PLC	199	10,137
Chemring Group PLC	1,998	6,764

	Shares or Principal Amount	Value (US$)
Diploma PLC	137	$3,945
GlobalData PLC	632	12,896
IMI PLC	2,411	32,328
JET2 PLC	426	4,693
Polypipe Group PLC (a)	1,049	6,246
Rotork PLC	1,050	3,826
RWS Holdings PLC	1,294	9,360
Spirax-Sarco Engineering PLC	45	6,579
Ultra Electronics Holdings PLC	264	6,441
		103,215

Information Technology (0.6%)
Avast PLC (b)	1,041	6,397
AVEVA Group PLC	848	47,071
Computacenter PLC	600	17,722
DiscoverIE Group PLC	1,264	9,414
FDM Group Holdings PLC	468	6,042
GB Group PLC (a)	564	6,496
Kainos Group PLC	1,413	22,663
Midwich Group PLC (a)	523	2,355
Softcat PLC	726	10,583
Spirent Communications PLC	2,200	8,259
		137,002

Materials (0.1%)
Hill & Smith Holdings PLC	605	9,409
Marshalls PLC (a)	1,254	10,864
Victrex PLC	153	3,656
		23,929

Real Estate (0.1%)
Assura PLC, REIT	5,775	5,701
Safestore Holdings PLC, REIT	561	5,840
UNITE Group PLC (The), REIT (a)	569	6,140
		17,681

Utilities (0.0%)
Telecom Plus PLC	381	6,563
		519,042

UNITED STATES (6.2%)
Communication Services (0.4%)
Activision Blizzard, Inc.	348	26,354
Electronic Arts, Inc. (a)	173	20,731
Take-Two Interactive Software, Inc. (a)	140	21,689
Zynga, Inc. (a), Class A	2,374	21,342
		90,116

Consumer Discretionary (0.2%)
BorgWarner, Inc.	882	30,852

Energy (0.1%)
New Fortress Energy, Inc.	752	27,170

See accompanying Notes to Financial Statements.

18	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (continued)
UNITED STATES (continued)
Industrials (0.5%)
Emerson Electric Co.	495	$32,071
MasTec, Inc. (a)	623	30,926
Rockwell Automation, Inc.	142	33,671
		96,668

Information Technology (2.5%)
Advanced Micro Devices, Inc. (a)	692	52,101
Amdocs Ltd.	472	26,611
Arista Networks, Inc. (a)	128	26,739
Ciena Corp. (a)	498	19,616
Cisco Systems, Inc.	671	24,089
Cognex Corp.	500	32,950
Intel Corp.	572	25,328
IPG Photonics Corp. (a)	191	35,518
Microsoft Corp.	253	51,225
MKS Instruments, Inc.	292	31,650
NVIDIA Corp.	125	62,670
Qorvo, Inc. (a)	216	27,510
QUALCOMM, Inc.	281	34,664
Skyworks Solutions, Inc.	199	28,117
Teradyne, Inc.	403	35,404
Zebra Technologies Corp., Class A (a)	122	34,604
		548,796

Materials (0.6%)
Freeport-McMoRan, Inc.	2,069	35,876
Newmont Corp.	809	50,838
Royal Gold, Inc.	393	46,692
		133,406

Real Estate (1.6%)
Alexandria Real Estate Equities, Inc.	71	10,758
American Homes 4 Rent, REIT	172	4,862
American Tower Corp., REIT	67	15,387
Americold Realty Trust, REIT	217	7,862
Apartment Investment & Management Co.,, Class A, REIT	80	2,552
AvalonBay Communities, Inc.	51	7,096
Boston Properties, Inc., REIT	62	4,489
Digital Realty Trust, Inc.	115	16,594
Douglas Emmett, Inc., REIT	84	1,982
Duke Realty Corp.	303	11,511
Equinix, Inc., REIT	88	64,349
Equity LifeStyle Properties, Inc.	150	8,878
Essex Property Trust, Inc., REIT	27	5,524
Extra Space Storage, Inc., REIT	61	7,073
Gaming and Leisure Properties, Inc., REIT	168	6,107
Highwoods Properties, Inc., REIT	141	4,198
Host Hotels & Resorts, Inc., REIT	318	3,333
Hudson Pacific Properties, Inc., REIT	104	2,003
Invitation Homes, Inc.	475	12,948
MGM Growth Properties LLC	241	6,374
Mid-America Apartment Communities, Inc., REIT	72	8,397
Omega Healthcare Investors, Inc., REIT	169	4,869
Prologis, Inc., REIT	779	77,277
Realty Income Corp., REIT	201	11,630

	Shares or Principal Amount	Value (US$)
Sabra Health Care REIT, Inc., REIT	186	$2,448
SITE Centers Corp., REIT	147	1,001
STORE Capital Corp., REIT	147	3,778
Sun Communities, Inc., REIT	66	9,084
UDR, Inc., REIT	175	5,467
VEREIT, Inc., REIT	1,019	6,318
Vornado Realty Trust, REIT	159	4,886
Welltower, Inc.	284	15,271
		354,306

Utilities (0.3%)
NextEra Energy, Inc.	912	66,767
		1,348,081
Total Common Stocks		4,261,472

U.S. TREASURIES (2.4%)
UNITED STATES (2.4%)
U.S. Treasury Inflation Indexed Bond
(USD), 3.38%, 04/15/2032 (d)	$18,448	27,563
(USD), 0.75%, 02/15/2042	50,492	62,109
(USD), 0.63%, 02/15/2043	51,207	61,607
(USD), 1.38%, 02/15/2044	63,228	88,008
(USD), 0.75%, 02/15/2045	79,905	99,202
(USD), 1.00%, 02/15/2046	42,777	56,221
(USD), 0.88%, 02/15/2047	38,544	49,884
(USD), 1.00%, 02/15/2048	55,014	73,742
(USD), 0.25%, 02/15/2050	10,109	11,541
		529,877
Total U.S. Treasuries		529,877
Total Purchased Options (see page 27)		603,748
SHORT-TERM INVESTMENT (76.0%)
CERTIFICATES OF DEPOSIT (18.9%)
CANADA (3.3%)
Bank of Montreal (USD), 0.01%, 11/02/2020	727,237	727,237

FRANCE (7.0%)
Credit Agricole SA (USD), 0.02%, 11/02/2020	734,022	734,022
Societe Generale SA (USD), 0.08%, 11/02/2020	780,196	780,196
		1,514,218

NETHERLANDS (5.3%)
ING Bank NV (USD), 0.01%, 11/02/2020	453,584	453,584
Rabobank Nederland NV (USD), 0.03%, 11/02/2020	708,067	708,067
		1,161,651

UNITED KINGDOM (3.3%)
BNP Paribas (USD), 0.03%, 11/02/2020	708,957	708,957
Total Certificates of Deposit		4,112,063
COMMERCIAL PAPER (4.6%)
FRANCE (2.3%)
Agence Centrale des Organismes de Securite Sociale (USD), 0.12%, 11/05/2020	500,000	499,993

See accompanying Notes to Financial Statements.

2020 Annual Report	19

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL PAPER (continued)
SUPRANATIONAL (2.3%)
Eurofima (USD), 0.18%, 11/09/2020	$500,000	$499,980
Total Commercial Paper		999,973

MONEY MARKET FUNDS (20.4%)
UNITED STATES (20.4%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03% (e)	4,437,036	4,437,036
Total Money Market Funds		4,437,036

U.S. TREASURIES (32.1%)
U.S. Treasury Bill
(USD), 0.15%, 11/27/2020 (d)(f)	1,000,000	999,941
(USD), 0.09%, 12/10/2020 (f)	2,500,000	2,499,766
(USD), 0.08%, 01/07/2021 (f)	2,000,000	1,999,679
(USD), 0.09%, 02/18/2021 (f)	1,500,000	1,499,572
		6,998,958
Total U.S. Treasuries		6,998,958
Total Short-Term Investment		16,548,030
Total Investments (Cost $21,519,939) (g)—100.8%		21,943,127
Liabilities in Excess of Other Assets—(0.8)%		(167,986)
Net Assets—100.0%		$21,775,141

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.

(d)	All or a portion of the security has been designated as collateral for swap contracts.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(f)	The rate shown is the discount yield at the time of purchase.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CPI	Consumer Price Index
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLC	Public Limited Company
REIT	Real Estate Investment Trust
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
UK	RPI United Kingdom Retail Price Index
USD	U.S. Dollar
ZAR	South African Rand

At October 31, 2020, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
Australian 10 Year Bond Futures	38	12/15/2020	$ 3,948,829	$ 3,993,554	$ 44,725
Euro STOXX 50 Future	6	12/18/2020	226,578	206,772	(19,806)
TOPIX Index Future	4	12/10/2020	623,116	600,984	(22,132)
United States Treasury Note 6%—5 year	21	12/31/2020	2,639,504	2,637,633	(1,871)
					$916
SHORT CONTRACT POSITIONS
FTSE 250 Index	(11)	12/18/2020	$ (477,776)	$ (489,490)	$ (11,714)
United States Treasury Long Bond Future	(5)	12/21/2020	(888,898)	(862,344)	26,554
					$14,840
					$15,756

See accompanying Notes to Financial Statements.

20	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

At October 31, 2020, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/09/2020	HSBC Bank plc	AUD	36,262	USD	26,419	$ 25,489	$ (930)
11/09/2020	JPMorgan Chase Bank N.A.	AUD	16,489	USD	11,821	11,591	(230)
11/09/2020	Royal Bank of Canada	AUD	50,914	USD	36,572	35,789	(783)
12/14/2020	Citibank N.A.	AUD	230,000	USD	170,268	161,700	(8,568)
01/14/2021	Barclays Bank plc	AUD	520,000	USD	365,854	365,643	(211)
02/12/2021	Barclays Bank plc	AUD	196,000	USD	137,917	137,836	(81)
Brazilian Real/United States Dollar
11/09/2020	Citibank N.A.	BRL	619,780	USD	108,624	107,990	(634)
11/09/2020	Goldman Sachs & Co.	BRL	758,510	USD	133,704	132,162	(1,542)
11/09/2020	HSBC Bank plc	BRL	326,200	USD	56,771	56,837	66
British Pound/United States Dollar
11/09/2020	Barclays Bank plc	GBP	1,102	USD	1,424	1,427	3
11/09/2020	JPMorgan Chase Bank N.A.	GBP	1,767	USD	2,254	2,289	35
11/09/2020	Royal Bank of Canada	GBP	44,660	USD	58,661	57,859	(802)
11/20/2020	Barclays Bank plc	GBP	50,000	USD	66,560	64,781	(1,779)
11/20/2020	JPMorgan Chase Bank N.A.	GBP	55,000	USD	71,629	71,259	(370)
01/14/2021	JPMorgan Chase Bank N.A.	GBP	146,000	USD	188,752	189,247	495
Canadian Dollar/United States Dollar
11/09/2020	JPMorgan Chase Bank N.A.	CAD	12,671	USD	9,632	9,511	(121)
11/09/2020	Royal Bank of Canada	CAD	5,913	USD	4,489	4,438	(51)
01/14/2021	JPMorgan Chase Bank N.A.	CAD	491,000	USD	368,681	368,692	11
Colombian Peso/United States Dollar
11/09/2020	Citibank N.A.	COP	1,169,600,000	USD	304,026	302,137	(1,889)
Danish Krone/United States Dollar
11/09/2020	Citibank N.A.	DKK	260,641	USD	41,589	40,782	(807)
11/09/2020	Goldman Sachs & Co.	DKK	275,328	USD	43,719	43,080	(639)
Euro/United States Dollar
11/09/2020	Barclays Bank plc	EUR	113,428	USD	134,435	132,121	(2,314)
11/09/2020	Citibank N.A.	EUR	52,246	USD	62,291	60,856	(1,435)
11/09/2020	JPMorgan Chase Bank N.A.	EUR	3,226	USD	3,819	3,757	(62)
11/09/2020	Royal Bank of Canada	EUR	77,469	USD	90,908	90,236	(672)
11/13/2020	HSBC Bank plc	EUR	96,000	USD	114,039	111,831	(2,208)
12/10/2020	Goldman Sachs & Co.	EUR	67,000	USD	79,650	78,098	(1,552)
Hong Kong Dollar/United States Dollar
11/09/2020	HSBC Bank plc	HKD	269,209	USD	34,733	34,726	(7)
11/09/2020	Royal Bank of Canada	HKD	24,041	USD	3,101	3,101	–
Indian Rupee/United States Dollar
11/09/2020	Citibank N.A.	INR	16,500,000	USD	218,375	221,483	3,108
11/09/2020	Goldman Sachs & Co.	INR	5,710,000	USD	75,835	76,646	811
02/10/2021	Goldman Sachs & Co.	INR	4,442,000	USD	59,575	59,075	(500)
02/10/2021	HSBC Bank plc	INR	9,106,100	USD	121,403	121,104	(299)
02/10/2021	JPMorgan Chase Bank N.A.	INR	3,997,800	USD	53,337	53,168	(169)
Indonesian Rupiah/United States Dollar
11/09/2020	Citibank N.A.	IDR	1,704,300,000	USD	115,296	115,723	427
11/09/2020	Goldman Sachs & Co.	IDR	1,150,000,000	USD	76,129	78,086	1,957
11/09/2020	HSBC Bank plc	IDR	1,748,000,000	USD	119,187	118,690	(497)

See accompanying Notes to Financial Statements.

2020 Annual Report	21

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen/United States Dollar
11/09/2020	Citibank N.A.	JPY	651,409	USD	6,172	$ 6,222	$ 50
11/09/2020	JPMorgan Chase Bank N.A.	JPY	3,164,411	USD	30,038	30,227	189
11/09/2020	Royal Bank of Canada	JPY	15,119,622	USD	142,826	144,424	1,598
12/14/2020	HSBC Bank plc	JPY	17,900,000	USD	169,529	171,070	1,541
12/14/2020	JPMorgan Chase Bank N.A.	JPY	11,100,000	USD	105,433	106,082	649
New Russian Ruble/United States Dollar
11/09/2020	HSBC Bank plc	RUB	21,750,000	USD	294,995	273,598	(21,397)
02/10/2021	HSBC Bank plc	RUB	17,182,500	USD	217,339	214,121	(3,218)
New Taiwan Dollar/United States Dollar
11/09/2020	Citibank N.A.	TWD	6,540,000	USD	225,455	229,548	4,093
11/09/2020	Goldman Sachs & Co.	TWD	938,498	USD	32,891	32,940	49
11/09/2020	HSBC Bank plc	TWD	3,128,145	USD	108,042	109,795	1,753
New Zealand Dollar/United States Dollar
11/13/2020	Goldman Sachs & Co.	NZD	341,000	USD	223,465	225,466	2,001
02/12/2021	Barclays Bank plc	NZD	208,000	USD	137,885	137,529	(356)
Norwegian Krone/United States Dollar
11/09/2020	Barclays Bank plc	NOK	22,871	USD	2,597	2,396	(201)
11/09/2020	HSBC Bank plc	NOK	12,213	USD	1,335	1,279	(56)
12/14/2020	Goldman Sachs & Co.	NOK	1,490,000	USD	171,749	156,061	(15,688)
Singapore Dollar/United States Dollar
11/09/2020	HSBC Bank plc	SGD	13,904	USD	10,227	10,179	(48)
South African Rand/United States Dollar
11/09/2020	Goldman Sachs & Co.	ZAR	5,423,700	USD	327,645	333,058	5,413
South Korean Won/United States Dollar
11/09/2020	Barclays Bank plc	KRW	268,000,000	USD	226,245	235,926	9,681
11/09/2020	HSBC Bank plc	KRW	84,000,000	USD	70,965	73,947	2,982
11/20/2020	HSBC Bank plc	KRW	45,000,000	USD	38,016	39,597	1,581
01/15/2021	HSBC Bank plc	KRW	397,280,000	USD	345,938	349,796	3,858
01/22/2021	HSBC Bank plc	KRW	366,720,000	USD	320,352	322,820	2,468
02/10/2021	Citibank N.A.	KRW	278,080,000	USD	245,540	244,711	(829)
Swedish Krona/United States Dollar
11/09/2020	HSBC Bank plc	SEK	69,591	USD	7,889	7,821	(68)
11/09/2020	JPMorgan Chase Bank N.A.	SEK	225,503	USD	26,133	25,344	(789)
11/13/2020	Goldman Sachs & Co.	SEK	988,000	USD	113,990	111,045	(2,945)
01/14/2021	Goldman Sachs & Co.	SEK	2,510,000	USD	276,027	282,409	6,382
Swiss Franc/United States Dollar
11/09/2020	Barclays Bank plc	CHF	17,425	USD	19,351	19,007	(344)
11/09/2020	JPMorgan Chase Bank N.A.	CHF	5,155	USD	5,654	5,623	(31)
11/13/2020	Barclays Bank plc	CHF	104,000	USD	114,799	113,453	(1,346)
12/14/2020	Goldman Sachs & Co.	CHF	204,000	USD	220,599	222,767	2,168
01/14/2021	Goldman Sachs & Co.	CHF	255,000	USD	276,113	278,759	2,646
Thai Baht/United States Dollar
11/09/2020	Barclays Bank plc	THB	2,250,000	USD	72,171	72,188	17
11/09/2020	HSBC Bank plc	THB	7,010,000	USD	225,158	224,905	(253)
02/10/2021	Goldman Sachs & Co.	THB	5,463,400	USD	174,528	175,231	703
02/10/2021	JPMorgan Chase Bank N.A.	THB	1,852,000	USD	59,306	59,400	94
						$ 8,597,984	$ (19,892)

See accompanying Notes to Financial Statements.

22	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/09/2020	Royal Bank of Canada	USD	138,916	AUD	192,363	$ 135,215	$ 3,701
12/10/2020	JPMorgan Chase Bank N.A.	USD	59,687	AUD	84,000	59,054	633
12/10/2020	Royal Bank of Canada	USD	20,364	AUD	28,000	19,685	679
12/14/2020	JPMorgan Chase Bank N.A.	USD	162,049	AUD	230,000	161,700	349
01/14/2021	JPMorgan Chase Bank N.A.	USD	366,493	AUD	520,000	365,643	850
01/15/2021	HSBC Bank plc	USD	345,343	AUD	481,520	338,587	6,756
01/22/2021	HSBC Bank plc	USD	319,412	AUD	444,480	312,551	6,861
United States Dollar/Brazilian Real
11/09/2020	Citibank N.A.	USD	81,623	BRL	447,000	77,885	3,738
11/09/2020	Goldman Sachs & Co.	USD	304,009	BRL	1,600,000	278,781	25,228
02/10/2021	Citibank N.A.	USD	108,330	BRL	619,780	107,656	674
02/10/2021	Goldman Sachs & Co.	USD	59,030	BRL	342,510	59,494	(464)
02/10/2021	HSBC Bank plc	USD	56,615	BRL	326,200	56,661	(46)
United States Dollar/British Pound
11/09/2020	Barclays Bank plc	USD	55,209	GBP	42,472	55,024	185
11/09/2020	Citibank N.A.	USD	1,865	GBP	1,466	1,899	(34)
11/09/2020	HSBC Bank plc	USD	9,998	GBP	7,724	10,007	(9)
11/09/2020	JPMorgan Chase Bank N.A.	USD	58,183	GBP	44,139	57,184	999
11/09/2020	Royal Bank of Canada	USD	551,010	GBP	419,996	544,123	6,887
11/20/2020	HSBC Bank plc	USD	70,500	GBP	54,000	69,964	536
11/20/2020	Royal Bank of Canada	USD	90,940	GBP	71,000	91,989	(1,049)
01/14/2021	JPMorgan Chase Bank N.A.	USD	367,852	GBP	287,640	372,843	(4,991)
United States Dollar/Canadian Dollar
11/09/2020	Barclays Bank plc	USD	16,312	CAD	21,499	16,137	175
11/09/2020	JPMorgan Chase Bank N.A.	USD	5,775	CAD	7,543	5,662	113
11/09/2020	Royal Bank of Canada	USD	30,894	CAD	40,887	30,690	204
01/14/2021	Goldman Sachs & Co.	USD	367,062	CAD	491,000	368,692	(1,630)
United States Dollar/Chinese Renminbi
11/20/2020	Citibank N.A.	USD	77,251	CNY	540,000	80,521	(3,270)
11/20/2020	HSBC Bank plc	USD	296,939	CNY	2,000,000	298,225	(1,286)
United States Dollar/Colombian Peso
11/09/2020	Citibank N.A.	USD	91,501	COP	349,000,000	90,156	1,345
11/09/2020	Goldman Sachs & Co.	USD	278,868	COP	1,060,000,000	273,825	5,043
02/10/2021	Citibank N.A.	USD	233,765	COP	900,600,000	231,911	1,854
United States Dollar/Danish Krone
11/09/2020	Barclays Bank plc	USD	223,431	DKK	1,401,025	219,213	4,218
11/09/2020	Goldman Sachs & Co.	USD	82,830	DKK	520,885	81,501	1,329
11/09/2020	JPMorgan Chase Bank N.A.	USD	9,989	DKK	63,278	9,901	88
United States Dollar/Euro
11/09/2020	Barclays Bank plc	USD	19,665	EUR	16,566	19,296	369
11/09/2020	Citibank N.A.	USD	74,349	EUR	62,788	73,135	1,214
11/09/2020	HSBC Bank plc	USD	39,838	EUR	33,310	38,800	1,038
11/09/2020	JPMorgan Chase Bank N.A.	USD	56,041	EUR	47,476	55,301	740
11/09/2020	Royal Bank of Canada	USD	926,902	EUR	780,311	908,909	17,993
11/13/2020	HSBC Bank plc	USD	115,075	EUR	96,000	111,831	3,244
12/10/2020	Citibank N.A.	USD	86,557	EUR	73,000	85,092	1,465
12/10/2020	Royal Bank of Canada	USD	86,921	EUR	74,000	86,257	664
02/12/2021	JPMorgan Chase Bank N.A.	USD	183,566	EUR	157,000	183,292	274

See accompanying Notes to Financial Statements.

2020 Annual Report	23

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Hong Kong Dollar
11/09/2020	HSBC Bank plc	USD	98,674	HKD	764,880	$ 98,663	$ 11
11/09/2020	Royal Bank of Canada	USD	2,248	HKD	17,417	2,247	1
11/20/2020	HSBC Bank plc	USD	47,734	HKD	370,000	47,728	6
United States Dollar/Indian Rupee
11/09/2020	Goldman Sachs & Co.	USD	60,145	INR	4,442,000	59,626	519
11/09/2020	HSBC Bank plc	USD	122,549	INR	9,106,100	122,233	316
11/09/2020	JPMorgan Chase Bank N.A.	USD	53,841	INR	3,997,800	53,663	178
United States Dollar/Indonesian Rupiah
11/09/2020	HSBC Bank plc	USD	372,363	IDR	5,520,000,000	374,811	(2,448)
02/10/2021	Citibank N.A.	USD	114,109	IDR	1,704,300,000	114,211	(102)
02/10/2021	HSBC Bank plc	USD	118,036	IDR	1,748,000,000	117,139	897
United States Dollar/Japanese Yen
11/09/2020	Barclays Bank plc	USD	56,107	JPY	5,913,375	56,485	(378)
11/09/2020	Citibank N.A.	USD	22,190	JPY	2,347,601	22,425	(235)
11/09/2020	JPMorgan Chase Bank N.A.	USD	51,758	JPY	5,482,161	52,366	(608)
11/09/2020	Royal Bank of Canada	USD	394,424	JPY	41,635,449	397,707	(3,283)
12/14/2020	Barclays Bank plc	USD	139,965	JPY	14,600,000	139,532	433
United States Dollar/New Russian Ruble
11/09/2020	HSBC Bank plc	USD	219,343	RUB	17,182,500	216,142	3,201
United States Dollar/New Taiwan Dollar
11/09/2020	Barclays Bank plc	USD	300,233	TWD	8,750,000	307,117	(6,884)
11/09/2020	Citibank N.A.	USD	132,543	TWD	3,848,140	135,066	(2,523)
11/09/2020	Goldman Sachs & Co.	USD	7,605	TWD	217,522	7,635	(30)
United States Dollar/New Zealand Dollar
11/13/2020	JPMorgan Chase Bank N.A.	USD	227,290	NZD	341,000	225,466	1,824
United States Dollar/Norwegian Krone
11/09/2020	Barclays Bank plc	USD	12,803	NOK	115,441	12,093	710
12/14/2020	Goldman Sachs & Co.	USD	155,713	NOK	1,490,000	156,061	(348)
United States Dollar/Singapore Dollar
11/09/2020	HSBC Bank plc	USD	27,757	SGD	38,008	27,826	(69)
United States Dollar/South African Rand
11/09/2020	Barclays Bank plc	USD	83,630	ZAR	1,470,000	90,270	(6,640)
11/09/2020	Citibank N.A.	USD	288,615	ZAR	5,010,000	307,654	(19,039)
02/10/2021	Goldman Sachs & Co.	USD	240,619	ZAR	3,973,700	241,475	(856)
United States Dollar/South Korean Won
11/09/2020	Barclays Bank plc	USD	62,129	KRW	73,595,604	64,788	(2,659)
11/09/2020	Citibank N.A.	USD	245,537	KRW	278,080,000	244,799	738
11/09/2020	HSBC Bank plc	USD	65,777	KRW	78,115,374	68,766	(2,989)
11/20/2020	HSBC Bank plc	USD	37,936	KRW	45,000,000	39,597	(1,661)
United States Dollar/Swedish Krona
11/09/2020	Goldman Sachs & Co.	USD	5,341	SEK	46,652	5,243	98
11/09/2020	HSBC Bank plc	USD	51,459	SEK	446,085	50,135	1,324
11/09/2020	JPMorgan Chase Bank N.A.	USD	4,856	SEK	41,917	4,711	145
11/13/2020	Goldman Sachs & Co.	USD	114,938	SEK	988,000	111,045	3,893
01/14/2021	Barclays Bank plc	USD	282,443	SEK	2,510,000	282,409	34

See accompanying Notes to Financial Statements.

24	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Swiss Franc
11/09/2020	JPMorgan Chase Bank N.A.	USD	20,547	CHF	18,724	$ 20,424	$ 123
11/09/2020	Royal Bank of Canada	USD	4,282	CHF	3,882	4,234	48
11/13/2020	Citibank N.A.	USD	115,584	CHF	104,000	113,453	2,131
12/14/2020	Citibank N.A.	USD	226,921	CHF	204,000	222,767	4,154
01/14/2021	HSBC Bank plc	USD	279,004	CHF	255,000	278,759	245
02/12/2021	HSBC Bank plc	USD	183,967	CHF	168,000	183,810	157
United States Dollar/Thai Baht
11/09/2020	Goldman Sachs & Co.	USD	230,220	THB	7,209,596	231,308	(1,088)
11/09/2020	JPMorgan Chase Bank N.A.	USD	59,425	THB	1,852,000	59,418	7
						$ 11,815,599	$ 56,020

At October 31, 2020, the Fund's open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation
Japanese Yen/Euro
11/27/2020	JPMorgan Chase Bank N.A.	JPY	93,700,000	EUR	749,422		$ 905,376	$ 21,956
11/27/2020	Barclays Bank plc	JPY	143,600,000	EUR	1,140,706		1,393,309	42,762
							$ 2,298,685	$ 64,718

Unrealized appreciation on forward foreign currency exchange contracts	$ 242,186
Unrealized depreciation on forward foreign currency exchange contracts	(141,340)

*  Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2020, the Fund held the following centrally cleared credit default swaps:

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Depreciation
Buy Protection:
12/20/2025	2,781,000	CDX.EM	Equal to (1.00)%	N/A	Quarterly	$ 193,836	$ 152,978	$ (40,858)
						$ 193,836	$ 152,978	$ (40,858)
Sell Protection:
12/20/2025	3,602,292	CDX.NA.HY	Equal to 5.00%	4.23%	Quarterly	$ 155,979	$ 144,228	$ (11,751)
12/20/2025	1,170,000	CDX.NA.HY	Equal to 5.00%	4.23%	Quarterly	52,356	46,844	(5,512)
12/20/2025	1,110,000	iTraxx Europe Crossover	Equal to 5.00%	3.67%	Quarterly	91,338	85,135	(6,203)
12/20/2025	452,000	iTraxx Europe Sub Financials	Equal to 1.00%	1.63%	Quarterly	(13,932)	(15,935)	(2,003)
						$ 285,741	$ 260,272	$ (25,469)

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

2020 Annual Report	25

Statement of Investments (continued)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

At October 31, 2020, the Fund held the following over-the-counter interest rate swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
EUR	$ 508,000	07/02/2050	Receive	6-month EURIBOR	0.01%	Semiannually	$–	$ (7,870)	$ (7,870)
EUR	1,610,000	07/02/2030	Pay	6-month EURIBOR	0.21%	Semiannually	–	15,894	15,894
							$–		$ 8,024

At October 31, 2020, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
GBP	$ 516,000	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	$ (16,912)	$ (13,434)	$ 3,478
GBP	355,000	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	(15,053)	(9,242)	5,811
EUR	659,000	06/15/2050	Receive	6-month EURIBOR	0.09%	Semiannually	–	(33,124)	(33,124)
USD	134,000	07/23/2050	Receive	12-month CPI	1.83%	Annually	–	14,266	14,266
EUR	43,000	08/28/2050	Receive	6-month EURIBOR	0.07%	Semiannually	–	(1,932)	(1,932)
EUR	43,000	08/28/2050	Receive	6-month EURIBOR	0.07%	Semiannually	–	(1,972)	(1,972)
EUR	86,000	08/31/2050	Receive	6-month EURIBOR	0.05%	Semiannually	–	(3,178)	(3,178)
USD	35,500	09/02/2050	Receive	12-month CPI	2.06%	Annually	–	534	534
USD	35,500	09/02/2050	Receive	12-month CPI	2.06%	Annually	–	500	500
							$(31,965)	$ (47,582)	$ (15,617)
GBP	$2,790,000	11/15/2029	Pay	12-month UK RPI	3.47%	Annually	$–	$ 72,636	$ 72,636
EUR	2,020,000	06/15/2030	Pay	6-month EURIBOR	1.00%	Semiannually	–	48,631	48,631
EUR	122,750	08/28/2030	Pay	6-month EURIBOR	1.00%	Semiannually	–	2,119	2,119
EUR	122,750	08/28/2030	Pay	6-month EURIBOR	1.00%	Semiannually	–	1,861	1,861
EUR	245,500	08/31/2030	Pay	6-month EURIBOR	0.18%	Semiannually	–	2,969	2,969
USD	15,900	07/23/2050	Pay	12-month CPI	1.83%	Annually	(1,081)	(1,693)	(612)
USD	35,500	09/02/2050	Pay	12-month CPI	2.06%	Annually	955	(534)	(1,489)
USD	35,500	09/02/2050	Pay	12-month CPI	2.06%	Annually	991	(499)	(1,490)
							$ 865	$125,490	$ 124,625
							$(31,100)	$ 77,908	$ 109,008

At October 31, 2020, the Fund held the following over-the-counter total return swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Total Return of Equity Security	Equity Index	Floating Rate Index	Frequency of Payments Made	Value	Unrealized Appreciation/ (Depreciation)
				MSCI China A
USD	$(351,443)	01/12/2021	Pay	Total Return Index	1-month LIBOR	Monthly	$(7,749)	$(7,749)
Total Total Return Swaps								(7,749)

See accompanying Notes to Financial Statements.

26	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen Global Absolute Return Strategies Fund

At October 31, 2020, the Fund held the following purchased options:

	Notional Amount	Value
PUT OPTIONS PURCHASED (2.8%)
30-year Interest Rate Swap Put, expiring 10/10/2023, Pay 1.34%, Receive 3-month LIBOR	$305,000	$ 37,151
30-year Interest Rate Swap Put, expiring 10/13/2023, Pay 1.305%, Receive 3-month LIBOR	305,000	38,622
30-year Interest Rate Swap Put, expiring 10/13/2023, Pay 1.31%, Receive 3-month LIBOR	305,000	38,416
30-year Interest Rate Swap Put, expiring 10/16/2023, Pay 1.27%, Receive 3-month LIBOR	305,000	40,131
30-year Interest Rate Swap Put, expiring 8/25/2023, Pay 1.12%, Receive 3-month LIBOR	676,000	102,138
30-year Interest Rate Swap Put, expiring 8/29/2023, Pay 1.12%, Receive 3-month LIBOR	676,000	102,240
30-year Interest Rate Swap Put, expiring 8/29/2023, Pay 1.18%, Receive 3-month LIBOR	338,000	48,048
30-year Interest Rate Swap Put, expiring 9/1/2023, Pay 1.235%, Receive 3-month LIBOR	268,000	36,006
30-year Interest Rate Swap Put, expiring 9/5/2023, Pay 1.114%, Receive 3-month LIBOR	268,000	40,887
30-year Interest Rate Swap Put, expiring 9/5/2023, Pay 1.115%, Receive 3-month LIBOR	268,000	39,328
30-year Interest Rate Swap Put, expiring 9/5/2023, Pay 1.126%, Receive 3-month LIBOR	536,000	80,781
Total Put Options Purchased		$603,748

At October 31, 2020, the Fund held the following written options:

PUT OPTIONS WRITTEN (2.0%)
5-year Interest Rate Swap Put, expiring 10/10/2023, Receive 0.88%, Pay 3-month LIBOR	$(1,345,000)	$ (27,936)
5-year Interest Rate Swap Put, expiring 10/13/2023, Receive 0.845%, Pay 3-month LIBOR	(1,345,000)	(29,348)
5-year Interest Rate Swap Put, expiring 10/13/2023, Receive 0.855%, Pay 3-month LIBOR	(1,345,000)	(28,981)
5-year Interest Rate Swap Put, expiring 10/16/2023, Receive 0.828%, Pay 3-month LIBOR	(1,345,000)	(30,049)
5-year Interest Rate Swap Put, expiring 8/25/2023, Receive 0.755%, Pay 3-month LIBOR	(3,188,000)	(73,531)
5-year Interest Rate Swap Put, expiring 8/29/2023, Receive 0.755%, Pay 3-month LIBOR	(3,188,000)	(73,725)
5-year Interest Rate Swap Put, expiring 8/29/2023, Receive 0.775%, Pay 3-month LIBOR	(1,594,000)	(35,939)
5-year Interest Rate Swap Put, expiring 9/1/2023, Receive 0.804%, Pay 3-month LIBOR	(1,230,000)	(26,859)
5-year Interest Rate Swap Put, expiring 9/5/2023, Receive 0.721%, Pay 3-month LIBOR	(1,230,000)	(29,928)
5-year Interest Rate Swap Put, expiring 9/5/2023, Receive 0.731%, Pay 3-month LIBOR	(2,460,000)	(59,117)
5-year Interest Rate Swap Put, expiring 9/5/2023, Receive 0.748%, Pay 3-month LIBOR	(1,230,000)	(28,938)
Total Put Options Written		$(444,351)

See accompanying Notes to Financial Statements.

2020 Annual Report	27

Aberdeen Intermediate Municipal Income Fund (Unaudited)

 Aberdeen Intermediate Municipal Income Fund (Institutional Class shares net of fees) returned 1.10% for the 12-month period ended October 31, 2020, versus the 3.46% return of its benchmark, the ICE Bank of America (BofA) 1-22 Year U.S. Municipal Securities Index, during the same period.

The overall U.S. municipal bond market generated a positive return during the reporting period, with the Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gaining 3.59%, while the taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 6.19%.

Both the municipal and taxable bond markets were aided by falling interest rates, which declined over the period amid several flights to quality given the continued fallout from the coronavirus (COVID-19) pandemic. In addition, the U.S. Federal Reserve (Fed) introduced several unprecedented actions to support the economy and the proper function of the financial markets. While the overall municipal market generated positive absolute returns during eight of the 12 months of the period, a portion of those gains were given back in March and April 2020. Over this time, investor risk aversion increased and there were concerns about market liquidity and the finances for several municipalities.

The Fund underperformed its benchmark, the ICE BofA ML 1-22 Year Municipal Securities Index, over the 12-month period ended October 31, 2020. The Fund's relatively lower credit-quality positioning was a headwind for relative results, as certain medium-grade and top-tier AAA3 securities outperformed. We continue to focus on adding what we believe is prudent yield to the Fund without taking on significant duration4 risk, while we are targeting overall strong credit quality. Fund performance also was hampered by allocations to the state general obligation, senior housing, and income tax financing bond sectors. On the upside, the Fund's positions in hospitals, gas forward prepay and economic and industrial development bond sectors bolstered performance for the reporting period.

In our view, municipal fundamentals remain stressed as a result of the COVID-19 pandemic and the subsequent economic shutdown. Despite most parts of the country having reopened to a degree, a recent resurgence in cases of COVID-19 will likely force a second shutdown in select areas in which there are material upticks in cases. We believe that these continued fits and starts to the economy will likely be a drag on municipal fundamentals, especially in select sectors. The fiscal and monetary policy responses remain fluid, but our expectation is that Congressional support for municipalities will likely come during the first quarter of 2021 after President-elect Joe Biden takes office. If the Democratic Party candidates win the two U.S. Senate run-off elections in Georgia fall in early January 2021, the party would narrowly control the Senate as well as the U.S. House of Representatives, which could result in significant stimulus to bolster municipal market fundamentals, in our view. Fund flows and coupon payments may have bolstered municipal performance to start the second half of the 2020 fiscal year, but new issuance has picked up as well.

Against this backdrop, we expect to maintain the Fund's credit mix in an effort to maintain a high distribution yield5 and hedge some risks to the various outcomes that we see on the horizon. While we anticipate maintaining this stance, as risks outweigh returns when it comes to moving down in credit quality at the moment, we recognize that if control of the U.S. Senate were to change, we may add incremental risk within the strategy. Additionally, we do not expect to extend the Fund's duration significantly over the medium term. However, given the market's short-term dynamics, the Fund's duration may increase somewhat, reflecting the impact of the additions of positions in credits that we believe provide opportunistic investments.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal

1	The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3	S&P Global Ratings' credit ratings express the agency's opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency's opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

5	The distribution yield reflects the amounts that may be expected to be distributed over the next 12 months as a percentage of the fund's share price on a particular date.

28	2020 Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited) (concluded)

repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Annual Report	29

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.83%	2.00%	2.73%
	w/SC2	(1.65%)	1.48%	2.47%
Class C	w/o SC	(0.01%)	1.23%	1.99%
	w/SC3	(0.99%)	1.23%	1.99%
Institutional Service Class[4]	w/o SC	1.09%	2.24%	3.00%
Institutional Class[4,5]	w/o SC	1.10%	2.26%	3.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. An unaffiliated party served as the subadviser for the Fund from June 23, 2008 to February 27, 2011.

2	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.

3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4	Not subject to any sales charge. Returns before the first offering of the Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.

5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Performance of a $10,000 Investment (as of October 31, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Intermediate Municipal Income Fund, the ICE BofA 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

30	2020 Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Municipal Bonds	99.1%
Short-Term Investment	–%
Other Assets in Excess of Liabilities	0.9%
100.0%

Amounts listed as "–" are 0% or round to 0%.

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	9.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	3.5%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	3.1%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.3%
Arizona Industrial Development Authority Revenue Bonds, Series B 01/01/2032	2.2%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	2.0%
State Health & Educational Facilities Authority Revenue Bonds, Series F 07/01/2027	1.9%
Metropolitan Transportation Authority Revenue Bonds 11/15/2027	1.9%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	1.8%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	1.8%
Other	70.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	19.3%
New York	16.9%
California	5.5%
Wisconsin	5.0%
New Jersey	4.5%
Pennsylvania	3.9%
Michigan	3.5%
Florida	3.2%
Maryland	3.1%
Georgia	2.7%
Other	32.4%
100.0%

2020 Annual Report	31

Statement of Investments

October 31, 2020
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (99.1%)
Alabama (1.6%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$ 1,054,410
Alaska (1.5%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,007,530
Arizona (2.2%)
Arizona Industrial Development Authority Revenue Bonds, Series B, 5.00%, 01/01/2032	1,580,000	1,440,660
California (5.5%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	387,405
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	472,148
M-S-R Energy Authority Gas Revenue Bonds Series B, 6.13%, 11/01/2029	495,000	622,883
Series A, 6.50%, 11/01/2039	500,000	777,920
San Francisco City & County Public Utilities Commission Revenue Bonds, (Pre-refunded @ $100, 11/01/2020), Series F, 5.00%, 11/01/2024	300,000	300,000
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,007,180
		3,567,536
Connecticut (1.9%)
State Health & Educational Facilities Authority Revenue Bonds, Series F, 5.00%, 07/01/2027	1,135,000	1,238,739
District of Columbia (0.9%)
Washington Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	557,850
Florida (3.2%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,032,050
Florida Development Finance Corp. Revenue Bonds (Imagine School At Broward) , 5.00%, 12/15/2039 (b)	500,000	570,870
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project), 5.00%, 01/01/2039	160,000	169,664
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	280,357
		2,052,941
Georgia (2.7%)
Floyd County Development Authority Revenue Bonds (Georgia Power Co.), 0.18%, 09/01/2026 (a)	400,000	400,000
Main Street Natural Gas, Inc. Revenue Bonds, Series A, 5.00%, 05/15/2035	250,000	329,677
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	1,001,870
		1,731,547

	Shares or Principal Amount	Value (US$)
Hawaii (1.0%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	$ 560,000	$ 677,382
Illinois (2.1%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	517,125
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	815,000	833,427
		1,350,552
Indiana (1.2%)
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	750,000	762,052
Kansas (1.5%)
Kansas Hospital Loan City Of Holton Revenue Bonds (Rural Health Resources Of Jackson Co., Inc. Project), 2.50%, 07/01/2021	1,000,000	1,001,900
Kentucky (0.8%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	550,045
Louisiana (2.1%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Glen Retirement System), Series A 5.00%, 01/01/2021	75,000	75,065
5.00%, 01/01/2022	160,000	160,976
5.00%, 01/01/2023	170,000	171,687
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 05/15/2026), 3.00%, 05/15/2031	10,000	11,281
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	623,390
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), 5.00%, 10/01/2027	250,000	310,570
		1,352,969
Maryland (3.1%)
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 3.60%, 03/01/2030 (a)	2,000,000	2,000,000
Massachusetts (0.9%)
Massachusetts Development Finance Agency Revenue Bonds, Series A, 5.00%, 07/01/2036	500,000	589,575
Michigan (3.5%)
Flint Hospital Building Authority Revenue Bonds 4.00%, 07/01/2035	1,000,000	1,068,740
4.00%, 07/01/2038	750,000	792,157
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), 3.25%, 02/01/2024	400,000	400,600
		2,261,497

See accompanying Notes to Financial Statements.

32	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Nebraska (1.2%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	$ 750,000	$ 777,135
New Hampshire (0.9%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College) 5.00%, 08/01/2035	250,000	300,475
5.00%, 08/01/2036	245,000	293,449
		593,924
New Jersey (4.5%)
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey) Series F, 4.00%, 07/01/2033	30,000	32,948
Series F (Pre-refunded @ $100, 07/01/2026), 4.00%, 07/01/2033	70,000	83,745
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,283,180
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	548,330
		2,948,203
New York (16.9%)
City of Elmira General Obligation Limited Bonds 5.00%, 07/01/2025 (b)	105,000	115,380
5.00%, 07/01/2033 (b)	625,000	683,481
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	155,633
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,148,810
Metropolitan Transportation Authority Revenue Bonds 5.00%, 11/15/2027	695,000	744,679
5.00%, 11/15/2027	1,150,000	1,225,417
Series A-2, VRN, 5.00%, 11/15/2045 (a)	400,000	437,080
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,116,420
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	358,767
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,303,887
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,003,240
Port Authority of New York & New Jersey Revenue Bonds, AMT, 5.00%, 07/15/2033	400,000	504,940
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	657,210
Village of Johnson City General Obligation Limited Bonds , Series A, 2.00%, 02/19/2021	750,000	752,685
Village of Valley Stream General Obligation Limited Notes, Series A, 6.50%, 05/20/2021	800,000	802,952
		11,010,581

	Shares or Principal Amount	Value (US$)
Ohio (2.0%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds 3.00%, 06/01/2048	$ 500,000	$ 478,220
4.00%, 06/01/2048	500,000	541,955
5.00%, 06/01/2055	110,000	117,684
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	136,104
		1,273,963
Pennsylvania (3.9%)
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School At Broward) , 4.00%, 12/01/2037	300,000	319,821
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	850,000	1,163,208
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A, (AGM ST AID WITHHLDG), 5.00%, 04/01/2034	825,000	1,034,443
		2,517,472
Puerto Rico (2.1%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A, (AGM), 5.25%, 07/01/2024	615,000	629,409
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds, (AGC-ICC), 5.50%, 07/01/2022	250,000	265,493
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	100,000	103,489
Highway & Transportation Authority Revenue Bonds, (AGC), 5.50%, 07/01/2031	300,000	349,803
		1,348,194
Rhode Island (1.2%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	784,350
South Carolina (1.8%)
City of Rock Hill SC Combined Utility System Revenue Bonds 5.00%, 01/01/2025	500,000	585,155
5.00%, 01/01/2026	500,000	603,035
		1,188,190
Tennessee (2.4%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	568,745
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project), 5.00%, 10/01/2034	360,000	399,388
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	561,875
		1,530,008

See accompanying Notes to Financial Statements.

2020 Annual Report	33

Statement of Investments (concluded)

October 31, 2020
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (19.3%)
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	$1,000,000	$ 1,000,000
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	4,850,000	5,922,189
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,050,640
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Railport Terminal II LLC), 4.00%, 01/01/2050 (b)	1,000,000	998,250
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	966,744
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,117,210
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,275,000	1,492,694
		12,547,727
Utah (1.1%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	117,557
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	570,000	576,424
		693,981
Washington (0.3%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024 (b)	180,000	190,940
West Virginia (0.8%)
Monongalia County Building Commission Revenue Bonds, 6.50%, 07/01/2041	500,000	513,570

	Shares or Principal Amount	Value (US$)
Wisconsin (5.0%)
Public Finance Authority Revenue Bonds 5.00%, 06/15/2029	$ 530,000	$ 635,422
5.00%, 06/15/2034	425,000	494,411
Public Finance Authority Revenue Bonds, 5.00%, 07/01/2038	1,000,000	1,126,120
Wisconsin Health & Educational Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 07/15/2021), Series A, 5.00%, 07/15/2028	500,000	516,815
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	300,342
Wisconsin Health & Educational Facilities Authority Revenue Bonds (St. Camillus Health System) 5.00%, 11/01/2020	50,000	50,000
5.00%, 11/01/2021	120,000	122,003
		3,245,113
Total Municipal Bonds		64,360,536
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	10,371	10,372
Total Short-Term Investment		10,372
Total Investments (Cost $61,319,323) (c)—99.1%		64,370,908
Other Assets in Excess of Liabilities—0.9%		603,324
Net Assets—100.0%		$64,974,232

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

34	2020 Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Aberdeen Short Duration High Yield Municipal Fund (Institutional Class shares net of fees) returned 0.51% for the 12-month period ended October 31, 2020, versus the 3.26% return of its benchmark, the S&P Municipal Bond Short Intermediate Index, and the 1.88% return of its blended secondary benchmark, comprising 30% Bloomberg Barclays 1-10 Year Municipal Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index.

The overall U.S. municipal bond market generated a positive return during the reporting period, with the Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gaining 3.59%, while the taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 6.19%.

Both the municipal and taxable bond markets were aided by falling interest rates, which declined over the reporting period amid several flights to quality given the continued fallout from the coronavirus (COVID-19) pandemic. In addition, the U.S. Federal Reserve (Fed) introduced several unprecedented actions to support the economy and the proper function of the financial markets. While the overall municipal market generated positive absolute returns during eight of the 12 months within the reporting period, a portion of those gains were given back in March and April 2020. Over this time, investor risk aversion increased and there were concerns about market liquidity and the finances for several municipalities.

During the reporting period, the Fund's average weighted maturity and effective duration3 were shorter than that of its blended secondary benchmark, which comprises 30% Bloomberg Barclays 1-10 Year Municipal Index/70% Bloomberg Barclay 1-10 Year Municipal High Yield Index. This hindered the Fund's relative performance over the period. Although the Fund was slightly overweight investment-grade securities, we were significantly underweight high-quality (AAA/AA)4 securities relative to the secondary benchmark. This contributed to under performance, as AAA/AA names rallied over the period.

Other contributors to Fund performance for the reporting period included exposures to tobacco, appropriation,5 and charter schools. This was partially offset by positions in nursing homes, hospitals and state general obligation securities. From a security-selection perspective, the position in B-rated municipal bonds and certain appropriation and farebox bonds6 were the largest contributors to performance, which somewhat mitigated the overall under performance to the benchmark. From a duration perspective, the overweight positioning in the 0-1-year and 10+-year segments of the yield curve had a positive impact on the Fund's relative performance.

During the reporting period, the Fund maintained a roughly 50%/50% allocation mix in high-yield and investment-grade7 bonds. We believe that this positioning in the reporting period served investors well during the market dislocation as a result of the COVID-19 pandemic, as investment-grade bonds outperformed their high-yield counterparts during this time.

In our view, municipal fundamentals remain stressed as a result of the COVID-19 pandemic and the subsequent economic shutdown. Despite most parts of the country having reopened to a degree, a recent resurgence in cases of COVID-19 will likely force a second shutdown in select areas in which there are material upticks in cases, in our view. We believe that these continued fits and starts to the economy will likely be a drag on municipal fundamentals, especially in select sectors. The fiscal and monetary policy responses remain fluid, but our expectation is that Congressional support for municipalities will likely come during the first quarter of 2021 after President-elect Joe Biden takes office. If the Democratic Party candidates win the two U.S. Senate run-off elections in Georgia fall in early January 2021, the party would narrowly control the Senate as well as the U.S. House of Representatives, which could result in significant stimulus to bolster municipal market fundamentals, in our view. Fund flows and coupon payments may have bolstered municipal performance to start the second half of the 2020 fiscal year, but new issuance has picked up as well.

Against this backdrop, we expect to maintain the Fund's overweight allocation to investment-grade securities relative to the blended benchmark. While we anticipate maintaining this stance, as we do not see sufficient value in moving down in credit quality at the moment, we recognize that if control of the Senate were to change, we may have to shift our cautious stance a bit. Additionally, we do not expect to extend the Fund's duration significantly over the medium term. However, given the market's short-term dynamics, the Fund's duration may increase somewhat, reflecting the impact of the additions of positions in credits that we believe provide opportunistic investments.

1	The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment -grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

4	S&P Global Ratings' credit ratings express the agency's opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency's opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

5	Appropriation bonds are backed by appropriations of a state or local government and are often structured as leases under state law. They are not legal debts of the government.

6	Farebox revenue bonds involve the issuance of debt by a transit agency, secured by pledging revenues collected from transit system operation.

7	Issuers whose bonds are rated as "investment-grade" usually have a lower chance of defaulting on their debt than those rated as "non-investment grade." Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

2020 Annual Report	35

Aberdeen Short Duration High Yield Municipal Fund (Unaudited) (concluded)

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

36	2020 Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5Yr.	Inception[2]
Class A	w/o SC	0.25%	2.36%	2.99%
	w/SC3	(2.23%)	1.85%	2.64%
Institutional Class[4]	w/o SC	0.51%	2.62%	3.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund's current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund's adoption of its current investment strategies on February 28, 2019. Please consult the Fund's prospectus for more detail.

2	Predecessor Fund commenced operations on May 31, 2013.

3	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.

4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Short Duration High Yield Municipal Fund, The S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the "Blended Index") and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

Bloomberg Barclays 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.

Bloomberg Barclays 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Barclays Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	37

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Municipal Bonds	98.5%
Other Assets in Excess of Liabilities	1.5%
100.0%

Top Holdings
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	4.3%
St. Lucie County Pollution Control Revenue Bonds (Florida Power & Light Co.) 09/01/2028	3.6%
State of Illinois General Obligation Unlimited Bonds, Series D 11/01/2026	2.3%
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A 09/01/2022	2.2%
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.) 01/01/2029	2.1%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds 06/01/2055	2.1%
Arizona Industrial Development Authority Revenue Bonds (Legacy Cares, Inc.), Series A 07/01/2030	1.7%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	1.7%
Dekalb Country Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project) 09/01/2036	1.7%
Appling County Georgia Development Authority Pollution Control Revenue Bonds (Georgia Power Company Plant Hatch Project), VRDN 09/01/2041	1.6%
Other	76.7%
100.0%

Top States
New York	12.8%
Florida	9.3%
Maryland	6.2%
Wisconsin	6.2%
Illinois	6.0%
Georgia	5.5%
Puerto Rico	4.6%
Texas	4.3%
Ohio	4.0%
Kentucky	3.9%
Other	37.2%
100.0%

38	2020 Annual Report

Statement of Investments

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.5%)
Alabama (2.4%)
Alabama Industrial Development Solid Waste Disposal Revenue Bonds (OfficeMax, Inc.), 6.45%, 12/01/2023	$ 750,000	$ 749,955
Health Care Authority for Baptist Health Revenue Bonds, Series D, 5.00%, 11/15/2021	850,000	852,584
Industrial Development Board of the City of Mobile Alabama Revenue Bonds (Alabama Power Co.), 0.13%, 06/01/2034 (a)	1,200,000	1,200,000
Industrial Development Board Of The Town Of West Jefferson Solid Waste Disposal Revenue Bonds (Alabama Power Company Miller Plant Project), 0.16%, 12/01/2038 (a)	2,800,000	2,800,000
Jemison Public Building Authority Revenue Bonds, Series B, 3.00%, 03/01/2021	70,000	70,498
Jemison Water & Sewer Revenue Bonds, Series A 3.00%, 03/01/2021	50,000	50,146
3.50%, 03/01/2026	290,000	302,128
Wilsonville Industrial Development Board Revenue Bonds (Alabama Power Co.), 0.16%, 12/01/2030 (a)	900,000	900,000
		6,925,311
Arizona (3.8%)
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier), Series C
5.13%, 01/01/2034 (b)	775,000	673,568
5.13%, 01/01/2035 (b)	815,000	700,020
5.13%, 01/01/2036 (b)	860,000	730,011
5.13%, 01/01/2037 (b)	905,000	760,779
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation)
5.00%, 07/01/2022 (b)	385,000	399,977
5.00%, 07/01/2023 (b)	405,000	429,179
Arizona Industrial Development Authority Revenue Bonds (Legacy Cares, Inc.),
Series A, 6.75%, 07/01/2030 (b)	5,000,000	5,005,200
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A
5.00%, 02/15/2021 (b)	240,000	242,546
5.00%, 02/15/2026 (b)	500,000	547,310
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.) 2.88%, 07/01/2021 (b)	135,000	135,327
4.00%, 07/01/2026 (b)	1,250,000	1,323,287
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Freedom Academy, Inc.), 3.88%, 07/01/2021 (b)	55,000	55,390
		11,002,594

	Shares or Principal Amount	Value (US$)
Arkansas (1.3%)
Arkansas Public Housing Authority Municipal Series 1 LLC Revenue Bonds, 3.75%, 09/01/2026 (a)(b)(c)	$ 1,105,000	$ 1,093,055
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A
5.00%, 09/01/2025	1,000,000	1,124,830
5.00%, 09/01/2026	1,490,000	1,695,292
		3,913,177
California (1.4%)
California Municipal Finance Authority Revenue Bonds (Highlands Community Charter and Technical Schools), 4.00%, 11/15/2021 (b)	1,650,000	1,660,345
California Municipal Finance Authority Revenue Notes (Empire Springs Charter School, Inc.), 4.00%, 09/15/2021 (b)	1,050,000	1,057,109
California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (CalPlant I LLC), 7.50%, 07/01/2032 (b)(c)(d)	500,000	350,000
Tobacco Securitization Authority of Northern California Revenue Bonds, Series A-2, 5.40%, 06/01/2027	985,000	988,920
		4,056,374
Colorado (0.5%)
Colorado Health Facilities Authority Revenue Bonds, Series B
5.00%, 05/15/2028	400,000	445,040
5.00%, 05/15/2028	100,000	104,693
Colorado Health Facilities Authority Revenue Bonds (Frasier Meadows Manor, Inc.)
5.00%, 05/15/2025	320,000	356,032
Series B, 5.00%, 05/15/2029	585,000	650,871
		1,556,636
Connecticut (2.1%)
City of West Haven General Obligation Unlimited Bonds
Series A, 5.00%, 11/01/2025	325,000	372,694
Series B, 5.00%, 11/01/2025	240,000	275,220
Series A, 5.00%, 11/01/2026	325,000	378,495
Series B, 5.00%, 11/01/2026	200,000	232,920
Series A, 5.00%, 11/01/2027	635,000	749,694
Series B, 5.00%, 11/01/2027	200,000	236,124
State Health & Educational Facilities Authority Revenue Bond (McLean Affiliates Obligated Group)
Series B-2, 2.75%, 01/01/2026 (b)	650,000	652,405
Series B-1, 3.25%, 01/01/2027 (b)	750,000	753,870
Series A, 5.00%, 01/01/2030 (b)	500,000	548,400

See accompanying Notes to Financial Statements.

2020 Annual Report	39

Statement of Investments (continued)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Connecticut (continued)
State Health & Educational Facilities Authority Revenue Bond (University of Hartford)
5.00%, 07/01/2025	$ 400,000	$ 439,360
5.00%, 07/01/2026	575,000	636,030
5.00%, 07/01/2027	430,000	479,308
5.00%, 07/01/2029	300,000	338,076
		6,092,596
Delaware (0.3%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 0.22%, 10/01/2029 (a)	900,000	900,000
Florida (9.3%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 0.17%, 06/01/2045 (a)	2,180,000	2,180,000
Capital Trust Agency, Inc. Revenue Bonds (Silver Creek St. Augustine LLLP), Series A, 6.50%, 01/01/2024 (c)(d)	250,000	135,000
Capital Trust Agency, Inc. Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), 4.50%, 01/01/2035 (b)	300,000	295,965
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	50,000	52,594
City of Atlantic Beach Health Care Facilities Revenue Bonds (Naval Continuing Care Retirement Foundation, Inc.), Series A, 5.00%, 11/15/2021	200,000	205,792
County of Jackson Revenue Bonds (Gulf Power Co.), 0.16%, 07/01/2022 (a)	900,000	900,000
County Of Lake Florida Retirement Facility Revenue Bonds (Waterman Communities, Inc.)
Series B-3, 3.38%, 08/15/2026	1,000,000	1,000,900
Series B-2, 3.75%, 08/15/2027	1,500,000	1,501,245
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project)
Series A, 4.00%, 12/15/2029 (b)	530,000	582,650
Series A, 5.00%, 12/15/2034 (b)	530,000	613,629
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024 (b)	100,000	97,102
Florida Development Finance Corp. Solid Waste Revenue Bonds (Waste Pro USA, Inc.)
5.00%, 05/01/2029 (b)	2,000,000	2,133,360
5.00%, 08/01/2029 (a)(b)	2,000,000	2,044,780
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A, 0.17%, 12/01/2046 (a)	400,000	400,000

	Shares or Principal Amount	Value (US$)
Martin County Industrial Development Authority Revenue Bonds (Indiantown Cogeneration LP), 4.20%, 12/15/2025 (b)	$ 2,000,000	$ 2,001,040
Palm Beach County Revenue Bonds (Provident Group – PBAU Properties LLC – Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029 (b)	1,440,000	1,497,614
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project) Series A, 5.00%, 01/01/2029	440,000	482,174
5.00%, 01/01/2039	240,000	254,496
St. Lucie County Pollution Control Revenue Bonds (Florida Power & Light Co.), 0.14%, 09/01/2028 (a)	10,700,000	10,700,000
Village Community Development District #12, Special Assessment Revenue Bonds, 2.88%, 05/01/2021	170,000	170,870
		27,249,211
Georgia (5.5%)
Appling County Georgia Development Authority Pollution Control Revenue Bonds, VRDN, 0.18%, 09/01/2029 (a)	1,200,000	1,200,000
Appling County Georgia Development Authority Pollution Control Revenue Bonds (Georgia Power Company Plant Hatch Project), VRDN, 0.18%, 09/01/2041 (a)	4,600,000	4,600,000
Dekalb Country Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project), 1.88%, 09/01/2036 (a)(b)	5,000,000	4,962,050
Development Authority of Monroe County Revenue Bonds (Gulf Power Co. Project), AMT, VRDN, 0.17%, 10/01/2049 (a)	300,000	300,000
Floyd County Development Authority Revenue Bonds (Georgia Power Co.), 0.18%, 09/01/2026 (a)	600,000	600,000
Main Street Natural Gas, Inc. Revenue Bonds, Series A
5.00%, 05/15/2030	200,000	246,756
5.00%, 05/15/2036	1,970,000	2,613,717
The Atlanta Development Authority Senior Health Care Revenue Bonds (Georgia Proton Treatment Center Project), Series A-1, 6.75%, 01/01/2035	2,300,000	1,493,505
		16,016,028
Guam (0.0%)
Guam International Airport Authority Revenue Bonds (Antonio B. Won Pat International Airport Authority), Series C, 5.00%, 10/01/2021	80,000	83,141
Idaho (0.4%)
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026	900,000	940,986

See accompanying Notes to Financial Statements.

40	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Idaho (continued)
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026	$ 130,000	$ 138,286
		1,079,272
Illinois (6.0%)
Chicago Board of Education General Obligation Unlimited Bonds
Series C, 5.00%, 12/01/2022	600,000	633,318
Series A, 5.00%, 12/01/2028	200,000	249,248
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	650,118
Governors State University Certificates of Participation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	478,836
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	205,000	210,353
Illinois Finance Authority Revenue Bonds (Benedictine University), 5.00%, 10/01/2025	1,035,000	1,109,748
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC), Series A
5.00%, 02/15/2027	420,000	426,300
5.00%, 02/15/2028	400,000	404,096
5.00%, 02/15/2029	520,000	522,335
5.00%, 02/15/2030	335,000	334,481
5.00%, 02/15/2031	370,000	367,332
5.00%, 02/15/2032	225,000	221,744
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	281,980
5.00%, 12/01/2029	315,000	352,989
Illinois Finance Authority Revenue Bonds (Intrinsic Schools Belmont Campus Project), Series A, 4.50%, 12/01/2020 (b)	45,000	45,045
Metropolitan Pier & Exposition Authority Revenue Bonds
5.00%, 12/15/2025	295,000	331,371
5.00%, 12/15/2027	100,000	115,052
State of Illinois General Obligation Unlimited Bonds
5.00%, 08/01/2021	50,000	51,304
5.00%, 08/01/2024	2,000,000	2,089,480
Series D, 5.00%, 11/01/2026	6,280,000	6,783,154
4.00%, 02/01/2030	745,000	811,916
Village of Matteson Revenue Bonds
5.00%, 12/01/2026	150,000	180,523
5.00%, 12/01/2027	150,000	183,999
5.00%, 12/01/2028	350,000	431,189
Village of Willow Springs General Obligation Unlimited Bonds, Series C, 4.45%, 12/15/2021	285,000	285,829
		17,551,740

	Shares or Principal Amount	Value (US$)
Indiana (1.3%)
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	$ 120,000	$ 128,006
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023 (b)	1,285,000	1,356,073
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	2,250,000	2,286,158
		3,770,237
Kansas (0.7%)
Kansas Hospital Loan City Of Holton Revenue Bonds (Rural Health Resources Of Jackson Co., Inc. Project), 2.50%, 07/01/2021	2,000,000	2,003,800
Kentucky (3.9%)
Louisville Regional Airport Authority Revenue Bonds (BT-OH LLC), Series A, AMT, VRDN, 0.18%, 11/01/2036 (a)	2,500,000	2,500,000
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.)
Series B, 0.13%, 01/01/2029 (a)	2,700,000	2,700,000
0.14%, 01/01/2029 (a)	6,200,000	6,200,000
		11,400,000
Louisiana (1.8%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029 (b)	1,000,000	1,062,370
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	259,130
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (The Glen System Retirement Project), Series A
5.00%, 01/01/2024	180,000	182,138
5.00%, 01/01/2025	370,000	374,684
5.00%, 01/01/2026	390,000	393,682
5.00%, 01/01/2027	410,000	411,915
5.00%, 01/01/2028	430,000	430,486
5.00%, 01/01/2029	450,000	447,885
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039 (b)	1,000,000	980,910
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030 (b)	400,000	417,352

See accompanying Notes to Financial Statements.

2020 Annual Report	41

Statement of Investments (continued)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Louisiana (continued)
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	$ 315,000	$ 327,127
		5,287,679
Maryland (6.2%)
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	85,000	85,859
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University), Series A
5.00%, 09/01/2027 (b)	1,495,000	1,604,105
5.00%, 09/01/2032 (b)	740,000	792,007
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	1,445,000	1,448,627
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Adventist Healthcare Obligated Group), 5.00%, 01/01/2021	450,000	452,371
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 3.60%, 03/01/2030 (a)	12,510,000	12,510,000
The Mayor and Council of Rockville Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.)
Series A-2, 5.00%, 11/01/2025	705,000	741,519
5.00%, 11/01/2027	600,000	634,044
		18,268,532
Massachusetts (1.8%)
Lynn Housing Authority & Neighborhood Development Revenue Bonds, 4.00%, 10/01/2022	430,000	441,223
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023 (b)	820,000	834,735
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025 (b)	500,000	526,170
4.00%, 10/01/2026 (b)	500,000	528,275
4.00%, 10/01/2027 (b)	450,000	477,023
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,504,155
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue), Series A
5.00%, 07/01/2033	500,000	597,175
5.00%, 07/01/2034	300,000	356,754
		5,265,510
Michigan (0.8%)
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	554,125

	Shares or Principal Amount	Value (US$)
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	$ 55,000	$ 55,870
Kalamazoo Economic Development Corp. Revenue Bonds (Heritage Community of Kalamazoo Obligated Group), 2.63%, 05/15/2025	1,130,000	1,128,316
Michigan Finance Authority Public School Academy Limited Revenue Bond (Cesar Chavez Academy Project), 4.00%, 02/01/2029	700,000	716,772
		2,455,083
Minnesota (1.4%)
Rice County Educational Facility Revenue Bonds (Shattuck-St Mary's School), Series A, 5.00%, 08/01/2022 (b)	960,000	979,738
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), 5.85%, 11/01/2058 (a)(b)	3,000,000	3,052,020
		4,031,758
Mississippi (3.2%)
Mississippi Business Finance Corp. Revenue Bonds (Huntington Ingalls Industries, Inc.), 4.55%, 12/01/2028	980,000	949,688
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.66%, 11/01/2032 (a)	5,000,000	5,000,000
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039 (b)	2,000,000	2,067,700
Mississippi Pearl General Obligation Unlimited Bonds
3.00%, 07/15/2022	630,000	627,606
3.13%, 07/15/2023	655,000	652,328
		9,297,322
Missouri (0.7%)
Platte County Industrial Development Authority Transportation Revenue Bonds
5.00%, 12/01/2020	850,000	408,000
5.00%, 12/01/2025	675,000	324,000
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital)
4.00%, 11/15/2021	555,000	559,756
5.00%, 11/15/2022	625,000	646,594
		1,938,350
Nebraska (0.2%)
Scotts Bluff County Hospital Authority Revenue Bonds (Regional West Medical Center), Series A, 5.00%, 02/01/2022	615,000	638,942

See accompanying Notes to Financial Statements.

42	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Nevada (0.6%)
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare)
5.00%, 09/01/2027	$ 605,000	$ 732,268
5.00%, 09/01/2029	620,000	738,891
Nevada Department of Business & Industry Revenue Bonds (Doral Academy of Nevada), Series A, 3.13%, 07/15/2022 (b)(e)	320,000	322,474
		1,793,633
New Jersey (1.4%)
New Jersey Economic Development Authority Revenue Bonds
5.00%, 06/15/2021	2,000,000	2,051,680
Series EE, 5.00%, 09/01/2023	700,000	709,716
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024 (b)	90,000	93,336
New Jersey Economic Development Authority Revenue Bonds (NYNJ Link Borrower LLC), 5.25%, 01/01/2025	125,000	139,736
New Jersey Economic Development Authority Revenue Bonds (United Airlines, Inc.), 5.50%, 04/01/2028	55,000	54,998
South Jersey Port Corp. Revenue Bonds, Series B
5.00%, 01/01/2026	300,000	337,974
5.00%, 01/01/2027	250,000	284,700
5.00%, 01/01/2028	255,000	293,112
		3,965,252
New York (12.8%)
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.)
5.00%, 11/01/2021	300,000	310,569
5.00%, 11/01/2022	250,000	267,180
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds (Charter School for Applied Technologies Project), 4.00%, 06/01/2022	895,000	909,472
Build NYC Resource Corp. Revenue Bonds (Metropolitan College of New York), 5.00%, 11/01/2020	765,000	765,000
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project), Series A
4.00%, 06/01/2022 (b)	190,000	196,052
5.00%, 06/01/2023 (b)	370,000	397,265
5.00%, 06/01/2024 (b)	390,000	427,791
5.00%, 06/01/2025 (b)	410,000	457,642
5.00%, 06/01/2026 (b)	430,000	483,496
5.00%, 06/01/2027 (b)	450,000	502,448
5.00%, 06/01/2032 (b)	500,000	547,350
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025 (b)	1,375,000	1,510,932
5.00%, 07/01/2033 (b)	2,635,000	2,881,557

	Shares or Principal Amount	Value (US$)
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	$ 455,000	$ 488,365
County Of Suffolk New York General Obligation Limited Bonds, Series A, 5.00%, 11/13/2020	2,000,000	2,002,600
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022	6,500,000	6,449,430
Metropolitan Transportation Authority Revenue Bonds
Series A-1, 5.00%, 11/15/2020	900,000	900,873
Series B-2, 5.00%, 05/15/2021	500,000	503,660
5.00%, 09/01/2022	2,000,000	2,033,740
5.00%, 11/15/2022	1,050,000	1,069,677
5.00%, 11/15/2035	4,000,000	4,230,040
Series A-2, VRN, 5.00%, 11/15/2045 (a)	1,600,000	1,748,320
Nassau County Tobacco Settlement Corp. Revenue Bonds, Series A-2, 5.25%, 06/01/2026 (e)	1,150,000	1,150,057
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	456,677
New York State Dormitory Authority Revenue Bonds (Yeshiva University)
5.00%, 09/01/2021	1,025,000	1,026,671
5.00%, 09/01/2022	1,640,000	1,642,575
5.00%, 09/01/2038	730,000	730,321
New York State Environmental Facilities Corp. Revenue Bonds (Casella Waste Systems, Inc.), 2.75%, 09/01/2050 (a)	1,000,000	1,005,570
Village of Johnson City General Obligation Limited Bonds
5.00%, 10/01/2021	115,000	117,635
5.00%, 10/01/2022	115,000	120,119
Village of Valley Stream General Obligation Limited Notes, Series A, 6.50%, 05/20/2021	2,250,000	2,258,302
		37,591,386
North Carolina (0.3%)
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	848,321
Ohio (4.0%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds
3.00%, 06/01/2048	3,000,000	2,869,320
4.00%, 06/01/2048	1,000,000	1,083,910
5.00%, 06/01/2055	5,640,000	6,033,954
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	250,000	259,603
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 2.88%, 02/01/2026	1,000,000	1,010,020

See accompanying Notes to Financial Statements.

2020 Annual Report	43

Statement of Investments (continued)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Ohio (continued)
Ohio Air Quality Development Authority Revenue Bonds (AK Steel Corp.), 6.75%, 06/01/2024	$ 200,000	$ 194,762
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	140,000	141,145
		11,592,714
Oregon (0.6%)
Port of Portland Revenue Bonds (Horizon Air Industries, Inc.), 0.19%, 06/15/2027 (a)	1,700,000	1,700,000
Pennsylvania (3.4%)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Bonds, 5.00%, 05/01/2022 (b)	660,000	681,047
Coatesville School District General Obligation Unlimited Notes, 5.00%, 11/13/2020	2,200,000	2,201,122
Dauphin County General Authority Revenue Bonds (Harrisburg University of Science and Technology Project)
4.00%, 10/15/2022 (b)	475,000	469,471
5.00%, 10/15/2027 (b)	1,650,000	1,654,257
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	105,581
Montgomery County Industrial Development Authority Revenue Bonds (Waverly Heights, Ltd. Project)
4.00%, 12/01/2027	180,000	197,536
4.00%, 12/01/2028	200,000	219,002
4.00%, 12/01/2029	100,000	109,148
4.00%, 12/01/2035	300,000	321,372
4.00%, 12/01/2036	100,000	106,828
4.00%, 12/01/2038	300,000	318,936
Philadelphia Authority for Industrial Development Revenue Bonds (Discovery Charter School Project), 5.00%, 04/01/2022	295,000	298,233
Philadelphia School District General Obligation Limited Bonds, Series F, 5.00%, 09/01/2024	2,000,000	2,316,520
Pottsville Hospital Facilities Authority Health Center Revenue Bonds (Lehigh Valley Health Network Obligated Group), 5.75%, 07/01/2022 (b)	100,000	105,606
Scranton School District General Obligation Limited Bonds
Series B, 5.00%, 06/01/2023	100,000	110,580
Series B, 5.00%, 06/01/2024	100,000	114,561
Series B, 5.00%, 06/01/2025	100,000	118,340
Series D, 5.00%, 06/01/2027	345,000	405,389
		9,853,529

	Shares or Principal Amount	Value (US$)
Puerto Rico (4.6%)
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds
Series A, 5.50%, 07/01/2021	$ 615,000	$ 621,685
(AGC-ICC), 5.50%, 07/01/2022	1,580,000	1,677,913
Series A, 5.00%, 07/01/2027	110,000	112,231
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	1,290,000	1,335,008
Puerto Rico Electric Power Authority Revenue Bonds
Series SS, 5.00%, 07/01/2022	260,000	261,193
Series PP, 5.00%, 07/01/2023	205,000	206,257
Series SS, 5.25%, 07/01/2023 (e)	2,340,000	2,400,512
Series PP, 5.00%, 07/01/2024	835,000	841,413
Series UU, 5.00%, 07/01/2024	300,000	306,084
Puerto Rico Highway & Transportation Authority Revenue Bonds
Series BB, 5.25%, 07/01/2022	100,000	105,790
Series L, 5.25%, 07/01/2023	520,000	533,447
Series E, 5.50%, 07/01/2023	200,000	215,054
Series D, 5.00%, 07/01/2027	145,000	147,941
(AGM-CR), 5.50%, 07/01/2030	1,000,000	1,158,800
Puerto Rico Public Buildings Authority Revenue Bonds, (NATL COMWLTH GTD), 6.00%, 07/01/2025	1,095,000	1,153,013
Puerto Rico Public Buildings Authority Revenue Bonds
Series F, 5.25%, 07/01/2021	1,200,000	1,229,892
6.00%, 07/01/2023 (e)	1,000,000	1,040,720
		13,346,953
Rhode Island (0.4%)
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B
5.00%, 09/01/2022	680,000	699,822
5.00%, 09/01/2023	500,000	521,455
		1,221,277
South Carolina (0.3%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), 5.25%, 02/01/2027 (b)	1,060,000	896,760
Tennessee (0.1%)
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project)
5.00%, 10/01/2029	300,000	338,058
5.00%, 10/01/2034	90,000	99,847
		437,905

See accompanying Notes to Financial Statements.

44	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (4.3%)
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group)
5.00%, 07/15/2023	$ 300,000	$ 316,956
5.00%, 07/15/2024	150,000	161,025
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds, 5.00%, 12/01/2021	500,000	518,195
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	75,000	82,034
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	895,000	967,835
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 4.00%, 07/01/2021	275,000	271,747
Series C, 5.00%, 07/01/2023	300,000	293,487
Series D, 6.00%, 07/01/2026	110,000	104,133
Port Beaumont Navigation District Revenue Bonds (Jefferson Railport Terminal II LLC), Series A, 3.63%, 01/01/2035 (b)	1,500,000	1,477,860
SA Energy Acquisition Public Facility Corp. Revenue Bonds
5.50%, 08/01/2022	80,000	86,699
5.50%, 08/01/2023	50,000	56,405
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.)
Series A, 4.50%, 11/15/2021 (c)(d)	695,000	451,750
Series B-1, 5.63%, 11/15/2024	2,450,000	2,452,058
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds
Series C, 1.60%, 12/15/2026 (a)(e)	1,500,000	1,447,320
Series D, 6.25%, 12/15/2026	2,295,000	2,686,848
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, 5.00%, 12/15/2025	1,000,000	1,082,970
Texas Public Finance Authority Revenue Bonds (Texas Southern University), 5.00%, 11/01/2021	100,000	103,725
		12,561,047
U. S. Virgin Islands (0.4%)
Virgin Islands Public Finance Authority Revenue Bonds, Series A, 5.00%, 10/01/2032	1,210,000	1,293,139
Utah (2.7%)
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School), Series A
4.50%, 10/15/2028 (b)	500,000	502,730
4.63%, 10/15/2048 (a)(b)	1,000,000	1,025,770
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), 3.63%, 06/15/2021 (b)(e)	195,000	196,055

	Shares or Principal Amount	Value (US$)
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	$ 3,000,000	$ 3,033,810
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048 (a)(b)	3,000,000	3,000,660
		7,759,025
Washington (0.9%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A
5.00%, 01/01/2024 (b)	180,000	190,940
5.00%, 01/01/2028 (b)	440,000	483,221
5.00%, 01/01/2029 (b)	465,000	509,956
5.00%, 01/01/2034 (b)	745,000	790,639
Washington State Housing Finance Commission Revenue Bonds (Mirabella), 6.00%, 10/01/2022 (b)	535,000	548,937
Washington State Housing Finance Commission Revenue Bonds (Presbyterian Retirement Communities Northwest Obligated Group)
5.00%, 01/01/2023	30,000	31,377
5.00%, 01/01/2023 (b)	35,000	35,520
Washington State Housing Finance Commission Revenue Bonds (Wesley Homes Lea Hill LLC), 3.20%, 07/01/2021 (b)	120,000	119,786
		2,710,376
West Virginia (0.5%)
Glenville State College Board of Governors Revenue Bonds, 3.25%, 06/01/2022	340,000	335,060
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	1,235,000	1,228,751
		1,563,811
Wisconsin (6.2%)
Public Finance Authority Revenue Bonds
Series A, 5.00%, 10/01/2024 (b)	2,100,000	2,229,927
6.00%, 01/01/2027	4,100,000	4,240,056
Series A, 5.00%, 10/01/2029 (b)	500,000	544,585
Public Finance Authority Revenue Bonds (Masonic & Eastern Star Home of NC, Inc.)
Series B-2, 3.00%, 03/01/2026 (b)	790,000	789,210
3.50%, 03/01/2027 (b)	4,000,000	3,995,360
Public Finance Authority Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035 (b)	1,000,000	986,550
Wisconsin Health & Educational Facilities Authority Revenue Bond
5.00%, 11/01/2022	120,000	123,790
5.00%, 11/01/2023	360,000	376,164

See accompanying Notes to Financial Statements.

2020 Annual Report	45

Statement of Investments (concluded)

October 31, 2020
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Wisconsin (continued)
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Barton College), Series A
5.00%, 03/01/2023	$ 1,250,000	$ 1,262,675
5.00%, 03/01/2028	1,190,000	1,213,086
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	685,000	677,602
5.00%, 01/01/2027	830,000	817,425
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School)
5.00%, 06/15/2022	185,000	194,600
5.00%, 06/15/2024	210,000	234,681
5.00%, 06/15/2026	230,000	267,775
5.00%, 06/15/2027	160,000	188,984
Wisconsin Public Finance Authority Revenue Bonds (Roseman University of Health Sciences), 5.00%, 04/01/2022	100,000	101,836
		18,244,306
Total Municipal Bonds		288,162,727
Total Investments (Cost $290,050,828) (f)—98.5%		288,162,727
Other Assets in Excess of Liabilities—1.5%		4,406,559
Net Assets—100.0%		$292,569,286

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Security is in default.
(e)	All or a portion of the security has been designated as collateral for when issued trading. When-issued trading is trading in securities that have been authorized but not yet been issued.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

46	2020 Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Aberdeen Ultra Short Municipal Income Fund (Institutional Class shares net of fees) returned 0.94% for the 12-month period ended October 31, 2020, versus the 1.87% return of its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index, during the same period.

The overall U.S. municipal bond market generated a positive return during the reporting period, with the Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, gaining 3.59%, while the taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 6.19%.

Both the municipal and taxable bond markets were aided by falling interest rates, which declined over the period amid several flights to quality given the continued fallout from the COVID-19 pandemic. In addition, the U.S. Federal Reserve (Fed) introduced several unprecedented actions to support the economy and the proper function of the financial markets. While the overall municipal market generated positive absolute returns during eight of the 12 months of the period, a portion of those gains were given back in March and April 2020. Over this time, investor risk aversion increased and there were concerns about market liquidity and the finances for several municipalities.

Over the reporting period, the Fund's effective average duration3 remained at its historically low level of 37 days, compared to an average maturity of more than one year for its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. This enabled the Fund to maintain a relatively stable net asset value (NAV) over the reporting period.

The short end of the municipal bond curve saw yields decline during the reporting period, as the Fed reversed monetary-policy tightening. The Fund experienced relatively low movement in NAV versus fluctuations in the benchmark index. Major contributors to the stability of the Fund's NAV were positions in floating-rate securities and variable rate demand notes (VRDNs), which comprised more than 70% of the Fund's net assets as of the end of the reporting period. VRDNs trade at par value, which does not fluctuate during periods of interest-rate volatility, although their rates reset daily or weekly, which allows the Fund to capture increased yields when interest rates move up. The Fund's performance relative to the benchmark was mainly hampered by underweight exposures to AAA-rated and AA-rated4 securities, as well as underweight duration in these credits, as their spreads compressed5 more than their lower-rated counterparts. Both portfolio weighting and security selection in BBB and non-rated securities helped to counterbalance underweighting high-grade securities as the Fund's holdings in these securities outperformed those represented in the benchmark.

Contributors to the Fund's absolute performance during the reporting period included positions in hospitals, economic development and housing bonds. Conversely, the Fund's absolute performance was hampered by underweight positioning in appropriation-backed,6 state general obligation bonds, as well as water and sewer.

In our view, municipal fundamentals remain stressed as a result of the COVID-19 pandemic and the subsequent economic shutdown. Despite most parts of the country having reopened to a degree, a recent resurgence in cases of COVID-19 will likely force a second shutdown in select areas in which there are material upticks in cases, in our view. We believe that these continued fits and starts to the economy will likely be a drag on municipal fundamentals, especially in select sectors. The fiscal and monetary policy responses remain fluid, but our expectation is that Congressional support for municipalities will likely come during the first quarter of 2021 after President-elect Joe Biden takes office. If the Democratic Party candidates win the two U.S. Senate run-off elections in Georgia fall in early January 2021, the party would narrowly control the Senate as well as the U.S. House of Representatives, which could result in significant stimulus to bolster municipal market fundamentals, in our view. Fund flows and coupon payments may have bolstered municipal performance to start the second half of the 2020 fiscal year, but new issuance has picked up as well.

Against this backdrop, we expect to maintain the Fund's credit and securities mix in order to mitigate some potential risks that we see on the horizon. However, we do recognize that if control of the Senate were to change, we may add incremental risk within the strategy in certain situations that bolster yield given how bullish that scenario could be for municipal bonds. However, we do not expect to extend the Fund's duration significantly over the medium term, as the yield curve appears flat at the front end of the curve and risks to a steepening remain.

1	The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4	The credit ratings of S&P Global Ratings, Moody's Investors Services, Inc., and Fitch Ratings express the respective agencies' opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody's) to communicate the agency's opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
5	When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.
6	Appropriation bonds are backed by appropriations of a state or local government and are often structured as leases under state law. They are not legal debts of the government.

2020 Annual Report	47

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares are not subject to a front-end sales charge and are subject to a 0.25% 12b-1 fee. Class A1 Shares have up to a 0.50% sales charge and have a 0.25% 12b-1 fee. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

48	2020 Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2020)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.69%	0.81%	0.72%
	w/SC2	0.69%	0.81%	0.72%
Class A1[3]	w/o SC	0.79%	0.83%	0.73%
	w/SC2	0.30%	0.73%	0.68%
Institutional Class[4]	w/o SC	0.94%	1.06%	0.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.

2	A front-end sales charge was eliminated effective July 1, 2020. Prior to that a 0.50% front-end sales charge was deducted.

3	Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.

4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Ultra Short Municipal Income Fund, Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Annual Report	49

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

October 31, 2020 (Unaudited)

Asset Allocation
Municipal Bonds	107.2%
Certificates of Deposit	2.3%
Mutual Funds	–%
Liabilities in Excess of Other Assets	(9.5%)
100.0%

Amounts listed as "–" are 0% or round to 0%.

Top Holdings*
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	5.2%
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), AMT, FRN 05/01/2050	5.0%
Montgomery County Higher Education And Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN 09/01/2050	4.0%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	3.6%
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.) 08/01/2030	3.2%
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), Series D, VRDN 12/01/2030	2.8%
Illinois Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.) 11/01/2044	2.0%
Mississippi Business Finance Corp. Revenue Bonds (Gulf Power Company Project), AMT, VRDN 12/01/2049	1.9%
Public Finance Authority Revenue Bonds (Waste Management, Inc.), Series A-1 06/01/2023	1.8%
New York City Industrial Development Agency Revenue Bonds (Tiago Holdings LLC), AMT, VRDN 01/01/2037	1.7%
Other	68.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
New York	13.2%
Texas	12.2%
Mississippi	11.5%
California	9.4%
Illinois	7.0%
Kentucky	6.5%
Pennsylvania	6.2%
Indiana	5.0%
Alabama	4.9%
Wisconsin	4.3%
Other	19.8%
100.0%

50	2020 Annual Report

Statement of Investments

October 31, 2020
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (107.2%)
Alabama (4.9%)
Black Belt Energy Gas District Revenue Bonds, FRN, 1.00%, 12/01/2048 (a)	$20,000,000	$ 19,936,200
Columbia Industrial Development Board Revenue Bonds (Alabama Power Co. Project), AMT, VRDN, 0.17%, 11/01/2021 (a)	8,900,000	8,900,000
Health Care Authority for Baptist Health Revenue Bonds, Series B 0.25%, 11/15/2037 (a)	7,025,000	7,025,000
0.49%, 11/01/2042 (a)	18,200,000	18,200,000
Industrial Development Board Of The Town Of West Jefferson Solid Waste Disposal Revenue Bonds (Alabama Power Company Miller Plant Project), 0.16%, 12/01/2038 (a)	3,700,000	3,700,000
Mobile Industrial Development Board Revenue Bonds (Alabama Power Theodore Plant Project), Series A, 0.16%, 04/01/2031 (a)	600,000	600,000
Walker County Economic & Industrial Development Authority Revenue Bonds (Alabama Power Co.), 0.16%, 12/01/2036 (a)	400,000	400,000
		58,761,200
Arizona (0.7%)
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 0.50%, 09/01/2024 (a)	7,900,000	7,898,183
Scottsdale Industrial Development Authority Revenue Bonds (Scottsdale Healthcare Hospitals Obligated Group), Series F, 0.34%, 09/01/2045 (a)	550,000	550,000
		8,448,183
Arkansas (0.4%)
City of Blytheville Revenue Bonds (Nucor Corp. Project), 0.23%, 01/02/2033 (a)	4,700,000	4,700,000
California (9.4%)
Bay Area Toll Authority San Francisco Bay Area Toll Bridge Revenue Bonds, Series D, 0.71%, 04/01/2045 (a)	8,000,000	8,000,240
California Infrastructure & Economic Development Bank Revenue Bonds (DesertXpress Enterprises LLC), AMT, FRN, 144A, 0.45%, 01/01/2050 (a)(b)	12,500,000	12,494,250
California Infrastructure and Economic Development Bank Refunding Revenue Bonds, Series B1, 0.30%, 10/01/2047 (a)	6,315,000	6,315,253
California Municipal Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), Series A, 2.00%, 12/01/2044 (a)	11,020,000	11,034,326

	Shares or Principal Amount	Value (US$)
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A, 0.50%, 08/01/2023 (a)(b)	$ 7,000,000	$ 7,000,000
California Statewide Communities Development Authority Revenue Bonds (Catholic Healthcare West), Series E, 0.35%, 07/01/2040 (a)	3,650,000	3,650,000
California Statewide Communities Development Authority Revenue Bonds (Dignity Health Obligated Group) Series F, 0.35%, 07/01/2040 (a)	5,550,000	5,550,000
Series D, 0.33%, 07/01/2041 (a)	11,900,000	11,900,000
California Statewide Communities Development Authority Revenue Bonds (Irvine Apartment Communities LP), AMT, VRDN, 0.12%, 09/15/2029 (a)	700,000	700,000
California Statewide Communities Development Authority Revenue Bonds (Westgate Pasadena Apartments Project), Series B, 0.28%, 04/01/2042 (a)	8,935,000	8,935,000
Palomar Pomerado Health Care Certificates of Participation Series C, 0.70%, 11/01/2036 (a)	13,125,000	13,125,000
Series B, 0.72%, 11/01/2036 (a)	5,725,000	5,725,000
Series A, 0.77%, 11/01/2036 (a)	8,250,000	8,250,000
San Francisco City & County Airport Comm-San Francisco International Airport Revenue Bonds, AMT, VRDN, 0.13%, 05/01/2030 (a)	8,900,000	8,900,000
		111,579,069
Connecticut (1.8%)
Capital Region Development Authority Revenue Bonds, Series B 0.30%, 06/15/2024 (a)	3,950,000	3,950,000
0.30%, 06/15/2034 (a)	4,270,000	4,270,000
City Of Milford, Connecticut General Obligation Bonds (Anticipation Notes), 2.50%, 11/03/2020	4,000,000	4,000,240
City of West Haven General Obligation Unlimited Bonds, Series B, 2.00%, 09/30/2021	4,800,000	4,846,032
Town Of Greenwich, Connecticut General Obligation Bonds (Anticipation Notes), 1.50%, 01/14/2021	4,100,000	4,109,922
		21,176,194
Delaware (0.5%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 0.22%, 10/01/2029 (a)	4,400,000	4,400,000
Sussex County Revenue Bonds (Baywood LLC), Series A, 0.25%, 11/01/2027 (a)	2,100,000	2,100,000
		6,500,000

See accompanying Notes to Financial Statements.

2020 Annual Report	51

Statement of Investments (continued)

October 31, 2020
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
District of Columbia (0.7%)
Metropolitan Washington Airports Authority Revenue Bonds, AMT, VRDN, 0.14%, 10/01/2040 (a)	$ 7,700,000	$ 7,700,000
Florida (3.9%)
County of Escambia Revenue Bonds (Gulf Power Co.), VRDN, 0.15%, 04/01/2039 (a)	5,000,000	5,000,000
County of Jackson Revenue Bonds (Gulf Power Co.), 0.16%, 07/01/2022 (a)	1,730,000	1,730,000
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B, 1.58%, 02/01/2029 (a)	11,140,000	11,140,000
JEA Water & Sewer System Revenue Bonds, Series B, VRDN, 0.16%, 10/01/2041 (a)	5,100,000	5,100,000
Miami-Dade County Industrial Development Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 0.55%, 11/01/2041 (a)	5,950,000	5,950,000
St. Lucie County Pollution Control Revenue Bonds (Florida Power & Light Co.), 0.14%, 09/01/2028 (a)	17,900,000	17,900,000
		46,820,000
Georgia (2.4%)
Appling County Georgia Development Authority Pollution Control Revenue Bonds, VRDN, 0.18%, 09/01/2029 (a)	8,700,000	8,700,000
Appling County Georgia Development Authority Pollution Control Revenue Bonds (Georgia Power Company Plant Hatch Project), VRDN, 0.18%, 09/01/2041 (a)	5,800,000	5,800,000
Development Authority of Burke County Revenue Bonds (Oglethop Power Co. Project), VRDN, 0.15%, 01/01/2037 (a)	8,800,000	8,800,000
Development Authority of Monroe County Revenue Bonds (Gulf Power Co. Project), VRDN, 0.18%, 11/01/2048 (a)	2,300,000	2,300,000
Heard County Development Authority Revenue Bonds (Georgia Power Co.), 0.17%, 12/01/2037 (a)	3,000,000	3,000,000
		28,600,000
Illinois (7.0%)
County of Will Revenue Bonds (BASF Corp.), AMT, VRDN, 0.26%, 07/01/2032 (a)	9,000,000	9,000,000
Illinois Finance Authority Educational Facility Revenue Bonds (Augustana College), VRDN, 0.12%, 10/01/2032 (a)	2,590,000	2,590,000
Illinois Finance Authority Revenue Bonds (Bohler-Uddeholm Corp. Project), 1.19%, 02/01/2037 (a)	10,000,000	10,000,000
Illinois Finance Authority Revenue Bonds (Fenwick High School Inc), VRDN, 0.13%, 04/01/2037 (a)	15,635,000	15,635,000

	Shares or Principal Amount	Value (US$)
Illinois Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 0.55%, 11/01/2044 (a)	$24,000,000	$ 24,000,000
Illinois Housing Development Authority Revenue Bonds, AMT, VRDN, 0.14%, 05/01/2042 (a)	10,440,000	10,440,000
Quad Cities Regional Economic Development Authority Revenue Bonds (Augustana College), VRDN, 0.12%, 10/01/2035 (a)	8,500,000	8,500,000
Rockford Park District Limited Tax, Series 2019B, 3.00%, 12/15/2020	1,165,000	1,167,936
State of Illinois 4.88%, 05/01/2021	750,000	762,945
Series A, 5.00%, 10/01/2021	750,000	773,377
		82,869,258
Indiana (5.0%)
Hammond Local Public Improvement Bond Bank Advance Funding Program Notes, 2.38%, 12/31/2020	3,375,000	3,381,885
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), 0.25%, 08/01/2030 (a)	38,000,000	38,000,000
Indianapolis City IN Revenue Bonds (Foundation for Affordable Rental Housing, Inc.), VRDN, 0.11%, 05/15/2038 (a)	5,325,000	5,325,000
Indianapolis Multifamily Housing Revenue Bonds (Forest Ridge), Series A, AMT, VRDN, 0.15%, 11/01/2042 (a)	12,900,000	12,900,000
		59,606,885
Iowa (1.0%)
Iowa Finance Authority Midwestern Disaster Area Economic Development Revenue Bonds (CJ Bio America, Inc.), 0.32%, 04/01/2022 (a)	12,000,000	12,000,000
Kansas (1.0%)
City of Burlington Environmental Improvement Revenue Bonds (Kansas City Power & Light Co.) Series A, 0.24%, 09/01/2035 (a)	5,000,000	5,000,000
Series B, 0.24%, 09/01/2035 (a)	5,000,000	5,000,000
City of Dodge City Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 0.40%, 03/01/2027 (a)	1,000,000	1,000,000
City of Liberal Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 0.40%, 02/01/2029 (a)	1,000,000	1,000,000
		12,000,000
Kentucky (6.5%)
County Of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2020A-1 Industrial Building Revenue Bonds, AMT, VRDN, 0.21%, 07/01/2060 (a)	14,000,000	14,000,000

See accompanying Notes to Financial Statements.

52	2020 Annual Report

Statement of Investments (continued)

October 31, 2020
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Kentucky (continued)
County Of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2020B-1 Industrial Building Revenue Bonds, AMT, VRDN, 0.21%, 07/01/2060 (a)	$ 14,000,000	$ 14,000,000
Kentucky Economic Development Finance Authority Revenue Bonds (Masonic Homes of Kentucky, Inc.), Series C, VRDN, 0.20%, 05/01/2034 (a)	10,465,000	10,465,000
Kentucky Economic Development Finance Authority Revenue Bonds (Republic Services, Inc.), AMT, FRN, 0.28%, 04/01/2031 (a)	3,000,000	3,000,780
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.), AMT, VRDN, 0.15%, 01/01/2029 (a)	13,500,000	13,500,000
Louisville Regional Airport Authority Revenue Bonds (BT-OH LLC), Series A, AMT, VRDN, 0.18%, 11/01/2036 (a)	12,300,000	12,300,000
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.) Series B, 0.13%, 01/01/2029 (a)	7,300,000	7,300,000
0.14%, 01/01/2029 (a)	900,000	900,000
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 0.50%, 08/15/2023 (a)	2,100,000	2,099,517
		77,565,297
Louisiana (3.1%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, AMT, VRDN 0.29%, 12/01/2036 (a)	8,000,000	8,000,000
0.29%, 12/01/2037 (a)	10,000,000	10,000,000
Louisiana Public Facilities Authority Revenue Bonds (St Mary's Dominican High School Corp.), Series B, 0.28%, 07/01/2033 (a)	200,000	200,000
North Webster Parish Industrial District Revenue Bonds (Continental Structural Plastics of Louisiana LLC), 2.10%, 09/01/2021 (a)	250,000	250,000
Parish of State James Revenue Bonds (Nucor Steel Louisiana LLC), VRDN, 0.21%, 11/01/2040 (a)	11,500,000	11,500,000
Plaquemines Port Harbor & Terminal District Revenue Bonds (International Marine Terminal Partnership Project), Series A, 1.00%, 03/15/2025 (a)	7,500,000	7,522,275
		37,472,275
Maryland (4.2%)
Maryland Economic Development Corp. Revenue Bonds (Linemark Printing/501 Prince George's Boulevard Obligated Group), 0.42%, 12/01/2033 (a)(c)	5,820,000	5,820,000

	Shares or Principal Amount	Value (US$)
Maryland Economic Development Corp. Revenue Bonds (Redrock LLC Facility), 0.42%, 11/01/2022 (a)	$500,000	$500,000
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 3.60%, 03/01/2030 (a)	42,405,000	42,405,000
Washington County Revenue Bonds (Conservit, Inc.), 0.42%, 02/01/2023 (a)(c)	1,215,000	1,215,000
		49,940,000
Massachusetts (0.6%)
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Partners Healthcare System, Inc.), Series G, 0.20%, 07/01/2042 (a)	6,865,000	6,865,000
Michigan (0.6%)
Waterford School District General Obligation Limited Bonds, 4.00%, 08/24/2021	7,120,000	7,320,855
Mississippi (11.5%)
Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series C, 0.30%, 05/01/2037	7,562,000	7,562,000
Mississippi Business Finance Corp. Revenue Bonds (Gulf Power Company Project), AMT, VRDN, 0.18%, 12/01/2049 (a)	22,300,000	22,300,000
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.) AMT, VRDN, 0.17%, 05/01/2028 (a)	10,000,000	10,000,000
Series D, VRDN, 0.14%, 12/01/2030 (a)	32,820,000	32,820,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.66%, 11/01/2032 (a)	62,000,000	62,000,000
Mississippi Business Finance Corp. Revenue Bonds (Tri-State Truck Center, Inc.), 0.40%, 03/01/2033 (a)	2,400,000	2,400,000
		137,082,000
Nevada (0.4%)
State of Nevada Department of Business & Industry Revenue Bonds (DesertXpress Enterprises LLC), AMT, FRN, 144A, 0.50%, 01/01/2050 (a)(b)	5,000,000	4,997,350
New Jersey (1.1%)
City of Orange Township, in The County of Essex, State of New Jersey General Obligation Notes, Series A, 2.00%, 12/18/2020	4,045,000	4,053,252
Bordentown Sewage Authority Revenue Bonds, Series J, (BAM), 5.00%, 12/01/2021	500,000	523,320
City of Newark General Obligation Unlimited Notes, 3.50%, 07/27/2021	3,250,000	3,316,917
City of Newark General Obligation Unlimited Bonds Series B, 2.00%, 10/05/2021	1,160,000	1,173,340
Series C, 2.00%, 10/05/2021	4,200,000	4,248,300
		13,315,129

See accompanying Notes to Financial Statements.

2020 Annual Report	53

Statement of Investments (continued)

October 31, 2020
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
New York (13.2%)
County Of Suffolk New York General Obligation Limited Bonds Series A, 5.00%, 11/13/2020	$7,000,000	$7,009,100
Series C, 3.00%, 04/16/2021	20,000,000	20,200,800
Metropolitan Transportation Authority Revenue Bonds Series D, 5.00%, 11/15/2020	4,000,000	4,003,880
5.00%, 05/15/2021	5,000,000	5,036,600
Series B-2, 5.00%, 05/15/2021	6,800,000	6,849,776
5.00%, 05/15/2021	2,750,000	2,770,130
Series F, 5.00%, 11/15/2021	1,000,000	1,015,980
Series B, 5.00%, 11/15/2021	700,000	711,200
Series D, 5.00%, 11/15/2021	700,000	711,186
4.00%, 02/01/2022	5,000,000	4,994,950
Series B-1, 5.00%, 05/15/2022	10,000,000	10,142,700
New York City General Obligation Unlimited Bonds Series A-4, 0.31%, 08/01/2026 (a)	7,025,000	7,025,000
Series C-4, 0.15%, 10/01/2027 (a)	19,100,000	19,100,000
Series J-3, 0.30%, 06/01/2036 (a)	20,175,000	20,175,000
Series J-2, 0.32%, 06/01/2036 (a)	6,275,000	6,275,000
New York City Industrial Development Agency Revenue Bonds (Novelty Crystal Corp.), 0.57%, 12/01/2034 (a)	1,300,000	1,300,000
New York City Industrial Development Agency Revenue Bonds (Tiago Holdings LLC), AMT, VRDN, 0.10%, 01/01/2037 (a)	20,610,000	20,610,000
Oneida County Industrial Development Agency Revenue Bonds (Champion Home Builders Co. Facility), 0.36%, 06/01/2029 (a)	6,820,000	6,820,000
Village of Clayton NY General Obligation Limited Bonds, 2.00%, 10/21/2021	2,925,000	2,964,517
Village of Johnson City General Obligation Limited Bonds, 1.50%, 10/01/2021	9,609,886	9,671,005
		157,386,824
North Carolina (0.3%)
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.), Series A, 0.23%, 11/01/2033 (a)	3,700,000	3,700,000
Oklahoma (2.8%)
Muskogee City-County Trust Port Authority Revenue Bonds (USA, Inc. Project), AMT, VRDN, 0.18%, 05/01/2023 (a)	5,700,000	5,700,000
Oklahoma Development Finance Authority Revenue Bonds (INTEGRIS Health Obligated Group ), VRDN 0.39%, 08/15/2031 (a)	14,000,000	14,000,000
0.40%, 08/15/2031 (a)	13,770,000	13,770,000
		33,470,000

	Shares or Principal Amount	Value (US$)
Oregon (0.1%)
Port of Portland Revenue Bonds (Horizon Air Industries, Inc.), 0.19%, 06/15/2027 (a)	$ 1,500,000	$ 1,500,000
Pennsylvania (6.2%)
Allentown City School District General Obligation Limited Bonds, (ST AID WITHHLDG), 2.38%, 03/31/2021	2,750,000	2,749,670
Delaware Valley Regional Finance Authority Local Government Revenue Bonds, 2020 Series C, R-Floats Weekly Rate Mode (Pa), 0.32%, 11/01/2055	9,700,000	9,700,000
Franklin County Industrial Development Authority Revenue Bonds (Precast System LLC), Series A, 0.42%, 11/01/2021 (a)	100,000	100,000
Montgomery County Higher Education And Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN, 0.33%, 09/01/2050 (a)(d)	48,030,000	48,030,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 0.45%, 08/01/2045 (a)	10,000,000	10,000,000
Philadelphia Authority for Industrial Development Revenue Bonds (Franklin Institute), VRDN, 0.15%, 06/01/2026 (a)	2,835,000	2,835,000
		73,414,670
Tennessee (1.2%)
Chattanooga Health Educational & Housing Faculty Board Revenue Bonds, Series C, VRDN, 0.23%, 05/01/2039 (a)	12,900,000	12,900,000
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 0.45%, 06/01/2037 (a)	915,000	915,000
		13,815,000
Texas (12.2%)
Katy Independent School District Refunding Bonds, Series C, 0.38%, 08/15/2036 (a)	4,320,000	4,312,958
Lower Neches Valley Authority Industrial Development Corp. Revenue Bonds (ExxonMobil Oil Corp.), AMT, VRDN, 0.17%, 04/01/2029 (a)	3,200,000	3,200,000
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.) 0.50%, 01/01/2026 (a)	6,500,000	6,500,000
AMT, FRN, 0.50%, 05/01/2050 (a)	60,000,000	60,000,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP) 0.29%, 04/01/2028 (a)	7,000,000	7,000,000
0.29%, 01/01/2030 (a)	11,800,000	11,800,000

See accompanying Notes to Financial Statements.

54	2020 Annual Report

Statement of Investments (concluded)

October 31, 2020
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (continued)
Port of Port Arthur Navigation District Revenue Bonds Series A, AMT, VRDN, 0.29%, 04/01/2037 (a)	$ 15,000,000	$ 15,000,000
VRDN, 0.21%, 04/01/2040 (a)	14,800,000	14,800,000
VRDN, 0.35%, 11/01/2040 (a)	19,955,000	19,955,000
State of Texas Tax And Revenue Anticipation Notes, AMT, VRDN, 0.17%, 12/01/2038 (a)	3,250,000	3,250,000
		145,817,958
Washington (0.2%)
Port of Tacoma WA Revenue Bonds, AMT, VRDN, 0.15%, 12/01/2035 (a)	2,100,000	2,100,000
Wisconsin (4.3%)
Public Finance Authority Revenue Bonds (Waste Management, Inc.), Series A-1, 0.45%, 06/01/2023 (a)	21,500,000	21,500,000
Whitewater Community Development Authority Revenue Bonds, VRDN, 0.14%, 06/01/2042 (a)	2,555,000	2,555,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds, 0.35%, 02/15/2053 (a)	13,500,000	13,500,000
Wisconsin Public Finance Authority Revenue Bonds (Waste Management, Inc.), 0.45%, 09/01/2027 (a)	14,000,000	14,000,000
		51,555,000
Total Municipal Bonds		1,278,078,147

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
Ascension Parish Louisiana Commercial Paper, 0.33%, 12/01/2020	$ 10,000,000	$ 10,000,000
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, Zero Coupon%,	67,866	67,873
Mercer County Pollution Control Revenue Commercial Paper Notes, 0.20%, 11/05/2020	17,600,000	17,600,000
Total Short-Term Investment		27,667,873
Total Investments (Cost $1,306,290,612) (e)—109.5%		1,305,746,020
Liabilities in Excess of Other Assets—(9.5)%		(113,696,538)
Net Assets—100.0%		$1,192,049,482

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)	Denotes a security issued under Regulation S or Rule 144A.

(c)	All or a portion of the security has been designated as collateral for when issued trading. When-issued trading is trading in securities that have been authorized but not yet been issued.

(d)	Illiquid security.

(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

FRN	Floating Rate Note

See accompanying Notes to Financial Statements.

2020 Annual Report	55

Statements of Assets and Liabilities

October 31, 2020

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
Assets:
Investments, at value	$50,803,566	$5,395,097	$64,360,536	$288,162,727	$1,278,078,147
Short-term investments, at value	776,625	16,548,030	10,372	–	27,667,873
Foreign currency, at value	708,326	127,670	–	–	–
Cash	76,119	–	–	127,696	–
Cash collateral pledged for futures	–	212,386	–	–	–
Receivable for investments sold	425,045	3,699	–	1,275,731	22,701,686
Interest and dividends receivable	729,348	3,539	895,079	3,381,126	2,333,383
Receivable for capital shares issued	10,116	1,462	100	47,561	1,839,603
Unrealized appreciation on forward foreign currency exchange contracts	158,157	242,186	–	–	–
Receivable from Adviser	20,017	39,077	16,810	40,920	231,189
Over-the-counter interest rate swaps and total return equity swaps, at value	–	15,894	–	–	–
Tax reclaim receivable	–	559	–	–	–
Prepaid expenses	35,266	27,549	20,470	34,314	60,813
Total assets	53,742,585	22,617,148	65,303,367	293,070,075	1,332,912,694
Liabilities:
Due to custodian	74,709	–	–	–	22,701,686
Payable for investments purchased	981,286	671	–	–	116,213,800
Unrealized depreciation on forward foreign currency exchange contracts	59,881	141,340	–	–	–
Over-the-counter interest rate swaps and total return equity swaps, at value	–	15,619	–	–	–
Distributions payable	–	–	10,227	40,941	17,255
Payable for capital shares redeemed	1,204	2,814	208,979	147,966	1,125,534
Accrued foreign capital gains tax	1,510	–	–	–	–
Cash due to broker for forward foreign currency contracts	100,000	–	–	–	–
Variation margin payable for centrally cleared swaps	–	15,038	–	–	–
Variation margin payable for futures contracts	–	19,242	–	–	–
Written options outstanding, at value	–	444,351	–	–	–
Accrued expenses and other payables:
Investment advisory fees	26,771	11,144	23,641	158,258	369,672
Audit fees	42,775	48,361	39,325	41,750	48,500
Custodian fees	16,606	117,223	3,216	8,166	22,689
Sub-transfer agent and administrative services fees	1,932	1,359	655	18,299	89,058
Administration fees	3,569	1,486	4,450	23,738	77,017
Legal fees	2,132	868	2,566	11,208	44,670
Fund accounting fees	1,708	746	2,279	8,795	33,535
Distribution fees	1,761	712	1,647	7,057	32,905
Transfer agent fees	1,548	2,420	12,070	4,272	7,172
Printing fees	1,718	1,960	1,958	4,013	28,939
Other accrued expenses	17,684	16,653	18,122	26,326	50,780
Total liabilities	1,336,794	842,007	329,135	500,789	140,863,212
Net Assets	$52,405,791	$21,775,141	$64,974,232	$292,569,286	$1,192,049,482
Cost:
Investments	$52,935,439	$4,971,967	$61,308,951	$290,050,828	$1,278,622,739
Short-term investment	776,625	16,547,972	10,372	–	27,667,873
Foreign currency	718,753	126,073	–	–	–
Premiums on written options:	–	355,586	–	–	–
Represented by:
Capital	$58,839,152	$21,504,935	$61,821,060	$301,873,286	$1,192,959,768
Distributable earnings (accumulated loss)	(6,433,361)	270,206	3,153,172	(9,304,000)	(910,286)
Net Assets	$52,405,791	$21,775,141	$64,974,232	$292,569,286	$1,192,049,482
Net Assets:
Class A Shares	$301,882	$1,077,593	$6,670,433	$22,416,608	$263,067,945
Class A1	–	–	–	–	557,686
Class C Shares	141,461	664,248	269,655	–	–
Class R Shares	3,571,687	–	–	–	–
Institutional Service Class Shares	79,195	8,148,112	19,518	–	–
Institutional Class Shares	48,311,566	11,885,188	58,014,626	270,152,678	928,423,851
Total	$52,405,791	$21,775,141	$64,974,232	$292,569,286	$1,192,049,482

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

56	2020 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2020

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund		Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	32,676		104,730		685,507		2,243,025		26,074,456
Class A1	–		–		–		–		55,240
Class C Shares	15,385		65,795		27,762		–		–
Class R Shares	388,521		–		–		–		–
Institutional Service Class Shares	8,557		787,634		2,004		–		–
Institutional Class Shares	5,216,966		1,139,429		5,957,354		27,029,262		92,547,780
Total	5,662,105		2,097,588		6,672,627		29,272,287		118,677,476
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.24		$10.29		$9.73		$9.99		$10.09
Class A1 (b)	$–		$–		$–		$–		$10.10
Class C Shares (a)	$9.19		$10.10		$9.71		$–		$–
Class R Shares	$9.19		$–		$–		$–		$–
Institutional Service Class Shares	$9.25		$10.35		$9.74		$–		$–
Institutional Class Shares	$9.26		$10.43		$9.74		$9.99		$10.03
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.53		$10.61		$9.98		$10.25		$–
Class A1	–		–		–		–		10.15
Maximum Sales Charge:
Class A Shares	3.00	(c)%	3.00	(c)%	2.50	(d)%	2.50	(d)%	–%
Class A1									0.50%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

(b)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

(c)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

(d)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	57

Statements of Operations

For the Year Ended October 31, 2020

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Dividend income	$–	$136,736	$996	$2,463	$6,511
Interest income	2,892,945	179,470	2,330,424	9,812,881	14,163,650
Foreign tax withholding	(11,234)	(11,783)	–	–	–
Other income	–	4,414	–	875	–
Total Income	2,881,711	308,837	2,331,420	9,816,219	14,170,161
EXPENSES:
Investment advisory fees	308,685	132,867	292,326	1,703,828	4,950,319
Trustee fees	4,356	1,852	5,911	22,098	83,159
Administration fees	41,158	17,716	55,026	210,691	735,195
Legal fees	4,404	2,068	5,862	22,986	93,129
Audit fees	42,775	48,361	39,325	41,750	48,500
Printing fees	10,000	28,709	6,914	15,671	49,845
Custodian fees	26,499	149,573	11,132	1,533	38,794
Transfer agent fees	9,697	13,178	56,515	24,709	52,792
Distribution fees Class A	1,225	2,016	17,554	63,080	526,982
Distribution fees Class A1	–	–	–	–	322
Distribution fees Class C	1,540	2,151	2,649	–	–
Distribution fees Class R	19,889	–	19	–	–
Sub-transfer agent and administrative service fees Institutional Class	14,710	3,519	4,388	134,077	556,535
Sub-transfer agent and administrative service fees Class A	567	477	889	13,320	101,632
Sub-transfer agent and administrative service fees Class A1	–	–	–	–	22
Sub-transfer agent and administrative service fees Class C	140	179	92	–	–
Sub-transfer agent and administrative service fees Class R	5,902	–	–	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	–	11,814	–	–	–
Fund accounting fees	3,063	1,121	3,768	11,735	37,245
Registration and filing fees	64,659	61,667	62,915	44,063	90,713
Other	33,723	33,258	33,915	48,650	137,284
Total expenses before reimbursed/waived expenses	592,992	510,526	599,200	2,358,191	7,502,468
Interest Expense (a)	12	505	250	1,931	4,103
Total operating expenses before reimbursed/waived expenses	593,004	511,031	599,450	2,360,122	7,506,571
Expenses reimbursed	(229,330)	(347,710)	(233,940)	(582,868)	(2,517,221)
Net expenses	363,674	163,321	365,510	1,777,254	4,989,350
Net Investment Income	2,518,037	145,516	1,965,910	8,038,965	9,180,811
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(1,100,334)	(165,310)	106,838	(1,967,350)	7,091
Realized gain/(loss) on futures contracts	–	210,129	–	–	–
Written options	–	(296,489)	–	–	–
Realized gain/(loss) on swap contracts	–	561,720	–	–	–
Realized gain/(loss) on forward foreign currency exchange contracts	75,484	(102,304)	–	–	–
Realized gain/(loss) on foreign currency transactions	(19,702)	(42,906)	–	–	–
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(1,044,552)	164,840	106,838	(1,967,350)	7,091
Net change in unrealized appreciation/(depreciation) on investment transactions	(2,645,270)	334,827	(1,362,746)	(5,731,312)	(628,850)
Net change in unrealized appreciation/(depreciation) on swap contracts	–	31,381	–	–	–
Net change in unrealized appreciation/(depreciation) on futures contracts	–	(32,102)	–	–	–
Net change in unrealized appreciation/(depreciation) on written options	–	(88,765)	–	–	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	227,600	223,543	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(10,974)	(559)	–	–	–
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,428,644)	468,325	(1,362,746)	(5,731,312)	(628,850)
Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(3,473,196)	633,165	(1,255,908)	(7,698,662)	(621,759)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(955,159)	$778,681	$710,002	$340,303	$8,559,052

(a)	See Note 9 for additional information.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

58	2020 Annual Report

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund (a)
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,518,037	$1,919,164	$145,516	$255,872	$1,965,910	$2,210,857
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and and foreign currency transactions	(1,044,552)	(947,294)	164,840	20,140	106,838	100,606
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,428,644)	2,907,769	468,325	312,865	(1,362,746)	2,776,302
Changes in net assets resulting from operations	(955,159)	3,879,639	778,681	588,877	710,002	5,087,765
Distributions to Shareholders From:
Distributable earnings:
Class A	(18,526)	(44,177)	(11,744)	(80,101)	(194,812)	(210,005)
Class C	(4,497)	(6,103)	(287)	(21,830)	(5,382)	(5,251)
Class R	(135,904)	(150,738)	–	–	(102)	(292)
Institutional Service Class	(1,479)	(927)	(172,288)	(676,038)	(613)	(618)
Institutional Class	(1,863,463)	(1,069,872)	(260,575)	(208,884)	(1,863,887)	(2,012,214)
Change in net assets from shareholder distributions	(2,023,869)	(1,271,817)	(444,894)	(986,853)	(2,064,796)	(2,228,380)
Change in net assets from capital transactions	3,508,099	25,349,881	8,688,209	(3,534,985)	(4,736,370)	(4,670,234)
Change in net assets	529,071	27,957,703	9,021,996	(3,932,961)	(6,091,164)	(1,810,849)
Net Assets:
Beginning of year	51,876,720	23,919,017	12,753,145	16,686,106	71,065,396	72,876,245
End of year	$52,405,791	$51,876,720	$21,775,141	$12,753,145	$64,974,232	$71,065,396

(a)	Effective February 28, 2020, the Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	59

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$352,813	$629,322	$479,659	$1,015,152	$168,732	$984,311
Dividends reinvested	17,316	44,177	11,491	74,465	136,429	147,688
Cost of shares redeemed	(898,944)	(945,566)	(230,065)	(1,364,677)	(1,018,550)	(1,036,703)
Total Class A	(528,815)	(272,067)	261,085	(275,060)	(713,389)	95,296
Class C Shares
Proceeds from shares issued	159,820	9,000	591,129	155,601	38,410	127,075
Dividends reinvested	4,497	5,483	287	21,830	5,363	5,064
Cost of shares redeemed	(122,537)	(222,174)	(70,992)	(299,574)	(21,015)	(167,988)
Total Class C	41,780	(207,691)	520,424	(122,143)	22,758	(35,849)
Class R Shares
Proceeds from shares issued	463,579	880,349	–	–	–	–
Dividends reinvested	135,904	150,738	–	–	81	289
Cost of shares redeemed (b)	(1,102,856)	(863,123)	–	–	(11,652)	–
Total Class R	(503,373)	167,964	–	–	(11,571)	289
Institutional Service Class Shares
Proceeds from shares issued	63,322	17,067	630,476	1,189,425	20,956	10,502
Dividends reinvested	1,479	927	169,159	665,084	582	590
Cost of shares redeemed	(5,359)	(15,891)	(1,691,964)	(2,430,439)	(19,111)	(10,533)
Total Institutional Service Class	59,442	2,103	(892,329)	(575,930)	2,427	559
Institutional Class Shares
Proceeds from shares issued	9,083,124	26,890,511	11,383,780	2,911,095	1,689,260	1,496,688
Dividends reinvested	1,832,746	1,054,294	260,091	208,624	1,499,054	1,591,645
Cost of shares redeemed	(6,476,805)	(2,285,233)	(2,844,842)	(5,681,571)	(7,224,909)	(7,818,862)
Total Institutional Class	4,439,065	25,659,572	8,799,029	(2,561,852)	(4,036,595)	(4,730,529)
Change in net assets from capital transactions:	$3,508,099	$25,349,881	$8,688,209	$(3,534,985)	$(4,736,370)	$(4,670,234)

(b)  Includes redemption fees, if any.

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

60	2020 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	37,203	67,261	47,338	101,495	17,181	100,854
Reinvested	1,819	4,822	1,142	7,635	13,932	15,090
Redeemed	(93,968)	(101,508)	(22,856)	(137,563)	(103,981)	(106,227)
Total Class A Shares	(54,946)	(29,425)	25,624	(28,433)	(72,868)	9,717
Class C Shares
Issued	16,467	972	58,660	15,615	3,885	12,905
Reinvested	478	605	29	2,314	549	520
Redeemed	(12,960)	(24,294)	(7,137)	(31,141)	(2,133)	(17,302)
Total Class C Shares	3,985	(22,717)	51,552	(13,212)	2,301	(3,877)
Class R Shares
Issued	49,525	93,571	–	–	–	–
Reinvested	14,469	16,470	–	–	9	29
Redeemed	(121,144)	(92,674)	–	–	(1,150)	–
Total Class R Shares	(57,150)	17,367	–	–	(1,141)	29
Institutional Service Class Shares
Issued	6,558	1,728	62,094	118,081	2,067	1,093
Reinvested	157	100	16,748	67,724	59	60
Redeemed	(590)	(1,607)	(166,979)	(242,720)	(2,068)	(1,095)
Total Institutional Service Class Shares	6,125	221	(88,137)	(56,915)	58	58
Institutional Class Shares
Issued	967,952	2,831,215	1,110,411	285,833	172,791	152,144
Reinvested	194,571	112,855	25,574	21,037	152,982	162,611
Redeemed	(719,093)	(252,763)	(275,955)	(550,590)	(737,200)	(800,086)
Total Institutional Class Shares	443,430	2,691,307	860,030	(243,720)	(411,427)	(485,331)
Total change in shares:	341,444	2,656,753	849,069	(342,280)	(483,077)	(479,404)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	61

Statements of Changes in Net Assets

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,038,965	$7,120,956	$9,180,811	$13,720,944
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(1,967,350)	(3,381,742)	7,091	36,094
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(5,731,312)	7,239,466	(628,850)	167,832
Changes in net assets resulting from operations	340,303	10,978,680	8,559,052	13,924,870
Distributions to Shareholders From:
Distributable earnings:
Class A	(713,836)	(771,943)	(1,509,615)	(2,560,301)
Class A1	–	–	(437)	(173)
Institutional Class	(7,291,360)	(6,247,051)	(7,684,814)	(11,160,084)
Change in net assets from shareholder distributions	(8,005,196)	(7,018,994)	(9,194,866)	(13,720,558)
Change in net assets from capital transactions	42,940,733	46,090,794	307,268,709	(140,354,568)
Change in net assets	35,275,840	50,050,480	306,632,895	(140,150,256)
Net Assets:
Beginning of year	257,293,446	207,242,966	885,416,587	1,025,566,843
End of year	$292,569,286	$257,293,446	$1,192,049,482	$885,416,587

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

62	2020 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,852,944	$9,352,935	$248,534,228	$130,426,011
Dividends reinvested	698,600	755,645	1,489,406	2,538,384
Cost of shares redeemed	(11,919,000)	(12,417,022)	(191,270,157)	(151,761,251)
Total Class A	(4,367,456)	(2,308,442)	58,753,477	(18,796,856)
Class A1 Shares
Proceeds from shares issued	–	–	522,320	34,995
Dividends reinvested	–	–	436	172
Total Class A1	–	–	522,756	35,167
Institutional Class Shares
Proceeds from shares issued	156,905,352	133,949,625	951,189,708	374,732,383
Dividends reinvested	5,941,741	5,338,463	6,439,517	9,055,828
Cost of shares redeemed	(115,538,904)	(90,888,852)	(709,636,749)	(505,381,090)
Total Institutional Class	47,308,189	48,399,236	247,992,476	(121,592,879)
Change in net assets from capital transactions:	$42,940,733	$46,090,794	$307,268,709	$(140,354,568)
SHARE TRANSACTIONS:
Class A Shares
Issued	673,668	917,107	24,628,361	12,916,211
Reinvested	69,375	74,409	147,584	251,376
Redeemed	(1,190,504)	(1,224,785)	(18,956,286)	(15,029,671)
Total Class A Shares	(447,461)	(233,269)	5,819,659	(1,862,084)
Class A1 Shares
Issued	–	–	51,715	3,465
Reinvested	–	–	43	17
Total Class A1 Shares	–	–	51,758	3,482
Institutional Class Shares
Issued	15,559,801	13,180,175	94,804,201	37,323,942
Reinvested	590,112	525,210	641,628	901,975
Redeemed	(11,531,243)	(8,955,607)	(70,726,848)	(50,336,762)
Total Institutional Class Shares	4,618,670	4,749,778	24,718,981	(12,110,845)
Total change in shares:	4,171,209	4,516,509	30,590,398	(13,969,447)

Amounts listed as "–" are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Annual Report	63

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$ 9.72	$0.43	$(0.58)	$(0.15)	$(0.33)	$ –	$(0.33)	$ 9.24
Year Ended October 31, 2019	8.97	0.50	0.62	1.12	(0.37)	–	(0.37)	9.72
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	–	(0.51)	8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	–	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Class C Shares
Year Ended October 31, 2020	9.69	0.36	(0.58)	(0.22)	(0.28)	–	(0.28)	9.19
Year Ended October 31, 2019	8.90	0.44	0.64	1.08	(0.29)	–	(0.29)	9.69
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	–	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	–	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Class R Shares
Year Ended October 31, 2020	9.69	0.39	(0.57)	(0.18)	(0.32)	–	(0.32)	9.19
Year Ended October 31, 2019	8.93	0.47	0.64	1.11	(0.35)	–	(0.35)	9.69
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	–	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	–	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Institutional Service Class Shares
Year Ended October 31, 2020	9.76	0.46	(0.59)	(0.13)	(0.38)	–	(0.38)	9.25
Year Ended October 31, 2019	8.99	0.53	0.65	1.18	(0.41)	–	(0.41)	9.76
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	–	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	–	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Institutional Class Shares
Year Ended October 31, 2020	9.76	0.46	(0.58)	(0.12)	(0.38)	–	(0.38)	9.26
Year Ended October 31, 2019	8.99	0.51	0.67	1.18	(0.41)	–	(0.41)	9.76
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	–	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	–	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as "–" are $0 or round to $0

See accompanying Notes to Financial Statements.

64 2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

(1.53%)		$ 302	1.02	%(e)	1.44	%(e)	4.57%	63.45%
12.81%		852	1.07%		1.61%		5.37%	71.06%
(7.91%)		1,050	1.31%		1.93%		4.78%	56.02%
8.21%		1,987	1.37%		2.15%		4.85%	64.37%
14.45	%(f)	247	1.20	%(e)	1.79	%(e)	5.88%	103.26%

(2.34%)		141	1.65	%(e)	2.16	%(e)	3.90%	63.45%
12.36%		110	1.70%		2.31%		4.75%	71.06%
(8.58%)		304	1.90%		2.58%		4.52%	56.02%
7.57%		261	1.90%		2.75%		4.46%	64.37%
13.62	%(f)	390	1.90	%(e)	2.53	%(e)	6.39%	103.26%

(1.94%)		3,572	1.30	%(e)	1.72	%(e)	4.28%	63.45%
12.69%		4,318	1.31%		1.85%		5.05%	71.06%
(8.25%)		3,826	1.55%		2.17%		4.79%	56.02%
7.96%		2,934	1.56%		2.34%		4.72%	64.37%
14.22	%(f)	1,493	1.40	%(e)	1.99	%(e)	5.04%	103.26%

(1.36%)		79	0.65%		1.07%		4.96%	63.45%
13.43%		24	0.68%		1.22%		5.66%	71.06%
(7.63%)		20	0.89%		1.52%		5.38%	56.02%
8.67%		22	0.90%		1.68%		5.43%	64.37%
14.76	%(f)	20	0.90	%(e)	1.49	%(e)	7.01%	103.26%

(1.29%)		48,312	0.65	%(e)	1.10	%(e)	4.95%	63.45%
13.40%		46,573	0.67%		1.25%		5.43%	71.06%
(7.58%)		18,720	0.90%		1.58%		5.41%	56.02%
8.62%		18,365	0.90%		1.76%		5.42%	64.37%
14.78	%(f)	16,825	0.90	%(e)	1.49	%(e)	7.37%	103.26%

(f)	Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate. If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.

2020 Annual Report     65

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$ 10.13	$ 0.04		$0.29	$0.33	$ (0.17)	$ –	$ (0.17)	$10.29
Year Ended October 31, 2019	10.41	0.17		0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Year Ended October 31, 2018	10.22	0.17		0.05	0.22	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(f)	0.67	0.80	(0.03)	–	(0.03)	10.18
Class C Shares
Year Ended October 31, 2020	9.87	(0.07)		0.32	0.25	(0.02)	–	(0.02)	10.10
Year Ended October 31, 2019	10.09	0.10		0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	–	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(f)	0.68	0.73	(0.02)	–	(0.02)	10.01
Institutional Service Class Shares
Year Ended October 31, 2020	10.20	0.06		0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19		0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(f)	0.68	0.82	(0.03)	–	(0.03)	10.21
Institutional Class Shares
Year Ended October 31, 2020	10.30	0.08		0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20		0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(f)	0.68	0.84	(0.04)	–	(0.04)	10.26

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Interest expense is less than 0.001%.

Amounts listed as "–" are $0 or round to $0

See accompanying Notes to Financial Statements.

66 2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)		Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)

3.26%		$ 1,078	0.97	%(e)	2.52	%(e)	0.35%		238.35%
4.41%		802	1.18	%(e)	3.04	%(e)	1.69%		53.05%
2.10%		1,119	1.12	%(e)	2.79	%(e)	1.60%		62.39%
1.53%		806	1.17	%(e)	2.74	%(e)	1.29%		91.26%
8.55	%(f)	1,824	1.13	%(e)	2.34	%(e)	1.38	%(f)	219.22%

2.54%		664	1.66	%(e)	3.30	%(e)	(0.69%)		238.35%
3.68%		141	1.86	%(e)	3.83	%(e)	1.02%		53.05%
1.45%		277	1.85	%(e)	3.65	%(e)	0.86%		62.39%
0.75	%(g)	247	1.85	%(e)	3.53	%(e)	0.62%		91.26%
7.87	%(f)	403	1.85	%(e)	3.15	%(e)	0.52	%(f)	219.22%

3.45	%(g)	8,148	0.80	%(e)	2.35	%(e)	0.62%		238.35%
4.72%		8,934	1.00	%(e)	2.86	%(e)	1.86%		53.05%
2.29%		9,768	0.96	%(e)	2.63	%(e)	1.75%		62.39%
1.62%		10,553	1.02	%(e)	2.59	%(e)	1.47%		91.26%
8.76	%(f)	10,940	1.01	%(e)	2.22	%(e)	1.43	%(f)	219.22%

3.34	%(g)	11,885	0.66	%(e)	2.24	%(e)	0.74%		238.35%
4.82	%(g)	2,876	0.86	%(e)	2.84	%(e)	1.98%		53.05%
2.47%		5,521	0.85	%(e)	2.70	%(e)	1.94%		62.39%
1.81	%(g)	1,685	0.85	%(e)	2.56	%(e)	1.60%		91.26%
8.87	%(f)	2,583	0.85	%(e)	2.12	%(e)	1.61	%(f)	219.22%

(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years' custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact to Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Annual Report     67

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$ 9.92	$0.26	$ (0.18)	$ 0.08	$(0.26)	$(0.01)		$(0.27)	$ 9.73
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	–	(f)	(0.28)	9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–		(0.29)	9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–		(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–		(0.30)	10.11
Class C Shares
Year Ended October 31, 2020	9.91	0.18	(0.19)	(0.01)	(0.18)	(0.01)		(0.19)	9.71
Year Ended October 31, 2019	9.52	0.21	0.39	0.60	(0.21)	–	(f)	(0.21)	9.91
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–		(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	–	(0.22)	–		(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–		(0.23)	10.09
Institutional Service Class Shares
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)		(0.29)	9.74
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	–	(f)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–		(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–		(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–		(0.33)	10.12
Institutional Class Shares
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)		(0.29)	9.74
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	–	(f)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–		(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–		(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–		(0.33)	10.12

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "–" are $0 or round to $0

See accompanying Notes to Financial Statements.

68	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

0.83%	$ 6,670	0.76	%(e)	1.09	%(e)	2.63%	55.63%
7.05%	7,526	0.76	%(e)	1.16	%(e)	2.84%	58.33%
(0.65%)	7,141	0.80%		1.08%		2.95%	14.38%
0.72%	9,084	0.88	%(e)	1.05	%(e)	2.92%	16.25%
2.19%	10,798	0.88%		1.03%		2.96%	10.71%

(0.01%)	270	1.50	%(e)	1.87	%(e)	1.89%	55.63%
6.39%	252	1.50	%(e)	1.93	%(e)	2.12%	58.33%
(1.39%)	279	1.55%		1.87%		2.20%	14.38%
(0.02%)	542	1.62	%(e)	1.83	%(e)	2.21%	16.25%
1.36%	851	1.62%		1.82%		2.24%	10.71%

1.09%	20	0.50	%(e)	0.83	%(e)	2.87%	55.63%
7.43%	19	0.50	%(e)	0.90	%(e)	3.10%	58.33%
(0.40%)	18	0.54%		0.82%		3.21%	14.38%
0.79%	18	0.69	%(e)	0.86	%(e)	3.10%	16.25%
2.48%	28	0.62%		0.77%		3.22%	10.71%

1.10%	58,015	0.50	%(e)	0.84	%(e)	2.89%	55.63%
7.32%	63,256	0.50	%(e)	0.90	%(e)	3.11%	58.33%
(0.39%)	65,428	0.54%		0.83%		3.21%	14.38%
0.98%	71,362	0.62	%(e)	0.79	%(e)	3.18%	16.25%
2.47%	79,279	0.62%		0.77%		3.23%	10.71%

(e)	Interest expense is less than 0.001%.
(f)	Less than $0.005 per share.

2020 Annual Report	69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$10.25	$0.29	(d)	$(0.27)	$0.02	$(0.28)	$ –		$(0.28)	$ –		$ 9.99
Year Ended October 31, 2019	10.07	0.30	(d)	0.18	0.48	(0.30)	–		(0.30)	–		10.25
Year Ended October 31, 2018(f)	10.24	0.31	(d)	(0.17)	0.14	(0.31)	0.00	(g)	(0.31)	0.00	(g)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)	0.18	(0.28)	–		(0.28)	0.00	(g)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04	0.36	(0.31)	–		(0.31)	0.00	(g)	10.34
Institutional Class Shares
Year Ended October 31, 2020	10.25	0.31	(d)	(0.26)	0.05	(0.31)	–		(0.31)	–		9.99
Year Ended October 31, 2019	10.07	0.32	(d)	0.18	0.50	(0.32)	–		(0.32)	–		10.25
Year Ended October 31, 2018(f)	10.24	0.33	(d)	(0.16)	0.17	(0.34)	0.00	(g)	(0.34)	0.00	(g)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)	0.21	(0.31)	–		(0.31)	0.00	(g)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05	0.39	(0.34)	–		(0.34)	0.00	(g)	10.34

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.
(e)	Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2020 and October 31, 2017. Includes interest expense that amounts to 0.01% for the years ended October 31, 2018 and October 31, 2016.

Amounts listed as "–" are $0 or round to $0

See accompanying Notes to Financial Statements.

70	2020 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

0.25%	$ 22,417	0.90	%(e)	1.12	%(e)	2.84%	149.01%
4.78%	27,577	0.90%		1.13%		2.96%	104.52%
1.42%	29,433	0.91	%(e)	1.11	%(e)	3.03%	86.19%
1.82%	50,906	0.90	%(e)	1.09	%(e)	2.78%	151.00%
3.58%	35,705	0.93	%(e)	1.12	%(e)	3.03%	132.00%

0.51%	270,153	0.65	%(e)	0.87	%(e)	3.07%	149.01%
5.05%	229,716	0.65	%(e)	0.90	%(e)	3.19%	104.52%
1.67%	177,810	0.66	%(e)	0.87	%(e)	3.27%	86.19%
2.08%	207,427	0.65	%(e)	0.84	%(e)	3.04%	151.00%
3.84%	153,300	0.68	%(e)	0.88	%(e)	3.28%	132.00%

(f)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(g)	Less than $0.005 per share.

2020 Annual Report	71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2020	$ 10.10	$0.07	(d)	$ –	(e)	$0.07	$(0.08)	$(0.08)	$ –		$10.09
Year Ended October 31, 2019	10.09	0.13	(d)	0.01		0.14	(0.13)	(0.13)	–		10.10
Year Ended October 31, 2018(g)	10.09	0.11	(d)	0.00		0.11	(0.11)	(0.11)	0.00	(e)	10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(e)	0.06	(0.06)	(0.06)	0.00	(e)	10.09
Year Ended October 31, 2016	10.10	0.04		(0.01)		0.03	(0.04)	(0.04)	0.00	(e)	10.09
Class A1 Shares
Year Ended October 31, 2020	10.10	0.03	(d)	0.05		0.08	(0.08)	(0.08)	–		10.10
Year Ended October 31, 2019(h)	10.10	0.08		–	(e)	0.08	(0.08)	(0.08)	–		10.10
Institutional Class Shares
Year Ended October 31, 2020	10.04	0.10	(d)	(0.01)		0.09	(0.10)	(0.10)	–		10.03
Year Ended October 31, 2019	10.04	0.15	(d)	–		0.15	(0.15)	(0.15)	–		10.04
Year Ended October 31, 2018(g)	10.04	0.13	(d)	0.00		0.13	(0.13)	(0.13)	0.00	(e)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(e)	0.09	(0.09)	(0.09)	0.00	(e)	10.04
Year Ended October 31, 2016	10.04	0.06		(0.00	)(e)	0.06	(0.06)	(0.06)	0.00	(e)	10.04

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.
(e)	Less than $0.005 per share.
(f)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as "–" are $0 or round to $0

See accompanying Notes to Financial Statements.

72	2020 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

0.69%	$263,068	0.70	%(f)	0.94	%(f)	0.72%	299.40%
1.36%	204,501	0.70%		0.95%		1.25%	231.49%
1.09%	223,255	0.70%		0.92%		1.08%	177.63%
0.62%	211,265	0.69%		0.90%		0.62%	214.00%
0.29%	206,259	0.68%		0.99%		0.39%	143.00%

0.79%	558	0.70	%(f)	0.90	%(f)	0.34%	299.40%
0.81%	35	0.70%		0.94%		1.13%	231.49%

0.94%	928,424	0.45	%(f)	0.71	%(f)	0.98%	299.40%
1.51%	680,881	0.45%		0.72%		1.50%	231.49%
1.34%	802,312	0.45%		0.67%		1.32%	177.63%
0.87%	896,624	0.44%		0.65%		0.86%	214.00%
0.64%	905,843	0.43%		0.74%		0.64%	143.00%

(g)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(h)	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.

2020 Annual Report	73

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2020, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2020, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a "Fund"; collectively, the "Funds"):

–	Aberdeen Emerging Markets Debt Fund ("Emerging Markets Debt Fund")
–	Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) ("Global Absolute Return Strategies Fund")*
–	Aberdeen Intermediate Municipal Income Fund ("Intermediate Municipal Income Fund")
–	Aberdeen Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")
–	Aberdeen Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")

*	Effective November 15, 2019, the Aberdeen Global Unconstrained Fixed Income Fund changed its name to the Aberdeen Global Absolute Return Strategies Fund (the "Global Absolute Return Strategies Fund") in connection with the changes to the Fund's principal investment objective, principal strategies and risks, portfolio management team and distribution frequency. The expense limitation arrangement for the Fund also changed from 0.85% to 0.65% effective November 15, 2019 and was extended through February 28, 2021. The changes to the Fund are described in the Fund's prospectus dated November 15, 2019.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.    Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign

74	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the "Board"). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size, and the strategies employed by Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.)("Aberdeen," the "Adviser" or "ASII") generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, "odd lot" sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund's assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds' Pricing Committee (the "Pricing Committee"), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

2020 Annual Report	75

Notes to Financial Statements (continued)

October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	$–	$11,198,123	$–	$11,198,123
Government Bonds	–	39,605,443	–	39,605,443
Money Market Funds	776,625	–	–	776,625
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	158,157	–	158,157
Liabilities
Forward Foreign Currency Exchange Contracts	–	(59,881)	–	(59,881)
	$776,625	$50,901,842	$–	$51,678,467
Global Absolute Return Strategies Fund
Investments in Securities
Common Stocks	$2,034,267	$2,227,205	$–	$4,261,472
U.S. Treasuries	–	7,528,835	–	7,528,835
Certificates of Deposit	–	4,112,063	–	4,112,063
Commercial Paper	–	999,973	–	999,973
Money Market Funds	4,437,036	–	–	4,437,036
Purchased Options	–	603,748	–	603,748
Other Financial Instruments
Assets
Futures Contracts	71,278	–	–	71,278
Forward Foreign Currency Exchange Contracts	–	242,186	–	242,186
Interest Rate Swap Agreements	–	15,894	–	15,894
Centrally Cleared Interest Rate Swap Agreements	–	152,805	–	152,805
Liabilities
Futures Contracts	(55,522)	–	–	(55,522)
Forward Foreign Currency Exchange Contracts	–	(141,340)	–	(141,340)
Centrally Credit Default Swap Contracts	–	(66,327)	–	(66,327)
Interest Rate Swap Agreements	–	(7,870)	–	(7,870)
Centrally Cleared Interest Rate Swap Agreements	–	(43,797)	–	(43,797)
Total Return Swaps	–	(7,749)	–	(7,749)
Written Options	–	(444,351)	–	(444,351)
	$6,487,059	$15,171,275	$–	$21,658,334
Intermediate Municipal Income Fund
Investments in Securities
Municipal Bonds	$–	$64,360,536	$–	$64,360,536
Short-Term Investment	10,372	–	–	10,372
	$10,372	$64,360,536	$–	$64,370,908

76	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

Investments, at Value	Level 1	Level 2	Level 3	Total
Short Duration High Yield Municipal Fund
Investments in Securities
Municipal Bonds	$–	$288,162,727	$–	$288,162,727
	$–	$288,162,727	$–	$288,162,727
Ultra Short Municipal Income Fund
Investments in Securities
Municipal Bonds	$–	$1,278,078,147	$–	$1,278,078,147
Short-Term Investment
United States	67,873	27,600,000	–	27,667,873
	$67,873	$1,305,678,147	$–	$1,305,746,020

For the fiscal year ended October 31, 2020, there were no significant changes to the fair valuation methodologies. Level 3 investments held by the Emerging Markets Debt Fund, at the beginning, during and at the end of the twelve-month period in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the year ended October 31, 2020 is not presented.

b.    Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.    Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

d.    Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

2020 Annual Report	77

Notes to Financial Statements (continued)

October 31, 2020

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund's positions may not exceed 5% of a Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the fiscal year ended October 31, 2020, the Aberdeen Global Absolute Return Strategies Fund invested in futures for both investment and hedging purposes.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties ("OTC Swaps") but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories ("EMIR") ("Cleared Swaps"). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty ("CCP"), and thus the counterparty credit exposure of the parties is to the

78	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as "variation margin," are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds' maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds' exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the fiscal year ended October 31, 2020, the Aberdeen Global Absolute Return Strategies Fund held credit default swaps to implement investment views and hedge the Fund's exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the fiscal year ended October 31, 2020, the Aberdeen Global Absolute Return Strategies Fund held interest rate swaps to implement investment views and hedge interest rate risk.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2020:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Equity Risk	Investments, at value	Written options, outstanding at value
	Over-the-counter interest rate swaps and total return equity swaps, at value	Over-the-counter interest rate swaps and total return equity swaps, at value
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts Variation margin receivable for futures contracts	Variation margin payable for centrally cleared swap contracts Variation margin payable for futures contracts
Credit Risk	Variation margin receivable for centrally	Variation margin payable for centrally
	cleared swap contracts	cleared swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

2020 Annual Report	79

Notes to Financial Statements (continued)

October 31, 2020

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2020:

	Asset Derivatives
Funds	Total Value at 10/31/2020	Investments, at value (Equity Risk)*	Written Options, at value (Equity Risk)	Over-the- Counter Interest Rate Swaps (Interest Rate risk)**	Over-the- Counter Total Return Swaps (Equity risk)**	Centrally Cleared Credit Default Swaps (Credit Risk)**	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)**	Forward Foreign Exchange Contracts (Foreign Exchange Risk)**	Futures Contracts (Interest Rate Risk)**
Aberdeen Emerging Markets Debt Fund	$ 158,157	$ –	$ –	$ –	$ –	$ –	$ –	$ 158,157	$ –
Aberdeen Global Absolute Return Strategies Fund	1,085,641	603,478	–	15,894	–	–	152,805	242,186	71,278

	Liability Derivatives
Funds	Total Value at 10/31/2020	Investments, at value (Equity Risk)*	Written Options, at value (Equity Risk)	Over-the- Counter Interest Rate Swaps (Interest Rate risk)**	Over-the- Counter Total Return Swaps (Equity risk)**	Centrally Cleared Credit Default Swaps (Credit Risk)**	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)**	Forward Foreign Exchange Contracts (Foreign Exchange Risk)**	Futures Contracts (Interest Rate Risk)**
Aberdeen Emerging Markets Debt Fund	$ 59,881	$ –	$ –	$ –	$ –	$ –	$ –	$ 59,881	$ –
Aberdeen Global Absolute Return Strategies Fund	411,370	–	88,765	7,870	7,749	66,327	43,797	141,340	55,522

*	Represents purchased options, at value
**	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Emerging Markets Debt Fund
Forward foreign currency(2) Barclays Bank plc	$36,678	$(11,785)	$(24,893)	$ –	$11,785	$(11,785)	$ –	$ –
Deutsche Bank AG	45,558	–	–	45,558	–	–	–	–
Royal Bank Of Canada	1,029	–	–	1,029	–	–	–	–
UBS AG	74,892	(48,096)	(26,796)	–	48,096	(48,096)	–	–

1	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

80	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Absolute Return Strategies Fund
Forward foreign currency(2) Barclays Bank plc	$58,587	$(23,193)	$ –	$35,394	$23,193	$(23,193)	$ –	$ –
Citibank N.A.	24,991	(24,991)	–	–	39,365	(24,991)	–	14,374
Goldman Sachs & Co.	58,240	(27,282)	–	30,958	27,282	(27,282)	–	–
HSBC Bank plc	38,841	(37,489)	–	1,352	37,489	(37,489)	–	–
JPMorgan Chase Bank N.A.	29,752	(7,371)	–	22,381	7,371	(7,371)	–	–
Royal Bank of Canada	31,775	(6,640)	–	25,135	6,640	(6,640)	–	–
Total return swaps(2) Goldman Sachs & Co.	$ –	$ –	$ –	$ –	$ 7,750	$ –	$ –	$ 7,750
Interest rate swaps(2) Morgan Stanley	$15,894	$ (7,870)	$ –	$ 8,024	$ 7,870	$ (7,870)	$ –	$ –

1	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
3	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2020:

Derivative Instrument Risk Type	Location on the Statement of Operations
Equity Risk	Realized gain/(loss) on investment transactions Realized gain/(loss) on written options
Credit Risk	Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2020:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investments transactions (Equity Risk)*	Written Options, at value (Equity Risk)	Total Return Equity Swaps (Equity risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Emerging Markets Debt Fund	$ 75,484	$ –	$ –	$ –	$ –	$ –	$ 75,484	$ –
Aberdeen Global Absolute Return Strategies Fund	455,133	82,077	(296,489)	(87,025)	514,976	133,769	(102,304)	210,129

2020 Annual Report	81

Notes to Financial Statements (continued)

October 31, 2020

	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investments transactions (Equity Risk)*	Written Options, at value (Equity Risk)	Total Return Equity Swaps (Equity risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Emerging Markets Debt Fund	$227,600	$ –	$ –	$ –	$ –	$ –	$ 227,600	$ –
Aberdeen Global Absolute Return Strategies Fund	224,647	90,590	(88,765)	(7,749)	(50,321)	89,451	223,543	(32,102)

*	Represents realized gain and change in unrealized appreciation for purchased options during the period.

Information about derivatives reflected as of the date of this report is generally indicative of the type of, activity for the fiscal year ended October 31, 2020. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2020.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Forward Foreign Cross Currency Contracts (Average Notional Value)	Long Future Contracts (Average Notional Value)	Short Future Contracts (Average Notional Value)	Buy Protection Credit Default Swap Contracts (Average Notional Value)	Sell Protection Credit Default Swap Contracts (Average Notional Value)	Interest Rate Swap Contracts (Average Notional Value)
Aberdeen Emerging Markets Debt Fund	$ 1,180,516	$ 8,600,410	$ –	$ –	$ –	$ –	$ –	$ –
Aberdeen Global Absolute Return Strategies Fund	10,182,789	14,542,547	2,285,053	9,865,416	8,402,527	13,730,058	13,678,972	25,343,425

Funds	Total Return Equity Swaps (Average Notional Value)	Call Purchased Options (Average Notional Value)	Put Purchased Options (Average Notional Value)	Call Written Options (Average Notional Value)	Put Written Options (Average Notional Value)	Call Purchased Swaptions (Average Notional Value)	Put Purchased Swaptions (Average Notional Value)	Call Written Swaptions (Average Notional Value)	Put Written Swaptions (Average Notional Value)
Aberdeen Emerging Markets Debt Fund	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Aberdeen Global Absolute Return Strategies Fund	294,308	42,420	41,293	35,063	33,502	–	364,021	–	256,354

e.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class's shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Emerging Markets Debt Fund. Distributions from net investment income, if any, are declared daily and paid monthly for the Short Duration High Yield Municipal Fund, the Intermediate Municipal Income Fund and the Ultra Short Municipal Income Fund. During the fiscal year ended October 31, 2020, and prior to changing its name, distributions from net investment income were declared and paid quarterly for Aberdeen Global Absolute Return Strategies Fund. Effective November 15, 2019, distributions from net investment income, if any, are declared and paid annually. The Funds will also declare and pay

82	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.	Federal Income Taxes

Each Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

h.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds' custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds' Statements of Investments.

At October 31, 2020, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

2020 Annual Report	83

Notes to Financial Statements (continued)

October 31, 2020

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Debt Fund	Up to $500 million	0.600%
	On $500 million and more	0.550%
Global Absolute Return Strategies Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (on behalf of Emerging Markets Debt Fund and Global Absolute Return Strategies Fund) as subadviser (the "Subadviser") pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund's investments and have the responsibility for making all investment decisions for the portion of such Fund's assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.

The Trust and Aberdeen have entered into a written contract ("Expense Limitation Agreement") limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2021 without the approval of the Trustees who are not "interested persons" of the Trust, as such term is defined by the 1940 Act (the "Independent Trustees"). For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Emerging Markets Debt Fund	0.65%
Global Absolute Return Strategies Fund*	0.65%
Intermediate Municipal Income Fund	0.50%

*  Effective November 15, 2019. Prior to November 15, 2019, the expense limitation was 0.85%

Fund	Class A Limit	Class A1 Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	0.45%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

84	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

As of October 31, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Total*
Emerging Markets Debt Fund	$ 164,344	$ 206,464	$ 229,330	$ 600,138
Global Absolute Return Strategies Fund	236,240	260,488	347,710	844,438
Intermediate Municipal Income Fund	222,152	288,577	233,940	744,669
Short Duration High Yield Municipal Fund	280,141	557,878	582,868	1,420,887
Ultra Short Municipal Income Fund	1,157,542	2,481,831	2,517,221	6,156,594

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds' Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2020, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.   Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust's average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.   Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the "Distributor") are parties to the current Underwriting Agreement (the "Underwriting Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders' financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares (a)	Class R Shares (a)
Emerging Markets Debt Fund	0.25%	–	1.00%	0.50%
Global Absolute Return Strategies Fund	0.25%	–	1.00%	–
Intermediate Municipal Income Fund	0.25%	–	1.00%	–
Short Duration High Yield Municipal Fund	0.25%	–	–	–
Ultra Short Municipal Income Fund	0.25%	0.25%	–	–

(a)  0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges ("CDSCs") of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

2020 Annual Report	85

Notes to Financial Statements (continued)

October 31, 2020

The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund and Global Absolute Return Strategies Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC is assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2020 was as follows:

Fund	Commissions Retained from Front-End Sales Charges of Class A and Class A1 Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A and Class A1) Shares
Emerging Markets Debt Fund	$2,100	$568
Global Absolute Return Strategies Fund	9	–
Intermediate Municipal Income Fund	723	–
Short Duration High Yield Municipal Fund	160	17,045
Ultra Short Municipal Income Fund	4,925	–
Total Retained	7,917	17,613

d.   Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as "sub-transfer agency fees"), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2020 was as follows:

Fund	Class A	Class A1	Class C	Class R	Institutional Service	Institutional
Emerging Markets Debt Fund	$ 567	$ –	$ 140	$ 5,902	$ –	$ 14,710
Global Absolute Return Strategies Fund	477	–	179	–	11,814	3,519
Intermediate Municipal Income Fund	889	–	92	–	–	4,388
Short Duration High Yield Municipal fund	13,320	–	–	–	–	134,077
Ultra Short Municipal Income Fund	101,632	22	–	–	–	556,535

Amounts listed as "–" are $0 or round to $0.

e.   Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 ("Rule 17a-7"). During the year ended October 31, 2020, the Funds did not engage in any of these trades.

86	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were as follows:

Fund	Purchases	Sales
Emerging Markets Debt Fund	$35,397,494	$30,769,376
Global Absolute Return Strategies Fund	21,865,986	27,022,968
Intermediate Municipal Income Fund	38,100,979	42,319,416
Short Duration High Yield Municipal Fund	424,991,913	381,624,038
Ultra Short Municipal Income Fund	3,117,249,995	2,783,022,042

5. Portfolio Investment Risks

a.	Absolute Return Strategy Risk

The Global Absolute Return Strategies Fund is subject to risks related to its absolute return strategy. Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund's objective will be achieved.

b.	Credit Default Swap Risk

The Global Absolute Return Strategies Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Fund.

c.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

d.	Derivatives Risk (including Options, Futures and Swaps)

Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund's performance. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

e.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

f.	Equity Securities Risk

The Global Absolute Return Strategies Fund may invest in equity securities. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain

2020 Annual Report	87

Notes to Financial Statements (continued)

October 31, 2020

management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

g.	Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

i.	Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

j.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund's portfolio holdings. These procedures and tests take into account a Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.

m.	Interest Rate Risk

Each Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund's net assets. Each Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or

88	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

o.	LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR") as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

p.	Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

q.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which a Fund invests.

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

r.	Municipal Securities Risk

The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the "Municipal Funds") are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

2020 Annual Report	89

Notes to Financial Statements (continued)

October 31, 2020

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund's investment performance.

s.	Non-Diversified Fund Risk

The Emerging Market Debt Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

t.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to certain Funds.

u.	Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

v.	Private Placements and Other Restricted Securities Risk

The Emerging Markets Debt Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

w.	Puerto Rico and U.S. Territories Risk

The Aberdeen Short Duration High Yield Municipal Fund is subject to Puerto Rico and U.S. territories risk to the extent that it invests in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico's credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect the Fund's performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund's investments and its performance.

x.	Tender Option Bonds Risk

The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

y.	Tobacco Related Bonds Risk

The Aberdeen Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco

90	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

z.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of a Fund's portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets as well as cyber-attacks.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund's investment performance.

aa.	Sovereign Debt Risk

The Emerging Markets Debt Fund and Global Absolute Return Strategies Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government's debt securities held by the Fund and impact an issuer's ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government's default on its debt securities may cause the value of securities held by the Fund to decline significantly.

bb.	U.S. Government Securities Risk

Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund's shares.

cc.	Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.	Variable and Floating Rate Securities Risk

Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations ("VRDOs") are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

ee.	Yield Risk

The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund's expenses could absorb all or a significant portion of the Fund's income. If interest rates increase, the Fund's yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Please read the Funds' prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

2020 Annual Report	91

Notes to Financial Statements (continued)

October 31, 2020

7. Tax Information

As of October 31, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$ 54,053,493	$ 1,639,850	$(4,113,152)	$(2,473,302)
Global Absolute Return Strategies Fund	21,596,824	571,500	(225,197)	346,303
Intermediate Municipal Income Fund	61,319,382	3,580,793	(529,267)	3,051,526
Short Duration High Yield Municipal Fund	290,112,698	3,566,493	(5,516,464)	(1,949,971)
Ultra Short Municipal Income Fund	1,306,304,139	106,497	(664,615)	(558,118)

The tax character of distributions paid during the fiscal year ended October 31, 2020 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$2,023,869	$ –	$2,023,869	$ –	$–	$2,023,869
Global Absolute Return Strategies Fund	444,894	–	444,894	–	–	444,894
Intermediate Municipal Income Fund	5,378	98,884	104,262	1,960,534	–	2,064,796
Short Duration High Yield Municipal Fund	94,431	–	94,431	7,910,765	–	8,005,196
Ultra Short Municipal Income Fund	9,380	–	9,380	9,185,486	–	9,194,866

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$1,271,817	$ –	$1,271,817	$ –	$–	$ 1,271,817
Global Absolute Return Strategies Fund	939,550	47,303	986,853	–	–	986,853
Intermediate Municipal Income Fund	4,962	20,675	25,637	2,202,743	–	2,228,380
Short Duration High Yield Municipal Fund	97,540	–	97,540	6,921,454	–	7,018,994
Ultra Short Municipal Income Fund	10	–	10	13,720,548	–	13,720,558

92	2020 Annual Report

Notes to Financial Statements (continued)

October 31, 2020

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Debt Fund	$ –	$1,288,463	$ –	$–	$–	$–	$(130,906)	$(2,484,022)	$(5,106,896)	$(6,433,361)
Global Absolute Return Strategies Fund	–	67,932	–	–	–	–	(80)	498,029	(295,675)	270,206
Intermediate Municipal Income Fund	5,026	–	106,844	–	–	–	(10,227)	3,051,529	–	3,153,172
Short Duration High Yield Municipal Fund	166,066	–	–	–	–	–	(40,941)	(1,949,974)	(7,479,151)	(9,304,000)
Ultra Short Municipal Income Fund	4,615	–	–	–	–	–	(17,255)	(558,119)	(339,529)	(910,288)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**	As of October 31, 2020, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as "–" are $0 or round to $0.

As of October 31, 2020, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Emerging Markets Debt Fund	$ 969,025	Unlimited (Short-Term	)
Emerging Markets Debt Fund	4,137,871	Unlimited (Long-Term	)
Global Absolute Return Strategies Fund	295,675	Unlimited (Long-Term	)
Short Duration High Yield Municipal Fund	3,998,361	Unlimited (Short-Term	)
Short Duration High Yield Municipal Fund	3,480,790	Unlimited (Long-Term	)
Ultra Short Municipal Income Fund	339,529	Unlimited (Short-Term	)

The Funds are permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

8. Significant Shareholders

As of October 31, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Emerging Markets Debt Fund	84.9%	5
Global Absolute Return Strategies Fund	72.3	3
Intermediate Municipal Income Fund	–	–
Short Duration High Yield Municipal Fund	63.3	5
Ultra Short Municipal Income Fund	74.4	6

Amounts listed as "–" are $0 or round to $0.

2020 Annual Report	93

Notes to Financial Statements (concluded)

October 31, 2020

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the "Borrowers"), has entered into an agreement (the "Agreement") with State Street Bank and Trust Company (the "Bank"), subject to annual renewal. The Agreement provides for a revolving credit facility (the "Credit Facility") in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

The Funds are subject to an up-front fee of 2.5 basis points (0.025%) on the full facility amount, which was paid upon closing of the credit facility. Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month LIBOR as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility cannot yet be determined. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2020, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2020.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Emerging Markets Debt Fund	150,000	1.44%	2
Global Absolute Return Strategies Fund	1,156,599	2.25%	7
Ultra Short Municipal Income Fund	100,000	2.94%	1

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020.

94	2020 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aberdeen Emerging Markets Debt Fund, Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund), Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund, and Aberdeen Ultra Short Municipal Income Fund, five of the funds comprising Aberdeen Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended October 31, 2017 for Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, transfer agent of the underlying funds, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 29, 2020

2020 Annual Report	95

Other Tax Information (Unaudited)

During the year ended October 31, 2020, the following Funds reported dividends as long-term capital gains:

Fund	Amount
Intermediate Municipal Income Fund	$98,884

96	2020 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2020 and continued to hold your shares at the end of the reporting period, October 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Actual Expenses Paid During Period" for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2020	Actual Ending Account Value, October 31, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
Emerging Markets Debt Fund	Class A	$1,000.00	$1,127.90	$1,020.26	$5.19	$4.93	0.97%
	Class C	$1,000.00	$1,123.20	$1,016.84	$8.81	$8.36	1.65%
	Class R	$1,000.00	$1,125.50	$1,018.60	$6.95	$6.60	1.30%
	Institutional Service Class	$1,000.00	$1,128.50	$1,021.92	$3.42	$3.25	0.64%
	Institutional Class	$1,000.00	$1,129.40	$1,021.87	$3.48	$3.30	0.65%
Global Absolute Return Strategies Fund	Class A	$1,000.00	$1,044.70	$1,020.26	$4.99	$4.93	0.97%
	Class C	$1,000.00	$1,041.20	$1,016.84	$8.47	$8.36	1.65%
	Institutional Service Class	$1,000.00	$1,044.40	$1,021.12	$4.11	$4.06	0.80%
	Institutional Class	$1,000.00	$1,046.10	$1,021.82	$3.39	$3.35	0.66%
Intermediate Municipal Income Fund	Class A	$1,000.00	$1,047.50	$1,021.32	$3.91	$3.86	0.76%
	Class C	$1,000.00	$1,043.70	$1,017.60	$7.71	$7.61	1.50%
	Class R	$1,000.00	$1,000.00	$1,025.14	$ —	$ —	—%
	Institutional Service Class	$1,000.00	$1,048.80	$1,022.62	$2.58	$2.54	0.50%
	Institutional Class	$1,000.00	$1,048.80	$1,022.62	$2.58	$2.54	0.50%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$1,035.50	$1,020.61	$4.60	$4.57	0.90%
	Institutional Class	$1,000.00	$1,036.80	$1,021.87	$3.33	$3.30	0.65%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,003.10	$1,021.62	$3.52	$3.56	0.70%
	Class C	$1,000.00	$1,003.10	$1,021.67	$3.47	$3.51	0.69%
	Institutional Class	$1,000.00	$1,003.40	$1,022.87	$2.27	$2.29	0.45%

**	The expense ratio presented represents a six-month, annualized ratio.

1	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

2	Represents the hypothetical 5% return before expenses.

2020 Annual Report	97

Supplemental Information (Unaudited)

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Trustees (the "Board" or the "Trustees") of the Aberdeen Funds (the "Trust") held on June 17, 2020, the Board, including a majority of the Trustees who are not considered to be "interested persons" of the Trust (the "Independent Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Trust's advisory agreement (the "Advisory Agreement") with Aberdeen Standard Investments Inc. ("ASII") and the applicable sub-advisory agreements (each a "Sub-Advisory Agreement," and collectively with the Advisory Agreement, the "Agreements") between ASII and Aberdeen Asset Managers Limited ("AAML") (the "Sub-Adviser") for each of the following series of the Trust: Aberdeen Emerging Markets Debt Fund, Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund), Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund, and Aberdeen Ultra Short Municipal Income Fund (each a "Fund," and collectively the "Funds"). Pursuant to relief granted by the U.S. Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In addition, the Independent Trustees held a separate telephonic meeting on June 10, 2020 to review the materials provided and the relevant legal considerations (together with the Quarterly Meeting, the "Meetings"). AAML is an affiliate of ASII. ASII and the Sub-Adviser are sometimes referred to collectively as the "Advisers."

In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including fee and expense information, comparative performance, and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks; (ii) information on the Funds' advisory fees and other expenses, including information comparing each Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (iii) information about the profitability of the Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees; (v) a memorandum from the Independent Trustees' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law; and (vi) sales and redemption data with respect to each Fund. The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund's investment objective and strategies; (ii) the Advisers' financial results and financial condition; (iii) the Advisers' investment personnel and operations; (iv) arrangements relating to the distribution of the Funds' shares and the related costs; (v) the procedures employed to determine the value of the Funds' assets; (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vii) the allocation of the Funds' brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by ASII's affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from ASII and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund's investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers' management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

Investment performance of the Funds and the Advisers. The Board received and reviewed with management, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund's performance benchmark. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund's investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by ASII and its affiliates to the extent available.

98	2020 Annual Report

Supplemental Information (Unaudited) (continued)

The Trustees also considered ASII's and the Sub-Advisers' performance and reputation generally, the historical responsiveness of ASII to Trustee concerns about performance, the performance of the fund family generally, and the willingness of ASII and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board noted that it would continue to monitor the Funds' performance and any actions taken by ASII and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund's net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by ASII to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund's net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds' advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds. In considering the fees charged by ASII to any comparable accounts, the Trustees also considered, among other things, management's discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by ASII out of its advisory fee. The Board also considered that ASII had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which ASII agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund's total annual operating expenses for a period of time. The Trustees also noted that ASII had agreed to increase its expense reimbursements to certain Funds during the year.

The Trustees also considered the compensation ASII and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of ASII and its affiliates' relationships with the Funds, including the engagement of affiliates of ASII to provide administrative and distribution services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether ASII had implemented breakpoints and expense limitations with respect to the Funds. The Trustees also examined the profitability of ASII and its affiliates on a Fund-by-Fund basis.

After reviewing these and related factors, including taking into account management's discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of ASII and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by ASII and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management's discussion of the Funds' advisory fee structure. The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds' potential future growth and increased size would have an effect on fees, noting that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses. The Trustees also took note of the costs of the services provided and the profitability to ASII and its affiliates from their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by ASII and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by ASII and its affiliates. The Board considered, among other things, the Advisers' investment experience. The Board also considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by ASII to the Funds, but also the administrative services provided by ASII to the Funds under a separate administration agreement. ASII's role in coordinating the activities of the Trust's other service providers was also considered. The Board also considered the Advisers' risk management processes. The Board also considered that it receives information on a regular basis from the Trust's Chief Compliance Officer regarding the Advisers' compliance policies and procedures. The Board was also mindful of the Advisers' focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

2020 Annual Report	99

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	whether the Funds have operated in accordance with their investment objectives as well as the Funds' record of compliance with their investment restrictions, and the compliance programs of the Trust and ASII. The Trustees also considered the compliance-related resources ASII and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by ASII under the Advisory Agreement and under a separate agreement covering administrative services.

•	so-called "fallout benefits" to ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Funds' securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•	the nature, quality, cost and extent of administrative services provided by ASII under a separate agreement covering administrative services.

*   *   *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Trustees, including the Independent Trustees, voting separately, would ratify their approval at the next in-person Board meeting.

100	2020 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2020

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust ("Independent Trustees")
Radhika Ajmera**** Year of Birth: 1964	Trustee since February 2020	Ms Ajmera has been an Independent Trustee of Aberdeen Funds since February 2020. She is also an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since June 2015 and of Aberdeen Japan Equity Fund Inc since September 2014 where she was appointed Chair effective December 2017.	20	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	27	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	22	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019 and served as Director of BlackRidge Financial Inc. from 2004 to 2019..	21	Director of CenturyLink Investment Management Company since 2006.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	20	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.

2020 Annual Report	101

Management of the Funds (Unaudited) (continued)

As of October 31, 2020

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993.	19	None.
Trustees who are interested persons (as defined in the 1940 Act) of the trust ("Interested Trustees")
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 19 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 2 portfolios.
***	Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

102	2020 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2020

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President and Chief Executive Officer (Since September 2014)	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

2020 Annual Report	103

Management of the Funds (Unaudited) (continued)

As of October 31, 2020

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore.
Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)	Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role.
Josh Duitz** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President (Since March 2019)	Currently, Senior Vice President in the Global Equities Team at ASII. He joined ASII in 2018.
Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President (Since March 2019)	Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Ms. Gubriy joined Aberdeen Standard Investments in 2005.
Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services – US. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since December 2020)	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Jim O'Connor** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President (Since December 2020)	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O'Connor joined ASII in 2010.
Brian O'Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – U.S. for Aberdeen Standard Investments Inc. Mr. O'Neill joined Aberdeen Standard Investments Inc. in 2008.

104	2020 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2020

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen , Mr. Demetriou, Mr. O'Connor, Mr. Kim and Mr. O'Neill may serve as officers of one or more other funds in the Fund Complex.

2020 Annual Report	105

Management Information

Trustees

Radhika Ajmera

Martin J. Gilbert

P. Gerald Malone, Chairman

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeenstandard.com/us

AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2020, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2020	$610,658	$0	$154,460	$0
October 31, 2019	$707,767	$0	$199,730	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2020 and October 31, 2019 and were $511,685 and $812,167, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 8, 2021

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
Aberdeen Funds

Date: January 8, 2021